UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AB Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2021

Date of reporting period: August 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

AUG    08.31.21

ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 1

ANNUAL REPORT

October 7, 2021

This report provides management’s discussion of fund performance for the AB All Market Total Return Portfolio for the annual reporting period ended August 31, 2021.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF AUGUST 31, 2021 (unaudited)

	6 Months	12 Months

AB ALL MARKET TOTAL RETURN PORTFOLIO

Class A Shares	12.45%	21.16%

Class C Shares	11.99%	20.33%

Advisor Class Shares[1]	12.51%	21.43%

Class R Shares[1]	12.17%	20.66%

Class K Shares[1]	12.37%	21.01%

Class I Shares[1]	12.56%	21.44%

Primary Benchmark: MSCI ACWI (net)	13.80%	28.64%

Bloomberg Global Aggregate Bond Index (USD hedged)	1.62%	0.76%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended August 31, 2021.

All share classes of the Fund underperformed the primary benchmark and outperformed the Bloomberg Global Aggregate Bond Index (USD hedged) for both periods, before sales charges. During both periods, equity markets performed well, and therefore, the Fund’s more diversified approach, which balances exposures to equities, bonds, commodities and alternative strategies, underperformed the all-equity benchmark. During the 12-month period, overall allocation within equities detracted from absolute

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performance, while allocation within fixed-income assets and diversifiers contributed. Security selection within fixed income detracted, while selection within equities and alternative strategies contributed. During the six-month period, security selection within equities detracted, while selection within diversifiers and fixed income contributed. Overall asset-class allocation was positive.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, currency forwards and variance swaps, which contributed to absolute performance for both periods; credit default swaps and inflation Consumer Price Index swaps detracted for the six-month period, but contributed for the 12-month period; interest rate swaps, total return swaps and purchased swaptions contributed for the six-month period, but detracted for the 12-month period. The Fund utilizes a range of cash securities and derivatives to efficiently gain exposures to desired investments. Derivatives are excluded from the calculation of the Fund’s turnover rate of 117% whereas transactions in cash securities are included. The Fund’s turnover rate might have been different if the Fund had not utilized derivatives.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded strong double-digit returns for the 12-month period ended August 31, 2021, as the continuation of accommodative monetary policy, widespread vaccination distribution and strong company earnings growth supported equity markets. Volatility increased in the middle of the period as the rapid economic recovery triggered inflationary fears and prompted intervals of style rotation as growth- and value-oriented shares traded leadership. Global monetary policy remained dovish and markets were calmed after the US Federal Reserve (the “Fed”) and key central banks emphasized the transitory nature of higher current inflation and their commitment to avoid withdrawing support prematurely. At the end of the period, market sentiment fluctuated under the overhang of rapidly rising coronavirus delta variant cases and the fear of sudden tapering of asset purchases by the Fed. Global markets were reassured after Fed Chair Jerome Powell reaffirmed previous comments regarding the possible timing of tapering and rate hikes. Small-cap stocks significantly outperformed large-cap stocks on a relative basis, and despite intervals of market rotation, value-style stocks outperformed their growth-style peers.

Fixed-income market returns were mixed as longer-term treasury yields diverged according to region, with government bonds in Canada, the US and the UK falling, while government bonds in the eurozone, Japan and Australia advanced. Low interest rates also set the stage for a sharp rebound in risk assets. Emerging- and developed-market high-yield corporate bonds and high-yield emerging-market sovereign bonds led significant gains as investors searched for higher yields. Emerging- and developed-market investment-grade corporate bonds also advanced.

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Investment-grade bonds in the eurozone outperformed the US as yields fell in the eurozone in tandem with government bond yields. Emerging-market local-currency bonds gained, as the US dollar fell against the majority of developed- and emerging-market currencies. Securitized assets outperformed US Treasuries, particularly among commercial mortgage-backed securities. Brent crude and copper prices rose sharply as the global economy continued to recover from the pandemic.

The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies, but include securities of small- and mid-capitalization companies to a lesser extent, and include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser uses fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

Alternative investments include various instruments, the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives,

(continued on next page)

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real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.

The Adviser adjusts the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund seeks to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies

(continued on next page)

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and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities- related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a

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DISCLOSURES AND RISKS (continued)

higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for

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DISCLOSURES AND RISKS (continued)

the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment

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DISCLOSURES AND RISKS (continued)

techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2011 TO 8/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Total Return Portfolio Class A shares (from 8/31/2011 to 8/31/2021) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	21.16%	16.05%

5 Years	7.75%	6.82%

10 Years	7.03%	6.57%

CLASS C SHARES

1 Year	20.33%	19.33%

5 Years	6.95%	6.95%

10 Years[1]	6.24%	6.24%

ADVISOR CLASS SHARES[2]

1 Year	21.43%	21.43%

5 Years	8.02%	8.02%

10 Years	7.31%	7.31%

CLASS R SHARES[2]

1 Year	20.66%	20.66%

5 Years	7.30%	7.30%

10 Years	6.60%	6.60%

CLASS K SHARES[2]

1 Year	21.01%	21.01%

5 Years	7.64%	7.64%

10 Years	6.94%	6.94%

CLASS I SHARES[2]

1 Year	21.44%	21.44%

5 Years	8.00%	8.00%

10 Years	7.29%	7.29%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.06%, 1.82%, 0.81%, 1.47%, 1.16% and 0.84% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	13.52%

5 Years	5.93%

10 Years	6.94%

CLASS C SHARES

1 Year	16.68%

5 Years	6.05%

10 Years[1]	6.62%

ADVISOR CLASS SHARES[2]

1 Year	18.88%

5 Years	7.14%

10 Years	7.69%

CLASS R SHARES[2]

1 Year	18.07%

5 Years	6.42%

10 Years	6.99%

CLASS K SHARES[2]

1 Year	18.43%

5 Years	6.76%

10 Years	7.32%

CLASS I SHARES[2]

1 Year	18.79%

5 Years	7.10%

10 Years	7.67%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,124.50	$5.57	1.04%	$5.68	1.06%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%	$5.40	1.06%
Class C
Actual	$1,000	$1,119.90	$9.56	1.79%	$9.67	1.81%
Hypothetical**	$1,000	$1,016.18	$9.10	1.79%	$9.20	1.81%
Advisor Class
Actual	$1,000	$1,125.10	$4.23	0.79%	$4.34	0.81%
Hypothetical**	$1,000	$1,021.22	$4.02	0.79%	$4.13	0.81%
Class R
Actual	$1,000	$1,121.70	$7.86	1.47%	$7.97	1.49%
Hypothetical**	$1,000	$1,017.80	$7.48	1.47%	$7.58	1.49%
Class K
Actual	$1,000	$1,123.70	$6.21	1.16%	$6.32	1.18%
Hypothetical**	$1,000	$1,019.36	$5.90	1.16%	$6.01	1.18%
Class I
Actual	$1,000	$1,125.60	$4.45	0.83%	$4.55	0.85%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%	$4.33	0.85%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY

August 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $693.2

1

All data are as of August 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Commercial Mortgage-Backed Securities, Governments–Sovereign Bonds, Mortgage Pass-Throughs and Warrants.

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

August 31, 2021 (unaudited)

1

All data are as of August 31, 2021. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Angola, Argentina, Australia, Austria, Bahrain, Belgium, Bermuda, Brazil, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Ghana, Honduras, Hong Kong, India, Israel, Italy, Ivory Coast, Jamaica, Jersey (Channel Islands), Kenya, Lebanon, Macau, Mexico, Nigeria, Norway, Oman, Pakistan, Panama, Peru, Philippines, Puerto Rico, Russia, Senegal, Singapore, South Africa, South Korea, Spain, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, Venezuela and Zambia.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 65.9%
Information Technology – 16.1%
Communications Equipment – 0.4%
Calix, Inc.(a)	14,464	$674,022
Lumentum Holdings, Inc.(a)	9,370	811,817
Motorola Solutions, Inc.	3,410	832,790
Telefonaktiebolaget LM Ericsson – Class B	25,109	297,419

		2,616,048

Electronic Equipment, Instruments & Components – 2.1%
Amphenol Corp. – Class A	50,126	3,841,155
Arrow Electronics, Inc.(a)	4,927	597,251
Avnet, Inc.	13,697	554,181
CDW Corp./DE	20,592	4,130,961
Coherent, Inc.(a)	11,386	2,876,901
Flex Ltd.(a)	45,270	841,116
IPG Photonics Corp.(a)	2,743	468,175
Kingboard Holdings Ltd.	66,000	324,517
Kingboard Laminates Holdings Ltd.	73,000	143,552
Synnex Technology International Corp.	234,000	453,883
WPG Holdings Ltd.	256,000	446,559

		14,678,251

IT Services – 3.5%
Adyen NV(a)(b)	230	743,377
Akamai Technologies, Inc.(a)	7,526	852,320
Automatic Data Processing, Inc.	16,444	3,437,454
Booz Allen Hamilton Holding Corp.	13,366	1,094,809
Broadridge Financial Solutions, Inc.	2,320	399,550
Capgemini SE	4,150	932,867
Cognizant Technology Solutions Corp. – Class A	41,443	3,162,515
EPAM Systems, Inc.(a)	1,154	730,263
Fidelity National Information Services, Inc.	3,860	493,192
Gartner, Inc.(a)	1,040	321,090
Genpact Ltd.	6,940	360,047
Mastercard, Inc. – Class A	16,985	5,880,717
Network International Holdings PLC(a)(b)	46,750	251,441
Nomura Research Institute Ltd.	8,400	315,003
Paychex, Inc.	11,829	1,354,066
Square, Inc. – Class A(a)	2,030	544,182
Twilio, Inc. – Class A(a)	970	346,251
Visa, Inc. – Class A	11,133	2,550,570
Western Union Co. (The) – Class W	21,164	457,989

		24,227,703

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.3%
Analog Devices, Inc.	1	$135
Applied Materials, Inc.	14,421	1,948,710
ASE Technology Holding Co., Ltd.	137,000	630,881
Broadcom, Inc.	1,241	617,038
Cree, Inc.(a)(c)	4,470	379,861
Dialog Semiconductor PLC(a)	34,199	2,718,325
Flat Glass Group Co., Ltd.	12,200	110,765
Globalwafers Co., Ltd.	11,000	343,751
Infineon Technologies AG	30,135	1,283,081
KLA Corp.	1,030	350,159
Magnachip Semiconductor Corp.(a)	21,908	399,821
MediaTek, Inc.	12,000	389,127
Micron Technology, Inc.(a)	7,165	528,060
Novatek Microelectronics Corp.	32,000	516,403
NVIDIA Corp.	1,120	250,712
NXP Semiconductors NV	3,180	684,113
Phison Electronics Corp.	25,000	383,150
QUALCOMM, Inc.	4,510	661,572
Realtek Semiconductor Corp.	17,000	338,822
Taiwan Semiconductor Manufacturing Co., Ltd.	16,000	350,963
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	6,370	758,094
Texas Instruments, Inc.	4,915	938,323
Xilinx, Inc.	9,175	1,427,538

		16,009,404

Software – 6.4%
Adobe, Inc.(a)	2,615	1,735,575
Avaya Holdings Corp.(a)	2,217	44,717
Bentley Systems, Inc.	9,020	581,700
Cadence Design Systems, Inc.(a)	3,793	620,080
Citrix Systems, Inc.	4,000	411,480
Cloudera, Inc.(a)	81,921	1,305,001
Coinbase Global, Inc.(a)	1,360	352,240
Constellation Software, Inc./Canada	620	1,050,749
Cornerstone OnDemand, Inc.(a)	7,968	456,566
Crowdstrike Holdings, Inc. – Class A(a)	2,400	674,400
Dassault Systemes SE	13,800	788,201
Dropbox, Inc. – Class A(a)	17,486	554,481
Fair Isaac Corp.(a)	820	376,987
Five9, Inc.(a)	15,282	2,418,071
Fortinet, Inc.(a)	2,347	739,634
Medallia, Inc.(a)	20,633	696,776
Microsoft Corp.	61,359	18,523,055

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Monitronics International, Inc.(a)	4,469	$34,233
NortonLifeLock, Inc.	46,683	1,239,900
Nuance Communications, Inc.(a)	49,761	2,739,343
Oracle Corp.	17,308	1,542,662
Oracle Corp./Japan	8,900	730,378
Proofpoint, Inc.(a)	8,099	1,424,614
QAD, Inc.	1,675	145,742
SAP SE	17,632	2,648,502
Trend Micro, Inc./Japan	12,800	701,174
VMware, Inc. – Class A(a)	7,877	1,172,649
Zendesk, Inc.(a)	3,670	453,612

		44,162,522

Technology Hardware, Storage & Peripherals – 1.4%
Apple, Inc.	35,475	5,386,170
Logitech International SA(c)	4,183	428,297
NetApp, Inc.	7,240	643,853
Samsung Electronics Co., Ltd.	46,532	3,071,960
Samsung Electronics Co., Ltd. (Preference Shares)	886	54,016

		9,584,296

		111,278,224

Financials – 10.0%
Banks – 3.1%
ABN AMRO Bank NV (GDR)(a)(b)(c)	52,773	735,219
Atlantic Capital Bancshares, Inc.(a)	26,357	638,630
Banco Bilbao Vizcaya Argentaria SA(a)	99,747	652,843
Bank Leumi Le-Israel BM	74,860	618,434
Bank of America Corp.	8,264	345,022
Bank of Communications Co., Ltd. – Class H	373,000	214,215
Cadence BanCorp	60,845	1,308,776
China CITIC Bank Corp., Ltd. – Class H	920,000	422,947
CIT Group, Inc.	55,537	3,077,861
Citigroup, Inc.	1,714	123,254
DBS Group Holdings Ltd.	28,200	625,281
Erste Group Bank AG	20,350	812,559
HDFC Bank Ltd. (ADR)	8,540	668,767
Industrial Bank Co., Ltd. – Class A	8,300	23,741
Investors Bancorp, Inc.	58,671	839,582
JPMorgan Chase & Co.	7,224	1,155,479
Jyske Bank A/S(a)	17,294	754,953
KBC Group NV	4,080	342,883
Mebuki Financial Group, Inc.	233,200	521,154
Mitsubishi UFJ Financial Group, Inc.	59,700	323,899
National Bank of Canada	8,092	642,280

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oversea-Chinese Banking Corp. Ltd.	89,700	$759,078
People’s United Financial, Inc.	71,941	1,181,991
Reliant Bancorp, Inc.	10,394	301,426
Royal Bank of Canada	11,280	1,158,711
Sberbank of Russia PJSC (Sponsored ADR)	36,611	654,239
Societe Generale SA	20,672	650,633
SVB Financial Group(a)	1,650	923,175
Toronto-Dominion Bank (The)	9,887	642,050
US Bancorp	6,550	375,904

		21,494,986

Capital Markets – 3.4%
BlackRock, Inc. – Class A	1,595	1,504,548
Charles Schwab Corp. (The)	62,747	4,571,119
CME Group, Inc. – Class A	7,183	1,448,955
Credit Suisse Group AG	124,383	1,317,653
Euronext NV(b)	5,697	661,105
Franklin Resources, Inc.	16,106	522,479
Goldman Sachs Group, Inc. (The)	5,602	2,316,483
Invesco Ltd.	19,800	501,336
Julius Baer Group Ltd.	30,954	2,112,721
Korea Investment Holdings Co., Ltd.	1,250	102,363
London Stock Exchange Group PLC	6,816	746,651
Moody’s Corp.	5,694	2,168,104
MSCI, Inc. – Class A	1,550	983,599
Partners Group Holding AG	1,030	1,826,194
Raymond James Financial, Inc.	2,588	362,061
S&P Global, Inc.	2,590	1,149,494
Singapore Exchange Ltd.	91,900	674,525
T Rowe Price Group, Inc.	3,444	771,008

		23,740,398

Consumer Finance – 0.4%
Ally Financial, Inc.	11,525	609,672
American Express Co.	13,057	2,166,940

		2,776,612

Diversified Financial Services – 0.9%
Berkshire Hathaway, Inc. – Class B(a)	282	80,587
Far East Horizon Ltd.(c)	543,000	617,184
Groupe Bruxelles Lambert SA	6,628	759,344
IHS Markit Ltd.	25,162	3,034,537
Industrivarden AB	14,251	524,686
Investor AB	19,100	456,846
Kinnevik AB(a)	13,122	514,134
Voya Financial, Inc.	8,550	555,579

		6,542,897

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 1.5%
AIA Group Ltd.	38,400	$458,524
Allianz SE	1,190	279,366
American National Group, Inc.	2,549	490,682
Athene Holding Ltd. – Class A(a)	41,043	2,748,650
Aviva PLC	106,212	590,338
Japan Post Insurance Co., Ltd.	10,100	183,417
Lincoln National Corp.	5,200	356,980
Manulife Financial Corp.	25,592	498,391
Marsh & McLennan Cos., Inc.	2,380	374,136
MetLife, Inc.	9,094	563,828
PICC Property & Casualty Co., Ltd. – Class H	772,000	697,975
Progressive Corp. (The)	7,440	716,770
Prudential Financial, Inc.	5,650	598,222
Sampo Oyj – Class A	7,400	382,397
State Auto Financial Corp.	23,051	1,165,920

		10,105,596

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
AGNC Investment Corp.	33,236	542,079

Thrifts & Mortgage Finance – 0.6%
Flagstar Bancorp, Inc.	60,882	3,011,224
Meridian Bancorp, Inc.	48,325	1,004,193

		4,015,417

		69,217,985

Health Care – 9.6%
Biotechnology – 0.9%
Abcam PLC(a)	23,540	499,700
BeiGene Ltd. (Sponsored ADR)(a)	1,070	329,881
I-Mab (Sponsored ADR)(a)	3,900	276,588
Moderna, Inc.(a)	1,490	561,268
Translate Bio, Inc.(a)	72,177	2,699,420
Trillium Therapeutics, Inc.(a)	96,835	1,668,467
Zai Lab Ltd. (ADR)(a)	429	61,990

		6,097,314

Health Care Equipment & Supplies – 2.0%
Abbott Laboratories	41,418	5,233,993
Alcon, Inc.	7,110	585,572
Align Technology, Inc.(a)	946	670,714
Cooper Cos., Inc. (The)	1,090	491,274
Danaher Corp.	2,940	953,030
Koninklijke Philips NV	56,150	2,587,568
Medtronic PLC	17,189	2,294,387

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Novocure Ltd.(a)	3,490	$468,393
STERIS PLC	3,130	672,981

		13,957,912

Health Care Providers & Services – 1.8%
Anthem, Inc.	11,007	4,129,056
Guangzhou Kingmed Diagnostics Group Co., Ltd.	3,200	52,205
Henry Schein, Inc.(a)	8,813	666,175
Laboratory Corp. of America Holdings(a)	3,710	1,125,540
Magellan Health, Inc.(a)	24,726	2,339,574
Molina Healthcare, Inc.(a)	2,302	618,708
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	248,200	492,386
Sinopharm Group Co., Ltd. – Class H	176,000	452,937
Triple-S Management Corp.(a)	10,150	360,325
UnitedHealth Group, Inc.	3,391	1,411,572
Universal Health Services, Inc. – Class B	3,850	599,676

		12,248,154

Health Care Technology – 0.5%
Cerner Corp.	7,440	568,044
Change Healthcare, Inc.(a)	119,773	2,614,645
Inovalon Holdings, Inc. – Class A(a)	3,320	135,622
Veeva Systems, Inc. – Class A(a)	910	302,102

		3,620,413

Life Sciences Tools & Services – 2.0%
Agilent Technologies, Inc.	4,130	724,691
Bio-Rad Laboratories, Inc. – Class A(a)	2,003	1,612,054
Bruker Corp.	7,320	646,429
Gerresheimer AG	4,720	501,393
IQVIA Holdings, Inc.(a)	17,519	4,550,210
Maccura Biotechnology Co., Ltd.	92,500	405,945
Mettler-Toledo International, Inc.(a)	430	667,717
PPD, Inc.(a)	54,605	2,528,758
Thermo Fisher Scientific, Inc.	3,749	2,080,508
Waters Corp.(a)	1,180	488,544

		14,206,249

Pharmaceuticals – 2.4%
AstraZeneca PLC (Sponsored ADR)	13,369	779,145
Bristol-Myers Squibb Co.	2,080	139,069
China Medical System Holdings Ltd.	33,000	64,771
Eli Lilly & Co.	1,620	418,430
Intersect ENT, Inc.(a)	54,152	1,473,476
Johnson & Johnson	2,926	506,578
Merck & Co., Inc.	7,532	574,616
Novo Nordisk A/S – Class B	13,740	1,375,510

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pfizer, Inc.	3,190	$146,963
Roche Holding AG	10,012	4,020,368
Sanofi	18,522	1,919,595
Sumitomo Dainippon Pharma Co., Ltd.	29,100	522,348
Takeda Pharmaceutical Co., Ltd.	18,800	625,767
Zoetis, Inc.	18,672	3,819,544

		16,386,180

		66,516,222

Consumer Discretionary – 8.9%
Auto Components – 0.8%
Aptiv PLC(a)	27,142	4,130,741
ATD New Holdings, Inc.(a)(d)	2,609	176,760
Exide Corp.(a)(d)	13	28,275
JTEKT Corp.	53,500	483,744
Veoneer, Inc.(a)(c)	25,828	924,642

		5,744,162

Automobiles – 0.5%
Daimler AG	7,592	640,421
Li Auto, Inc. (ADR)(a)	15,300	472,158
NIO, Inc. (ADR)(a)	4,310	169,426
Tesla, Inc.(a)	388	285,459
Toyota Motor Corp.	12,200	1,062,539
Volkswagen AG	1,630	545,385
Yadea Group Holdings Ltd.(b)	22,170	39,448

		3,214,836

Distributors – 0.3%
Core-Mark Holding Co., Inc.	52,094	2,396,324

Diversified Consumer Services – 0.2%
Gaotu Techedu, Inc. (ADR)(a)	282	812
Service Corp. International/US	26,087	1,637,220

		1,638,032

Hotels, Restaurants & Leisure – 1.0%
Aramark	15,010	522,198
Aristocrat Leisure Ltd.	14,750	489,562
Caesars Entertainment, Inc.(a)	367	37,298
Chipotle Mexican Grill, Inc. – Class A(a)	330	628,099
Compass Group PLC(a)	48,640	1,004,900
Domino’s Pizza Enterprises Ltd.	6,470	739,375
Domino’s Pizza, Inc.	1,040	537,566
eDreams ODIGEO SA(a)	29,487	219,346
Galaxy Entertainment Group Ltd.(a)	212,000	1,359,258
Golden Nugget Online Gaming, Inc.(a)	26,823	579,377
Shenzhen Overseas Chinese Town Co., Ltd.	425,992	443,899

		6,560,878

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Durables – 0.5%
Electrolux AB – Class B	19,211	$488,178
Garmin Ltd.	3,430	598,295
LG Electronics, Inc.	705	86,103
PulteGroup, Inc.	10,420	561,221
Sony Group Corp.	5,200	537,656
TopBuild Corp.(a)	3,150	689,189
Whirlpool Corp.	2,410	533,887

		3,494,529

Internet & Direct Marketing Retail – 2.3%
Alibaba Group Holding Ltd.(a)	3,000	62,819
Alibaba Group Holding Ltd. (ADR)(a)	8,511	1,421,252
Amazon.com, Inc.(a)	3,016	10,467,903
HelloFresh SE(a)	6,062	654,501
MercadoLibre, Inc.(a)	180	336,141
Prosus NV(a)	29,708	2,629,618
Stamps.com, Inc.(a)	1,852	609,123

		16,181,357

Multiline Retail – 0.1%
Canadian Tire Corp., Ltd. – Class A(c)	3,539	538,571

Specialty Retail – 1.7%
AutoZone, Inc.(a)	840	1,301,286
Best Buy Co., Inc.	5,132	597,929
Chow Tai Fook Jewellery Group Ltd.	71,800	145,251
GrandVision NV(a)(b)	64,294	2,152,195
Home Depot, Inc. (The)	2,741	894,060
Lowe’s Cos., Inc.	3,980	811,482
O’Reilly Automotive, Inc.(a)	850	504,968
Ross Stores, Inc.	4,588	543,219
Sportsman’s Warehouse Holdings, Inc.(a)	100,112	1,775,987
TJX Cos., Inc. (The)	42,139	3,064,348
Tractor Supply Co.	970	188,423

		11,979,148

Textiles, Apparel & Luxury Goods – 1.5%
ANTA Sports Products Ltd.	27,000	554,603
Bosideng International Holdings Ltd.(c)	740,000	604,107
Deckers Outdoor Corp.(a)	1,860	778,317
EssilorLuxottica SA	2,482	487,688
Kering SA	627	499,418
NIKE, Inc. – Class B	37,442	6,168,196
Pandora A/S	4,167	499,474
Swatch Group AG (The)	1,530	431,695

		10,023,498

		61,771,335

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 7.0%
Aerospace & Defense – 0.6%
Aerojet Rocketdyne Holdings, Inc.	56,943	$2,364,273
Hexcel Corp.(a)	11,280	639,689
Huntington Ingalls Industries, Inc.	2,655	542,071
L3Harris Technologies, Inc.	1,960	456,700

		4,002,733

Air Freight & Logistics – 0.2%
Deutsche Post AG	7,130	501,304
Kuehne & Nagel International AG	1,709	624,585
Yamato Holdings Co., Ltd.	3,600	91,524

		1,217,413

Airlines – 0.1%
Korean Air Lines Co., Ltd.(a)	13,270	357,486

Building Products – 1.0%
Assa Abloy AB – Class B	15,980	511,371
Cie de Saint-Gobain	3,280	237,777
Lennox International, Inc.	1,520	509,474
Otis Worldwide Corp.	34,748	3,204,461
Owens Corning	5,750	549,412
Trex Co., Inc.(a)	7,470	819,907
Xinyi Glass Holdings Ltd.	150,000	630,335
Zhejiang Weixing New Building Materials Co., Ltd.	97,700	298,579

		6,761,316

Commercial Services & Supplies – 0.8%
Secom Co., Ltd.	7,890	598,320
Stericycle, Inc.(a)	38,341	2,668,534
Tetra Tech, Inc.	3,250	467,480
TOMRA Systems ASA	12,500	768,204
Waste Management, Inc.	5,950	922,904

		5,425,442

Construction & Engineering – 0.0%
Kajima Corp.	7,200	93,026
WillScot Mobile Mini Holdings Corp.(a)	1,235	36,556

		129,582

Electrical Equipment – 0.8%
Acuity Brands, Inc.	2,888	532,923
Generac Holdings, Inc.(a)	1,629	711,840
Prysmian SpA	12,570	473,260
Regal Beloit Corp.	2,280	340,678
Rockwell Automation, Inc.	2,570	836,406
Schneider Electric SE	6,370	1,138,105
Sensata Technologies Holding PLC(a)	8,729	516,582

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Vertiv Holdings Co.	23,577	$664,164
Vestas Wind Systems A/S	16,900	682,365

		5,896,323

Industrial Conglomerates – 0.3%
3M Co.	8,289	1,614,200
CITIC Ltd.	444,000	551,640
Raven Industries, Inc.(a)	6,002	350,216

		2,516,056

Machinery – 1.5%
CNH Industrial NV	36,460	602,714
Dover Corp.	9,463	1,649,969
Lydall, Inc.(a)	11,340	702,853
Mitsubishi Heavy Industries Ltd.	19,100	504,601
Parker-Hannifin Corp.	2,743	813,766
SKF AB – Class B	3,891	99,374
SMC Corp.	900	575,863
Snap-on, Inc.	2,535	570,248
Techtronic Industries Co., Ltd.	27,000	597,570
Volvo AB – Class B	45,480	1,029,794
Welbilt, Inc.(a)	114,506	2,679,441
Xylem, Inc./NY	5,630	767,425

		10,593,618

Marine – 0.1%
AP Moller - Maersk A/S – Class A	94	254,733
Evergreen Marine Corp. Taiwan Ltd.	66,000	322,182

		576,915

Professional Services – 0.9%
Recruit Holdings Co., Ltd.	13,000	765,468
RELX PLC	66,300	1,994,165
Robert Half International, Inc.	6,140	634,876
Verisk Analytics, Inc. – Class A	11,829	2,386,619
Wolters Kluwer NV(c)	4,640	533,604

		6,314,732

Road & Rail – 0.4%
Kansas City Southern	10,243	2,874,903

Transportation Infrastructure – 0.3%
CAI International, Inc.	24,492	1,370,817
International Container Terminal Services, Inc.	136,940	512,490

		1,883,307

		48,549,826

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 4.9%
Diversified Telecommunication Services – 0.9%
Charter Communications, Inc. – Class A(a)	193	$157,615
Comcast Corp. – Class A	34,406	2,087,756
Nippon Telegraph & Telephone Corp.	28,800	767,312
ORBCOMM, Inc.(a)	30,993	356,110
Shaw Communications, Inc. – Class B	92,460	2,721,072
Telenor ASA	13,500	236,506

		6,326,371

Entertainment – 0.8%
Activision Blizzard, Inc.	6,719	553,444
Bilibili, Inc. (Sponsored ADR)(a)(c)	998	80,070
Electronic Arts, Inc.	14,025	2,036,570
Nintendo Co., Ltd.	1,060	509,265
Score Media and Gaming, Inc.(a)	52,103	1,858,514
Ubisoft Entertainment SA(a)	3,020	191,836

		5,229,699

Interactive Media & Services – 2.8%
Alphabet, Inc. – Class A(a)	246	711,912
Alphabet, Inc. – Class C(a)	2,600	7,564,024
Auto Trader Group PLC	51,250	443,190
Facebook, Inc. – Class A(a)	25,624	9,721,233
IAC/InterActiveCorp(a)	3,960	522,918
Kakaku.com, Inc.	13,500	420,049
Tencent Holdings Ltd.	1,100	67,939

		19,451,265

Media – 0.2%
DISH Network Corp. – Class A(a)	609	26,546
Fox Corp. – Class A	2,950	110,448
Fox Corp. – Class B	11,490	397,899
iHeartMedia, Inc. – Class A(a)	2,453	61,031
Interpublic Group of Cos., Inc. (The)	12,830	477,661
Omnicom Group, Inc.	2,859	209,336

		1,282,921

Wireless Telecommunication Services – 0.2%
SoftBank Corp.	16,300	218,140
SoftBank Group Corp.	25,800	1,453,927

		1,672,067

		33,962,323

Materials – 2.8%
Chemicals – 1.7%
Akzo Nobel NV	3,890	479,401

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Atotech Ltd.(a)	83,096	$1,990,149
Celanese Corp. – Class A	3,440	545,584
Chr Hansen Holding A/S	6,550	604,436
Covestro AG(b)	6,060	392,734
Dow, Inc.	5,040	317,016
Ferro Corp.(a)	21,924	456,019
International Flavors & Fragrances, Inc.	11,899	1,802,698
Johnson Matthey PLC	20,000	808,576
Koninklijke DSM NV	3,390	721,721
LANXESS AG	7,223	526,503
Linde PLC	4,224	1,328,828
Mitsui Chemicals, Inc.	8,100	279,631
Mosaic Co. (The)	11,010	354,302
Sumitomo Chemical Co., Ltd.	8,800	44,613
Umicore SA	4,860	319,798
WR Grace & Co.	12,805	891,740

		11,863,749

Construction Materials – 0.3%
Forterra, Inc.(a)	76,853	1,770,693

Containers & Packaging – 0.0%
Westrock Co.	16	833

Metals & Mining – 0.4%
Artsonig Pty Ltd.(d)(e)	51,133	– 0	–
China Hongqiao Group Ltd.	71,500	106,050
Cia Siderurgica Nacional SA	50,900	343,153
Evraz PLC	67,812	551,597
Fortescue Metals Group Ltd.	32,745	499,206
Hunan Valin Steel Co., Ltd. – Class A	486,100	586,306
Kumba Iron Ore Ltd.(c)	6,325	284,051
Neenah Enterprises, Inc.(a)(d)(e)	10,896	– 0	–
Norsk Hydro ASA	31,530	217,659
Rio Tinto Ltd.	5,940	483,309

		3,071,331

Paper & Forest Products – 0.4%
Domtar Corp.(a)	47,961	2,629,702

		19,336,308

Real Estate – 2.4%
Equity Real Estate Investment Trusts (REITs) – 1.8%
American Campus Communities, Inc.	4,260	216,621
American Tower Corp.	12,702	3,711,143
Iron Mountain, Inc.	13,363	638,083
MGM Growth Properties LLC – Class A	462	19,154
New Senior Investment Group, Inc.	114,193	996,905

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nippon Building Fund, Inc.	48	$311,709
Orix JREIT, Inc.(c)	284	506,228
QTS Realty Trust, Inc. – Class A	7,599	592,570
VEREIT, Inc.	60,386	3,051,305
VICI Properties, Inc.(c)	18,141	560,739
Weyerhaeuser Co.	16,977	611,172
WPT Industrial Real Estate Investment Trust	62,275	1,355,104

		12,570,733

Real Estate Management & Development – 0.6%
CBRE Group, Inc. – Class A(a)	15,558	1,498,235
Deutsche Wohnen SE	22,337	1,386,527
FirstService Corp.	2,460	456,884
Hopson Development Holdings Ltd.	42,000	163,627
Nomura Real Estate Holdings, Inc.	18,600	476,332
Vonovia SE	4,370	295,022

		4,276,627

		16,847,360

Consumer Staples – 2.3%
Beverages – 0.8%
Asahi Group Holdings Ltd.	38,579	1,793,330
Chongqing Brewery Co., Ltd.(a)	22,844	496,727
Coca-Cola Co. (The)	38,423	2,163,599
Constellation Brands, Inc. – Class A	3,455	729,489
PepsiCo, Inc.	1,220	190,796

		5,373,941

Food & Staples Retailing – 0.5%
Koninklijke Ahold Delhaize NV	35,082	1,183,577
Kroger Co. (The)	15,824	728,379
Progenic Pharmaceuticals, Inc.(d)(e)	136,645	– 0	–
Southeastern Grocers, Inc.(a)(d)(e)	8,714	191,708
Walmart, Inc.	7,840	1,161,104

		3,264,768

Food Products – 0.6%
Archer-Daniels-Midland Co.	8,899	533,940
Bunge Ltd.	7,214	546,172
JM Smucker Co. (The)	3,570	441,502
Nestle SA	4,200	530,412
Salmar ASA	13,770	922,981
Sanderson Farms, Inc.	3,450	677,925
Tyson Foods, Inc. – Class A	7,254	569,584

		4,222,516

Household Products – 0.2%
Procter & Gamble Co. (The)	9,460	1,347,009

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tobacco – 0.2%
Philip Morris International, Inc.	6,376	$656,728
Swedish Match AB	124,360	1,148,923

		1,805,651

		16,013,885

Utilities – 1.1%
Electric Utilities – 0.8%
American Electric Power Co., Inc.	3,850	344,845
Enel SpA	64,580	588,352
Iberdrola SA	39,693	491,855
NextEra Energy, Inc.	15,420	1,295,126
NRG Energy, Inc.	13,529	617,869
Orsted AS(b)	1,780	282,992
PNM Resources, Inc.	56,576	2,800,512

		6,421,551

Gas Utilities – 0.1%
UGI Corp.	12,058	558,406

Multi-Utilities – 0.1%
Ameren Corp.	6,300	552,636

Water Utilities – 0.1%
American Water Works Co., Inc.	2,540	462,915

		7,995,508

Energy – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
Battalion Oil Corp.(a)	1	11
Berry Corp.	9,850	59,100
Bonanza Creek Energy, Inc.	493	19,168
CHC Group LLC(a)(f)	22,775	458
Cheniere Energy, Inc.(a)	4,754	415,785
Denbury, Inc.(a)	1,189	83,622
Diamond Offshore Drilling, Inc.(a)	16,845	84,225
Diamond Offshore Drilling, Inc.(a)(g)	3,643	18,215
Gulfport Energy Operating Corp.(a)(c)	3,879	259,350
Gulfport Energy Operating Corp.(a)(d)(h)	1	4,800
Imperial Oil Ltd.	12,348	326,794
K2016470219 South Africa Ltd. – Series A(d)(e)	465,862	– 0	–
K2016470219 South Africa Ltd. – Series B(d)(e)	73,623	– 0	–
LUKOIL PJSC (Sponsored ADR)	9,748	833,941
Neste Oyj	8,423	513,061
OMV AG	5,554	307,640
Paragon Litigation – Class A(d)	649	65
Paragon Litigation – Class B(d)	974	9,740

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Parkland Corp./Canada		2,635	$78,675
Royal Dutch Shell PLC – Class B		90,462	1,780,076
SandRidge Energy, Inc.(a)		14	125
Shaanxi Coal Industry Co., Ltd.		193,200	409,427
Vantage Drilling International(a)		602	1,354
Whiting Petroleum Corp.(a)		1,504	70,613

			5,276,245

Total Common Stocks (cost $366,873,470)			456,765,221

		Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADE – 5.2%
Industrial – 4.4%
Basic – 0.3%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(b)	U.S.$	16	16,688
Arconic Corp. 6.125%, 02/15/2028(b)		33	35,293
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(b)		102	111,289
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(b)(c)		25	26,408
4.875%, 03/01/2031(b)(c)		27	29,025
6.75%, 03/15/2026(b)		12	12,868
9.875%, 10/17/2025(b)		75	87,313
Commercial Metals Co. 5.375%, 07/15/2027		140	147,938
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		20	20,730
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(b)		64	65,466
Element Solutions, Inc. 3.875%, 09/01/2028(b)		91	93,199
ERP Iron Ore, LLC 9.04%, 12/31/2019(a)(d)(e)(i)(j)		12	10,336
FMG Resources August 206 Pty Ltd. 4.50%, 09/15/2027(b)		36	38,989
Graham Packaging Co., Inc. 7.125%, 08/15/2028(b)		28	29,814
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(b)		123	124,548

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hecla Mining Co. 7.25%, 02/15/2028	U.S.$	28	$30,324
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(b)		77	85,067
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(b)	EUR	149	181,342
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(b)(j)	U.S.$	52	54,030
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(b)		123	128,525
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(b)		34	37,894
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(b)	EUR	100	121,284
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(a)(d)(e)(g)(i)	U.S.$	146	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		93	93,710
Peabody Energy Corp. 6.00%, 03/31/2022(b)		1	743
8.50% (6.00% Cash and 2.50% PIK), 12/31/2024(b)(j)		7	5,617
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(b)		7	6,992
SPCM SA 4.875%, 09/15/2025(b)		142	144,632
Valvoline, Inc. 4.25%, 02/15/2030(b)		152	157,770
WR Grace Holdings LLC 5.625%, 08/15/2029(b)		59	61,420

			1,959,254

Capital Goods – 0.3%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(b)(j)	EUR	202	245,779
Ball Corp. 5.00%, 03/15/2022	U.S.$	93	95,347
Clean Harbors, Inc. 4.875%, 07/15/2027(b)		3	3,144
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(b)(c)		74	72,889

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Colfax Corp. 6.375%, 02/15/2026(b)	U.S.$	18	$18,924
Crown Americas LLC/Crown Americas Capital Corp. IV 4.50%, 01/15/2023		16	16,727
Energizer Holdings, Inc. 4.75%, 06/15/2028(b)		33	33,908
EnerSys 4.375%, 12/15/2027(b)		100	105,073
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(b)		130	135,688
GFL Environmental, Inc. 4.75%, 06/15/2029(b)(c)		38	39,067
5.125%, 12/15/2026(b)		15	15,831
Granite US Holdings Corp. 11.00%, 10/01/2027(b)		54	59,989
Griffon Corp. 5.75%, 03/01/2028		22	23,384
JELD-WEN, Inc. 4.625%, 12/15/2025(b)		17	17,279
Madison IAQ LLC 5.875%, 06/30/2029(b)		207	211,916
Moog, Inc. 4.25%, 12/15/2027(b)		42	43,289
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/2025(b)		60	61,221
Stevens Holding Co., Inc. 6.125%, 10/01/2026(b)		18	19,394
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/2029(b)		34	35,970
Tervita Corp. 11.00%, 12/01/2025(b)		112	129,184
TransDigm UK Holdings PLC 6.875%, 05/15/2026		265	279,774
TransDigm, Inc. 6.25%, 03/15/2026(b)		47	49,352
Triumph Group, Inc. 6.25%, 09/15/2024(b)		37	37,439
7.75%, 08/15/2025		42	42,049
8.875%, 06/01/2024(b)		55	60,597

			1,853,214

Communications - Media – 0.5%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(b)		113	118,329
Altice Financing SA 5.75%, 08/15/2029(b)		279	286,639

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AMC Networks, Inc. 4.25%, 02/15/2029	U.S.$	181	$179,613
Arches Buyer, Inc. 6.125%, 12/01/2028(b)		39	40,149
Banijay Entertainment SASU 3.50%, 03/01/2025(b)	EUR	150	179,371
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(b)	U.S.$	34	34,302
5.75%, 02/15/2026(b)		44	45,265
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(b)		25	25,721
CSC Holdings LLC 3.375%, 02/15/2031(b)		200	190,220
5.875%, 09/15/2022		15	15,638
6.75%, 11/15/2021		40	40,404
DISH DBS Corp. 5.125%, 06/01/2029		73	72,633
7.375%, 07/01/2028(c)		98	105,475
DISH Network Corp. 3.375%, 08/15/2026(h)		56	58,414
iHeartCommunications, Inc. 4.75%, 01/15/2028(b)		35	36,313
6.375%, 05/01/2026		22	23,180
8.375%, 05/01/2027		137	145,042
Lamar Media Corp. 4.875%, 01/15/2029		4	4,271
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(b)		200	213,714
Mav Acquisition Corp. 5.75%, 08/01/2028(b)		139	138,426
8.00%, 08/01/2029(b)		93	91,391
Meredith Corp. 6.875%, 02/01/2026		204	211,823
National CineMedia LLC 5.75%, 08/15/2026		33	24,998
5.875%, 04/15/2028(b)		67	58,964
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(b)		61	61,755
Scripps Escrow, Inc. 5.875%, 07/15/2027(b)		76	77,985
Scripps Escrow II, Inc. 5.375%, 01/15/2031(b)		41	40,599
Sinclair Television Group, Inc. 5.125%, 02/15/2027(b)		150	145,710
Sirius XM Radio, Inc. 3.875%, 09/01/2031(b)		116	115,499

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Summer BC Holdco B SARL 5.75%, 10/31/2026(b)	EUR	150		$185,550
TEGNA, Inc. 4.75%, 03/15/2026(b)	U.S.$	35		37,201
5.00%, 09/15/2029		110		116,534
Univision Communications, Inc. 4.50%, 05/01/2029(b)		43		43,618
9.50%, 05/01/2025(b)		43		46,887
Urban One, Inc. 7.375%, 02/01/2028(b)		203		219,717

				3,431,350

Communications - Telecommunications – 0.2%
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(b)		200		207,496
Consolidated Communications, Inc. 5.00%, 10/01/2028(b)(c)		25		25,805
6.50%, 10/01/2028(b)		164		179,367
Embarq Corp. 7.995%, 06/01/2036		221		232,954
Frontier Communications Holdings LLC 5.875%, 10/15/2027(b)		65		69,343
6.75%, 05/01/2029(b)		28		29,963
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(a)(k)		177		94,243
Lumen Technologies, Inc. 5.375%, 06/15/2029(b)		27		27,739
Sprint Communications, Inc. 11.50%, 11/15/2021		60		61,239
Telecom Italia Capital SA 7.20%, 07/18/2036		105		131,985
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(b)		200		205,338
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(b)		171		174,030
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 01/15/2027(b)		0	**	121

				1,439,623

Consumer Cyclical - Automotive – 0.3%
Allison Transmission, Inc. 5.875%, 06/01/2029(b)(c)		60		66,075
American Axle & Manufacturing, Inc. 6.25%, 04/01/2025(c)		11		11,366
Aston Martin Capital Holdings Ltd. 15.00% (8.89% Cash and 6.11% PIK), 11/30/2026(b)(j)		255		290,338

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(b)	U.S.$	69	$72,831
Dana, Inc. 5.375%, 11/15/2027		11	11,621
5.625%, 06/15/2028		17	18,283
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(b)		62	66,222
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(a)(d)(e)(g)		59	– 0	–
(First Lien)
11.00%, 10/31/2024(a)(d)(e)(g)		24	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		156	172,611
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029(b)		42	44,452
5.25%, 07/15/2031(b)		39	41,729
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(b)(j)	EUR	100	120,242
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024-01/15/2028(b)	U.S.$	353	402,551
Mclaren Finance PLC 7.50%, 08/01/2026(b)		200	199,850
Meritor, Inc. 4.50%, 12/15/2028(b)		104	105,751
6.25%, 06/01/2025(b)		38	40,410
PM General Purchaser LLC 9.50%, 10/01/2028(b)		103	111,966
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(b)		45	46,561
Tenneco, Inc. 5.00%, 07/15/2026(c)		121	120,817
7.875%, 01/15/2029(b)		83	93,668
Titan International, Inc. 7.00%, 04/30/2028(b)		108	112,904

			2,150,248

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 5.75%, 03/01/2027(b)		81	82,778
9.875%, 08/01/2027(b)		60	69,203
11.50%, 04/01/2023(b)		112	125,956
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(b)		179	186,291

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mattel, Inc. 5.875%, 12/15/2027(b)	U.S.$	15	$16,385
NCL Corp., Ltd. 5.875%, 03/15/2026(b)		123	123,729
Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026-04/01/2028(b)		183	184,909
10.875%, 06/01/2023(b)		127	143,073
11.50%, 06/01/2025(b)		134	154,261
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(b)		93	100,528
Six Flags Entertainment Corp. 4.875%, 07/31/2024(b)		30	30,353
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(b)		38	40,651
Vail Resorts, Inc. 6.25%, 05/15/2025(b)		25	26,620
Viking Cruises Ltd. 5.875%, 09/15/2027(b)		129	124,927
7.00%, 02/15/2029(b)		34	34,212
13.00%, 05/15/2025(b)		35	40,513
VOC Escrow Ltd. 5.00%, 02/15/2028(b)		3	2,965

			1,487,354

Consumer Cyclical - Other – 0.3%
Adams Homes, Inc. 7.50%, 02/15/2025(b)		79	82,826
Bally’s Corp. 6.75%, 06/01/2027(b)		58	62,787
Beazer Homes USA, Inc. 6.75%, 03/15/2025		46	47,288
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(b)		113	113,938
6.25%, 09/15/2027(b)		3	3,167
Caesars Entertainment, Inc. 6.25%, 07/01/2025(b)		102	107,783
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(b)		44	45,005
Empire Communities Corp. 7.00%, 12/15/2025(b)		29	30,662
Everi Holdings, Inc. 5.00%, 07/15/2029(b)		18	18,421
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(b)		173	180,550
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(b)		27	28,961

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(b)	U.S.$	89	$88,730
5.375%, 05/01/2025(b)		21	22,034
5.75%, 05/01/2028(b)		22	23,779
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(b)		72	71,820
5.00%, 06/01/2029(b)		66	66,994
Installed Building Products, Inc. 5.75%, 02/01/2028(b)		31	32,679
KB Home 7.00%, 12/15/2021		1	856
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(b)		37	37,417
6.125%, 09/15/2025(b)		39	41,069
Mattamy Group Corp. 4.625%, 03/01/2030(b)		88	90,225
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(b)		70	71,686
5.875%, 09/01/2031(b)		70	71,732
Scientific Games International, Inc. 5.00%, 10/15/2025(b)		27	27,776
7.00%, 05/15/2028(b)		43	46,267
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028-04/01/2029(b)		142	146,497
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(b)		197	196,762
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(b)		20	22,544
5.875%, 06/15/2027(b)		3	3,412
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(b)		183	196,382
Travel + Leisure Co. 4.625%, 03/01/2030(b)		94	97,002
6.625%, 07/31/2026(b)		48	54,688
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(b)		93	98,692

			2,230,431

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(b)	U.S.$	53	$55,973
IRB Holding Corp. 6.75%, 02/15/2026(b)		122	126,107

			182,080

Consumer Cyclical - Retailers – 0.3%
Bath & Body Works, Inc. 5.25%, 02/01/2028		13	14,564
6.625%, 10/01/2030(b)		129	149,685
6.875%, 11/01/2035		131	168,292
7.50%, 06/15/2029(c)		13	15,094
9.375%, 07/01/2025(b)		55	71,001
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(b)(j)		48	47,525
Dufry One BV 2.50%, 10/15/2024(b)	EUR	143	166,931
FirstCash, Inc. 4.625%, 09/01/2028(b)	U.S.$	22	22,910
Foundation Building Materials, Inc. 6.00%, 03/01/2029(b)		24	23,621
LBM Acquisition LLC 6.25%, 01/15/2029(b)		20	20,114
Michaels Cos, Inc. (The) 7.875%, 05/01/2029(b)		144	147,855
Murphy Oil USA, Inc. 5.625%, 05/01/2027		6	5,963
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(b)		60	63,488
Penske Automotive Group, Inc. 3.50%, 09/01/2025		65	67,219
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(b)		271	297,856
Rite Aid Corp. 7.50%, 07/01/2025(b)		140	143,857
Sonic Automotive, Inc. 6.125%, 03/15/2027		47	49,407
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(b)		90	94,769
SRS Distribution, Inc. 6.125%, 07/01/2029(b)		29	30,100
Staples, Inc. 7.50%, 04/15/2026(b)		143	144,866

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TPro Acquisition Corp. 11.00%, 10/15/2024(b)	U.S.$	36	$39,411
White Cap Buyer LLC 6.875%, 10/15/2028(b)		151	160,664
White Cap Parent LLC 8.25%, 03/15/2026(b)(j)		29	30,030
William Carter Co. (The) 5.50%, 05/15/2025(b)		47	49,367

			2,024,589

Consumer Non-Cyclical – 0.4%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(b)		88	93,211
AdaptHealth LLC 4.625%, 08/01/2029(b)		118	118,293
6.125%, 08/01/2028(b)		25	26,746
AHP Health Partners, Inc. 5.75%, 07/15/2029(b)		83	83,922
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(b)		184	189,064
Bausch Health Cos., Inc. 4.875%, 06/01/2028(b)		173	177,477
6.25%, 02/15/2029(b)		7	6,948
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(b)		8	8,509
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(b)		27	27,462
6.125%, 04/01/2030(b)		91	91,732
6.875%, 04/01/2028-04/15/2029(b)(c)		258	265,529
DaVita, Inc. 3.75%, 02/15/2031(b)		90	88,974
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(b)		13	12,727
Global Medical Response, Inc. 6.50%, 10/01/2025(b)		140	144,684
HCRX Investments Holdco LP 4.50%, 08/01/2029(b)		20	20,276
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(b)(c)		132	128,431
Lamb Weston Holdings, Inc. 4.625%, 11/01/2024(b)		140	144,105
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(b)(k)		26	17,132
MEDNAX, Inc. 6.25%, 01/15/2027(b)		17	17,919

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ModivCare Escrow Issuer, Inc. 5.00%, 10/01/2029(b)	U.S.$	17	$17,473
ModivCare, Inc. 5.875%, 11/15/2025(b)		17	18,111
Newell Brands, Inc. 4.35%, 04/01/2023		4	4,218
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(b)		164	166,129
RP Escrow Issuer LLC 5.25%, 12/15/2025(b)		45	46,018
Spectrum Brands, Inc. 3.875%, 03/15/2031(b)		175	172,835
5.75%, 07/15/2025		2	2,047
Sunshine Mid BV 6.50%, 05/15/2026(b)	EUR	103	125,905
Tenet Healthcare Corp. 6.125%, 10/01/2028(b)	U.S.$	65	68,724
7.50%, 04/01/2025(b)		70	75,003
Triton Water Holdings, Inc. 6.25%, 04/01/2029(b)		65	64,276
US Acute Care Solutions LLC 6.375%, 03/01/2026(b)		18	18,717
US Foods, Inc. 4.75%, 02/15/2029(b)		188	192,971
US Renal Care, Inc. 10.625%, 07/15/2027(b)		85	89,260

			2,724,828

Energy – 0.8%
Antero Resources Corp. 7.625%, 02/01/2029(b)		29	31,905
8.375%, 07/15/2026(b)		44	49,873
Apache Corp. 4.625%, 11/15/2025		8	8,679
4.875%, 11/15/2027		16	17,497
Berry Petroleum Co. LLC 7.00%, 02/15/2026(b)		115	113,986
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(b)		29	30,269
7.625%, 12/15/2025(b)		42	45,594
Bonanza Creek Energy, Inc. 7.50%, 04/30/2026		5	5,316
Callon Petroleum, Co. 8.25%, 07/15/2025		169	161,894
9.00%, 04/01/2025(b)		34	36,551
Citgo Holding, Inc. 9.25%, 08/01/2024(b)		50	50,060

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CITGO Petroleum Corp. 6.375%, 06/15/2026(b)	U.S.$	43	$43,715
7.00%, 06/15/2025(b)		152	155,639
CNX Resources Corp. 6.00%, 01/15/2029(b)		64	66,620
7.25%, 03/14/2027(b)		15	15,900
Comstock Resources, Inc. 5.875%, 01/15/2030(b)		50	50,067
6.75%, 03/01/2029(b)		36	37,777
7.50%, 05/15/2025(b)		15	15,515
Diamond Foreign Asset Co./Diamond Finance LLC 9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(d)(j)		12	12,018
9.00%, 04/22/2027(b)(j)		14	13,783
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(b)		125	125,348
EnLink Midstream LLC 5.625%, 01/15/2028(b)		120	125,888
EnLink Midstream Partners LP 4.15%, 06/01/2025		179	184,134
4.40%, 04/01/2024		7	7,281
5.05%, 04/01/2045		49	44,942
5.45%, 06/01/2047		39	37,008
5.60%, 04/01/2044		10	9,594
EQM Midstream Partners LP 4.50%, 01/15/2029(b)		68	69,146
4.75%, 01/15/2031(b)		63	64,096
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		51	50,100
6.25%, 05/15/2026		47	45,466
6.50%, 10/01/2025		32	31,433
7.75%, 02/01/2028		84	82,272
8.00%, 01/15/2027		57	56,653
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		38	39,414
7.00%, 08/01/2027		51	53,025
Gulfport Energy Corp. 6.00%, 10/15/2024(a)		62	2,480
6.38%, 05/15/2025-01/15/2026(a)		279	11,160
6.63%, 05/01/2023(a)		12	480
Gulfport Energy Operating Corp. 8.00%, 05/17/2026(b)		103	109,770
Hess Midstream Operations LP 5.625%, 02/15/2026(b)		197	204,860

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/2025-02/01/2029(b)	U.S.$	40	$40,148
6.00%, 02/01/2031(b)		39	40,050
Independence Energy Finance LLC 7.25%, 05/01/2026(b)		100	101,028
Indigo Natural Resources LLC 5.375%, 02/01/2029(b)		78	80,508
ITT Holdings LLC 6.50%, 08/01/2029(b)		172	175,514
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(b)		116	101,205
Murphy Oil Corp. 6.375%, 12/01/2042		51	50,751
Nabors Industries Ltd. 7.25%, 01/15/2026(b)		59	54,984
7.50%, 01/15/2028(b)		117	106,436
New Fortress Energy, Inc. 6.75%, 09/15/2025(b)		166	168,444
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(b)		194	196,798
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		86	81,040
Occidental Petroleum Corp. 3.40%, 04/15/2026		10	10,333
3.50%, 06/15/2025		35	36,722
5.50%, 12/01/2025		12	13,380
5.875%, 09/01/2025		22	24,743
6.125%, 01/01/2031(c)		31	37,479
8.00%, 07/15/2025		37	44,575
8.50%, 07/15/2027		26	32,785
8.875%, 07/15/2030		26	35,670
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(b)		104	100,369
PDC Energy, Inc. 5.75%, 05/15/2026		217	225,461
Range Resources Corp. 8.25%, 01/15/2029(b)		69	76,547
Renewable Energy Group, Inc. 5.875%, 06/01/2028(b)		20	20,714
SM Energy Co. 5.625%, 06/01/2025(c)		133	133,347
6.50%, 07/15/2028(c)		40	40,321
Southwestern Energy Co. 8.375%, 09/15/2028		40	44,820

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sunnova Energy Corp. 5.875%, 09/01/2026(b)	U.S.$	30	$30,219
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		104	106,904
5.875%, 03/15/2028		129	136,157
6.00%, 04/15/2027		4	4,178
Talos Production, Inc. 12.00%, 01/15/2026		126	129,974
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032(b)		135	141,364
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(b)		83	84,450
Transocean Pontus Ltd. 6.125%, 08/01/2025(b)		44	43,192
Transocean Sentry Ltd. 5.375%, 05/15/2023(b)		138	132,150
Transocean, Inc. 6.80%, 03/15/2038		1	462
7.25%, 11/01/2025(b)		39	30,958
7.50%, 01/15/2026(b)		103	80,571
11.50%, 01/30/2027(b)		35	35,184
Vantage Drilling International 7.50%, 11/01/2019(a)(d)(e)(i)		111	– 0	–
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(b)		25	26,216
W&T Offshore, Inc. 9.75%, 11/01/2023(b)		102	95,489
Western Midstream Operating LP 3.95%, 06/01/2025		24	25,217
4.50%, 03/01/2028(c)		56	60,286
4.75%, 08/15/2028		29	31,808
5.30%, 02/01/2030		48	53,771
5.45%, 04/01/2044		19	21,587

			5,661,517

Other Industrial – 0.0%
Avient Corp. 5.75%, 05/15/2025(b)		32	33,764
IAA, Inc. 5.50%, 06/15/2027(b)		34	35,586
Interface, Inc. 5.50%, 12/01/2028(b)		22	23,073
KAR Auction Services, Inc. 5.125%, 06/01/2025(b)		130	132,951

			225,374

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(b)	U.S.$	31	$33,124
9.75%, 07/15/2027(b)		206	225,376
ANGI Group LLC 3.875%, 08/15/2028(b)		209	205,896
Aptim Corp. 7.75%, 06/15/2025(b)		168	141,201
APX Group, Inc. 5.75%, 07/15/2029(b)		253	253,736
6.75%, 02/15/2027(b)		35	37,497
Aramark Services, Inc. 6.375%, 05/01/2025(b)		90	95,175
Carlson Travel, Inc. 11.50%, 12/15/2026(g)		201	98,467
Cars.com, Inc. 6.375%, 11/01/2028(b)		70	74,600
Garda World Security Corp. 6.00%, 06/01/2029(b)		182	175,914
9.50%, 11/01/2027(b)		37	40,272
Gartner, Inc. 4.50%, 07/01/2028(b)		49	51,980
Korn Ferry 4.625%, 12/15/2027(b)		63	65,231
Millennium Escrow Corp. 6.625%, 08/01/2026(b)		140	143,668
MoneyGram International, Inc. 5.375%, 08/01/2026(b)		29	29,575
Monitronics International, Inc. 0.00%, 04/01/2020(a)(d)(e)(i)		120	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(b)		77	78,236
5.75%, 11/01/2028(b)		227	216,796
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(b)		161	166,830
Sabre GLBL, Inc. 9.25%, 04/15/2025(b)		41	47,255
Service Corp. International/US 3.375%, 08/15/2030		103	103,530
TripAdvisor, Inc. 7.00%, 07/15/2025(b)		41	43,365
Verisure Midholding AB 5.25%, 02/15/2029(b)	EUR	185	224,992
Verscend Escrow Corp. 9.75%, 08/15/2026(b)	U.S.$	115	121,624

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(b)	U.S.$	24	$25,104

			2,699,444

Technology – 0.2%
Ahead DB Holdings LLC 6.625%, 05/01/2028(b)		77	78,588
Austin BidCo, Inc. 7.125%, 12/15/2028(b)		66	66,952
Avaya, Inc. 6.125%, 09/15/2028(b)		169	178,344
Banff Merger Sub, Inc. 9.75%, 09/01/2026(b)		117	122,537
Boxer Parent Co., Inc. 7.125%, 10/02/2025(b)		7	7,491
Cablevision Lightpath LLC 5.625%, 09/15/2028(b)		200	201,184
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(b)		41	42,273
CommScope, Inc. 4.75%, 09/01/2029(b)		92	93,051
LogMeIn, Inc. 5.50%, 09/01/2027(b)		51	53,019
Microchip Technology, Inc. 4.25%, 09/01/2025		58	61,132
NCR Corp. 5.125%, 04/15/2029(b)		102	105,829
5.75%, 09/01/2027(b)		40	42,423
6.125%, 09/01/2029(b)		28	30,481
Playtika Holding Corp. 4.25%, 03/15/2029(b)		90	90,891
Presidio Holdings, Inc. 4.875%, 02/01/2027(b)		12	12,449
8.25%, 02/01/2028(b)		18	19,496
Science Applications International Corp. 4.875%, 04/01/2028(b)		11	11,483
TTM Technologies, Inc. 4.00%, 03/01/2029(b)(c)		90	91,130
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(b)		316	328,397

			1,637,150

Transportation - Airlines – 0.1%
Air Canada 3.875%, 08/15/2026(b)		29	29,159
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(b)		101	106,243
5.75%, 04/20/2029(b)		88	94,675

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(b)	U.S.$	47	$49,152
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(b)		94	106,432

			385,661

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, 03/01/2029(b)(c)		45	47,238
5.75%, 07/15/2027(b)		80	83,545
Modulaire Global Finance PLC 8.00%, 02/15/2023(b)		200	205,330

			336,113

			30,428,230

Financial Institutions – 0.8%
Banking – 0.3%
Alliance Data Systems Corp. 4.75%, 12/15/2024(b)		115	117,855
7.00%, 01/15/2026(b)		53	57,006
Ally Financial, Inc. Series B 4.70%, 05/15/2026(l)		272	286,615
Series C 4.70%, 05/15/2028(l)		19	19,784
Banco Santander SA 6.75%, 04/25/2022(b)(l)	EUR	300	366,662
CaixaBank SA 5.875%, 10/09/2027(b)(l)		200	275,410
Credit Suisse Group AG 6.25%, 12/18/2024(b)(l)	U.S.$	200	217,426
7.50%, 07/17/2023(b)(l)		206	221,979
Discover Financial Services Series D 6.125%, 06/23/2025(l)		306	344,174
UniCredit SpA 9.25%, 06/03/2022(b)(l)	EUR	200	250,657

			2,157,568

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.63%, 01/24/2013(a)(i)	U.S.$	1,030	7,001
NFP Corp. 6.875%, 08/15/2028(b)		257	263,844

			270,845

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Air Lease Corp. Series B 4.65%, 06/15/2026(c)(l)	U.S.$	112	$117,629
Aircastle Ltd. 5.25%, 06/15/2026(b)(l)		55	55,300
CNG Holdings, Inc. 12.50%, 06/15/2024(b)		93	88,747
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(b)		81	84,882
Curo Group Holdings Corp. 7.50%, 08/01/2028(b)		131	130,654
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(b)		206	212,806
goeasy Ltd. 5.375%, 12/01/2024(b)		74	76,364
HighTower Holding, LLC 6.75%, 04/15/2029(b)		270	277,393
Lincoln Financing SARL 3.625%, 04/01/2024(b)	EUR	103	122,779
Navient Corp. 4.875%, 03/15/2028	U.S.$	45	45,811
5.50%, 01/25/2023		25	26,319
6.50%, 06/15/2022		31	32,257
SLM Corp. 5.125%, 04/05/2022		30	30,994

			1,301,935

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(b)		242	238,022
7.00%, 11/15/2025(b)		35	35,664
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(b)		192	199,993
AmWINS Group, Inc. 4.875%, 06/30/2029(b)		20	20,342
AssuredPartners, Inc. 5.625%, 01/15/2029(b)		189	190,181

			684,202

Other Finance – 0.0%
Intrum AB 3.00%, 09/15/2027(b)	EUR	100	117,218
4.875%, 08/15/2025(b)		100	124,087

			241,305

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(b)	U.S.$	205	$211,882
Diversified Healthcare Trust 9.75%, 06/15/2025		90	99,308
Iron Mountain, Inc. 4.875%, 09/15/2027(b)		3	3,132
5.25%, 03/15/2028(b)		124	130,588
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024		90	98,245
5.75%, 02/01/2027		108	124,396
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(b)		49	50,455
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(b)		204	225,520

			943,526

			5,599,381

Utility – 0.0%
Electric – 0.0%
Calpine Corp. 5.125%, 03/15/2028(b)		28	28,557
NRG Energy, Inc. 6.625%, 01/15/2027		2	2,074
Talen Energy Supply LLC 4.60%, 12/15/2021		1	632
6.50%, 06/01/2025		144	62,879
7.25%, 05/15/2027(b)(c)		37	32,005
10.50%, 01/15/2026(b)		178	82,706

			208,853

Other Utility – 0.0%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(b)		36	38,168

			247,021

Total Corporates - Non-Investment Grade (cost $35,214,965)			36,274,632

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

INVESTMENT COMPANIES – 3.8%
Funds and Investment Trusts – 3.8%(m)
Consumer Staples Select Sector SPDR Fund(c)		7,752	$560,160
Financial Select Sector SPDR Fund		17,076	655,718
Health Care Select Sector SPDR Fund		87,899	11,884,824
iShares JPMorgan USD Emerging Markets Bond ETF		6,050	686,010
iShares MSCI ACWI ETF(c)		7,383	770,268
iShares MSCI Europe Financials ETF(c)		29,220	587,176
iShares MSCI Global Min Vol Factor ETF(c)		10,503	1,121,195
iShares Russell 2000 ETF(c)		591	133,519
iShares US Technology ETF(c)		17,603	1,904,997
US Global Jets ETF(c)		18,076	415,386
Utilities Select Sector SPDR Fund(c)		2,084	142,837
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E		17,572	547,719
Vanguard Global ex-U.S. Real Estate ETF		116,670	6,913,864

Total Investment Companies (cost $24,368,481)			26,323,673

		Principal Amount (000)
EMERGING MARKETS - SOVEREIGNS – 1.6%
Angola – 0.1%
Angolan Government International Bond 8.00%, 11/26/2029(b)	U.S.$	226	237,484
9.375%, 05/08/2048(b)		200	211,725
9.50%, 11/12/2025(b)		386	430,583

			879,792

Argentina – 0.1%
Argentine Republic Government International Bond 0.50%, 07/09/2030		705	274,321
1.00%, 07/09/2029		96	38,782
1.125%, 07/09/2035		1,207	419,318
2.50%, 07/09/2041		52	20,156

			752,577

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 09/20/2029(b)		200	216,912
7.00%, 10/12/2028(b)		200	220,250
7.375%, 05/14/2030(b)		200	222,350

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CBB International Sukuk Programme Co. WLL 6.25%, 11/14/2024(b)	U.S.$	218	$236,435

			895,947

Brazil – 0.0%
Brazilian Government International Bond 3.875%, 06/12/2030		260	261,024

Dominican Republic – 0.1%
Dominican Republic International Bond 4.50%, 01/30/2030(b)		300	311,775
4.875%, 09/23/2032(b)		150	157,200
8.625%, 04/20/2027(b)		425	519,111

			988,086

Ecuador – 0.1%
Ecuador Government International Bond Zero Coupon, 07/31/2030(b)		48	26,978
0.50%, 07/31/2040(b)		200	127,597
1.00%, 07/31/2035(b)		436	313,822
5.00%, 07/31/2030(b)		166	148,649

			617,046

Egypt – 0.2%
Egypt Government International Bond 6.125%, 01/31/2022(b)		407	412,418
7.053%, 01/15/2032(b)		200	206,725
7.625%, 05/29/2032(b)		208	221,624
8.70%, 03/01/2049(b)		239	251,518
8.875%, 05/29/2050(b)		208	222,989

			1,315,274

El Salvador – 0.0%
El Salvador Government International Bond 5.875%, 01/30/2025(b)		9	7,943
7.125%, 01/20/2050(b)(c)		334	272,627

			280,570

Ghana – 0.1%
Ghana Government International Bond 6.375%, 02/11/2027(b)		200	195,350
10.75%, 10/14/2030(b)		248	309,891

			505,241

Honduras – 0.1%
Honduras Government International Bond 7.50%, 03/15/2024(b)		400	427,950

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(b)	EUR	170	$204,654
5.875%, 10/17/2031(b)		135	173,977
6.125%, 06/15/2033(b)	U.S.$	258	282,720

			661,351

Kenya – 0.1%
Republic of Kenya Government International Bond 6.875%, 06/24/2024(b)		200	219,787
7.00%, 05/22/2027(b)		275	302,122

			521,909

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(a)(b)(k)		45	5,625
6.85%, 03/23/2027(a)(b)(k)		46	5,750
Series G 6.60%, 11/27/2026(a)(b)(k)		189	23,625

			35,000

Nigeria – 0.1%
Nigeria Government International Bond 6.50%, 11/28/2027(b)		200	210,600
7.625%, 11/21/2025-11/28/2047(b)		467	499,356

			709,956

Oman – 0.1%
Oman Government International Bond 4.875%, 02/01/2025(b)		391	409,035
6.25%, 01/25/2031(b)		213	231,637

			640,672

Pakistan – 0.0%
Pakistan Government International Bond 6.00%, 04/08/2026(b)		200	201,022

Senegal – 0.1%
Senegal Government International Bond 6.25%, 05/23/2033(b)		365	392,900

South Africa – 0.1%
Republic of South Africa Government International Bond 5.75%, 09/30/2049		247	248,513
5.875%, 09/16/2025		300	338,869

			587,382

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.1%
Ukraine Government International Bond 7.253%, 03/15/2033(b)	U.S.$	200	$211,912
7.75%, 09/01/2024(b)		285	312,485

			524,397

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 09/15/2027(a)(k)		815	81,500

Total Emerging Markets - Sovereigns (cost $11,530,094)			11,279,596

GOVERNMENTS - TREASURIES – 1.4%
Mexico – 0.1%
Mexican Bonos Series M 20 7.50%, 06/03/2027	MXN	9,211	475,966

Russia – 0.0%
Russian Federal Bond – OFZ Series 6212 7.05%, 01/19/2028	RUB	23,770	329,069

United States – 1.3%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	14	11,863
U.S. Treasury Notes 0.625%, 08/15/2030(n)(o)		2,130	2,018,554
1.625%, 08/15/2029(n)(o)		2,556	2,647,856
2.25%, 08/15/2027(o)		2,360	2,542,162
2.375%, 05/15/2029(o)		1,524	1,662,847

			8,883,282

Total Governments - Treasuries (cost $9,406,851)			9,688,317

CORPORATES - INVESTMENT GRADE – 1.3%
Financial Institutions – 0.7%
Banking – 0.4%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(b)		184	208,067
Bank of America Corp. Series Z 6.50%, 10/23/2024(l)		7	7,900

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 6.86%, 06/15/2032(b)(l)	U.S.$	35	$48,154
CIT Group, Inc. 3.929%, 06/19/2024		31	32,603
Citigroup Capital XVIII 0.968% (Sterling LIBOR 3 Month + 0.89%), 06/28/2067(p)	GBP	185	225,822
Citigroup, Inc. 3.875%, 02/18/2026(l)	U.S.$	50	51,437
5.95%, 01/30/2023(l)		365	383,418
Series V 4.70%, 01/30/2025(l)		47	49,055
Credit Agricole SA 8.125%, 12/23/2025(b)(l)		400	487,140
DNB Bank ASA 6.50%, 03/26/2022(b)(l)		201	206,986
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(l)		23	25,584
Series P 5.00%, 11/10/2022(c)(l)		185	186,985
HSBC Holdings PLC 6.00%, 09/29/2023(b)(l)	EUR	300	386,538
Truist Financial Corp. Series P 4.95%, 09/01/2025(l)	U.S.$	211	232,224
Series Q 5.10%, 03/01/2030(l)		56	64,398
UBS Group AG 7.00%, 02/19/2025(b)(l)		400	459,480

			3,055,791

Brokerage – 0.0%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(l)		119	132,521

Finance – 0.1%
Aircastle Ltd. 2.85%, 01/26/2028(b)		15	15,344
4.125%, 05/01/2024		14	14,923
4.25%, 06/15/2026(c)		2	2,199
5.00%, 04/01/2023		3	3,193
5.25%, 08/11/2025(b)		200	224,446
Aviation Capital Group LLC 1.95%, 01/30/2026(b)		4	4,023
3.50%, 11/01/2027(b)		25	26,507
4.125%, 08/01/2025(b)		39	42,260

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.875%, 10/01/2025(b)	U.S.$	30	$33,374
5.50%, 12/15/2024(b)		67	75,540
Huarong Finance II Co., Ltd. 4.625%, 06/03/2026(b)		200	198,000

			639,809

Insurance – 0.2%
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(b)(c)		298	399,974
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		254	354,218
MetLife, Inc. 6.40%, 12/15/2036		47	60,181
Prudential Financial, Inc. 5.20%, 03/15/2044		44	47,444
5.625%, 06/15/2043		126	134,703

			996,520

REITs – 0.0%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		20	22,930
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		33	34,985
5.25%, 08/01/2026		96	99,525

			157,440

			4,982,081

Industrial – 0.5%
Basic – 0.1%
ArcelorMittal SA 6.75%, 03/01/2041		54	76,717
7.00%, 10/15/2039		53	75,931
Arconic Corp. 6.00%, 05/15/2025(b)		54	57,110
CF Industries, Inc. 3.45%, 06/01/2023		78	81,970
4.95%, 06/01/2043		3	3,700
5.375%, 03/15/2044		76	98,969
Glencore Finance Canada Ltd. 6.00%, 11/15/2041(b)		11	15,339
GUSAP III LP 4.25%, 01/21/2030(b)(c)		200	221,270
Industrias Penoles SAB de CV 5.65%, 09/12/2049(b)		201	256,187
Vale Overseas Ltd. 3.75%, 07/08/2030		16	17,008

			904,201

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.0%
General Electric Co. Series D 3.449% (LIBOR 3 Month + 3.33%), 12/15/2021(l)(p)	U.S.$	122	$118,417

Communications - Telecommunications – 0.0%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		55	62,295
Qwest Corp. 6.75%, 12/01/2021		133	134,448

			196,743

Consumer Cyclical - Automotive – 0.0%
General Motors Co. 6.25%, 10/02/2043		185	253,171
Lear Corp. 4.25%, 05/15/2029		24	27,225

			280,396

Consumer Cyclical - Other – 0.1%
MDC Holdings, Inc. 6.00%, 01/15/2043		195	251,615
PulteGroup, Inc. 6.00%, 02/15/2035		130	171,332
Toll Brothers Finance Corp. 4.875%, 03/15/2027		27	30,591

			453,538

Consumer Non-Cyclical – 0.0%
HCA, Inc. 5.875%, 05/01/2023		23	24,822

Energy – 0.1%
Cenovus Energy, Inc. 5.375%, 07/15/2025		63	71,517
6.75%, 11/15/2039		4	4,790
Continental Resources, Inc./OK 5.75%, 01/15/2031(b)		82	99,951
Ecopetrol SA 5.875%, 05/28/2045		9	9,623
6.875%, 04/29/2030		93	111,974
Enable Midstream Partners LP 4.40%, 03/15/2027		136	151,323
4.95%, 05/15/2028		26	29,575
Energy Transfer LP 6.125%, 12/15/2045		135	173,596

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026	U.S.$	37		$41,526
QEP Resources, Inc. 5.375%, 10/01/2022		0	**	506

				694,381

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(b)		11		12,705

Technology – 0.1%
Baidu, Inc. 3.075%, 04/07/2025(c)		250		264,085
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		59		61,345
Nokia Oyj 3.375%, 06/12/2022		15		15,297
6.625%, 05/15/2039		34		47,280
Western Digital Corp. 4.75%, 02/15/2026		10		11,173

				399,180

Transportation - Airlines – 0.1%
Delta Air Lines, Inc. 7.00%, 05/01/2025(b)		57		66,696
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(b)		67		74,687
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(b)		354		385,046

				526,429

Transportation - Services – 0.0%
United Rentals North America, Inc. 3.875%, 11/15/2027		60		63,046

				3,673,858

Utility – 0.1%
Electric – 0.1%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(b)		200		222,700

Total Corporates - Investment Grade (cost $7,891,062)				8,878,639

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Risk Share Floating Rate – 0.8%
Bellemeade Re Ltd. Series 2018-3A, Class M2 2.834% (LIBOR 1 Month + 2.75%), 10/25/2028(b)(p)	U.S.$	150	$150,376
Series 2019-3A, Class M1C 2.034% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(p)		164	164,000
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 4.434% (LIBOR 1 Month + 4.35%), 04/25/2031(b)(p)		51	52,692
Eagle Re Ltd. Series 2018-1, Class M2 3.084% (LIBOR 1 Month + 3.00%), 11/25/2028(b)(p)		150	151,313
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class B 8.884% (LIBOR 1 Month + 8.80%), 03/25/2028(p)		791	857,292
Series 2016-HQA2, Class M3 5.234% (LIBOR 1 Month + 5.15%), 11/25/2028(p)		335	346,935
Series 2016-HQA3, Class M3 3.934% (LIBOR 1 Month + 3.85%), 03/25/2029(p)		374	385,078
Series 2016-HQA4, Class M3 3.984% (LIBOR 1 Month + 3.90%), 04/25/2029(p)		396	407,780
Series 2019-DNA3, Class M2 2.134% (LIBOR 1 Month + 2.05%), 07/25/2049(b)(p)		16	16,454
Series 2020-DNA1, Class M2 1.784% (LIBOR 1 Month + 1.70%), 01/25/2050(b)(p)		202	203,337
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 4.084% (LIBOR 1 Month + 4.00%), 05/25/2025(p)		86	87,956
Series 2015-C02, Class 2M2 4.084% (LIBOR 1 Month + 4.00%), 05/25/2025(p)		24	24,566

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 5.084% (LIBOR 1 Month + 5.00%), 07/25/2025(p)	U.S.$	4	$4,483
Series 2015-C03, Class 2M2 5.084% (LIBOR 1 Month + 5.00%), 07/25/2025(p)		37	37,056
Series 2015-C04, Class 2M2 5.634% (LIBOR 1 Month + 5.55%), 04/25/2028(p)		153	160,711
Series 2016-C01, Class 2M2 7.034% (LIBOR 1 Month + 6.95%), 08/25/2028(p)		86	90,250
Series 2016-C03, Class 2M2 5.984% (LIBOR 1 Month + 5.90%), 10/25/2028(p)		196	205,161
Series 2016-C04, Class 1B 10.334% (LIBOR 1 Month + 10.25%), 01/25/2029(p)		197	222,487
Series 2016-C05, Class 2M2 4.534% (LIBOR 1 Month + 4.45%), 01/25/2029(p)		223	231,047
Series 2016-C07, Class 2M2 4.434% (LIBOR 1 Month + 4.35%), 05/25/2029(p)		258	267,435
Series 2017-C01, Class 1B1 5.834% (LIBOR 1 Month + 5.75%), 07/25/2029(p)		27	29,256
Series 2017-C02, Class 2M2 3.734% (LIBOR 1 Month + 3.65%), 09/25/2029(p)		183	189,361
Series 2017-C03, Class 1B1 4.934% (LIBOR 1 Month + 4.85%), 10/25/2029(p)		27	29,060
Series 2017-C05, Class 1B1 3.684% (LIBOR 1 Month + 3.60%), 01/25/2030(p)		27	28,613
Series 2017-C06, Class 1B1 4.234% (LIBOR 1 Month + 4.15%), 02/25/2030(p)		143	147,924
Series 2018-C01, Class 1B1 3.634% (LIBOR 1 Month + 3.55%), 07/25/2030(p)		107	109,763
Home Re Ltd. Series 2018-1, Class M2 3.084% (LIBOR 1 Month + 3.00%), 10/25/2028(b)(p)		235	237,523

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Mortgage Insurance-Linked Notes Series 2019-1, Class M2 2.984% (LIBOR 1 Month + 2.90%), 11/26/2029(b)(p)	U.S.$	365		$365,000
Triangle Re Ltd. Series 2020-1, Class M2 5.684% (LIBOR 1 Month + 5.60%), 10/25/2030(b)(p)		150		151,873

				5,354,782

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.629%, 05/28/2035		96		92,109

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		10		7,276
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		11		6,389

				13,665

Total Collateralized Mortgage Obligations (cost $5,394,822)				5,460,556

BANK LOANS – 0.7%
Financial Institutions – 0.1%
Insurance – 0.1%
Hub International Limited 4.000% (LIBOR 2 Month + 3.25%), 04/25/2025(q)		0	**	308
4.000% (LIBOR 3 Month + 3.25%), 04/25/2025(q)		122		122,168
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.835% (LIBOR 1 Month + 3.75%), 09/03/2026(q)		147		145,634

				268,110

Industrial – 0.6%
Capital Goods – 0.1%
ACProducts Holdings, Inc. 4.750% (LIBOR 3 Month + 4.25%), 05/17/2028(q)		183		182,810

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Granite US Holdings Corporation 4.147% (LIBOR 3 Month + 4.00%), 09/30/2026(d)(q)	U.S.$	163		$163,336

				346,146

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 6.000% (LIBOR 2 Month + 5.25%), 10/28/2027(q)		149		150,043
Clear Channel Outdoor Holdings, Inc. 3.607% (LIBOR 2 Month + 3.50%), 08/21/2026(q)		0	**	86
3.629% (LIBOR 3 Month + 3.50%), 08/21/2026(q)		35		33,706
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.084% (LIBOR 1 Month + 3.00%), 05/01/2026(q)		35		35,151
Univision Communications Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(q)		95		95,086

				314,072

Communications - Telecommunications – 0.1%
Crown Subsea Communications Holding, Inc. 5.750% (LIBOR 1 Month + 5.00%), 04/27/2027(q)		144		144,340
Intrado Corporation 5.000% (LIBOR 3 Month + 4.00%), 10/10/2024(q)		129		124,444
Proofpoint, Inc. 06/08/2029(d)(r)		230		233,162
Zacapa SARL 4.703% (LIBOR 3 Month + 4.50%), 07/02/2025(q)		198		198,023

				699,969

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 3.335% (LIBOR 1 Month + 3.25%), 04/30/2026(q)		55		53,883

Consumer Cyclical - Other – 0.0%
Caesars Resort Collection, LLC 2.835% (LIBOR 1 Month + 2.75%), 12/23/2024(q)		181		179,465

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
Great Outdoors Group, LLC 5.000% (LIBOR 3 Month + 4.25%), 03/06/2028(q)	U.S.$	52	$51,819
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(q)		200	200,166

			251,985

Consumer Non-Cyclical – 0.1%
Kronos Acquisition Holdings Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(q)		80	77,561
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.835% (LIBOR 1 Month + 3.75%), 11/16/2025(q)		96	94,935
Padagis LLC 5.250% (LIBOR 3 Month + 4.75%), 07/06/2028(d)(q)		50	49,937
U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(q)		167	166,935
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.250% (LIBOR 3 Month + 5.50%), 12/15/2027(q)		169	169,732

			559,100

Energy – 0.0%
CITGO Petroleum Corporation 7.250% (LIBOR 3 Month + 6.25%), 03/28/2024(q)		55	54,697
Enviva Holdings, LP 6.500% (LIBOR 3 Month + 5.50%), 02/17/2026(d)(q)		226	224,769

			279,466

Other Industrial – 0.0%
American Tire Distributors, Inc. 8.500% (LIBOR 3 Month + 7.50%), 09/02/2024(q)		7	7,160
8.500% (LIBOR 1 Month + 7.50%), 09/02/2024(q)		64	63,923
Dealer Tire, LLC 4.335% (LIBOR 1 Month + 4.25%), 12/12/2025(q)		39	39,282

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rockwood Service Corporation 4.085% (LIBOR 1 Month + 4.00%), 01/23/2027(q)	U.S.$	9	$9,211

			119,576

Services – 0.1%
Amentum Government Services Holdings LLC 3.585% (LIBOR 1 Month + 3.50%), 01/29/2027(q)		40	39,237
Parexel International Corporation 2.835% (LIBOR 1 Month + 2.75%), 09/27/2024(q)		26	26,411
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(q)		195	189,763
Verscend Holding Corp. 4.085% (LIBOR 1 Month + 4.00%), 08/27/2025(q)		89	88,418

			343,829

Technology – 0.1%
athenahealth, Inc. 4.345% (LIBOR 1 Month + 4.25%), 02/11/2026(q)		1	535
4.377% (LIBOR 3 Month + 4.25%), 02/11/2026(q)		212	212,811
Boxer Parent Company, Inc. (fka BMC Software, Inc.) 3.835% (LIBOR 1 Month + 3.75%), 10/02/2025(q)		165	163,436
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(q)		178	176,349
Peraton Corp. 4.500% (LIBOR 1 Month + 3.75%), 02/01/2028(q)		66	66,138
Presidio Holdings, Inc. 3.590% (LIBOR 1 Month + 3.50%), 01/22/2027(q)		2	2,325
3.630% (LIBOR 3 Month + 3.50%), 01/22/2027(q)		40	40,296
Veritas US Inc. 6.000% (LIBOR 3 Month + 5.00%), 09/01/2025(q)		223	223,015

			884,905

			4,032,396

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.0%
Electric – 0.0%
Generation Bridge Acquisition, LLC 08/06/2028(d)(r)	U.S.$	63	$61,934
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(q)		173	168,281
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(q)		34	32,913

			263,128

Total Bank Loans (cost $4,522,125)			4,563,634

EMERGING MARKETS - CORPORATE BONDS – 0.6%
Industrial – 0.6%
Basic – 0.2%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)		200	213,895
Consolidated Energy Finance SA 6.875%, 06/15/2025(b)		200	206,406
Eldorado Gold Corp. 6.25%, 09/01/2029(b)		46	46,460
9.50%, 06/01/2024(b)		162	177,643
First Quantum Minerals Ltd. 7.25%, 04/01/2023(b)		342	347,488
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(b)		201	220,949
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)		21	20,359

			1,233,200

Capital Goods – 0.1%
Cemex SAB de CV 5.125%, 06/08/2026(b)(l)		200	208,800
7.375%, 06/05/2027(b)		300	338,100
Embraer Netherlands Finance BV 5.40%, 02/01/2027		90	96,356
6.95%, 01/17/2028(b)		200	227,060
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)		127	635

			870,951

Communications - Telecommunications – 0.1%
C&W Senior Financing DAC 6.875%, 09/15/2027(b)		200	212,350

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Digicel Group Holdings Ltd. 7.00%, 09/16/2021(g)(j)(l)	U.S.$	9	$6,724
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(b)(j)		52	44,948
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(j)		194	191,726

			455,748

Consumer Cyclical - Other – 0.0%
Wynn Macau Ltd. 5.50%, 10/01/2027(b)		214	216,675

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(d)(e)(g)(j)		39	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(d)(e)(g)(j)		22	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(b)		210	219,949
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(a)(d)(e)(g)(j)(k)		5	52
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(a)(g)(i)		434	4,338

			224,339

Energy – 0.1%
Investment Energy Resources Ltd. 6.25%, 04/26/2029(b)(c)		270	294,300
Leviathan Bond Ltd. 5.75%, 06/30/2023(b)		18	18,712
6.50%, 06/30/2027(b)		109	119,897
Peru LNG SRL 5.375%, 03/22/2030(b)		230	182,419
Petrobras Global Finance BV 5.60%, 01/03/2031		59	66,015
8.75%, 05/23/2026		27	34,717

			716,060

			3,716,973

Utility – 0.0%
Electric – 0.0%
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(b)		200	229,300
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		12	12,350

			241,650

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(b)(j)	U.S.$	107	$10,783

REITs – 0.0%
Scenery Journey Ltd. 12.00%, 10/24/2023(b)		200	68,000

			78,783

Total Emerging Markets - Corporate Bonds (cost $3,933,550)			4,037,406

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - Floating Rate – 0.3%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.134% (LIBOR 3 Month + 2.00%), 04/17/2033(b)(p)		270	270,127
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 6.434% (LIBOR 3 Month + 6.30%), 07/18/2030(b)(p)		250	249,192
Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.084% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(p)		250	250,458
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 6.134% (LIBOR 3 Month + 6.00%), 01/20/2034(b)(p)		150	150,212
Kayne CLO 11 Ltd. Series 2021-11A, Class E 6.416% (LIBOR 3 Month + 6.25%), 04/15/2034(b)(p)		250	250,411
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.225% (LIBOR 3 Month + 3.10%), 01/24/2033(b)(p)		263	263,223
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 2.976% (LIBOR 3 Month + 2.85%), 10/15/2029(b)(p)		306	305,772
Trimaran Cavu Ltd. Series 2019-1A, Class E 7.174% (LIBOR 3 Month + 7.04%), 07/20/2032(b)(p)		250	247,228

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Voya CLO Ltd. Series 2019-1A, Class DR 2.976% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(p)	U.S.$	109	$108,583

Total Collateralized Loan Obligations (cost $2,093,665)			2,095,206

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Mexico – 0.2%
Petroleos Mexicanos 5.95%, 01/28/2031		301	295,552
6.49%, 01/23/2027		51	53,907
6.50%, 01/23/2029		41	42,380
6.75%, 09/21/2047		229	201,176
6.84%, 01/23/2030		210	219,187
6.95%, 01/28/2060		67	58,605
7.69%, 01/23/2050		228	217,688

			1,088,495

Ukraine – 0.0%
State Agency of Roads of Ukraine 6.25%, 06/24/2028(b)		324	325,134

United Arab Emirates – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(b)		220	238,700

Total Quasi-Sovereigns (cost $1,452,481)			1,652,329

ASSET-BACKED SECURITIES – 0.1%
Other ABS - Fixed Rate – 0.1%
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(b)		75	75,052
SoFi Consumer Loan Program LLC Series 2017-6, Class C 4.02%, 11/25/2026(b)		360	364,659

			439,711

Home Equity Loans - Fixed Rate – 0.0%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.554%, 10/25/2035		56	56,138
GSAA Home Equity Trust Series 2006-6, Class AF5 6.741%, 03/25/2036		151	62,488

68 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-6, Class 3A5 4.476%, 05/25/2037	U.S.$	21	$21,064

			139,690

Autos - Fixed Rate – 0.0%
CPS Auto Trust Series 2018-C, Class D 4.40%, 06/17/2024(b)		120	122,203

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.209% (LIBOR 1 Month + 1.13%), 12/25/2032(p)		18	17,607

Total Asset-Backed Securities (cost $723,880)			719,211

		Shares
PREFERRED STOCKS – 0.0%
Industrials – 0.0%
Auto Components – 0.0%
Exide Corp. 0.00%(a)(d)		117	94,185

Energy Equipment & Services – 0.0%
Gulfport Energy Operating Corp. 10.00%(a)(d)		9	43,200

Industrial Conglomerates – 0.0%
WESCO International, Inc. Series A 10.625%		3,350	104,620

			242,005

Consumer Discretionary – 0.0%
Household Durables – 0.0%
Hovnanian Enterprises, Inc. 7.625%		1,190	20,980

Total Preferred Stocks (cost $193,843)			262,985

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.0%
Non-Agency Fixed Rate CMBS – 0.0%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.633%, 07/10/2047(b)	U.S.$	35	$35,753
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.155%, 01/10/2047(b)		71	18,197
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.049%, 01/15/2047(b)		71	71,746

			125,696

Non-Agency Floating Rate CMBS – 0.0%
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.104% (LIBOR 1 Month + 3.02%), 12/19/2030(b)(p)		100	99,761
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 4.846% (LIBOR 1 Month + 4.75%), 05/15/2036(b)(p)		39	25,909

			125,670

Total Commercial Mortgage-Backed Securities (cost $296,682)			251,366

GOVERNMENTS - SOVEREIGN BONDS – 0.0%
Mexico – 0.0%
Mexico Government International Bond 4.75%, 04/27/2032 (cost $195,909)		200	231,350

		Shares
WARRANTS – 0.0%
Industrials – 0.0%
Construction & Engineering – 0.0%
Willscot Corp., expiring 11/29/2022(a)(d)(e)		1,913	27,624

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(a)		4,686	11,481

70 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares		U.S. $ Value

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Battalion Oil Corp., expiring 10/08/2022(a)(c)(d)(e)		10		$	– 0	–
Battalion Oil Corp., expiring 10/08/2022(a)(d)(e)		14			– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(a)		4,816			72
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(a)		2,024			61

					133

Total Warrants (cost $15,546)					39,238

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 01/01/2036 (cost $101)	U.S.$	0	**		106

		Shares
SHORT-TERM INVESTMENTS – 15.3%
Investment Companies – 15.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(m)(s)(t) (cost $105,668,702)		105,668,702			105,668,702

Total Investments Before Security Lending Collateral for Securities Loaned – 97.2% (cost $579,776,229)					674,192,167

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(m)(s)(t) (cost $5,299,383)		5,299,383			5,299,383

Total Investments – 98.0% (cost $585,075,612)					679,491,550
Other assets less liabilities – 2.0%					13,667,160

Net Assets – 100.0%					$693,158,710

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 71

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	206	September 2021	$21,973,303	$487,507
10 Yr Canadian Bond Futures	231	December 2021	26,755,463	58,911
10 Yr Japan Bond (OSE) Futures	30	September 2021	41,492,524	105,812
E-Mini Russell 2000 Futures	5	September 2021	567,800	(2,640)
Euro Buxl 30 Yr Bond Futures	62	September 2021	15,557,851	875,267
Euro STOXX 50 Index Futures	139	September 2021	6,862,858	52,807
Euro-BOBL Futures	60	September 2021	9,561,953	55,356
Euro-Bund Futures	90	September 2021	18,644,640	384,904
Euro-Schatz Futures	88	September 2021	11,666,570	12,368
FTSE 100 Index Futures	30	September 2021	2,926,987	(1,997)
FTSE KLCI Futures	284	September 2021	5,426,197	63,822
FTSE Taiwan Index Futures	14	September 2021	850,220	21,449
FTSE/JSE Top 40 Futures	48	September 2021	1,996,959	47,743
Hang Seng Index Futures	26	September 2021	4,304,779	35,987
Long Gilt Future	399	December 2021	70,348,002	(148,678)
MSCI EAFE Futures	158	September 2021	18,576,850	(116,702)
MSCI Emerging Markets Futures	224	September 2021	14,551,040	(843,917)
S&P 400 E-Mini Futures	31	September 2021	8,531,200	82,003
S&P 500 E-Mini Futures	76	September 2021	17,177,900	621,118
S&P TSX 60 Index Futures	10	September 2021	1,949,669	24,299
SPI 200 Futures	9	September 2021	1,230,704	220
TOPIX Index Futures	31	September 2021	5,535,563	27,062
U.S. Long Bond (CBT) Futures	2	December 2021	325,938	903
U.S. T-Note 2 Yr (CBT) Futures	170	December 2021	37,455,781	25,057
U.S. T-Note 5 Yr (CBT) Futures	287	December 2021	35,507,281	48,453
U.S. T-Note 10 Yr (CBT) Futures	562	December 2021	75,000,656	234,272
U.S. Ultra Bond (CBT) Futures	288	December 2021	56,817,000	190,636
WIG 20 Index Futures	282	September 2021	3,450,131	124,084

Sold Contracts
10 Yr Japan Bond (OSE) Futures	5	September 2021	6,915,421	3,061
BIST 30 Futures	2,123	October 2021	4,145,676	(20,200)
E-Mini Russell 2000 Futures	53	September 2021	6,720,930	(387,865)
Euro STOXX 50 Index Futures	93	September 2021	4,591,696	(54,297)
Euro-Bund Futures	46	September 2021	9,529,483	10,645
FTSE 100 Index Futures	17	September 2021	1,658,626	2,080
FTSE China A50 Futures	73	September 2021	1,077,042	15,219
Long Gilt Future	41	December 2021	7,228,742	16,300
Mexican BOLSA Index Futures	44	September 2021	1,166,381	(43,091)
MSCI EAFE Futures	7	September 2021	823,025	3,222
MSCI Emerging Markets Futures	113	September 2021	7,340,480	(105,666)
MSCI Singapore IX ETS Futures	122	September 2021	3,195,530	25,163
OMXS30 Index Futures	118	September 2021	3,218,542	30,545
S&P 500 E-Mini Futures	186	September 2021	42,040,650	(2,604,463)
S&P TSX 60 Index Futures	23	September 2021	4,484,239	(59,743)
SGX Nifty 50 Futures	215	September 2021	7,363,965	(196,852)
TOPIX Index Futures	5	September 2021	892,833	333
U.S. 10 Yr Ultra Futures	5	December 2021	740,078	(3,694)
U.S. T-Note 2 Yr (CBT) Futures	151	December 2021	33,269,547	(22,600)
U.S. T-Note 5 Yr (CBT) Futures	56	December 2021	6,928,250	(4,447)
U.S. T-Note 10 Yr (CBT) Futures	273	December 2021	36,432,703	(112,299)
U.S. Ultra Bond (CBT) Futures	118	December 2021	23,279,187	(78,331)

				$(1,120,874)

72 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CZK	85,260	USD	3,976	09/17/2021	$16,089
Bank of America, NA	RUB	68,821	USD	922	09/30/2021	(14,439)
Bank of America, NA	NZD	11,151	USD	7,827	09/15/2021	(30,030)
Bank of America, NA	EUR	6,820	USD	8,102	11/08/2021	39,059
Bank of America, NA	PEN	3,129	USD	765	09/16/2021	(213)
Bank of America, NA	USD	1,393	CAD	1,750	09/15/2021	(5,361)
Bank of America, NA	USD	1,827	PEN	7,181	09/16/2021	(71,719)
Bank of America, NA	USD	10,739	RUB	801,874	09/30/2021	168,240
Barclays Bank PLC	IDR	12,885,185	USD	902	10/15/2021	(973)
Barclays Bank PLC	JPY	276,452	USD	2,522	09/15/2021	8,507
Barclays Bank PLC	INR	198,608	USD	2,713	10/08/2021	2,141
Barclays Bank PLC	PLN	8,933	USD	2,303	09/17/2021	(29,517)
Barclays Bank PLC	MYR	6,883	USD	1,669	09/23/2021	13,211
Barclays Bank PLC	EUR	3,303	USD	3,888	09/15/2021	(13,346)
Barclays Bank PLC	GBP	4,322	USD	5,924	09/15/2021	(18,041)
Barclays Bank PLC	CAD	2,274	USD	1,817	09/15/2021	15,252
Barclays Bank PLC	CHF	2,290	USD	2,505	09/15/2021	3,686
Barclays Bank PLC	USD	624	CAD	800	09/24/2021	9,591
Barclays Bank PLC	USD	6,239	CAD	7,906	09/15/2021	26,830
Barclays Bank PLC	USD	6,385	MYR	26,442	09/23/2021	(25,823)
Barclays Bank PLC	USD	1,279	MYR	5,326	09/23/2021	2,148
Barclays Bank PLC	USD	4,386	AUD	6,094	09/15/2021	73,041
Barclays Bank PLC	USD	7,282	NOK	64,108	09/15/2021	92,094
Barclays Bank PLC	USD	1,149	PHP	57,306	10/21/2021	1,208
Barclays Bank PLC	USD	1,588	HUF	483,379	09/17/2021	46,319
Barclays Bank PLC	USD	866	IDR	12,731,145	10/15/2021	25,930
BNP Paribas SA	HUF	1,704,390	USD	5,769	09/17/2021	4,748
Citibank, NA	COP	19,102,408	USD	4,981	09/16/2021	(83,862)
Citibank, NA	CLP	1,480,219	USD	1,910	09/16/2021	(2,066)
Citibank, NA	CLP	849,399	USD	1,126	09/16/2021	29,257
Citibank, NA	JPY	120,658	USD	1,102	11/17/2021	4,487
Citibank, NA	BRL	266	USD	52	09/02/2021	275
Citibank, NA	BRL	266	USD	50	10/04/2021	(699)
Citibank, NA	USD	51	BRL	266	09/02/2021	697
Citibank, NA	USD	1,648	JPY	180,492	11/17/2021	(6,713)
Citibank, NA	USD	10,629	INR	800,659	10/08/2021	301,394
Credit Suisse International	CNY	17,749	USD	2,732	09/16/2021	(13,566)
Credit Suisse International	USD	1,082	NZD	1,572	09/15/2021	25,492
Credit Suisse International	USD	1,113	CNY	7,192	09/16/2021	(757)
Credit Suisse International	USD	2,251	CZK	48,225	09/17/2021	(11,062)
Credit Suisse International	USD	3,411	JPY	374,596	09/15/2021	(5,621)
Deutsche Bank AG	JPY	111,968	USD	1,017	09/15/2021	(538)
Deutsche Bank AG	RUB	31,440	USD	421	09/30/2021	(6,447)
Deutsche Bank AG	SEK	14,744	USD	1,690	09/15/2021	(18,404)
Deutsche Bank AG	NOK	12,275	USD	1,379	09/15/2021	(32,661)
Deutsche Bank AG	AUD	6,525	USD	4,778	09/15/2021	4,977
Deutsche Bank AG	AUD	3,190	USD	2,318	09/15/2021	(15,545)
Deutsche Bank AG	CAD	2,158	USD	1,710	09/15/2021	(348)
Deutsche Bank AG	GBP	624	USD	857	09/15/2021	(786)
Deutsche Bank AG	USD	1,088	CHF	997	09/15/2021	1,275

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 73

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	1,241	EUR	1,059	09/15/2021	$9,786
Deutsche Bank AG	USD	1,547	GBP	1,124	09/15/2021	(1,233)
Deutsche Bank AG	USD	10,765	SEK	93,221	09/15/2021	38,768
Goldman Sachs Bank USA	RUB	368,706	USD	4,965	09/30/2021	(50,570)
Goldman Sachs Bank USA	NOK	40,332	USD	4,518	09/15/2021	(121,475)
Goldman Sachs Bank USA	BRL	16,266	USD	3,163	09/02/2021	16,820
Goldman Sachs Bank USA	SEK	6,586	USD	754	09/15/2021	(9,246)
Goldman Sachs Bank USA	EUR	8,858	USD	10,419	09/15/2021	(42,441)
Goldman Sachs Bank USA	AUD	2,271	USD	1,647	09/15/2021	(14,467)
Goldman Sachs Bank USA	CAD	1,283	USD	1,023	09/15/2021	5,730
Goldman Sachs Bank USA	USD	1,029	CHF	940	09/15/2021	(2,153)
Goldman Sachs Bank USA	USD	1,114	CAD	1,404	09/15/2021	(1,662)
Goldman Sachs Bank USA	USD	6,481	GBP	4,718	09/15/2021	5,459
Goldman Sachs Bank USA	USD	2,701	EUR	2,301	09/15/2021	16,294
Goldman Sachs Bank USA	USD	1,844	BRL	9,479	10/04/2021	(18,484)
Goldman Sachs Bank USA	USD	1,489	NOK	13,142	09/15/2021	22,890
Goldman Sachs Bank USA	USD	3,133	BRL	16,266	09/02/2021	12,875
Goldman Sachs Bank USA	USD	3,426	RUB	255,564	09/30/2021	50,788
Goldman Sachs Bank USA	USD	5,908	PHP	300,113	10/21/2021	117,703
Goldman Sachs Bank USA	USD	1,177	COP	4,438,879	09/16/2021	(554)
Morgan Stanley Capital Services, Inc.	BRL	16,266	USD	3,104	09/02/2021	(41,543)
Morgan Stanley Capital Services, Inc.	PEN	15,906	USD	3,998	09/16/2021	110,027
Morgan Stanley Capital Services, Inc.	EUR	2,998	USD	3,562	11/08/2021	18,224
Morgan Stanley Capital Services, Inc.	AUD	706	USD	509	11/09/2021	(7,240)
Morgan Stanley Capital Services, Inc.	USD	1,352	CAD	1,705	09/24/2021	(873)
Morgan Stanley Capital Services, Inc.	USD	3,000	MYR	12,377	09/23/2021	(23,097)
Morgan Stanley Capital Services, Inc.	USD	10	CLP	7,371	09/16/2021	(211)
Morgan Stanley Capital Services, Inc.	USD	936	ZAR	13,890	09/16/2021	18,315
Morgan Stanley Capital Services, Inc.	USD	3,091	BRL	16,266	10/04/2021	41,639
Morgan Stanley Capital Services, Inc.	USD	3,163	BRL	16,266	09/02/2021	(16,820)
Natwest Markets PLC	COP	85,440	USD	22	09/16/2021	(564)
Natwest Markets PLC	ZAR	58,761	USD	4,224	09/16/2021	186,540
Natwest Markets PLC	MYR	17,248	USD	4,166	09/23/2021	18,051
Natwest Markets PLC	BRL	266	USD	51	09/02/2021	(170)
Natwest Markets PLC	USD	52	BRL	266	09/02/2021	(275)
Standard Chartered Bank	KRW	4,149,983	USD	3,615	10/28/2021	35,579
Standard Chartered Bank	JPY	572,882	USD	5,251	09/15/2021	42,853
Standard Chartered Bank	TWD	151,159	USD	5,424	10/21/2021	(65,278)
Standard Chartered Bank	NOK	8,193	USD	927	09/15/2021	(15,591)
Standard Chartered Bank	CHF	3,188	USD	3,500	09/15/2021	17,523
Standard Chartered Bank	GBP	2,972	USD	4,115	09/15/2021	28,875
Standard Chartered Bank	USD	10,372	EUR	8,801	09/15/2021	22,457

74 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	USD	3,122	PHP	157,477	10/21/2021	$39,419
State Street Bank & Trust Co.	THB	218,781	USD	6,682	10/07/2021	(104,840)
State Street Bank & Trust Co.	MXN	9,993	USD	488	10/28/2021	(6,151)
State Street Bank & Trust Co.	CAD	6,038	USD	4,828	09/24/2021	41,969
State Street Bank & Trust Co.	CHF	1,096	USD	1,215	10/28/2021	16,282
State Street Bank & Trust Co.	EUR	515	USD	606	11/08/2021	(2,150)
State Street Bank & Trust Co.	EUR	270	USD	320	11/08/2021	489
State Street Bank & Trust Co.	GBP	104	USD	143	11/10/2021	(328)
State Street Bank & Trust Co.	EUR	59	USD	70	09/15/2021	(51)
State Street Bank & Trust Co.	EUR	1	USD	1	11/08/2021	– 0	–
State Street Bank & Trust Co.	USD	610	EUR	521	11/08/2021	5,970
State Street Bank & Trust Co.	USD	1,077	EUR	907	11/08/2021	(4,474)
State Street Bank & Trust Co.	USD	320	CAD	399	09/24/2021	(4,091)
UBS AG	USD	1,066	CZK	22,956	09/17/2021	412
UBS AG	USD	2,099	MXN	43,032	10/28/2021	27,199

$920,315

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	10,300	02/09/2023	3 Month LIBOR	0.200%	Quarterly/Semi-Annual	$(280)	$	– 0	–	$(280)
CNY	36,260	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	41,867		– 0	–	41,867
CNY	107,914	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	153,098		– 0	–	153,098
CNY	109,516	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	168,165		– 0	–	168,165
USD	2,070	02/09/2031	1.226%	3 Month LIBOR	Semi-Annual /Quarterly	10,025		– 0	–	10,025
SEK	110	06/09/2031	0.819%	3 Month STIBOR	Annual/Quarterly	(290)		– 0	–	(290)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 75

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
SEK	18,810	07/12/2031	0.618%	3 Month STIBOR	Annual/Quarterly	$(3,849)	$3		$(3,852)
NZD	3,140	07/12/2031	3 Month BKBM	1.695%	Quarterly/Semi-Annual	(48,137)	– 0	–	(48,137)
SEK	21,140	07/26/2031	0.593%	3 Month STIBOR	Annual/Quarterly	2,579	9		2,570
NZD	2,200	07/26/2031	3 Month BKBM	1.774%	Quarterly/Semi-Annual	(24,271)	– 0	–	(24,271)
CHF	1,300	07/26/2031	6 Month LIBOR	(0.125)%	Semi-Annual/ Annual	(2,450)	(5)		(2,445)
SEK	13,200	08/13/2031	0.576%	3 Month STIBOR	Annual/Quarterly	5,029	– 0	–	5,029
NOK	12,500	08/13/2031	6 Month NIBOR	1.530%	Semi-Annual/ Annual	(1,655)	– 0	–	(1,655)
CHF	2,140	08/13/2031	6 Month LIBOR	(0.142)%	Semi-Annual/ Annual	(9,321)	– 0	–	(9,321)
SEK	6,810	08/30/2031	0.615%	3 Month STIBOR	Annual/Quarterly	(45)	(3)		(42)

						$290,465	$(4)		$290,461

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD 10,100	01/14/2026	2.236%	CPI#	Maturity	$513,681	$	– 0	–	$513,681

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00%	Quarterly	2.42%	USD	1,014	$103,709	$14,656	$89,053
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.76	USD	8,215	887,129	718,116	169,013

76 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Federative Republic of Brazil 4.250%, 01/07/2025, 06/20/2026*	1.00%	Quarterly	1.74%	USD	2,923	$(94,684)	$(136,998)	$42,314
iTraxxx Xover Series 35, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.28	EUR	3,890	606,600	470,325	136,275
Republic of South Africa, 5.875%, 09/16/2025, 06/20/2026*	1.00	Quarterly	1.85	USD	297	(11,113)	(17,088)	5,975

Buy Contracts
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	(5.00)	Quarterly	2.76	USD	13,540	$(1,463,432)	$(1,202,690)	$(260,742)

						$28,209	$(153,679)	$181,888

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	10.00%	USD	836	$368,641	$266,462	$102,179
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)	Monthly	10.00	USD	950	259,461	156,598	102,863

Sale Contracts
Citigroup Global Markets, Inc
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	25	(11,081)	(12,193)	1,112
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	1,589	(700,947)	(267,988)	(432,959)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 77

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	4,472	$(1,221,378)	$(424,975)	$(796,403)
Deutsche Bank AG
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	2,415	(1,065,437)	(416,025)	(649,412)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.08	USD	50	4,940	1,486	3,454
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	5	(2,131)	(2,342)	211
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	5	(2,131)	(2,342)	211
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	10	(4,262)	(4,584)	322
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	30	(13,212)	(13,409)	197
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	30	(13,212)	(12,394)	(818)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	29	(12,785)	(11,924)	(861)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	31	(13,638)	(12,644)	(994)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	32	(14,064)	(12,962)	(1,102)

						$(2,441,236)	$(769,236)	$(1,672,000)

*	Termination date

78 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	LIBOR Plus 0.001%	Maturity	USD	109,848	11/01/2021	$(63,413)
BNP Paribas SA
BNPABPLA	LIBOR Plus 0.20%	Quarterly	USD	1,392	03/15/2022	11,382
Citibank, NA
CGABROEE	LIBOR Plus 0.20%	Quarterly	USD	3,055	03/15/2022	56,229
Goldman Sachs International
Arrow Global Group PLC	LIBOR Plus 0.35%	Monthly	GBP	305	01/05/2023	454
Arrow Global Group PLC	LIBOR Plus 0.35%	Monthly	GBP	241	01/05/2023	350
Arrow Global Group PLC	LIBOR Plus 0.35%	Monthly	GBP	104	01/05/2023	156
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	3 Month EURIBOR	Maturity	EUR	518	09/20/2021	10,014
Russell 2000 Total Return Index	LIBOR Plus 0.06%	Quarterly	USD	8,487	06/15/2022	(160,388)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	290	01/05/2023	3,668
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	347	01/05/2023	2,566
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	179	01/05/2023	1,915
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	176	01/05/2023	1,556
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	72	01/05/2023	908
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	39	01/05/2023	775
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	79	01/05/2023	703
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	54	01/05/2023	652
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	44	01/05/2023	541
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	30	01/05/2023	359
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	20	01/05/2023	147
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	21	01/05/2023	38
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	7	01/05/2023	(21)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 79

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	25	01/05/2023	$(7)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	340	01/05/2023	(102)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	213	01/05/2023	(291)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	366	01/05/2023	(1,642)
JPMorgan Chase Bank, NA
JPABJVAL(1)	LIBOR Plus 0.18%	Quarterly	JPY	97,508	07/15/2022	(7,911)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	76	08/12/2022	2,655
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	63	08/12/2022	1,256
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	0	***	08/12/2022	– 0	–
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	1	08/12/2022	(1)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	0	***	08/12/2022	(2)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	13	08/12/2022	(51)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	101	08/12/2022	(417)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	80	08/12/2022	(1,181)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	166	08/12/2022	(1,280)
Sumo Group PLC	LIBOR Plus 0.40%	Annual	GBP	88	08/12/2022	(2,112)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	252	08/12/2022	(2,493)
Morgan Stanley Capital Services LLC
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	92	01/27/2022	1,750
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	257	01/27/2022	1,401
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	88	01/27/2022	802
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	158	01/27/2022	415
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	102	01/27/2022	271
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	14	01/27/2022	220
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	47	01/27/2022	51
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	126	01/27/2022	(400)

80 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Bloomberg Commodity Index	0.12%	Quarterly	USD	48,955	09/15/2021	$1,552,080
Gamesys Group PLC	LIBOR Plus 0.50%	Monthly	GBP	94	01/27/2022	169
Gamesys Group PLC	LIBOR Plus 0.50%	Monthly	GBP	91	01/27/2022	164
IBOVESPA Futures	0.00%	Monthly	BRL	4,292	10/13/2021	16,829
IBOVESPA Futures	0.00%	Monthly	BRL	3,338	10/13/2021	(6,138)
KOSPI 200 Futures	0.00%	Monthly	KRW	1,258,500	09/09/2021	13,811
KOSPI 200 Futures	0.00%	Monthly	KRW	734,125	09/09/2021	(11,230)
KOSPI 200 Futures	0.00%	Monthly	KRW	943,875	09/09/2021	(27,612)
KOSPI 200 Futures	0.00%	Monthly	KRW	839,000	09/09/2021	(27,820)
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	205	01/27/2022	36,517
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	189	01/27/2022	35,382
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	185	01/27/2022	29,763
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	186	01/27/2022	29,758
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	181	01/27/2022	28,971
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	110	01/27/2022	20,785
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	90	01/27/2022	15,256
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	86	01/27/2022	13,993
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	81	01/27/2022	13,287
Swiss Market Index Futures	0.00%	Monthly	CHF	497	09/17/2021	20,014
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	46	01/27/2022	10,270
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	83	01/27/2022	(2,434)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	84	01/27/2022	(2,654)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	87	01/27/2022	(2,973)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	85	01/27/2022	(3,107)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	83	01/27/2022	(3,210)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	80	01/27/2022	(3,825)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Annual	GBP	80	01/27/2022	(4,055)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	106	01/27/2022	(4,333)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	71	01/27/2022	(5,049)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 81

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	94	01/27/2022	$(6,129)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	162	01/27/2022	(6,537)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	162	01/27/2022	(6,993)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	151	01/27/2022	(9,446)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	152	01/27/2022	(10,463)

Pay Total Return on Reference Obligation
Goldman Sachs International
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	3	07/15/2025	(69)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	7	07/15/2025	(848)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	12	07/15/2025	(1,638)
BancorpSouth Bank	LIBOR Minus 0.29%	Monthly	USD	29	07/15/2025	(3,901)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	219	07/15/2025	(5,629)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	294	07/15/2025	(8,024)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	66	07/15/2025	(8,033)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	104	07/15/2025	(13,973)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	147	07/15/2025	(15,421)
BancorpSouth Bank	LIBOR Minus 0.29%	Monthly	USD	161	07/15/2025	(17,460)
BancorpSouth Bank	LIBOR Minus 0.29%	Monthly	USD	207	07/15/2025	(29,914)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	100	07/15/2025	(4,248)
Canadian National Railway Co.	LIBOR Minus 0.20%	Monthly	USD	104	07/15/2025	(10,337)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	183	07/15/2025	(11,289)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	205	07/15/2025	(17,892)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	205	07/15/2025	(21,875)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	256	07/15/2025	(32,913)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	307	07/15/2025	(33,299)
GSABHVIP	LIBOR	Quarterly	USD	1,111	09/15/2022	292
II-VI, Inc.	LIBOR Minus 0.31%	Monthly	USD	218	01/05/2023	18,623
II-VI, Inc.	LIBOR Minus 0.30%	Monthly	USD	218	01/05/2023	16,150

82 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
II-VI, Inc.	LIBOR Minus 0.31%	Monthly	USD	217		01/05/2023	$10,573
Independent Bank Corp.	LIBOR Minus 0.27%	Monthly	USD	188		01/05/2023	14,667
Independent Bank Corp.	LIBOR Minus 0.27%	Monthly	USD	103		01/05/2023	6,633
Independent Bank Corp.	LIBOR Minus 0.07%	Monthly	USD	20		01/05/2023	1,440
Independent Bank Corp.	LIBOR Minus 0.27%	Monthly	USD	14		01/05/2023	1,103
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	50		01/05/2023	799
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	11		01/05/2023	731
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	4		01/05/2023	403
Independent Bank Corp.	LIBOR Minus 0.06%	Monthly	USD	4		01/05/2023	220
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	3		01/05/2023	83
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	5		01/05/2023	47
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	244		07/15/2025	6,570
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	79		07/15/2025	5,359
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	37		07/15/2025	2,279
Independent Bank Corp.	LIBOR Minus 0.09%	Monthly	USD	91		07/15/2025	2,237
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	16		07/15/2025	1,049
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	10		07/15/2025	435
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	6		07/15/2025	386
Independent Bank Corp.	LIBOR Minus 0.06%	Monthly	USD	13		07/15/2025	309
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	4		07/15/2025	212
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	8		07/15/2025	138
Independent Bank Corp.	LIBOR Minus 0.06%	Monthly	USD	32		07/15/2025	106
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	2		07/15/2025	62
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	4		07/15/2025	57
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	0	***	07/15/2025	3
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	6		07/15/2025	(52)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 83

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Independent Bank Corp.	LIBOR Minus 0.26%	Monthly	USD	8		07/15/2025	$(52)
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	14		07/15/2025	(239)
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	46		07/15/2025	(452)
M&T Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	162		01/05/2023	28,474
M&T Bank Corp.	LIBOR Minus 0.07%	Monthly	USD	204		01/05/2023	25,394
M&T Bank Corp.	LIBOR Minus 0.28%	Monthly	USD	140		01/05/2023	17,234
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	209		01/05/2023	14,102
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	83		01/05/2023	8,999
M&T Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	48		01/05/2023	6,866
M&T Bank Corp.	LIBOR Minus 0.28%	Monthly	USD	56		01/05/2023	6,732
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	44		01/05/2023	4,550
M&T Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	28		01/05/2023	4,508
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	25		01/05/2023	2,657
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	16		01/05/2023	1,841
M&T Bank Corp.	LIBOR Minus 0.07%	Monthly	USD	16		01/05/2023	1,701
M&T Bank Corp.	LIBOR Minus 0.05%	Monthly	USD	8		01/05/2023	1,136
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	8		01/05/2023	939
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	5		01/05/2023	749
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	0	***	01/05/2023	46
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	78		07/15/2025	10,929
M&T Bank Corp.	LIBOR Minus 0.27%	Monthly	USD	55		07/15/2025	8,700
M&T Bank Corp.	LIBOR Minus 0.26%	Monthly	USD	2		07/15/2025	315
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	485		01/05/2023	6,773
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	214		01/05/2023	3,868
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	463		01/05/2023	3,600
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	20		01/05/2023	(503)

84 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
New York Community Bancorp, Inc.	LIBOR Minus 0.07%	Monthly	USD	139	01/05/2023	$(1,903)
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	154	01/05/2023	(5,594)
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	359	01/05/2023	(5,786)
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	318	01/05/2023	(6,403)
New York Community Bancorp, Inc.	LIBOR Minus 0.29%	Monthly	USD	136	01/05/2023	(10,989)
New York Community Bancorp, Inc.	LIBOR Minus 0.29%	Monthly	USD	238	01/05/2023	(20,044)
New York Community Bancorp, Inc.	LIBOR Minus 0.29%	Monthly	USD	258	01/05/2023	(23,159)
New York Community Bancorp, Inc.	LIBOR Minus 0.09%	Monthly	USD	52	07/15/2025	(5,327)
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	223	07/15/2025	(8,764)
JPMorgan Chase Bank, NA
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	3	08/12/2022	(150)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	8	08/12/2022	(466)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	9	08/12/2022	(1,079)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	19	08/12/2022	(1,254)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	12	08/12/2022	(1,409)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	28	08/12/2022	(1,546)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	13	08/12/2022	(1,729)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	20	08/12/2022	(3,047)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	57	08/12/2022	(3,344)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	87	08/12/2022	(3,460)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	51	08/12/2022	(3,914)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	83	08/12/2022	(4,369)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	54	08/12/2022	(4,394)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	34	08/12/2022	(4,666)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	93	08/12/2022	(4,680)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	28	08/12/2022	(4,719)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 85

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	42	08/12/2022	$(5,359)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	111	08/12/2022	(5,705)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	113	08/12/2022	(6,656)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	180	08/12/2022	(6,751)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	118	08/12/2022	(7,138)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	152	08/12/2022	(7,652)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	108	08/12/2022	(7,697)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	9	08/12/2022	(456)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	172	08/12/2022	(8,688)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	121	08/12/2022	(9,050)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	76	08/12/2022	(9,207)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	72	08/12/2022	(9,364)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	165	08/12/2022	(9,612)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	75	08/12/2022	(9,725)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	145	08/12/2022	(10,005)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	77	08/12/2022	(10,372)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	166	08/12/2022	(10,574)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	74	08/12/2022	(11,416)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	181	08/12/2022	(13,360)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	103	08/12/2022	(17,948)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	230	08/12/2022	(29,873)
JPQABHYS	LIBOR Minus 0.14%	Quarterly	USD	410	06/15/2022	(10,093)
MKS Instruments Inc.	LIBOR Minus 0.31%	Monthly	USD	151	08/12/2022	24,224
MKS Instruments Inc.	LIBOR Minus 0.31%	Monthly	USD	151	08/12/2022	23,711
MKS Instruments Inc.	LIBOR Minus 0.31%	Monthly	USD	62	08/12/2022	6,932
MKS Instruments Inc.	LIBOR Minus 0.31%	Monthly	USD	49	08/12/2022	6,854

86 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
MKS Instruments Inc.	LIBOR Minus 0.31%	Monthly	USD	46	08/12/2022	$5,472
MKS Instruments Inc.	LIBOR Minus 0.31%	Monthly	USD	37	08/12/2022	4,289
MKS Instruments Inc.	LIBOR Minus 0.31%	Monthly	USD	35	08/12/2022	4,195
MKS Instruments Inc.	LIBOR Minus 0.30%	Monthly	USD	94	08/12/2022	3,839
MKS Instruments Inc.	LIBOR Minus 0.31%	Monthly	USD	29	08/12/2022	2,425
MKS Instruments Inc.	LIBOR Minus 0.31%	Monthly	USD	13	08/12/2022	1,706
MKS Instruments Inc.	LIBOR Minus 0.30%	Monthly	USD	7	08/12/2022	469
Realty Income Corp.	LIBOR Minus 0.28%	Monthly	USD	13	08/12/2022	(932)
Realty Income Corp.	LIBOR Minus 0.32%	Monthly	USD	64	08/12/2022	(2,777)
Realty Income Corp.	LIBOR Minus 0.31%	Monthly	USD	81	08/12/2022	(3,418)
Realty Income Corp.	LIBOR Minus 0.31%	Monthly	USD	123	08/12/2022	(6,936)
Realty Income Corp.	LIBOR Minus 0.28%	Monthly	USD	137	08/12/2022	(9,478)
Realty Income Corp.	LIBOR Minus 0.32%	Monthly	USD	187	08/12/2022	(10,528)
Realty Income Corp.	LIBOR Minus 0.30%	Monthly	USD	193	08/12/2022	(12,123)
Realty Income Corp.	LIBOR Minus 0.30%	Monthly	USD	222	08/12/2022	(13,675)
Realty Income Corp.	LIBOR Minus 0.31%	Monthly	USD	477	08/12/2022	(15,997)
Realty Income Corp.	LIBOR Minus 0.31%	Monthly	USD	502	08/12/2022	(20,751)
Realty Income Corp.	LIBOR Minus 0.28%	Monthly	USD	341	08/12/2022	(21,617)
Realty Income Corp.	LIBOR Minus 0.31%	Monthly	USD	734	08/12/2022	(40,025)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	21	08/12/2022	(5,273)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	40	08/12/2022	(9,454)
S&P Global Inc.	LIBOR Minus 0.31%	Monthly	USD	120	08/12/2022	(30,860)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	194	08/12/2022	(46,896)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	205	08/12/2022	(54,704)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	237	08/12/2022	(62,060)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	252	08/12/2022	(62,455)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 87

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	252		08/12/2022	$(63,384)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	246		08/12/2022	(64,759)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	266		08/12/2022	(65,362)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	282		08/12/2022	(75,994)
S&P Global Inc.	LIBOR Minus 0.31%	Monthly	USD	494		08/12/2022	(125,873)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	559		08/12/2022	(156,133)
United Community Banks, Inc.	LIBOR Minus 0.31%	Monthly	USD	44		08/12/2022	679
United Community Banks, Inc.	LIBOR Minus 0.30%	Monthly	USD	69		08/12/2022	367
United Community Banks, Inc.	LIBOR Minus 0.30%	Monthly	USD	0	***	08/12/2022	1
United Community Banks, Inc.	LIBOR Minus 0.29%	Monthly	USD	2		08/12/2022	(43)
United Community Banks, Inc.	LIBOR Minus 0.31%	Monthly	USD	2		08/12/2022	(68)
United Community Banks, Inc.	LIBOR Minus 0.31%	Monthly	USD	39		08/12/2022	(2,071)
United Community Banks, Inc.	LIBOR Minus 0.31%	Monthly	USD	152		08/12/2022	(3,364)
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	459		08/12/2022	11,714
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	146		08/12/2022	5,861
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	120		08/12/2022	3,071
Ventas, Inc.	LIBOR Minus 0.29%	Monthly	USD	178		08/12/2022	2,963
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	24		08/12/2022	1,319
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	34		08/12/2022	703
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	20		08/12/2022	480
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	7		08/12/2022	407
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	4		08/12/2022	176
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	4		08/12/2022	76
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	1		08/12/2022	29
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	485		08/12/2022	121,327

88 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	419	08/12/2022	$91,393
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	387	08/12/2022	87,853
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	282	08/12/2022	66,891
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	197	08/12/2022	40,885
Zoom Video Communications, Inc.	LIBOR Minus 0.30%	Monthly	USD	114	08/12/2022	30,117
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	563	08/12/2022	1,297
Morgan Stanley Capital Services LLC
Advanced Micro Devices, Inc.	LIBOR Minus 0.29%	Annual	USD	483	01/27/2022	(83,173)
Advanced Micro Devices, Inc.	LIBOR Minus 0.08%	Monthly	USD	304	01/27/2022	(85,860)
Advanced Micro Devices, Inc.	LIBOR Minus 0.08%	Monthly	USD	963	01/27/2022	(244,255)
Apollo Global Management Inc.	LIBOR Minus 0.29%	Monthly	USD	137	01/27/2022	5,085
Apollo Global Management Inc.	LIBOR Minus 0.29%	Monthly	USD	87	01/27/2022	2,237
Apollo Global Management Inc.	LIBOR Minus 0.56%	Monthly	USD	1	01/27/2022	(41)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	2	01/27/2022	(94)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	2	01/27/2022	(196)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	8	01/27/2022	(695)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	9	01/27/2022	(1,216)
Apollo Global Management Inc.	LIBOR Minus 0.31%	Monthly	USD	7	01/27/2022	(1,273)
Apollo Global Management Inc.	LIBOR Minus 0.31%	Monthly	USD	7	01/27/2022	(1,325)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	7	01/27/2022	(1,366)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	12	01/27/2022	(2,117)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	30	01/27/2022	(2,198)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	105	01/27/2022	(3,504)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 89

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	61	01/27/2022	$(4,383)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	121	01/27/2022	(4,852)
Apollo Global Management Inc.	LIBOR Minus 0.28%	Monthly	USD	64	01/27/2022	(5,273)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	182	01/27/2022	(6,645)
Apollo Global Management Inc.	LIBOR Minus 0.27%	Monthly	USD	100	01/27/2022	(7,550)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	43	01/27/2022	(9,084)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	181	01/27/2022	(9,646)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	114	01/27/2022	(10,216)
Apollo Global Management Inc.	LIBOR Minus 0.27%	Monthly	USD	220	01/27/2022	(11,560)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	201	01/27/2022	(14,980)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	243	01/27/2022	(19,710)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	159	01/27/2022	(35,320)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	245	01/27/2022	(47,370)
Apollo Global Management Inc.	LIBOR Minus 0.30%	Monthly	USD	473	01/27/2022	(63,240)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	142	01/27/2022	1,542
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	65	01/27/2022	994
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	14	01/27/2022	212
Citizens Financial Group, Inc.	LIBOR Minus 0.29%	Monthly	USD	1	01/27/2022	13
Citizens Financial Group, Inc.	LIBOR Minus 0.29%	Monthly	USD	1	01/27/2022	(1)
Citizens Financial Group, Inc.	LIBOR Minus 0.30%	Monthly	USD	4	01/27/2022	(123)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	11	01/27/2022	(153)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	88	01/27/2022	(171)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	101	01/27/2022	(221)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	26	01/27/2022	(344)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	18	01/27/2022	(580)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	52	01/27/2022	(959)

90 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	130	01/27/2022	$(1,538)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	109	01/27/2022	(4,161)
DraftKings Inc.	LIBOR Minus 0.28%	Monthly	USD	53	01/27/2022	(6,054)
DraftKings Inc.	LIBOR Minus 0.28%	Monthly	USD	182	01/27/2022	(19,809)
DraftKings Inc.	LIBOR Minus 0.28%	Monthly	USD	345	01/27/2022	(45,673)
MSABHOWN	LIBOR Minus 0.30%	Quarterly	USD	582	06/15/2022	(26,516)
NortonLifeLock Inc.	LIBOR Minus 0.30%	Monthly	USD	6	01/27/2022	10
NortonLifeLock Inc.	LIBOR Minus 0.28%	Monthly	USD	2	01/27/2022	(38)
NortonLifeLock Inc.	LIBOR Minus 0.28%	Monthly	USD	12	01/27/2022	(92)
NortonLifeLock Inc.	LIBOR Minus 0.28%	Monthly	USD	14	01/27/2022	(292)
NortonLifeLock Inc.	LIBOR Minus 0.28%	Monthly	USD	12	01/27/2022	(360)
NortonLifeLock Inc.	LIBOR Minus 0.28%	Monthly	USD	17	01/27/2022	(466)
NortonLifeLock Inc.	LIBOR Minus 0.28%	Monthly	USD	21	01/27/2022	(651)
NortonLifeLock Inc.	LIBOR Minus 0.28%	Monthly	USD	35	01/27/2022	(1,872)
Penn National Gaming, Inc.	LIBOR Minus 0.29%	Monthly	USD	56	01/27/2022	1,468
Penn National Gaming, Inc.	LIBOR Minus 0.30%	Monthly	USD	0	***	01/27/2022	– 0	–
Penn National Gaming, Inc.	LIBOR Minus 0.29%	Monthly	USD	1	01/27/2022	(195)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	2	01/27/2022	(234)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	4	01/27/2022	(544)
Penn National Gaming, Inc.	LIBOR Minus 0.29%	Monthly	USD	4	01/27/2022	(692)
Penn National Gaming, Inc.	LIBOR Minus 0.29%	Monthly	USD	26	01/27/2022	(1,578)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	48	01/27/2022	(5,772)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	63	01/27/2022	(11,318)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	57	01/27/2022	(11,599)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	90	01/27/2022	(17,476)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	204	01/27/2022	(31,039)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 91

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Penn National Gaming, Inc.	LIBOR Minus 0.08%	Monthly	USD	457	01/27/2022	$(48,191)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	1	01/27/2022	(63)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	1	01/27/2022	(89)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	6	01/27/2022	(578)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	8	01/27/2022	(669)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	7	01/27/2022	(755)
Performance Food Group Co.	LIBOR Minus 0.30%	Monthly	USD	29	01/27/2022	(1,086)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	14	01/27/2022	(1,148)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	16	01/27/2022	(1,648)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	16	01/27/2022	(2,115)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	19	01/27/2022	(2,173)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	36	01/27/2022	(2,810)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	37	01/27/2022	(2,921)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	40	01/27/2022	(3,309)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	37	01/27/2022	(3,424)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	32	01/27/2022	(4,192)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	32	01/27/2022	(4,567)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	51	01/27/2022	(4,575)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	43	01/27/2022	(5,084)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	73	01/27/2022	(5,713)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	98	01/27/2022	(9,307)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	89	01/27/2022	(9,420)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	130	01/27/2022	(12,284)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	336	01/27/2022	(36,038)
RTS Futures	0.00%	Monthly	USD	494	09/16/2021	(17,233)
RTS Futures	0.00%	Monthly	USD	819	09/16/2021	(36,162)
RTS Futures	0.00%	Monthly	USD	933	09/16/2021	(57,104)

92 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	285	01/27/2022	$9,549
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	71	01/27/2022	2,561
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	17	01/27/2022	615
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	13	01/27/2022	550
South State Corp.	LIBOR Minus 0.30%	Monthly	USD	21	01/27/2022	535
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	17	01/27/2022	347
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	4	01/27/2022	224
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	6	01/27/2022	194
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	6	01/27/2022	167
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	2	01/27/2022	67
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	6	01/27/2022	54
South State Corp.	LIBOR Minus 0.27%	Monthly	USD	19	01/27/2022	51
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	1	01/27/2022	18
South State Corp.	LIBOR Minus 0.28%	Monthly		USD 2	01/27/2022	(6)
South State Corp.	LIBOR Minus 0.29%	Monthly	USD	182	01/27/2022	(260)
VICI Properties Inc.	LIBOR Minus 0.28%	Monthly	USD	20	01/27/2022	(419)

						$(333,113)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
Nikkei 225 Index 11/12/2021*	23.55%	Maturity	JPY	72,763	$(121,171)	$	– 0	–	$(121,171)
UBS AG
FTSE 100 Index 11/19/2021*	21.60	Maturity	GBP	943	(149,571)		– 0	–	(149,571)
S&P/ASX 200 Index 11/18/2021*	19.40	Maturity	AUD	829	(116,438)		– 0	–	(116,438)
USD/JPY 09/30/2021*	7.85	Maturity	USD	738	(228,480)		– 0	–	(228,480)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 93

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citibank, NA
Nasdaq 100 Stock Index 09/17/2021*	22.90%	Maturity	USD	752	$416,961	$	– 0	–	$416,961
Russell 2000 Index 09/17/2021*	29.25	Maturity	USD	801	367,931		– 0	–	367,931
S&P 500 Index 09/17/2021*	19.00	Maturity	USD	359	202,486		– 0	–	202,486
Goldman Sachs Bank USA
USD/JPY 09/30/2021*	7.20	Maturity	USD	590	147,564		– 0	–	147,564

					$519,282	$	– 0	–	$519,282

*	Termination date

**	Principal amount less than 500.

***	Notional amount less than 500.

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At August 31, 2021, the aggregate market value of these securities amounted to $57,509,739 or 8.3% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	04/26/2017	$192,579	$458	0.00%

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of August 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Carlson Travel, Inc. 11.50%, 12/15/2026	12/15/2020	$193,935		$98,467		0.01%
Diamond Offshore Drilling, Inc.	04/26/2021	56,839		18,215		0.00%
Digicel Group Holdings Ltd. 7.00%, 09/16/2021	06/19/2020	1,093		6,724		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/26/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	17,967		– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	04/26/2017	26,181		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	04/26/2017	23,262		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	04/26/2017	15		– 0	–	0.00%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	12,000		12,350		0.00%

94 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Tonon Luxembourg SA 6.50%, 10/31/2024	04/26/2017	$2,770	$52	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	04/26/2017	33,434	4,338	0.00%

(h)	Convertible security.

(i)	Defaulted matured security.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2021.

(k)	Defaulted.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(n)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(o)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(p)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2021.

(q)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at August 31, 2021.

(r)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(s)	Affiliated investments.

(t)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 95

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

BIST – Borsa Istanbul Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

ICE – Intercontinental Exchange

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

RTS – Russian Trading System

SGX – Singapore Exchange

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WIG – Warszawski Indeks Gieldowy

(1)	The following table represents the 50 largest equity basket holdings underlying the total return swap in JPABJVAL as of August 31, 2021.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Nippon Yusen KK	406	JPY	3,598,670	3.7%
SoftBank Group Corp.	536		3,311,241	3.4%
Sumitomo Mitsui Financial Group	820		3,116,778	3.2%
Nintendo Co., Ltd.	58		3,062,909	3.1%
Toyota Motor Corp.	275		2,638,572	2.7%
Japan Tobacco, Inc.	1,186		2,528,491	2.6%
Otsuka Holdings Co., Ltd.	530		2,482,251	2.5%
Central Japan Railway Co.	150		2,424,065	2.5%
Hoya Corp.	131		2,323,127	2.4%
NEC Corp.	398		2,298,841	2.4%
Nitto Denko Corp.	272		2,274,998	2.3%
Z Holdings Corp.	3,120		2,236,784	2.3%
Takeda Pharmaceutical Co., Ltd.	607		2,233,465	2.3%
Trend Micro, Inc./Japan	369		2,227,105	2.3%
Toyo Suisan Kaisha, Ltd.	484		2,202,559	2.3%
McDonald’s Holdings Co./Japan	417		2,187,675	2.2%
Subaru Corp.	1,050		2,138,617	2.2%
Lida Group Holdings Co., Ltd.	764		2,134,901	2.2%
SBI Holdings, Inc./Japan	794		2,120,564	2.2%
Nabtesco Corp.	484		2,111,043	2.2%
Marubeni Corp.	2,357		2,064,134	2.1%
Brother Industries, Ltd.	913		2,060,481	2.1%
NGK Insulators, Ltd.	1,126		2,054,837	2.1%
TDK Corp.	174		2,016,805	2.1%
Daito Trust Construction Co., Ltd.	166		2,008,312	2.1%
T&D Holdings, Inc.	1,492		1,991,515	2.0%
Lion Corp.	1,049		1,964,453	2.0%
Mitsubishi Heavy Industries, Ltd.	675		1,962,349	2.0%
Taisei Corp.	567		1,953,447	2.0%
Pan Pacific International Holdings	904		1,895,907	1.9%
Nomura Real Estate Holdings, Inc.	673		1,895,176	1.9%

96 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
ZOZO, Inc.	450	JPY 1,888,220	1.9%
Aisin Corp.	447	1,879,670	1.9%
Tokyo Electric Power Co. Holdings	6,289	1,817,527	1.9%
Kobe Bussan Co., Ltd.	368	1,576,005	1.6%
Astellas Pharma, Inc.	808	1,500,940	1.5%
Murata Manufacturing Co., Ltd.	142	1,291,693	1.3%
Shionogi & Co., Ltd.	175	1,217,245	1.2%
Sony Group Corp.	105	1,197,574	1.2%
Honda Motor Co., Ltd.	233	778,649	0.8%
Makita Corp.	118	742,968	0.8%
TOPPAN, Inc.	386	729,132	0.7%
Tokyo Electron, Ltd.	15	710,719	0.7%
AGC, Inc.	130	689,401	0.7%
Tobu Railway Co., Ltd.	225	646,370	0.7%
Dai-ichi Life Holdings, Inc.	275	596,815	0.6%
United Urban Investment Corp.	4	588,764	0.6%
Yamada Holdings Co., Ltd.	1,219	576,748	0.6%
Keyence Corp.	9	575,593	0.6%
Kansai Paint Co., Ltd.	178	507,080	0.5%
Other Long	2,461	6,472,778	6.6%

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 97

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

August 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $474,107,527)	$568,523,465	(a)
Affiliated issuers (cost $110,968,085—including investment of cash collateral for securities loaned of $5,299,383)	110,968,085
Cash	2,187,889
Cash collateral due from broker	18,412,576
Foreign currencies, at value (cost $4,535,985)	4,531,697
Unrealized appreciation on total return swaps	2,767,580
Unrealized appreciation on forward currency exchange contracts	1,884,884
Unaffiliated interest and dividends receivable	1,842,652
Unrealized appreciation on variance swaps	1,134,942
Receivable for investment securities sold and foreign currency transactions	987,360
Market value on credit default swaps (net premiums paid $424,546)	633,042
Unrealized appreciation on inflation swaps	513,681
Receivable for variation margin on centrally cleared swaps	28,239
Receivable for shares of beneficial interest sold	19,617
Receivable for terminated total return swaps	3,831
Affiliated dividends receivable	687

Total assets	714,440,227

Liabilities
Payable for collateral received on securities loaned	5,299,383
Unrealized depreciation on total return swaps	3,100,693
Market value on credit default swaps (net premiums received $1,193,782)	3,074,278
Cash collateral due to broker	3,040,000
Payable for investment securities purchased and foreign currency transactions	2,133,287
Unrealized depreciation on forward currency exchange contracts	964,569
Payable for terminated total return swaps	904,009
Unrealized depreciation on variance swaps	615,660
Payable for shares of beneficial interest redeemed	525,710
Payable for variation margin on futures	523,021
Advisory fee payable	305,622
Distribution fee payable	131,672
Foreign capital gains tax payable	23,949
Transfer Agent fee payable	19,859
Trustees’ fees payable	6,690
Accrued expenses	613,115

Total liabilities	21,281,517

Net Assets	$693,158,710

Composition of Net Assets
Shares of beneficial interest, at par	$381
Additional paid-in capital	561,546,039
Distributable earnings	131,612,290

Net Assets	$693,158,710

(a)	Includes securities on loan with a value of $12,048,607 (see Note E).

See notes to consolidated financial statements.

98 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$586,994,780	32,328,059	$18.16	*

C	$10,537,213	587,869	$17.92

Advisor	$84,017,662	4,577,860	$18.35

R	$3,618,025	201,367	$17.97

K	$7,653,167	423,357	$18.08

I	$337,863	18,215	$18.55

*	The maximum offering price per share for Class A shares was $18.97 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 99

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended August 31, 2021

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $336,635)	$8,280,568
Affiliated issuers	26,327
Interest (net of foreign taxes withheld of $6,582)	4,733,854
Securities lending income	119,958
Other income	3,026	$13,163,733

Expenses
Advisory fee (see Note B)	3,633,633
Distribution fee—Class A	1,379,452
Distribution fee—Class C	177,557
Distribution fee—Class R	16,935
Distribution fee—Class K	19,203
Transfer agency—Class A	494,279
Transfer agency—Class C	17,275
Transfer agency—Advisor Class	71,437
Transfer agency—Class R	8,868
Transfer agency—Class K	15,503
Transfer agency—Class I	365
Custody and accounting	537,208
Audit and tax	137,911
Printing	109,500
Registration fees	94,650
Legal	42,855
Trustees’ fees	27,636
Miscellaneous	76,050

Total expenses	6,860,317
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(88,635)

Net expenses		6,771,682

Net investment income		6,392,051

See notes to consolidated financial statements.

100 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$79,126,064
Forward currency exchange contracts	1,752,534
Futures	23,978,947
Swaps	7,010,954
Foreign currency transactions	(805,131)
Net change in unrealized appreciation/depreciation of:
Investments(b)	21,150,233
Forward currency exchange contracts	1,344,202
Futures	(8,289,721)
Swaps	(4,770,497)
Foreign currency denominated assets and liabilities	(235,421)

Net gain on investment and foreign currency transactions	120,262,164

Net Increase in Net Assets from Operations	$126,654,215

(a)	Net of foreign realized capital gains taxes of $34,505.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $24,714.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 101

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended		Year Ended
	August 31, 2021		August 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,392,051		$8,118,187
Net realized gain (loss) on investment and foreign currency transactions	111,063,368		(39,734,102)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,198,796		38,551,348
Contributions from Affiliates (see Note B)	– 0	–	13,090

Net increase in net assets from operations	126,654,215		6,948,523
Distributions to Shareholders
Class A	(15,587,969)		(16,836,692)
Class C	(391,667)		(679,299)
Advisor Class	(2,421,226)		(2,608,100)
Class R	(83,732)		(83,171)
Class K	(206,196)		(296,351)
Class I	(8,700)		(8,115)
Transactions in Shares of Beneficial Interest
Net decrease	(54,365,790)		(65,423,089)
Capital Contributions
Proceeds from third party vendor (see Note F)	– 0	–	13,089

Total increase (decrease)	53,588,935		(78,973,205)
Net Assets
Beginning of period	639,569,775		718,542,980

End of period	$693,158,710		$639,569,775

See notes to consolidated financial statements.

102 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2021

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2021, net assets of the Fund were $693,158,710, of which $26,406,654, or approximately 4%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with

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respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security.

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Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or

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liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value

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analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2021:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$92,133,251		$19,144,973		$	– 0	–	$111,278,224
Financials	49,471,907		19,746,078			– 0	–	69,217,985
Health Care	52,909,857		13,606,365			– 0	–	66,516,222
Consumer Discretionary	47,076,658		14,489,642			205,035		61,771,335
Industrials	33,881,752		14,668,074			– 0	–	48,549,826
Communication Services	29,654,159		4,308,164			– 0	–	33,962,323
Materials	13,035,153		6,301,155			0	(a)	19,336,308
Real Estate	13,871,542		2,975,818			– 0	–	16,847,360
Consumer Staples	9,746,227		6,075,950			191,708	(a)	16,013,885
Utilities	6,632,309		1,363,199			– 0	–	7,995,508
Energy	2,147,184		3,114,456			14,605	(a)	5,276,245
Corporates – Non-Investment Grade	– 0	–	36,252,278			22,354	(a)	36,274,632
Investment Companies	26,323,673		– 0	–		– 0	–	26,323,673
Emerging Markets – Sovereigns	– 0	–	11,279,596			– 0	–	11,279,596
Governments – Treasuries	– 0	–	9,688,317			– 0	–	9,688,317
Corporates – Investment Grade	– 0	–	8,878,639			– 0	–	8,878,639

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Collateralized Mortgage Obligations	$	– 0	–	$5,460,556		$	– 0	–	$5,460,556
Bank Loans		– 0	–	3,830,496			733,138		4,563,634
Emerging Markets—Corporate Bonds		– 0	–	4,037,354			52	(a)	4,037,406
Collateralized Loan Obligations		– 0	–	2,095,206			– 0	–	2,095,206
Quasi-Sovereigns		– 0	–	1,652,329			– 0	–	1,652,329
Asset-Backed Securities		– 0	–	719,211			– 0	–	719,211
Preferred Stocks		125,600		– 0	–		137,385		262,985
Commercial Mortgage-Backed Securities		– 0	–	251,366			– 0	–	251,366
Governments—Sovereign Bonds		– 0	–	231,350			– 0	–	231,350
Warrants		11,614		– 0	–		27,624	(a)	39,238
Mortgage Pass-Throughs		– 0	–	106			– 0	–	106
Short-Term Investments		105,668,702		– 0	–		– 0	–	105,668,702
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		5,299,383		– 0	–		– 0	–	5,299,383

Total Investments in Securities		487,988,971		190,170,678			1,331,901		679,491,550
Other Financial Instruments(b):
Assets:
Futures		3,686,608		– 0	–		– 0	–	3,686,608	(c)
Forward Currency Exchange Contracts		– 0	–	1,884,884			– 0	–	1,884,884
Centrally Cleared Interest Rate Swaps		– 0	–	380,763			– 0	–	380,763	(c)
Inflation (CPI) Swaps		– 0	–	513,681			– 0	–	513,681
Centrally Cleared Credit Default Swaps		– 0	–	1,597,438			– 0	–	1,597,438	(c)
Credit Default Swaps		– 0	–	633,042			– 0	–	633,042
Total Return Swaps		– 0	–	2,767,580			– 0	–	2,767,580
Variance Swaps		– 0	–	1,134,942			– 0	–	1,134,942
Liabilities:
Futures		(4,807,482)		– 0	–		– 0	–	(4,807,482	)(c)
Forward Currency Exchange Contracts		– 0	–	(964,569)			– 0	–	(964,569)
Centrally Cleared Interest Rate Swaps		– 0	–	(90,298)			– 0	–	(90,298	)(c)
Centrally Cleared Credit Default Swaps		– 0	–	(1,569,229)			– 0	–	(1,569,229	)(c)
Credit Default Swaps		– 0	–	(3,074,278)			– 0	–	(3,074,278)
Total Return Swaps		– 0	–	(3,100,693)			– 0	–	(3,100,693)
Variance Swaps		– 0	–	(615,660)			– 0	–	(615,660)

Total		$486,868,097		$189,668,281			$1,331,901		$677,868,279

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

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The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $202,605 for the year ended August 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,248 from the sale of Class A shares and received $640 and $917 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2021, such waiver amounted to $87,685.

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A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2021 is as follows:

Fund	Market Value 8/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$110,385	$376,596	$381,312	$105,669	$26
Government Money Market Portfolio*	7,426	139,058	141,185	5,299	2

Total				$110,968	$28

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended August 31, 2020, the Adviser reimbursed the Fund $13,090 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

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In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$596,653,094	$628,374,281
U.S. government securities	5,411,731	5,934,177

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$602,873,202

Gross unrealized appreciation	$114,089,342
Gross unrealized depreciation	(25,986,982)

Net unrealized appreciation	$88,102,360

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract

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and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium

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received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended August 31, 2021, the Fund held written options for hedging and non-hedging purposes.

During the year ended August 31, 2021, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks

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may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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During the year ended August 31, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling

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protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended August 31, 2021, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,509,452	*	Receivable/Payable for variation margin on futures	$370,049	*

Equity contracts	Receivable/Payable for variation margin on futures	1,177,156	*	Receivable/Payable for variation margin on futures	4,437,433	*
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	442,630	*	Receivable/Payable for variation margin on centrally cleared swaps	260,742	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	380,754	*	Receivable/Payable for variation margin on centrally cleared swaps	90,293	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,884,884		Unrealized depreciation on forward currency exchange contracts	964,569

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$513,681
Credit contracts	Market value on credit default swaps	633,042	Market value on credit default swaps	$3,074,278
Interest rate contracts			Unrealized depreciation on total return swaps	63,413
Credit contracts	Unrealized appreciation on total return swaps	10,014
Commodity contracts	Unrealized appreciation on total return swaps	1,552,080
Equity contracts	Unrealized appreciation on total return swaps	1,205,486	Unrealized depreciation on total return swaps	3,037,280
Foreign currency contracts	Unrealized appreciation on variance swaps	147,564	Unrealized depreciation on variance swaps	228,480
Equity contracts	Unrealized appreciation on variance swaps	987,378	Unrealized depreciation on variance swaps	387,180

Total		$11,444,121		$12,913,717

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(6,912,969)	$1,590,579

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$33,515,462	$(9,880,300)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,623,546)	– 0	–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,752,534	1,344,202

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	1,722	(2,467)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,597,413	975,103

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	20,013,693	(4,849,350)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(47,348)	(71,143)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,543,316	(2,298,731)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(22,096,120)	$1,473,624

Total		$32,744,157	$(11,718,483)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2021:

Futures:
Average notional amount of buy contracts	$511,165,297
Average notional amount of sale contracts	$180,860,933
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$157,500,675
Average principal amount of sale contracts	$196,952,289
Purchased Swaptions:
Average notional amount	$584,400	(a)
Options Written:
Average notional amount	$1,722,000	(b)
Inflation Swaps:
Average notional amount	$12,708,000	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$84,624,130
Credit Default Swaps:
Average notional amount of buy contracts	$1,806,800
Average notional amount of sale contracts	$9,099,189
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,014,098	(d)
Average notional amount of sale contracts	$82,030,242
Total Return Swaps:
Average notional amount	$341,164,798
Variance Swaps:
Average notional amount	$8,601,946

(a)	Positions were open for four months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for nine months during the year.

(d)	Positions were open for eleven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Total Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$223,388	$(121,762)	$	– 0	–	$	– 0	–	$101,626
Barclays Bank PLC	319,958	(151,113)	– 0	–	– 0	–	168,845
BNP Paribas SA	16,130	– 0	–	– 0	–	– 0	–	16,130
Citibank, NA/Citigroup Global Markets, Inc	1,379,717	(805,368)	(574,349)	– 0	–	– 0	–
Credit Suisse International	25,492	(25,492)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	54,806	(54,806)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,045,585	(874,966)	– 0	–	– 0	–	170,619
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,328,778	(1,263,385)	(65,393)	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	504,577	(504,577)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	204,591	(1,009)	– 0	–	– 0	–	203,582
Standard Chartered Bank	186,706	(80,869)	– 0	–	– 0	–	105,837
State Street Bank & Trust Co.	64,710	(64,710)	– 0	–	– 0	–	– 0	–
UBS AG	27,611	(27,611)	– 0	–	– 0	–	– 0	–

Total	$5,382,049	$(3,975,668)	$(639,742)	$	– 0	–	$766,639	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$121,762	$(121,762)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	151,113	(151,113)		– 0	–		– 0	–		– 0	–
Citibank, NA/Citigroup Global Markets, Inc	805,368	(805,368)		– 0	–		– 0	–		– 0	–
Credit Suisse International	1,252,384	(25,492)		(330,000)			(759,041)			137,851
Deutsche Bank AG	1,141,399	(54,806)		(610,000)			(476,593)			– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	874,966	(874,966)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	1,263,385	(1,263,385)		– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,446,371	(504,577)		(480,000)			(461,794)			– 0	–
Natwest Markets PLC	1,009	(1,009)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	80,869	(80,869)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	122,085	(64,710)		– 0	–		– 0	–		57,375
UBS AG	494,489	(27,611)		(54,000)			(349,873)			63,005

Total	$7,755,200	$(3,975,668)		$(1,474,000)			$(2,047,301)			$258,231	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB All Market Total Return Portfolio (Cayman), Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services LLC	$1,552,080	$	– 0	–	$(1,552,080)	$	– 0	–	$	– 0	–

Total	$1,552,080	$	– 0	–	$(1,552,080)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle,

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in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$12,048,607	$5,299,383	$7,297,013	$118,214	$1,744	$950

*	As of August 31, 2021.

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NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2021			Year Ended August 31, 2020

Class A
Shares sold	493,414		622,360		$8,213,843		$9,358,148

Shares issued in reinvestment of dividends and distributions	877,313		967,561		13,940,496		15,229,411

Shares converted from Class B	– 0	–	283,623		– 0	–	4,520,626

Shares converted from Class C	801,989		630,784		13,457,470		9,440,569

Shares redeemed	(4,187,417)		(5,154,462)		(68,953,969)		(76,766,552)

Net decrease	(2,014,701)		(2,650,134)		$(33,342,160)		$(38,217,798)

Class B
Shares sold	– 0	–	4,704	$	– 0	–	$73,542

Shares converted to Class A	– 0	–	(285,587)		– 0	–	(4,520,626)

Shares redeemed	– 0	–	(5,416)		– 0	–	(85,024)

Net decrease	– 0	–	(286,299)	$	– 0	–	$(4,532,108)

Class C
Shares sold	49,854		90,051		$817,361		$1,347,759

Shares issued in reinvestment of dividends and distributions	22,012		38,020		347,117		592,745

Shares converted to Class A	(811,867)		(639,837)		(13,457,470)		(9,440,569)

Shares redeemed	(195,215)		(410,112)		(3,160,401)		(5,953,201)

Net decrease	(935,216)		(921,878)		$(15,453,393)		$(13,453,266)

Advisor Class
Shares sold	573,061		716,344		$9,485,036		$10,900,093

Shares issued in reinvestment of dividends and distributions	124,470		136,144		1,996,503		2,161,969

Shares redeemed	(959,669)		(1,256,049)		(16,051,284)		(18,567,221)

Net decrease	(262,138)		(403,561)		$(4,569,745)		$(5,505,159)

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	Shares		Amount
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020

Class R
Shares sold	29,117	21,684	$471,783	$323,497

Shares issued in reinvestment of dividends and distributions	5,306	5,318	83,732	83,171

Shares redeemed	(34,963)	(91,412)	(575,829)	(1,393,994)

Net decrease	(540)	(64,410)	$(20,314)	$(987,326)

Class K
Shares sold	37,889	67,213	$621,966	$1,005,825

Shares issued in reinvestment of dividends and distributions	13,017	18,900	206,194	296,349

Shares redeemed	(108,851)	(265,800)	(1,825,454)	(4,049,331)

Net decrease	(57,945)	(179,687)	$(997,294)	$(2,747,157)

Class I
Shares sold	651	918	$11,200	$14,197

Shares issued in reinvestment of dividends and distributions	440	409	7,135	6,558

Shares redeemed	(72)	(66)	(1,219)	(1,030)

Net increase	1,019	1,261	$17,116	$19,725

During the year ended August 31, 2020, a third party vendor reimbursed the Fund $13,089 for losses incurred due to a trade entry error. This amount is presented in the Fund’s consolidated statement of changes in net assets.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect

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on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$18,699,490		$16,217,686
Net long-term capital gains	– 0	–	4,294,042

Total taxable distributions paid	$18,699,490		$20,511,728

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$59,145,875	(a)
Other losses	(7,479,031	)(b)
Unrealized appreciation/(depreciation)	88,237,657	(c)

Total accumulated earnings/(deficit)	$139,904,501	(d)

(a)	During the fiscal year, the Fund utilized $28,531,043 of capital loss carry forwards to offset current year net realized gains.

(b)	As of August 31, 2021, the Fund had a qualified late-year ordinary loss deferral of $6,548,878. As of August 31, 2021, the cumulative deferred loss on straddles was $930,153.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended August 31,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 15.44		$ 15.65	$ 14.78		$ 14.71		$ 13.85

Income From Investment Operations

Net investment income(a)(b)	.16		.19	.21		.20		.44

Net realized and unrealized gain on investment transactions	3.03		.07 (c)	.66		.05		.85

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.19		.26	.87		.25		1.29

Less: Dividends and Distributions

Dividends from net investment income	(.47)		(.34)	– 0	–	(.18)		(.43)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)		(.47)	– 0	–	(.18)		(.43)

Net asset value, end of period	$ 18.16		$ 15.44	$ 15.65		$ 14.78		$ 14.71

Total Return

Total investment return based on net asset value(e)*	21.16%		1.44%	5.88%		1.79%		9.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$586,995		$530,168	$578,919		$620,635		$688,485

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.03%		1.03%	.96%		.84%		.83%

Expenses, before waivers/reimbursements(f)‡	1.05%		1.04%	1.03%		1.03%		.97%

Net investment income(b)	.99%		1.23%	1.45%		1.38%		3.14%

Portfolio turnover rate	117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%	.07%		.20%		.31%
See footnote summary on page 142.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended August 31,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 15.20		$ 15.38	$ 14.64		$ 14.53		$ 13.68

Income From Investment Operations

Net investment income (loss)(a)(b)	(.10)		.08	.10		.09		.38

Net realized and unrealized gain on investment transactions	3.13		.05 (c)	.64		.06		.79

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.03		.13	.74		.15		1.17

Less: Dividends and Distributions

Dividends from net investment income	(.31)		(.18)	– 0	–	(.04)		(.32)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)		(.31)	– 0	–	(.04)		(.32)

Net asset value, end of period	$ 17.92		$ 15.20	$ 15.38		$ 14.64		$ 14.53

Total Return

Total investment return based on net asset value(e)*	20.33%		.67%	5.05%		1.01%		8.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,537		$23,156	$37,609		$61,466		$102,696

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.78%		1.79%	1.71%		1.58%		1.59%

Expenses, before waivers/reimbursements(f)‡	1.80%		1.80%	1.78%		1.78%		1.71%

Net investment income (loss)(b)	(.61)%		.52%	.71%		.63%		2.73%

Portfolio turnover rate	117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%	.07%		.20%		.31%

See footnote summary on page 142.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 15.60		$ 15.81	$ 14.90		$ 14.80		$ 13.93

Income From Investment Operations

Net investment income(a)(b)	.20		.23	.25		.24		.48

Net realized and unrealized gain on investment transactions	3.06		.07 (c)	.66		.07		.86

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.26		.30	.91		.31		1.34

Less: Dividends and Distributions

Dividends from net investment income	(.51)		(.38)	– 0	–	(.21)		(.47)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.51)		(.51)	– 0	–	(.21)		(.47)

Net asset value, end of period	$ 18.35		$ 15.60	$ 15.81		$ 14.90		$ 14.80

Total Return

Total investment return based on net asset value(e)*	21.43%		1.68%	6.17%		2.02%		9.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$84,018		$75,493	$82,885		$82,258		$90,911

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.78%		.78%	.71%		.59%		.59%

Expenses, before waivers/reimbursements(f)‡	.79%		.79%	.78%		.78%		.72%

Net investment income(b)	1.22%		1.48%	1.70%		1.63%		3.40%

Portfolio turnover rate	117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%	.07%		.20%		.31%

See footnote summary on page 142.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended August 31,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 15.29		$ 15.48	$ 14.69		$ 14.63		$ 13.77

Income From Investment Operations

Net investment income(a)(b)	.09		.13	.15		.14		.38

Net realized and unrealized gain on investment transactions	3.00		.06 (c)	.64		.06		.85

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.09		.19	.79		.20		1.23

Less: Dividends and Distributions

Dividends from net investment income	(.41)		(.25)	– 0	–	(.14)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.41)		(.38)	– 0	–	(.14)		(.37)

Net asset value, end of period	$ 17.97		$ 15.29	$ 15.48		$ 14.69		$ 14.63

Total Return

Total investment return based on net asset value(e)*	20.66%		1.05%	5.45%		1.34%		9.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,618		$3,087	$4,124		$4,414		$6,196

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.45%		1.44%	1.38%		1.25%		1.25%

Expenses, before waivers/reimbursements(f)‡	1.47%		1.45%	1.44%		1.44%		1.38%

Net investment income(b)	.57%		.86%	1.04%		.97%		2.69%

Portfolio turnover rate	117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%	.07%		.20%		.31%

See footnote summary on page 142.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended August 31,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 15.37		$ 15.58	$ 14.73		$ 14.66		$ 13.80

Income From Investment Operations

Net investment income(a)(b)	.13		.17	.20		.19		.41

Net realized and unrealized gain on investment transactions	3.02		.07 (c)	.65		.06		.86

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.15		.24	.85		.25		1.27

Less: Dividends and Distributions

Dividends from net investment income	(.44)		(.32)	– 0	–	(.18)		(.41)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)		(.45)	– 0	–	(.18)		(.41)

Net asset value, end of period	$ 18.08		$ 15.37	$ 15.58		$ 14.73		$ 14.66

Total Return

Total investment return based on net asset value(e)*	21.01%		1.35%	5.84%		1.60%		9.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,653		$7,395	$10,298		$15,032		$23,344

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.14%		1.13%	1.06%		.94%		.94%

Expenses, before waivers/reimbursements(f)‡	1.16%		1.14%	1.13%		1.13%		1.07%

Net investment income(b)	.77%		1.15%	1.36%		1.28%		2.95%

Portfolio turnover rate	117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%	.07%		.20%		.31%

See footnote summary on page 142.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended August 31,
	2021		2020	2019		2018		2017

Net asset value, beginning of period	$ 15.76		$ 15.97	$ 15.05		$ 14.76		$ 13.89

Income From Investment Operations

Net investment income(a)(b)	.22		.22	.25		.24		.47

Net realized and unrealized gain on investment transactions	3.07		.07 (c)	.67		.05		.87

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.29		.29	.92		.29		1.34

Less: Dividends and Distributions

Dividends from net investment income	(.50)		(.37)	– 0	–	– 0	–	(.47)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.50)		(.50)	– 0	–	– 0	–	(.47)

Net asset value, end of period	$ 18.55		$ 15.76	$ 15.97		$ 15.05		$ 14.76

Total Return

Total investment return based on net asset value(e)*	21.44%		1.64%	6.18%		1.97%		9.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$338		$271	$254		$230		$214

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.81%		.80%	.74%		.62%		.61%

Expenses, before waivers/reimbursements(f)‡	.83%		.82%	.80%		.81%		.74%

Net investment income(b)	1.31%		1.44%	1.68%		1.60%		3.33%

Portfolio turnover rate.	117%		76%	81%		38%		108%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%	.07%		.20%		.31%

See footnote summary on page 142.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .01%, .01%, .07%, .19% and .13%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .03%, respectively.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB All Market Total Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Total Return Portfolio (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 28, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2021. For individual shareholders, the Fund designates 37.22% of dividends paid as qualified dividend income. For corporate shareholders, 23.47% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 9.42% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Defne Ozaltun(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy and Ms. Ozaltun are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 45 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

		75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi- Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

Earl D. Weiner,## 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations	73	None
	and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Alexander Barenboym 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Daniel J. Loewy 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Defne Ozaltun 30	Vice President	Senior Portfolio Analyst for the Adviser’s Multi-Asset Solutions team and Vice President of the Adviser**, with which she has been associated since prior to 2016.

Emilie D. Wrapp 65	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (the “Fund”) at a meeting held by video conference on August 3-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2020. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2019 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage

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commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advised accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the

160 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 161

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

162 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 163

NOTES

164 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0151-0821

AUG    08.31.21

ANNUAL REPORT

AB CONSERVATIVE WEALTH STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Conservative Wealth Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 1

ANNUAL REPORT

October 8, 2021

This report provides management’s discussion of fund performance for the AB Conservative Wealth Strategy for the annual reporting period ended August 31, 2021.

At a meeting held on August 3-4, 2021, the Fund’s Board of Trustees (the “Board”) approved various changes to the Fund, including changing the Fund’s name to “AB Sustainable Thematic Balanced Portfolio” and changes to the Fund’s principal investment strategies. These changes will be effective on or about December 1, 2021.

The changes to the Fund’s investment strategies include:

•

Increased allocation to equities. The revised Fund will have a target allocation of 60% equities and 40% fixed income. Under its current principal investment strategies, the Fund typically has greater exposure to fixed-income securities than equity securities.

•

Use of sustainable thematic approach for equity component. The revised Fund’s equity investments will primarily consist of US companies whose business activities the Adviser believes position the issuer to benefit from certain environmentally or socially oriented sustainable investment themes that are broadly consistent with the United Nations Sustainable Development Goals.

•

Increased use of US government securities for fixed-income component. Currently, the Fund invests in corporate and sovereign debt securities as well as interest-rate and credit derivatives, and gains exposure to high-yield debt securities through investments in AB High Income Fund. Following the changes, the Fund’s fixed-income allocation will consist primarily of US government securities.

•

Focus on US investments. The Fund currently follows a global strategy in both its equity and fixed-income allocations. As noted above, the revised Fund will follow a US focused equity investment approach, and its fixed-income allocation will consist primarily of US government securities.

•

No alternative investments or Dynamic Asset Allocation (“DAA”) approach. The Fund’s current principal strategies state that it may invest in alternative investments such as real estate-related securities and inflation-indexed securities. Under the revised strategies, these investments will no longer be a significant part of the Fund’s holdings. In addition, the Fund will no longer allocate a portion of its assets to AB All Market Real Return Portfolio or adjust the Fund’s exposure using the Adviser’s DAA approach.

2 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF AUGUST 31, 2021 (unaudited)

	6 Months	12 Months

AB CONSERVATIVE WEALTH STRATEGY

Class A Shares	8.58%	15.54%

Class C Shares	8.18%	14.64%

Advisor Class Shares[1]	8.69%	15.82%

Class R Shares[1]	8.33%	15.05%

Class K Shares[1]	8.48%	15.44%

Class I Shares[1]	8.67%	15.81%

Primary Benchmark: Bloomberg Global Aggregate Bond Index (USD hedged)	1.62%	0.76%

MSCI ACWI (net)	13.80%	28.64%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Global Aggregate Bond Index (USD hedged), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended August 31, 2021.

All share classes of the Fund outperformed the primary benchmark, but underperformed the MSCI ACWI (net) for the 12-month period, before sales charges. Overall asset-class allocation contributed to absolute performance, led by allocation to equities. Security selection within diversifiers contributed most. Selection within equities also contributed, while selection within fixed income detracted. Diversifiers include alternative asset classes and alternative investment strategies that are expected to have low correlation with returns on equities and fixed-income securities. These investments can include commodities and related derivatives, real estate-related securities and inflation-linked securities.

During the six-month period, all share classes of the Fund outperformed the primary benchmark, but underperformed the MSCI ACWI (net), before sales charges. Asset-class allocation to equities and diversifiers was positive, while allocation to fixed income was negative. Security selection within diversifiers and fixed-income assets contributed to performance, while selection within equities detracted.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 3

The Fund utilized derivatives for hedging and investment purposes in the form of futures and total return swaps, which detracted from absolute performance for both periods, while currency forwards, written swaptions and inflation Consumer Price Index swaps contributed; variance swaps and credit default swaps detracted for the six-month period, but added for the 12-month period; interest rate swaps added for the six-month period, but detracted for the 12-month period; written options added for the 12-month period. The Fund utilizes a range of cash securities and derivatives to efficiently gain exposures to desired investments. Derivatives are excluded from the calculation of the Fund’s turnover rate of 120% whereas transactions in cash securities are included. The Fund’s turnover rate might have been different if the Fund had not utilized derivatives.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded strong double-digit returns for the 12-month period ended August 31, 2021, as the continuation of accommodative monetary policy, widespread vaccination distribution and strong company earnings growth supported equity markets. Volatility increased in the middle of the period as the rapid economic recovery triggered inflationary fears and prompted intervals of style rotation as growth- and value-oriented shares traded leadership. Global monetary policy remained dovish and markets were calmed after the US Federal Reserve (the “Fed”) and key central banks emphasized the transitory nature of higher current inflation and their commitment to avoid withdrawing support prematurely. At the end of the period, market sentiment fluctuated under the overhang of rapidly rising coronavirus delta variant cases and the fear of sudden tapering of asset purchases by the Fed. Global markets were reassured after Fed Chair Jerome Powell reaffirmed previous comments regarding the possible timing of tapering and rate hikes. Small-cap stocks significantly outperformed large-cap stocks on a relative basis, and despite intervals of market rotation, value-style stocks outperformed their growth-style peers.

Fixed-income market returns were mixed as longer-term treasury yields diverged according to region, with government bonds in Canada, the US and the UK falling, while government bonds in the eurozone, Japan and Australia advanced. Low interest rates also set the stage for a sharp rebound in risk assets. Emerging- and developed-market high-yield corporate bonds and high-yield emerging-market sovereign bonds led significant gains as investors searched for higher yields. Emerging- and developed-market investment-grade corporate bonds also advanced. Investment-grade bonds in the eurozone outperformed the US as yields fell in the eurozone in tandem with government bond yields. Emerging-market local-currency bonds gained, as the US dollar fell against the majority of developed- and emerging-market currencies. Securitized assets outperformed US Treasuries, particularly among commercial mortgage-backed securities. Brent crude and copper prices rose sharply as the global economy continued to recover from the pandemic.

4 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

The Fund’s Senior Investment Management Team (the “Team”) uses a global, multi-asset strategy focusing on moderate growth and defensively managing market volatility. The Team’s dedicated multi-asset investment professionals utilize a rigorous quantitative research toolset in collaboration with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments among a number of asset classes, including fixed-income securities, equity securities, and alternative asset classes and alternative investment strategies. The Fund seeks to have generally greater exposure to fixed-income securities than equity securities or alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Investments will be made either directly or indirectly through underlying registered investment companies advised by the Adviser (each an “Underlying Portfolio”), although a majority of the Fund’s assets are expected to be invested directly.

The Fund’s investments in fixed-income securities may include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser intends to gain exposure to high-yield debt securities (commonly known as “junk bonds”) through investment in the AB High Income Fund, an Underlying Portfolio, and may, in the future, gain such exposure through direct investments in high-yield debt securities. Fixed-income securities in which the Fund or AB High Income Fund may invest may be of any credit quality or maturity.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies and derivatives related to such securities. In selecting equity securities for the Fund, the Adviser intends to use fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally.

The Fund may invest in alternative investments, the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be

(continued on next page)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 5

pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor. In order to gain exposure to real estate-related securities, the Adviser intends to invest a portion of the Fund’s assets in the AB All Market Real Return Portfolio, an Underlying Portfolio.

The Adviser seeks to adjust the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s DAA approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure in excess of net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

6 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 7

DISCLOSURES AND RISKS (continued)

higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities and in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both

8 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2011 TO 8/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Conservative Wealth Strategy Class A shares (from 8/31/2011 to 8/31/2021) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

10 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	15.54%	10.62%

5 Years	5.85%	4.94%

10 Years	4.83%	4.37%

CLASS C SHARES

1 Year	14.64%	13.64%

5 Years	5.05%	5.05%

10 Years[1]	4.06%	4.06%

ADVISOR CLASS SHARES[2]

1 Year	15.82%	15.82%

5 Years	6.12%	6.12%

10 Years	5.11%	5.11%

CLASS R SHARES[2]

1 Year	15.05%	15.05%

5 Years	5.41%	5.41%

10 Years	4.41%	4.41%

CLASS K SHARES[2]

1 Year	15.44%	15.44%

5 Years	5.74%	5.74%

10 Years	4.74%	4.74%

CLASS I SHARES[2]

1 Year	15.81%	15.81%

5 Years	6.08%	6.08%

10 Years	5.08%	5.08%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.46%, 2.21%, 1.21%, 1.85%, 1.55% and 1.23% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.31%, 2.06%, 1.06%, 1.70%, 1.40% and 1.08% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2021. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	8.84%

5 Years	4.26%

10 Years	4.47%

CLASS C SHARES

1 Year	11.77%

5 Years	4.36%

10 Years[1]	4.15%

ADVISOR CLASS SHARES[2]

1 Year	13.94%

5 Years	5.43%

10 Years	5.21%

CLASS R SHARES[2]

1 Year	13.26%

5 Years	4.74%

10 Years	4.52%

CLASS K SHARES[2]

1 Year	13.57%

5 Years	5.07%

10 Years	4.84%

CLASS I SHARES[2]

1 Year	13.95%

5 Years	5.40%

10 Years	5.18%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,085.80	$6.89	1.31%	$7.57	1.44%
Hypothetical**	$1,000	$1,018.60	$6.67	1.31%	$7.32	1.44%
Class C
Actual	$1,000	$1,081.80	$10.70	2.04%	$11.39	2.17%
Hypothetical**	$1,000	$1,014.92	$10.36	2.04%	$11.02	2.17%
Advisor Class
Actual	$1,000	$1,086.90	$5.58	1.06%	$6.26	1.19%
Hypothetical**	$1,000	$1,019.86	$5.40	1.06%	$6.06	1.19%
Class R
Actual	$1,000	$1,083.30	$8.98	1.71%	$9.66	1.84%
Hypothetical**	$1,000	$1,016.59	$8.69	1.71%	$9.35	1.84%
Class K
Actual	$1,000	$1,084.80	$7.46	1.42%	$8.14	1.55%
Hypothetical**	$1,000	$1,018.05	$7.22	1.42%	$7.88	1.55%
Class I
Actual	$1,000	$1,086.70	$5.73	1.09%	$6.42	1.22%
Hypothetical**	$1,000	$1,019.71	$5.55	1.09%	$6.21	1.22%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 15

PORTFOLIO SUMMARY

August 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $157.9

1

All data are as of August 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents 0.3% or less weightings in the following security types: Covered Bonds, Governments–Sovereign Agencies and Local Governments–Regional Bonds.

16 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

August 31, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 48.5%
Information Technology – 11.8%
Electronic Equipment, Instruments & Components – 1.8%
Amphenol Corp. – Class A	11,572	$886,762
Arrow Electronics, Inc.(a)	846	102,552
Avnet, Inc.	2,350	95,081
CDW Corp./DE	4,910	984,995
Coherent, Inc.(a)	1,960	495,233
IPG Photonics Corp.(a)	470	80,220
Kingboard Holdings Ltd.	11,500	56,545
Kingboard Laminates Holdings Ltd.	12,500	24,581
Synnex Technology International Corp.	40,000	77,587
WPG Holdings Ltd.	44,000	76,752

		2,880,308

IT Services – 2.7%
Akamai Technologies, Inc.(a)	1,294	146,546
Automatic Data Processing, Inc.	3,600	752,544
Booz Allen Hamilton Holding Corp.	2,325	190,441
Broadridge Financial Solutions, Inc.	400	68,888
Capgemini SE	725	162,971
Cognizant Technology Solutions Corp. – Class A	7,106	542,258
EPAM Systems, Inc.(a)	202	127,828
Fidelity National Information Services, Inc.	677	86,500
Gartner, Inc.(a)	180	55,573
Genpact Ltd.	1,211	62,827
Mastercard, Inc. – Class A	3,842	1,330,215
Nomura Research Institute Ltd.	1,500	56,251
Paychex, Inc.	2,067	236,609
Visa, Inc. – Class A	1,532	350,982
Western Union Co. (The) – Class W	3,627	78,488

		4,248,921

Semiconductors & Semiconductor Equipment – 1.6%
Analog Devices, Inc.	1	160
Applied Materials, Inc.	2,473	334,176
ASE Technology Holding Co., Ltd.	23,000	105,914
Broadcom, Inc.	216	107,397
Dialog Semiconductor PLC(a)	5,886	467,852
Flat Glass Group Co., Ltd.	2,100	19,066
Globalwafers Co., Ltd.	2,000	62,500
Infineon Technologies AG	2,445	104,103
KLA Corp.	179	60,853
Magnachip Semiconductor Corp.(a)	3,770	68,803
MediaTek, Inc.	2,000	64,854
Micron Technology, Inc.(a)	1,230	90,651

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Novatek Microelectronics Corp.	6,000	$96,826
NVIDIA Corp.	200	44,770
Phison Electronics Corp.	4,000	61,304
QUALCOMM, Inc.	776	113,831
Realtek Semiconductor Corp.	3,000	59,792
Taiwan Semiconductor Manufacturing Co., Ltd.	3,000	65,806
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	1,113	132,458
Texas Instruments, Inc.	859	163,992
Xilinx, Inc.	1,579	245,677

		2,470,785

Software – 4.7%
Adobe, Inc.(a)	270	179,199
Bentley Systems, Inc.	1,550	99,960
Cadence Design Systems, Inc.(a)	650	106,262
Citrix Systems, Inc.	697	71,700
Cloudera, Inc.(a)	14,099	224,597
Constellation Software, Inc./Canada	109	184,728
Cornerstone OnDemand, Inc.(a)	1,371	78,558
Crowdstrike Holdings, Inc. – Class A(a)	410	115,210
Dropbox, Inc. – Class A(a)	3,002	95,193
Fair Isaac Corp.(a)	140	64,364
Five9, Inc.(a)	2,630	416,145
Fortinet, Inc.(a)	400	126,056
Medallia, Inc.(a)	3,551	119,917
Microsoft Corp.	11,557	3,488,828
NortonLifeLock, Inc.	8,091	214,924
Nuance Communications, Inc.(a)	8,564	471,448
Oracle Corp.	3,019	269,083
Oracle Corp./Japan	1,600	131,304
Proofpoint, Inc.(a)	1,394	245,205
QAD, Inc.	289	25,146
SAP SE	3,023	454,085
Trend Micro, Inc./Japan	2,070	113,393
VMware, Inc. – Class A(a)	1,350	200,974

		7,496,279

Technology Hardware, Storage & Peripherals – 1.0%
Apple, Inc.	5,301	804,851
Logitech International SA(b)	731	74,847
NetApp, Inc.	1,240	110,273
Samsung Electronics Co., Ltd.	7,979	526,759
Samsung Electronics Co., Ltd. (Preference Shares)	153	9,328

		1,526,058

		18,622,351

18 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 7.2%
Banks – 2.1%
ABN AMRO Bank NV (GDR)(a)(b)(c)	9,053	$126,124
Atlantic Capital Bancshares, Inc.(a)	4,532	109,810
Banco Bilbao Vizcaya Argentaria SA(a)	17,590	115,126
Bank Leumi Le-Israel BM	13,080	108,057
Bank of America Corp.	1,446	60,371
Bank of Communications Co., Ltd. – Class H	64,000	36,755
Cadence BanCorp	10,471	225,231
China CITIC Bank Corp., Ltd. – Class H	147,000	67,580
CIT Group, Inc.	9,559	529,760
Citigroup, Inc.	290	20,854
DBS Group Holdings Ltd.	4,900	108,648
Industrial Bank Co., Ltd. – Class A	1,400	4,005
Investors Bancorp, Inc.	10,088	144,359
JPMorgan Chase & Co.	1,258	201,217
Jyske Bank A/S(a)	2,965	129,434
KBC Group NV	712	59,836
Mebuki Financial Group, Inc.	37,700	84,252
Mitsubishi UFJ Financial Group, Inc.	10,400	56,425
National Bank of Canada	1,390	110,327
Oversea-Chinese Banking Corp. Ltd.	15,500	131,168
People’s United Financial, Inc.	12,380	203,403
Reliant Bancorp, Inc.	1,831	53,099
Royal Bank of Canada	1,970	202,364
Sberbank of Russia PJSC (Sponsored ADR)	6,279	112,206
Societe Generale SA	3,655	115,038
Toronto-Dominion Bank (The)	1,724	111,954
US Bancorp	1,144	65,654

		3,293,057

Capital Markets – 2.6%
BlackRock, Inc. – Class A	273	257,518
Charles Schwab Corp. (The)	14,685	1,069,802
CME Group, Inc. – Class A	1,244	250,940
Credit Suisse Group AG	21,292	225,557
Euronext NV(c)	977	113,376
Franklin Resources, Inc.	2,760	89,534
Goldman Sachs Group, Inc. (The)	950	392,834
Invesco Ltd.	3,400	86,088
Julius Baer Group Ltd.	5,308	362,290
Korea Investment Holdings Co., Ltd.	210	17,197
London Stock Exchange Group PLC	1,169	128,057
Moody’s Corp.	976	371,632
Partners Group Holding AG	94	166,662
Raymond James Financial, Inc.	440	61,556
S&P Global, Inc.	451	200,163

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Singapore Exchange Ltd.	16,000	$117,437
T. Rowe Price Group, Inc.	606	135,665

		4,046,308

Consumer Finance – 0.3%
Ally Financial, Inc.	1,980	104,742
American Express Co.	2,239	371,585

		476,327

Diversified Financial Services – 0.7%
Berkshire Hathaway, Inc. – Class B(a)	48	13,717
Far East Horizon Ltd.(b)	93,000	105,705
Groupe Bruxelles Lambert SA	1,136	130,147
IHS Markit Ltd.	4,330	522,198
Industrivarden AB	2,440	89,835
Investor AB	3,280	78,453
Kinnevik AB(a)	2,255	88,353
Voya Financial, Inc.	1,470	95,521

		1,123,929

Insurance – 1.0%
Allianz SE	208	48,830
American National Group, Inc.	439	84,507
Athene Holding Ltd. – Class A(a)	7,064	473,076
Aviva PLC	17,340	96,378
Japan Post Insurance Co., Ltd.	1,700	30,872
Lincoln National Corp.	890	61,098
Manulife Financial Corp.	4,387	85,435
Marsh & McLennan Cos., Inc.	420	66,024
MetLife, Inc.	1,555	96,410
PICC Property & Casualty Co., Ltd. – Class H	132,000	119,343
Progressive Corp. (The)	1,305	125,724
Prudential Financial, Inc.	970	102,704
Sampo Oyj – Class A	1,292	66,764
State Auto Financial Corp.	3,967	200,651

		1,657,816

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
AGNC Investment Corp.	5,700	92,967

Thrifts & Mortgage Finance – 0.4%
Flagstar Bancorp, Inc.	10,478	518,242
Meridian Bancorp, Inc.	8,316	172,806

		691,048

		11,381,452

Consumer Discretionary – 7.1%
Auto Components – 0.6%
Aptiv PLC(a)	5,085	773,886

20 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

JTEKT Corp.	9,200	$83,186
Veoneer, Inc.(a)(b)	4,444	159,095

		1,016,167

Automobiles – 0.3%
Daimler AG	1,300	109,661
Li Auto, Inc. (ADR)(a)(b)	2,620	80,853
NIO, Inc. (ADR)(a)	740	29,089
Tesla, Inc.(a)	64	47,086
Toyota Motor Corp.	2,110	183,767
Volkswagen AG	270	90,340
Yadea Group Holdings Ltd.(c)	3,800	6,762

		547,558

Distributors – 0.3%
Core-Mark Holding Co., Inc.	8,965	412,390

Diversified Consumer Services – 0.2%
Gaotu Techedu, Inc. (ADR)(a)	50	144
Service Corp. International/US	4,474	280,788

		280,932

Hotels, Restaurants & Leisure – 0.7%
Aramark	2,570	89,410
Aristocrat Leisure Ltd.	2,555	84,802
Chipotle Mexican Grill, Inc. – Class A(a)	57	108,490
Compass Group PLC(a)	8,341	172,325
Domino’s Pizza Enterprises Ltd.	1,140	130,276
Domino’s Pizza, Inc.	180	93,040
Galaxy Entertainment Group Ltd.(a)	35,600	228,253
Golden Nugget Online Gaming, Inc.(a)	4,616	99,706
Shenzhen Overseas Chinese Town Co., Ltd.	73,100	76,173

		1,082,475

Household Durables – 0.3%
Electrolux AB – Class B(b)	3,292	83,654
Garmin Ltd.	601	104,833
LG Electronics, Inc.	124	15,144
PulteGroup, Inc.	1,790	96,410
Sony Group Corp.	900	93,056
Whirlpool Corp.	410	90,827

		483,924

Internet & Direct Marketing Retail – 1.9%
Alibaba Group Holding Ltd.(a)	500	10,470
Alibaba Group Holding Ltd. (ADR)(a)	1,457	243,304
Amazon.com, Inc.(a)	606	2,103,299
HelloFresh SE(a)	1,044	112,718
Prosus NV(a)(b)	5,093	450,810

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Stamps.com, Inc.(a)	319	$104,919

		3,025,520

Multiline Retail – 0.1%
Canadian Tire Corp., Ltd. – Class A(b)	610	92,831

Specialty Retail – 1.5%
AutoZone, Inc.(a)	147	227,725
Best Buy Co., Inc.	880	102,529
Chow Tai Fook Jewellery Group Ltd.(a)	12,400	25,085
GrandVision NV(a)(c)	11,065	370,393
Home Depot, Inc. (The)	483	157,545
Lowe’s Cos., Inc.	660	134,567
O’Reilly Automotive, Inc.(a)	149	88,518
Ross Stores, Inc.	802	94,957
Sportsman’s Warehouse Holdings, Inc.(a)	17,235	305,749
TJX Cos., Inc. (The)	10,929	794,757
Tractor Supply Co.	170	33,022

		2,334,847

Textiles, Apparel & Luxury Goods – 1.2%
ANTA Sports Products Ltd.	5,000	102,704
Bosideng International Holdings Ltd.(b)	126,000	102,862
Deckers Outdoor Corp.(a)	326	136,415
EssilorLuxottica SA	425	83,508
Kering SA	108	86,024
NIKE, Inc. – Class B	7,065	1,163,888
Pandora A/S	713	85,463
Swatch Group AG (The)	260	73,360

		1,834,224

		11,110,868

Health Care – 7.1%
Biotechnology – 0.6%
BeiGene Ltd. (Sponsored ADR)(a)	183	56,419
I-Mab (Sponsored ADR)(a)	670	47,516
Moderna, Inc.(a)	260	97,939
Translate Bio, Inc.(a)	12,421	464,546
Trillium Therapeutics, Inc.(a)	16,665	287,138
Zai Lab Ltd. (ADR)(a)	70	10,115

		963,673

Health Care Equipment & Supplies – 1.6%
Abbott Laboratories	9,552	1,207,087
Align Technology, Inc.(a)	160	113,440
Cooper Cos., Inc. (The)	190	85,635
Intersect ENT, Inc.(a)	9,319	253,570
Koninklijke Philips NV	7,076	326,084
Medtronic PLC	2,965	395,768

22 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Novocure Ltd.(a)	600	$80,526

		2,462,110

Health Care Providers & Services – 1.2%
Anthem, Inc.	1,888	708,246
Guangzhou Kingmed Diagnostics Group Co., Ltd.	600	9,789
Henry Schein, Inc.(a)	1,511	114,216
Magellan Health, Inc.(a)	4,257	402,797
Molina Healthcare, Inc.(a)	397	106,702
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	42,600	84,511
Sinopharm Group Co., Ltd. – Class H	31,200	80,293
Triple-S Management Corp.(a)	1,747	62,018
UnitedHealth Group, Inc.	588	244,767
Universal Health Services, Inc. – Class B	660	102,802

		1,916,141

Health Care Technology – 0.4%
Cerner Corp.	1,280	97,728
Change Healthcare, Inc.(a)	20,612	449,960
Inovalon Holdings, Inc. – Class A(a)	570	23,284
Veeva Systems, Inc. – Class A(a)	160	53,117

		624,089

Life Sciences Tools & Services – 1.5%
Agilent Technologies, Inc.	710	124,584
Bio-Rad Laboratories, Inc. – Class A(a)	150	120,723
IQVIA Holdings, Inc.(a)	4,053	1,052,686
Maccura Biotechnology Co., Ltd.	15,000	65,829
Mettler-Toledo International, Inc.(a)	74	114,909
PPD, Inc.(a)	9,397	435,175
Thermo Fisher Scientific, Inc.	643	356,833
Waters Corp.(a)	200	82,804

		2,353,543

Pharmaceuticals – 1.8%
AstraZeneca PLC (Sponsored ADR)	2,295	133,753
Bristol-Myers Squibb Co.	360	24,070
China Medical System Holdings Ltd.	6,000	11,777
Eli Lilly & Co.	280	72,321
Johnson & Johnson	506	87,604
Merck & Co., Inc.	1,312	100,092
Novo Nordisk A/S – Class B	2,390	239,263
Pfizer, Inc.	550	25,338
Roche Holding AG	1,733	695,894
Sanofi	3,176	329,156
Sumitomo Dainippon Pharma Co., Ltd.	4,800	86,160
Takeda Pharmaceutical Co., Ltd.	3,200	106,514

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Zoetis, Inc.	4,272	$873,880

		2,785,822

		11,105,378

Industrials – 4.6%
Aerospace & Defense – 0.4%
Aerojet Rocketdyne Holdings, Inc.	9,802	406,979
Huntington Ingalls Industries, Inc.	460	93,918
L3Harris Technologies, Inc.	340	79,224

		580,121

Air Freight & Logistics – 0.1%
Deutsche Post AG	1,220	85,777
Kuehne & Nagel International AG	295	107,813
Yamato Holdings Co., Ltd.	600	15,254

		208,844

Airlines – 0.0%
Korean Air Lines Co., Ltd.(a)	2,280	61,422

Building Products – 0.6%
Assa Abloy AB – Class B	2,790	89,282
Cie de Saint-Gobain	560	40,596
Lennox International, Inc.	260	87,147
Otis Worldwide Corp.	5,959	549,539
Owens Corning	990	94,594
Xinyi Glass Holdings Ltd.	25,000	105,056
Zhejiang Weixing New Building Materials Co., Ltd.	16,800	51,342

		1,017,556

Commercial Services & Supplies – 0.4%
Secom Co., Ltd.	1,345	101,995
Stericycle, Inc.(a)	8,514	592,574

		694,569

Construction & Engineering – 0.0%
Kajima Corp.	1,200	15,504

Electrical Equipment – 0.4%
Acuity Brands, Inc.	491	90,604
Generac Holdings, Inc.(a)	287	125,413
Prysmian SpA	2,160	81,324
Regal Beloit Corp.	402	60,067
Schneider Electric SE	544	97,195
Sensata Technologies Holding PLC(a)	1,500	88,770
Vertiv Holdings Co.	4,043	113,891

		657,264

Industrial Conglomerates – 0.3%
3M Co.	1,421	276,725

24 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CITIC Ltd.	76,000	$94,425
Raven Industries, Inc.(a)	1,033	60,276

		431,426

Machinery – 1.0%
CNH Industrial NV	5,954	98,425
Dover Corp.	1,622	282,812
Lydall, Inc.(a)	1,952	120,985
Mitsubishi Heavy Industries Ltd.	3,300	87,182
Parker-Hannifin Corp.	471	139,732
SKF AB – Class B	670	17,111
Snap-on, Inc.	438	98,528
Techtronic Industries Co., Ltd.	4,500	99,595
Volvo AB – Class B	7,800	176,614
Welbilt, Inc.(a)	19,706	461,120

		1,582,104

Marine – 0.1%
AP Moller – Maersk A/S – Class A	17	46,069
Evergreen Marine Corp. Taiwan Ltd.	10,000	48,815

		94,884

Professional Services – 0.7%
RELX PLC	11,493	345,685
Robert Half International, Inc.	1,050	108,570
Verisk Analytics, Inc. – Class A	2,964	598,017
Wolters Kluwer NV(b)	812	93,381

		1,145,653

Road & Rail – 0.3%
Kansas City Southern	1,763	494,821

Trading Companies & Distributors – 0.2%
CAI International, Inc.	4,215	235,914

Transportation Infrastructure – 0.1%
International Container Terminal Services, Inc.	23,480	87,873

		7,307,955

Communication Services – 3.8%
Diversified Telecommunication Services – 0.7%
Comcast Corp. – Class A	5,938	360,317
Nippon Telegraph & Telephone Corp.	5,000	133,214
ORBCOMM, Inc.(a)	5,334	61,288
Shaw Communications, Inc. – Class B	15,917	468,433
Telenor ASA	2,320	40,644

		1,063,896

Entertainment – 0.6%
Activision Blizzard, Inc.	1,178	97,032

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bilibili, Inc. (Sponsored ADR)(a)(b)	170	$13,639
Electronic Arts, Inc.	2,424	351,989
Nintendo Co., Ltd.	185	88,881
Score Media and Gaming, Inc.(a)	8,967	319,853
Ubisoft Entertainment SA(a)	527	33,476

		904,870

Interactive Media & Services – 2.2%
Alphabet, Inc. – Class A(a)	41	118,652
Alphabet, Inc. – Class C(a)	449	1,306,250
Auto Trader Group PLC	8,955	77,439
Facebook, Inc. – Class A(a)	5,008	1,899,934
IAC/InterActiveCorp(a)	680	89,794
Kakaku.com, Inc.	2,400	74,675
Tencent Holdings Ltd.	200	12,353

		3,579,097

Media – 0.1%
Fox Corp. – Class A	510	19,094
Fox Corp. – Class B	1,980	68,568
Interpublic Group of Cos., Inc. (The)	2,200	81,906
Omnicom Group, Inc.	490	35,878

		205,446

Wireless Telecommunication Services – 0.2%
SoftBank Corp.	2,800	37,472
SoftBank Group Corp.	4,420	249,084

		286,556

		6,039,865

Materials – 2.0%
Chemicals – 1.2%
Akzo Nobel NV	676	83,310
Atotech Ltd.(a)	14,300	342,485
Celanese Corp. – Class A	590	93,574
Covestro AG(c)	1,040	67,400
Dow, Inc.	860	54,094
Ferro Corp.(a)	3,773	78,478
International Flavors & Fragrances, Inc.	2,753	417,079
Johnson Matthey PLC	3,480	140,692
LANXESS AG	1,175	85,649
Linde PLC	725	228,078
Mitsui Chemicals, Inc.	1,400	48,331
Mosaic Co. (The)	1,890	60,820
Sumitomo Chemical Co., Ltd.	1,500	7,604
Umicore SA	860	56,590
W R Grace & Co.	2,204	153,487

		1,917,671

26 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction Materials – 0.2%
Forterra, Inc.(a)	13,226	$304,727

Metals & Mining – 0.3%
China Hongqiao Group Ltd.	12,500	18,540
Cia Siderurgica Nacional SA	8,700	58,653
Evraz PLC	11,632	94,617
Fortescue Metals Group Ltd.	5,620	85,678
Hunan Valin Steel Co., Ltd. – Class A	83,400	100,592
Kumba Iron Ore Ltd.(b)	1,082	48,592
Norsk Hydro ASA	5,410	37,347
Rio Tinto Ltd.	1,020	82,993

		527,012

Paper & Forest Products – 0.3%
Domtar Corp.(a)	8,254	452,567

		3,201,977

Real Estate – 2.0%
Equity Real Estate Investment Trusts (REITs) – 1.5%
American Campus Communities, Inc.	748	38,036
American Tower Corp.	2,938	858,395
Iron Mountain, Inc.	2,290	109,347
MGM Growth Properties LLC – Class A	80	3,317
New Senior Investment Group, Inc.	19,638	171,440
Nippon Building Fund, Inc.	8	51,951
Orix JREIT, Inc.(b)	49	87,342
QTS Realty Trust, Inc. – Class A	1,308	101,998
VEREIT, Inc.	10,392	525,108
VICI Properties, Inc.(b)	3,110	96,130
Weyerhaeuser Co.	2,910	104,760
WPT Industrial Real Estate Investment Trust	10,717	233,202

		2,381,026

Real Estate Management & Development – 0.5%
CBRE Group, Inc. – Class A(a)	2,668	256,928
Deutsche Wohnen SE	3,844	238,609
FirstService Corp.	420	78,005
Hopson Development Holdings Ltd.	6,000	23,375
Nomura Real Estate Holdings, Inc.	3,200	81,950
Vonovia SE	764	51,578

		730,445

		3,111,471

Consumer Staples – 1.7%
Beverages – 0.6%
Asahi Group Holdings Ltd.	6,641	308,704

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Chongqing Brewery Co., Ltd.(a)	3,890	$84,586
Coca-Cola Co. (The)	6,617	372,603
Constellation Brands, Inc. – Class A	800	168,912
PepsiCo, Inc.	210	32,842

		967,647

Food & Staples Retailing – 0.3%
Koninklijke Ahold Delhaize NV	6,131	206,844
Kroger Co. (The)	2,710	124,742
Progenic Pharmaceuticals, Inc.(d)(e)	24,977	– 0	–
Walmart, Inc.	1,372	203,193

		534,779

Food Products – 0.5%
Archer-Daniels-Midland Co.	1,530	91,800
Bunge Ltd.	1,233	93,350
JM Smucker Co. (The)	610	75,439
Nestle SA	729	92,065
Salmar ASA	2,405	161,203
Sanderson Farms, Inc.	594	116,721
Tyson Foods, Inc. – Class A	1,240	97,365

		727,943

Household Products – 0.1%
Procter & Gamble Co. (The)	1,167	166,169

Tobacco – 0.2%
Philip Morris International, Inc.	1,113	114,639
Swedish Match AB	21,730	200,756

		315,395

		2,711,933

Utilities – 0.7%
Electric Utilities – 0.5%
American Electric Power Co., Inc.	670	60,012
Enel SpA	11,288	102,838
Iberdrola SA	6,807	84,349
NextEra Energy, Inc.	1,412	118,594
NRG Energy, Inc.	2,319	105,909
PNM Resources, Inc.	9,737	481,981

		953,683

Gas Utilities – 0.1%
UGI Corp.	2,063	95,538

Multi-Utilities – 0.1%
Ameren Corp.	1,101	96,580

		1,145,801

28 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Energy – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
Cheniere Energy, Inc.(a)		818	$71,542
Imperial Oil Ltd.		2,120	56,107
LUKOIL PJSC (Sponsored ADR)		1,671	142,954
Neste Oyj		1,444	87,957
OMV AG		954	52,843
Parkland Corp./Canada		455	13,585
Royal Dutch Shell PLC – Class B		15,643	307,816
Shaanxi Coal Industry Co., Ltd.		33,100	70,145

			802,949

Total Common Stocks (cost $59,851,391)			76,542,000

INVESTMENT COMPANIES – 20.6%
Funds and Investment Trusts – 20.6%(f)
AB All Market Real Return Portfolio – Class Z(g)		1,087,096	11,284,055
AB High Income Fund, Inc. – Class Z(g)		2,039,614	16,500,479
Consumer Staples Select Sector SPDR Fund(b)		1,803	130,285
Financial Select Sector SPDR Fund		3,941	151,334
Health Care Select Sector SPDR Fund		14,125	1,909,841
iShares JPMorgan USD Emerging Markets Bond ETF		1,396	158,292
iShares MSCI ACWI ETF		1,705	177,883
iShares MSCI Europe Financials ETF		6,743	135,501
iShares MSCI Global Min Vol Factor ETF(b)		2,423	258,655
iShares US Technology ETF(b)		4,064	439,806
US Global Jets ETF		4,171	95,849
Utilities Select Sector SPDR Fund		480	32,899
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E		4,127	128,639
Vanguard Global ex-U.S. Real Estate ETF		19,770	1,171,570

Total Investment Companies (cost $30,384,968)			32,575,088

		Principal Amount (000)
GOVERNMENTS - TREASURIES – 12.0%
Australia – 0.6%
Australia Government Bond Series 144 3.75%, 04/21/2037(c)	AUD	100	94,806

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 145 2.75%, 06/21/2035(c)	AUD	416	$353,285
Series 150 3.00%, 03/21/2047(c)		400	349,046
Series 164 0.50%, 09/21/2026(c)		205	149,066

			946,203

Austria – 0.4%
Republic of Austria Government Bond Zero Coupon, 02/20/2031(c)	EUR	276	330,691
0.50%, 02/20/2029(c)		189	237,221

			567,912

Belgium – 0.1%
Kingdom of Belgium Government Bond Series 76 1.90%, 06/22/2038(c)		95	140,742

China – 1.1%
China Government Bond Series 1916 3.12%, 12/05/2026	CNY	7,590	1,195,606
Series INBK 3.39%, 03/16/2050		3,560	539,668

			1,735,274

Colombia – 0.1%
Colombian TES Series B 5.75%, 11/03/2027	COP	845,200	216,552

Finland – 0.1%
Finland Government Bond 0.50%, 09/15/2027-09/15/2028(c)	EUR	92	115,571

Germany – 0.3%
Bundesrepublik Deutschland Bundesanleihe Series 2007 4.25%, 07/04/2039(c)		58	123,721
Series 3 4.75%, 07/04/2034(c)		110	217,117
Series G Zero Coupon, 08/15/2050(c)		100	116,371

			457,209

Ireland – 0.2%
Ireland Government Bond Zero Coupon, 10/18/2031(c)		340	401,226

30 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Italy – 1.8%
Italy Buoni Poliennali Del Tesoro 0.25%, 03/15/2028(c)	EUR	655	$772,154
0.50%, 07/15/2028(c)		673	803,664
0.95%, 09/15/2027(c)		920	1,135,532
1.50%, 04/30/2045(c)		75	88,211

			2,799,561

Japan – 1.9%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	101,550	935,000
Series 359 0.10%, 06/20/2030		90,800	835,915
Japan Government Thirty Year Bond Series 62 0.50%, 03/20/2049		13,700	121,728
Series 65 0.40%, 12/20/2049		41,150	353,800
Series 68 0.60%, 09/20/2050		33,250	300,004
Japan Government Twenty Year Bond Series 143 1.60%, 03/20/2033		27,400	292,206
Series 171 0.30%, 12/20/2039		26,000	234,096

			3,072,749

Malaysia – 0.1%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030	MYR	670	175,314

Mexico – 0.2%
Mexican Bonos Series M 7.75%, 05/29/2031	MXN	7,046	369,908

South Korea – 0.8%
Korea Treasury Bond Series 2603 1.25%, 03/10/2026	KRW	1,211,740	1,025,431
Series 3012 1.50%, 12/10/2030		368,290	306,140

			1,331,571

Spain – 0.4%
Spain Government Bond 1.20%, 10/31/2040(c)	EUR	340	419,320

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.20%, 01/31/2037(c)	EUR	86	$154,357

			573,677

Thailand – 0.1%
Thailand Government Bond 2.00%, 12/17/2031	THB	3,350	107,581

United Kingdom – 0.4%
United Kingdom Gilt 1.25%, 07/31/2051(c)	GBP	100	143,588
1.75%, 09/07/2037(c)		352	539,374

			682,962

United States – 3.4%
U.S. Treasury Bonds 1.125%, 08/15/2040(h)(i)	U.S.$	955	847,562
1.875%, 02/15/2051		460	453,819
U.S. Treasury Notes 0.125%, 08/15/2023		1,999	1,996,189
1.625%, 10/31/2026		1,270	1,323,181
2.125%, 05/31/2026(i)		640	681,400

			5,302,151

Total Governments - Treasuries (cost $18,914,389)			18,996,163

CORPORATES - INVESTMENT GRADE – 4.3%
Financial Institutions – 2.3%
Banking – 1.7%
ABN AMRO Bank NV 0.60%, 01/15/2027(c)	EUR	100	120,713
Banco Bilbao Vizcaya Argentaria SA Series G 0.50%, 01/14/2027(c)		100	119,704
Banco Santander SA 1.125%, 06/23/2027(c)		100	123,913
Bank of America Corp. 1.776%, 05/04/2027(c)		100	127,081
4.271%, 07/23/2029	U.S.$	56	64,324
BNP Paribas SA 0.50%, 09/01/2028(c)	EUR	100	118,824
CaixaBank SA 0.375%, 11/18/2026(c)		100	118,923
Citigroup, Inc. 1.50%, 07/24/2026(c)		110	136,747
3.98%, 03/20/2030	U.S.$	14	15,913
4.075%, 04/23/2029		17	19,278
Credit Suisse Group AG 4.194%, 04/01/2031(c)		250	283,607

32 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S 0.75%, 06/09/2029(c)	EUR	100	$119,219
Deutsche Bank AG/New York NY 3.961%, 11/26/2025	U.S.$	150	162,838
Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032		69	69,759
2.60%, 02/07/2030		69	71,922
HSBC Holdings PLC Series GEN 0.309%, 11/13/2026(c)	EUR	100	118,887
ING Groep NV 1.726%, 04/01/2027	U.S.$	200	202,700
JPMorgan Chase & Co. 1.09%, 03/11/2027(c)	EUR	100	123,065
Series I 3.599% (LIBOR 3 Month + 3.47%), 10/30/2021(j)(k)	U.S.$	13	13,064
Series V 3.465% (LIBOR 3 Month + 3.32%), 10/01/2021(j)(k)		7	7,002
Series Z 3.926% (LIBOR 3 Month + 3.80%), 11/01/2021(j)(k)		16	16,082
Natwest Group PLC 0.78%, 02/26/2030(c)	EUR	100	119,243
PNC Financial Services Group, Inc. (The) Series O 3.804% (LIBOR 3 Month + 3.68%), 11/01/2021(j)(k)	U.S.$	9	9,040
Raiffeisen Bank International AG 1.375%, 06/17/2033(c)	EUR	100	119,407
Standard Chartered PLC 1.625%, 10/03/2027(c)		100	126,363
US Bancorp Series J 5.30%, 04/15/2027(k)	U.S.$	46	52,662
Wells Fargo & Co. 1.00%, 02/02/2027(c)	EUR	120	147,315

			2,727,595

Brokerage – 0.1%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(k)	U.S.$	88	92,574
SURA Asset Management SA 4.875%, 04/17/2024(c)		107	115,179

			207,753

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.1%
Air Lease Corp. 3.625%, 04/01/2027	U.S.$	14	$15,126
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		12	12,069
4.125%, 08/01/2025(c)		27	29,257
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	50	73,309
Synchrony Financial 3.95%, 12/01/2027	U.S.$	15	16,742

			146,503

Insurance – 0.2%
Alleghany Corp. 3.625%, 05/15/2030		20	22,297
Berkshire Hathaway, Inc. 1.125%, 03/16/2027	EUR	100	124,865
CNP Assurances 2.50%, 06/30/2051(c)		100	128,415
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)	U.S.$	21	37,386

			312,963

REITs – 0.2%
Essential Properties LP 2.95%, 07/15/2031		70	70,683
Vornado Realty LP 3.40%, 06/01/2031		65	67,897
WPC Eurobond BV 0.95%, 06/01/2030	EUR	100	117,970

			256,550

			3,651,364

Industrial – 1.8%
Basic – 0.1%
Suzano Austria GmbH 3.75%, 01/15/2031	U.S.$	85	89,186

Communications - Media – 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.375%, 05/01/2047		65	79,946
Discovery Communications LLC 4.65%, 05/15/2050		16	18,951
5.20%, 09/20/2047		41	51,585
5.30%, 05/15/2049		20	25,536
ViacomCBS, Inc. 5.50%, 05/15/2033		40	51,387

			227,405

34 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.2%
AT&T, Inc. 1.60%, 05/19/2028	EUR	105	$133,924
3.50%, 09/15/2053(c)	U.S.$	20	20,530
3.65%, 09/15/2059(c)		69	71,003
British Telecommunications PLC 9.625%, 12/15/2030		40	61,746
T-Mobile USA, Inc. 3.40%, 10/15/2052(c)		90	91,334

			378,537

Consumer Cyclical - Other – 0.1%
Las Vegas Sands Corp. 3.90%, 08/08/2029		70	73,699

Consumer Cyclical - Retailers – 0.0%
Ross Stores, Inc. 4.70%, 04/15/2027		15	17,400

Consumer Non-Cyclical – 0.4%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	100	137,521
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049	U.S.$	80	111,426
Banner Health 2.338%, 01/01/2030		70	72,311
BAT Capital Corp. 4.906%, 04/02/2030		79	91,747
Gilead Sciences, Inc. 4.80%, 04/01/2044		45	57,843
Imperial Brands Finance Netherlands BV 1.75%, 03/18/2033(c)	EUR	100	120,226

			591,074

Energy – 0.5%
Cenovus Energy, Inc. 4.40%, 04/15/2029	U.S.$	80	89,907
Chevron USA, Inc. 5.25%, 11/15/2043		105	144,729
Enbridge Energy Partners LP 7.375%, 10/15/2045		58	92,883
Energy Transfer LP 6.25%, 04/15/2049		100	132,477
Marathon Petroleum Corp. 6.50%, 03/01/2041		15	20,851
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		9	9,549
3.80%, 09/15/2030		18	19,385

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Suncor Energy, Inc. 6.50%, 06/15/2038	U.S.$	19	$26,723
6.85%, 06/01/2039		44	64,436
TransCanada PipeLines Ltd. 7.625%, 01/15/2039		59	92,407
Valero Energy Corp. 6.625%, 06/15/2037		20	27,297

			720,644

Technology – 0.3%
Baidu, Inc. 1.625%, 02/23/2027		200	200,710
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 01/15/2027		31	34,217
Broadcom, Inc. 4.11%, 09/15/2028		32	35,915
5.00%, 04/15/2030		15	17,791
Fidelity National Information Services, Inc. 1.00%, 12/03/2028	EUR	100	122,866
Oracle Corp. 3.95%, 03/25/2051	U.S.$	61	67,609
VeriSign, Inc. 2.70%, 06/15/2031		31	31,941

			511,049

Transportation - Services – 0.1%
FedEx Corp. 0.45%, 05/04/2029	EUR	100	119,127

			2,728,121

Utility – 0.2%
Electric – 0.2%
E.ON International Finance BV 1.25%, 10/19/2027(c)		50	63,220
Enel Finance International NV 0.50%, 06/17/2030(c)		120	143,430
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	U.S.$	23	23,305
SSE PLC 1.375%, 09/04/2027(c)	EUR	100	126,370

			356,325

Total Corporates - Investment Grade (cost $6,595,191)			6,735,810

36 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.3%
France – 0.4%
French Republic Government Bond OAT Series OATE 0.10%, 03/01/2026(c)	EUR	551	$713,516

Germany – 0.5%
Deutsche Bundesrepublik Inflation Linked Bond 0.10%, 04/15/2026(c)		550	717,781

United States – 0.4%
U.S. Treasury Inflation Index 0.125%, 04/15/2026-01/15/2031 (TIPS)	U.S.$	519	571,421

Total Inflation-Linked Securities (cost $1,998,672)			2,002,718

MORTGAGE PASS-THROUGHS – 1.1%
Agency Fixed Rate 30-Year – 1.1%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049		127	137,724
Federal National Mortgage Association Series 2018 3.50%, 03/01/2048		268	289,857
4.50%, 09/01/2048		118	129,749
Government National Mortgage Association Series 2021 3.00%, 09/21/2051, TBA		224	234,168
Uniform Mortgage-Backed Security Series 2021 2.00%, 09/14/2051, TBA		149	150,717
2.50%, 09/14/2051, TBA		689	715,806

			1,658,021

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2011 2.207% (LIBOR 12 Month + 1.76%), 05/01/2038(i)		22	23,135
Federal National Mortgage Association Series 2003 2.222% (LIBOR 12 Month + 1.81%), 12/01/2033(i)		16	16,632

			39,767

Total Mortgage Pass-Throughs (cost $1,663,475)			1,697,788

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
France – 0.3%
Dexia Credit Local SA 0.50%, 01/17/2025(c)	EUR	400	$485,766

Germany – 0.0%
Kreditanstalt fuer Wiederaufbau Zero Coupon, 06/15/2029(c)		46	55,622

Indonesia – 0.1%
Indonesia Government International Bond 1.00%, 07/28/2029		115	137,008

Mexico – 0.1%
Mexico Government International Bond 4.75%, 04/27/2032	U.S.$	200	231,350

Panama – 0.1%
Panama Government International Bond 8.875%, 09/30/2027		60	82,830

Peru – 0.1%
Peruvian Government International Bond 2.392%, 01/23/2026		86	89,107
2.783%, 01/23/2031		55	56,213

			145,320

Total Governments - Sovereign Bonds (cost $1,149,305)			1,137,896

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
China – 0.5%
China Development Bank Series 1805 4.88%, 02/09/2028	CNY	2,100	355,843
Series 2015 3.70%, 10/20/2030		3,080	491,323

			847,166

Mexico – 0.1%
Petroleos Mexicanos 5.95%, 01/28/2031	U.S.$	10	9,819
6.75%, 09/21/2047		75	65,887

			75,706

Total Quasi-Sovereigns (cost $878,712)			922,872

38 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.5%
CLO - Floating Rate – 0.5%
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 1.934% (LIBOR 3 Month + 1.80%), 07/21/2031(c)(i)	U.S.$	250	$250,005
Neuberger Berman Loan Advisers CLO 29 Ltd. Series 2018-29A, Class B1 1.834% (LIBOR 3 Month + 1.70%), 10/19/2031(c)(i)		250	250,257
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class A 1.241% (LIBOR 3 Month + 1.10%), 07/16/2035(c)(i)		100	100,037
Rockford Tower CLO Ltd. Series 2021-2A, Class A1 1.273% (LIBOR 3 Month + 1.16%), 07/20/2034(c)(i)		250	250,155

Total Collateralized Loan Obligations (cost $850,000)			850,454

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.5%
Non-Agency Floating Rate CMBS – 0.4%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.096% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(i)		100	100,102
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.096% (LIBOR 1 Month + 1.00%), 04/15/2034(c)(i)		105	104,593
Great Wolf Trust Series 2019-WOLF, Class C 1.729% (LIBOR 1 Month + 1.63%), 12/15/2036(c)(i)		210	209,605
GS Mortgage Securities Corp. Trust Series 2019-SMP, Class C 1.796% (LIBOR 1 Month + 1.70%), 08/15/2032(c)(i)		160	159,954
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.596% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(i)		105	104,968

			679,222

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate CMBS – 0.1%
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 04/10/2031(c)	U.S.$	23	$22,823
Series 2013-G1, Class A2 3.557%, 04/10/2031(c)		134	133,970

			156,793

Total Commercial Mortgage-Backed Securities (cost $834,331)			836,015

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%
Risk Share Floating Rate – 0.5%
Eagle RE Ltd. Series 2018-1, Class M1 1.784% (LIBOR 1 Month + 1.70%), 11/25/2028(c)(i)		60	60,261
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class M1 1.284% (LIBOR 1 Month + 1.20%), 10/25/2029(i)		31	30,833
Series 2021-DNA3, Class M2 2.15% (SOFR + 2.10%), 10/25/2033(c)(i)		39	39,953
Series 2021-DNA5, Class M2 1.70% (SOFR + 1.65%), 01/25/2034(c)(i)		25	25,110
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 4.984% (LIBOR 1 Month + 4.90%), 11/25/2024(i)		53	54,348
Series 2014-C04, Class 2M2 5.084% (LIBOR 1 Month + 5.00%), 11/25/2024(i)		27	27,293
Series 2015-C04, Class 1M2 5.784% (LIBOR 1 Month + 5.70%), 04/25/2028(i)		23	23,719
Series 2016-C01, Class 2M2 7.034% (LIBOR 1 Month + 6.95%), 08/25/2028(i)		22	23,184
Series 2016-C02, Class 1M2 6.084% (LIBOR 1 Month + 6.00%), 09/25/2028(i)		25	26,261
Series 2016-C05, Class 2M2 4.534% (LIBOR 1 Month + 4.45%), 01/25/2029(i)		84	86,695

40 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C06, Class 1M2 4.334% (LIBOR 1 Month + 4.25%), 04/25/2029(i)	U.S.$	165	$170,436
Series 2017-C01, Class 1M2 3.634% (LIBOR 1 Month + 3.55%), 07/25/2029(i)		114	117,339
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.088% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(i)		61	61,267

			746,699

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.629%, 05/28/2035		33	31,310

Total Collateralized Mortgage Obligations (cost $780,359)			778,009

LOCAL GOVERNMENTS - PROVINCIAL BONDS – 0.3%
Canada – 0.3%
Province of Ontario Canada 6.50%, 03/08/2029	CAD	240	255,924
Province of Quebec Canada 2.75%, 09/01/2027		305	261,829

Total Local Governments - Provincial Bonds (cost $502,941)			517,753

ASSET-BACKED SECURITIES – 0.3%
Autos - Fixed Rate – 0.1%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class C 4.95%, 03/20/2025(c)	U.S.$	120	129,725
Flagship Credit Auto Trust Series 2018-3, Class D 4.15%, 12/16/2024(c)		78	81,795

			211,520

Other ABS - Fixed Rate – 0.1%
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(c)		85	89,367

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 02/25/2027(c)	U.S.$	59	$60,039

			149,406

Other ABS - Floating Rate – 0.1%
Nelnet Student Loan Trust Series 2021-CA, Class AFL 0.829% (LIBOR 1 Month + 0.74%), 04/20/2062(c)(i)		126	126,000

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.209% (LIBOR 1 Month + 1.13%), 12/25/2032(i)		6	5,985

Total Asset-Backed Securities (cost $473,423)			492,911

GOVERNMENTS - SOVEREIGN AGENCIES – 0.3%
Canada – 0.2%
Canada Housing Trust No. 1 1.80%, 12/15/2024(c)	CAD	85	69,516
1.95%, 12/15/2025(c)		275	226,600

			296,116

France – 0.1%
Societe Nationale SNCF SA 1.80%, 12/15/2024(c)	EUR	100	123,517

Total Governments - Sovereign Agencies (cost $424,112)			419,633

COVERED BONDS – 0.1%
Norway – 0.1%
DNB Boligkreditt AS 0.625%, 06/19/2025(c)		102	125,166

South Korea – 0.0%
Korea Housing Finance Corp. 0.01%, 06/29/2026(c)		100	119,189

Total Covered Bonds (cost $245,117)			244,355

42 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.1%
Japan – 0.1%
Japan Finance Organization for Municipalities Series G 0.05%, 02/12/2027(c) (cost $120,647)	EUR	100	$119,650

		Shares
SHORT-TERM INVESTMENTS – 6.3%
Investment Companies – 6.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(l) (cost $9,906,247)		9,906,247	9,906,247

Total Investments Before Security Lending Collateral for Securities Loaned – 98.0% (cost $135,573,280)			154,775,362

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(l) (cost $1,351,803)		1,351,803	1,351,803

Total Investments – 98.9% (cost $136,925,083)			156,127,165
Other assets less liabilities – 1.1%			1,787,077

Net Assets – 100.0%			$157,914,242

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	26	September 2021	$2,773,329	$21,574
10 Yr Canadian Bond Futures	19	December 2021	2,200,666	4,747
E-Mini Russell 2000 Futures	14	September 2021	1,589,840	(35,383)
Euro STOXX 50 Index Futures	28	September 2021	1,382,446	15,934
Euro-Schatz Futures	3	September 2021	397,724	422
FTSE 100 Index Futures	4	September 2021	390,265	5
FTSE KLCI Futures	37	September 2021	706,934	8,315
FTSE/JSE Top 40 Futures	7	September 2021	291,223	3,352

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Hang Seng Index Futures	5	September 2021	$827,842	$8,275
Long Gilt Future	38	December 2021	6,699,810	(14,149)
MSCI EAFE Futures	9	September 2021	1,058,175	(6,648)
MSCI Emerging Markets Futures	30	September 2021	1,948,800	(113,025)
S&P 400 E-Mini Futures	6	September 2021	1,651,200	15,871
SPI 200 Futures	1	September 2021	136,745	1,676
TOPIX Index Futures	8	September 2021	1,428,532	6,899
U.S. T-Note 5 Yr (CBT) Futures	56	December 2021	6,928,250	9,436
U.S. Ultra Bond (CBT) Futures	41	December 2021	8,088,531	27,111
WIG 20 Index Futures	45	September 2021	550,553	19,815

Sold Contracts
10 Yr Japan Bond (OSE) Futures	1	September 2021	1,383,084	(7,414)
10 Yr Mini Japan Government Bond Futures	7	September 2021	968,159	479
BIST 30 Futures	338	October 2021	660,027	(3,216)
E-Mini Russell 2000 Futures	12	September 2021	1,521,720	(89,818)
Euro-BOBL Futures	16	September 2021	2,549,854	(15,111)
FTSE China A50 Futures	12	September 2021	177,048	2,502
MEX BOLSA Index Futures	7	September 2021	185,561	(6,855)
MSCI Singapore IX ETS Futures	20	September 2021	523,857	4,180
OMXS30 Index Futures	19	September 2021	518,240	4,918
S&P 500 E-Mini Futures	30	September 2021	6,780,750	(419,888)
S&P TSX 60 Index Futures	3	September 2021	584,901	(10,476)
SGX Nifty 50 Futures	32	September 2021	1,096,032	(29,299)
U.S. 10 Yr Ultra Futures	14	December 2021	2,072,219	(10,387)
U.S. T-Note 2 Yr (CBT) Futures	17	December 2021	3,745,578	(2,544)
U.S. T-Note 10 Yr (CBT) Futures	13	December 2021	1,734,890	(7,323)

				$(616,025)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	CZK	13,166	USD	614	09/17/2021	$2,484
Bank of America, NA	NZD	1,760	USD	1,235	09/15/2021	(4,740)
Bank of America, NA	USD	164	PEN	644	09/16/2021	(6,431)
Bank of America, NA	USD	1,871	RUB	139,737	09/30/2021	29,318
Barclays Bank PLC	IDR	2,415,262	USD	169	10/15/2021	(183)
Barclays Bank PLC	KRW	328,771	USD	283	10/28/2021	(963)
Barclays Bank PLC	INR	24,297	USD	332	10/08/2021	262
Barclays Bank PLC	MYR	845	USD	204	09/23/2021	1,081
Barclays Bank PLC	GBP	455	USD	623	09/15/2021	(1,898)
Barclays Bank PLC	USD	916	MYR	3,797	09/23/2021	(3,333)
Barclays Bank PLC	USD	568	CAD	721	09/15/2021	3,908
Barclays Bank PLC	USD	220	MYR	918	09/23/2021	370
Barclays Bank PLC	USD	669	AUD	930	09/15/2021	11,146
Barclays Bank PLC	USD	147	PHP	7,306	10/21/2021	154
Barclays Bank PLC	USD	163	IDR	2,390,678	10/15/2021	4,869

44 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	HUF	270,732	USD	914	09/17/2021	$(1,391)
BNP Paribas SA	NOK	4,406	USD	505	10/13/2021	(1,976)
Citibank, NA	COP	3,460,207	USD	902	09/16/2021	(15,191)
Citibank, NA	JPY	417,067	USD	3,810	11/17/2021	17,010
Citibank, NA	CLP	234,600	USD	303	09/16/2021	(328)
Citibank, NA	CLP	127,909	USD	170	09/16/2021	4,406
Citibank, NA	CNY	16,903	USD	2,596	09/16/2021	(19,017)
Citibank, NA	AUD	1,269	USD	915	11/09/2021	(14,161)
Citibank, NA	USD	1,676	INR	126,256	10/08/2021	47,527
Citibank, NA	USD	176	COP	681,277	09/16/2021	5,084
Credit Suisse International	CNY	2,225	USD	342	09/16/2021	(1,700)
Credit Suisse International	USD	514	JPY	56,415	09/15/2021	(847)
Deutsche Bank AG	AUD	1,068	USD	782	09/15/2021	815
Deutsche Bank AG	USD	1,719	SEK	14,883	09/15/2021	6,189
Goldman Sachs Bank USA	RUB	65,257	USD	881	09/30/2021	(7,112)
Goldman Sachs Bank USA	BRL	2,700	USD	525	09/02/2021	2,792
Goldman Sachs Bank USA	EUR	1,404	USD	1,652	09/15/2021	(6,093)
Goldman Sachs Bank USA	CAD	458	USD	356	09/24/2021	(7,330)
Goldman Sachs Bank USA	USD	531	EUR	452	09/15/2021	3,201
Goldman Sachs Bank USA	USD	685	GBP	498	09/15/2021	577
Goldman Sachs Bank USA	USD	263	BRL	1,352	10/04/2021	(2,636)
Goldman Sachs Bank USA	USD	520	BRL	2,700	09/02/2021	2,137
Goldman Sachs Bank USA	USD	421	RUB	31,387	09/30/2021	6,445
Goldman Sachs Bank USA	USD	972	PHP	49,357	10/21/2021	19,358
HSBC Bank USA	CNY	367	USD	56	09/16/2021	(432)
Morgan Stanley Capital Services, Inc.	KRW	1,228,043	USD	1,077	10/28/2021	17,803
Morgan Stanley Capital Services, Inc.	BRL	2,700	USD	515	09/02/2021	(6,896)
Morgan Stanley Capital Services, Inc.	PEN	2,098	USD	527	09/16/2021	14,513
Morgan Stanley Capital Services, Inc.	MYR	3,199	USD	773	09/23/2021	3,516
Morgan Stanley Capital Services, Inc.	CAD	705	USD	566	09/24/2021	6,898
Morgan Stanley Capital Services, Inc.	USD	351	MYR	1,450	09/23/2021	(2,706)
Morgan Stanley Capital Services, Inc.	USD	2	CLP	1,194	09/16/2021	(34)
Morgan Stanley Capital Services, Inc.	USD	513	BRL	2,700	10/04/2021	6,912
Morgan Stanley Capital Services, Inc.	USD	525	BRL	2,700	09/02/2021	(2,792)
Morgan Stanley Capital Services, Inc.	USD	504	NOK	4,406	10/13/2021	3,151
Natwest Markets PLC	COP	1,051,524	USD	272	09/16/2021	(6,949)
Natwest Markets PLC	ZAR	9,333	USD	671	09/16/2021	29,628
Standard Chartered Bank	KRW	613,035	USD	534	10/28/2021	5,558
Standard Chartered Bank	JPY	91,895	USD	842	09/15/2021	6,874
Standard Chartered Bank	TWD	26,987	USD	968	10/21/2021	(11,654)
Standard Chartered Bank	GBP	498	USD	690	09/15/2021	4,841

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	CHF	498	USD	547	09/15/2021	$2,738
Standard Chartered Bank	USD	1,591	EUR	1,350	09/15/2021	3,445
Standard Chartered Bank	USD	464	PHP	23,380	10/21/2021	5,852
State Street Bank & Trust Co.	JPY	32,027	USD	292	09/15/2021	1,184
State Street Bank & Trust Co.	THB	28,942	USD	885	10/07/2021	(12,369)
State Street Bank & Trust Co.	JPY	12,563	USD	114	09/15/2021	(31)
State Street Bank & Trust Co.	EUR	10,185	USD	12,103	11/08/2021	62,173
State Street Bank & Trust Co.	MXN	7,593	USD	371	10/28/2021	(4,674)
State Street Bank & Trust Co.	NOK	8,671	USD	973	09/15/2021	(23,948)
State Street Bank & Trust Co.	SEK	3,321	USD	381	09/15/2021	(3,704)
State Street Bank & Trust Co.	PLN	1,349	USD	348	09/17/2021	(4,419)
State Street Bank & Trust Co.	CAD	1,022	USD	815	09/24/2021	5,149
State Street Bank & Trust Co.	CAD	556	USD	445	09/15/2021	3,795
State Street Bank & Trust Co.	AUD	799	USD	580	09/15/2021	(4,384)
State Street Bank & Trust Co.	EUR	399	USD	469	09/15/2021	(1,931)
State Street Bank & Trust Co.	GBP	361	USD	495	11/10/2021	(1,137)
State Street Bank & Trust Co.	CHF	589	USD	653	10/28/2021	8,805
State Street Bank & Trust Co.	CAD	313	USD	248	09/15/2021	(151)
State Street Bank & Trust Co.	CHF	249	USD	273	09/15/2021	563
State Street Bank & Trust Co.	GBP	322	USD	442	09/15/2021	(886)
State Street Bank & Trust Co.	AUD	164	USD	118	11/09/2021	(1,706)
State Street Bank & Trust Co.	EUR	194	USD	228	11/08/2021	(992)
State Street Bank & Trust Co.	USD	616	EUR	523	11/08/2021	2,178
State Street Bank & Trust Co.	USD	3	PLN	10	09/17/2021	(23)
State Street Bank & Trust Co.	USD	1,035	EUR	871	11/08/2021	(6,784)
State Street Bank & Trust Co.	USD	143	CHF	131	09/15/2021	263
State Street Bank & Trust Co.	USD	462	CAD	591	09/24/2021	5,869
State Street Bank & Trust Co.	USD	285	GBP	207	09/15/2021	(186)
State Street Bank & Trust Co.	USD	153	NZD	222	09/15/2021	3,552
State Street Bank & Trust Co.	USD	340	GBP	248	09/15/2021	217
State Street Bank & Trust Co.	USD	407	CAD	514	09/15/2021	111
State Street Bank & Trust Co.	USD	232	CAD	293	09/24/2021	(7)
State Street Bank & Trust Co.	USD	233	CAD	293	09/15/2021	(914)
State Street Bank & Trust Co.	USD	342	NZD	491	10/15/2021	4,463
State Street Bank & Trust Co.	USD	148	ZAR	2,156	09/16/2021	180
State Street Bank & Trust Co.	USD	160	CZK	3,445	09/17/2021	49
State Street Bank & Trust Co.	USD	1,425	NOK	12,556	09/15/2021	19,118
State Street Bank & Trust Co.	USD	318	CZK	6,812	09/17/2021	(1,297)
State Street Bank & Trust Co.	USD	344	MXN	7,044	10/28/2021	4,578
State Street Bank & Trust Co.	USD	281	JPY	30,756	11/17/2021	(1,197)
State Street Bank & Trust Co.	USD	228	HUF	69,339	09/17/2021	6,813

						$212,389

46 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	2,380	02/09/2023	3 Month LIBOR	0.200%	Quarterly/Semi-Annual	$(65)	$	– 0	–	$(65)
CAD	1,960	05/22/2024	3 Month CDOR	1.980%	Semi-Annual	48,777		1		48,776
CNY	6,550	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	7,563		– 0	–	7,563
CNY	19,495	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	27,658		– 0	–	27,658
CNY	19,785	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	30,380		– 0	–	30,380
USD	480	02/09/2031	1.226%	3 Month LIBOR	Semi-Annual/ Quarterly	2,325		– 0	–	2,325
SEK	20	06/09/2031	0.819%	3 Month STIBOR	Annual/ Quarterly	(52)		– 0	–	(52)
SEK	2,810	07/12/2031	0.618%	3 Month STIBOR	Annual/ Quarterly	(575)		– 0	–	(575)
NZD	520	07/12/2031	3 Month BKBM	1.695%	Quarterly/Semi-Annual	(7,973)		– 0	–	(7,973)
SEK	3,370	07/26/2031	0.593%	3 Month STIBOR	Annual/ Quarterly	411		1		410
NZD	370	07/26/2031	3 Month BKBM	1.774%	Quarterly/Semi-Annual	(4,082)		– 0	–	(4,082)
CHF	240	07/26/2031	6 Month LIBOR	(0.125)%	Semi-Annual/ Annual	(453)		(1)		(452)
SEK	2,140	08/13/2031	0.576%	3 Month STIBOR	Annual/ Quarterly	815		– 0	–	815
NOK	2,110	08/13/2031	6 Month NIBOR	1.530%	Semi-Annual/ Annual	(279)		– 0	–	(279)
CHF	340	08/13/2031	6 Month LIBOR	(0.142)%	Semi-Annual/ Annual	(1,481)		– 0	–	(1,481)
EUR	240	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	13,875		– 0	–	13,875
EUR	240	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(25,531)		– 0	–	(25,531)
EUR	240	11/10/2050	0.022%	6 Month EURIBOR	Annual/ Semi-Annual	22,524		1,815		20,709
EUR	240	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(27,964)		– 0	–	(27,964)

						$85,873		$1,816		$84,057

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	15,560	07/18/2022	1.937%	CPI#	Maturity	$637,637	$	– 0	–	$637,637
Citibank, NA	USD	2,880	06/08/2025	1.242%	CPI#	Maturity	290,132		– 0	–	290,132
Goldman Sachs International	USD	1,230	01/18/2023	2.206%	CPI#	Maturity	34,206		– 0	–	34,206
JPMorgan Chase Bank, NA	USD	980	01/14/2026	2.236%	CPI#	Maturity	49,842		– 0	–	49,842

							$1,011,817	$	– 0	–	$1,011,817

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	(5.00)%	Quarterly	2.76%	USD	2,260	$(244,265)	$(200,744)	$(43,521)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
BNP Paribas SA
BNPABPLA	LIBOR Plus 0.20%	Quarterly	USD	321	03/15/2022	$2,628
Citibank, NA
CGABROEE	LIBOR Plus 0.20%	Quarterly	USD	706	03/15/2022	13,002
Goldman Sachs International
Arrow Global Group PLC	LIBOR Plus 0.35%	Monthly	GBP	53	01/05/2023	78
Arrow Global Group PLC	LIBOR Plus 0.35%	Monthly	GBP	41	01/05/2023	60

48 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Arrow Global Group PLC	LIBOR Plus 0.35%	Monthly	GBP	18		01/05/2023	$27
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	50		01/05/2023	633
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	60		01/05/2023	442
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	31		01/05/2023	328
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	30		01/05/2023	268
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	12		01/05/2023	143
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	7		01/05/2023	126
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	14		01/05/2023	105
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	9		01/05/2023	103
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	8		01/05/2023	86
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	5		01/05/2023	56
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	3		01/05/2023	21
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	3		01/05/2023	6
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	1		01/05/2023	(4)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	4		01/05/2023	(7)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	37		01/05/2023	(50)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	59		01/05/2023	(17)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	63		01/05/2023	(282)
JPMorgan Chase Bank, NA
JPABJVAL(1)	LIBOR Plus 0.18%	Quarterly	JPY	22,519		07/15/2022	(1,827)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	13		08/12/2022	457
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	11		08/12/2022	216
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	0	**	08/12/2022	– 0	–
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	0	**	08/12/2022	– 0	–
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	0	**	08/12/2022	– 0	–
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	2		08/12/2022	(9)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	17	08/12/2022	$(72)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	14	08/12/2022	(203)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	29	08/12/2022	(220)
Sumo Group PLC	LIBOR Plus 0.40%	Annual	GBP	15	08/12/2022	(363)
Sumo Group PLC	LIBOR Plus 0.40%	Monthly	GBP	43	08/12/2022	(429)
Morgan Stanley Capital Services LLC
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	16	01/27/2022	301
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	44	01/27/2022	241
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	15	01/27/2022	138
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	27	01/27/2022	71
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	18	01/27/2022	47
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	2	01/27/2022	38
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	8	01/27/2022	9
Avast PLC	LIBOR Plus 0.50%	Monthly	GBP	22	01/27/2022	(69)
Gamesys Group PLC	LIBOR Plus 0.50%	Monthly	GBP	16	01/27/2022	29
Gamesys Group PLC	LIBOR Plus 0.50%	Monthly	GBP	16	01/27/2022	28
IBOVESPA Futures	0.00%	Monthly	BRL	1,669	10/13/2021	(3,069)
KOSPI 200 Futures	0.00%	Monthly	KRW	209,750	09/09/2021	7,292
KOSPI 200 Futures	0.00%	Monthly	KRW	104,875	09/09/2021	(3,477)
KOSPI 200 Futures	0.00%	Monthly	KRW	209,750	09/09/2021	(6,136)
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	35	01/27/2022	6,283
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	32	01/27/2022	6,090
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	32	01/27/2022	5,123
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	32	01/27/2022	5,121
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	31	01/27/2022	4,985
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	19	01/27/2022	3,578
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	15	01/27/2022	2,626
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	15	01/27/2022	2,408

50 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Meggitt PLC	LIBOR Plus 0.50%	Monthly	GBP	14		01/27/2022	$2,287
Swiss Market Index Futures	0.00%	Monthly	CHF	124		09/17/2021	5,004
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	8		01/27/2022	1,768
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	14		01/27/2022	(419)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	14		01/27/2022	(457)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	15		01/27/2022	(511)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	15		01/27/2022	(535)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	14		01/27/2022	(552)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	14		01/27/2022	(659)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Annual	GBP	14		01/27/2022	(699)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	18		01/27/2022	(745)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	12		01/27/2022	(868)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	16		01/27/2022	(1,056)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	28		01/27/2022	(1,125)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	28		01/27/2022	(1,203)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	26		01/27/2022	(1,626)
Ultra Electronics Holdings PLC	LIBOR Plus 0.50%	Monthly	GBP	26		01/27/2022	(1,799)

Pay Total Return on Reference Obligation
Goldman Sachs International
II-VI, Inc.	LIBOR Minus 0.30%	Monthly	USD	38		01/05/2023	2,785
II-VI, Inc.	LIBOR Minus 0.31%	Monthly	USD	37		01/05/2023	3,202
II-VI, Inc.	LIBOR Minus 0.31%	Monthly	USD	37		01/05/2023	1,820
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	0	**	07/15/2025	(12)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	1		07/15/2025	(147)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	2		07/15/2025	(282)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	38		07/15/2025	(969)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	51		07/15/2025	(1,375)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	11	07/15/2025	$(1,386)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	18	07/15/2025	(2,404)
BancorpSouth Bank	LIBOR Minus 0.28%	Monthly	USD	25	07/15/2025	(2,651)
BancorpSouth Bank	LIBOR Minus 0.29%	Monthly	USD	5	07/15/2025	(671)
BancorpSouth Bank	LIBOR Minus 0.29%	Monthly	USD	28	07/15/2025	(2,998)
BancorpSouth Bank	LIBOR Minus 0.29%	Monthly	USD	36	07/15/2025	(5,141)
Canadian National Railway Co.	LIBOR Minus 0.20%	Monthly	USD	18	07/15/2025	(1,773)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	17	07/15/2025	(726)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	32	07/15/2025	(1,930)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	35	07/15/2025	(3,068)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	35	07/15/2025	(3,754)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	44	07/15/2025	(5,639)
Canadian National Railway Co.	LIBOR Minus 0.24%	Monthly	USD	53	07/15/2025	(5,715)
GSABHVIP	LIBOR	Quarterly	USD	257	09/15/2022	67
Independent Bank Corp.	LIBOR Minus 0.06%	Monthly	USD	1	01/05/2023	38
Independent Bank Corp.	LIBOR Minus 0.06%	Monthly	USD	2	07/15/2025	54
Independent Bank Corp.	LIBOR Minus 0.06%	Monthly	USD	6	07/15/2025	18
Independent Bank Corp.	LIBOR Minus 0.07%	Monthly	USD	3	01/05/2023	248
Independent Bank Corp.	LIBOR Minus 0.09%	Monthly	USD	16	07/15/2025	385
Independent Bank Corp.	LIBOR Minus 0.26%	Monthly	USD	1	07/15/2025	(9)
Independent Bank Corp.	LIBOR Minus 0.27%	Monthly	USD	32	01/05/2023	2,546
Independent Bank Corp.	LIBOR Minus 0.27%	Monthly	USD	18	01/05/2023	1,155
Independent Bank Corp.	LIBOR Minus 0.27%	Monthly	USD	2	01/05/2023	187
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	9	01/05/2023	142
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	42	07/15/2025	1,145
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	1	07/15/2025	24

52 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	1		07/15/2025	$9
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	0	**	07/15/2025	1
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	1		07/15/2025	(9)
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	2		07/15/2025	(42)
Independent Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	8		07/15/2025	(78)
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	2		01/05/2023	128
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	1		01/05/2023	67
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	1		01/05/2023	8
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	14		07/15/2025	931
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	7		07/15/2025	421
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	3		07/15/2025	182
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	2		07/15/2025	74
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	1		07/15/2025	63
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	1		07/15/2025	37
Independent Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	0	**	07/15/2025	10
M&T Bank Corp.	LIBOR Minus 0.05%	Monthly	USD	1		01/05/2023	203
M&T Bank Corp.	LIBOR Minus 0.07%	Monthly	USD	35		01/05/2023	4,366
M&T Bank Corp.	LIBOR Minus 0.07%	Monthly	USD	3		01/05/2023	293
M&T Bank Corp.	LIBOR Minus 0.27%	Monthly	USD	10		07/15/2025	1,559
M&T Bank Corp.	LIBOR Minus 0.28%	Monthly	USD	24		01/05/2023	2,986
M&T Bank Corp.	LIBOR Minus 0.28%	Monthly	USD	10		01/05/2023	1,165
M&T Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	28		01/05/2023	4,913
M&T Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	8		01/05/2023	1,187
M&T Bank Corp.	LIBOR Minus 0.29%	Monthly	USD	5		01/05/2023	759
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	36		01/05/2023	2,439

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	14	01/05/2023	$1,560
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	8	01/05/2023	781
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	4	01/05/2023	460
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	3	01/05/2023	320
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	1	01/05/2023	165
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	1	01/05/2023	121
M&T Bank Corp.	LIBOR Minus 0.30%	Monthly	USD	13	07/15/2025	1,886
New York Community Bancorp, Inc.	LIBOR Minus 0.09%	Monthly	USD	9	07/15/2025	(921)
New York Community Bancorp, Inc.	LIBOR Minus 0.29%	Monthly	USD	23	01/05/2023	(1,878)
New York Community Bancorp, Inc.	LIBOR Minus 0.29%	Monthly	USD	41	01/05/2023	(3,438)
New York Community Bancorp, Inc.	LIBOR Minus 0.29%	Monthly	USD	44	01/05/2023	(3,988)
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	84	01/05/2023	1,165
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	37	01/05/2023	666
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	80	01/05/2023	619
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	3	01/05/2023	(87)
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	27	01/05/2023	(949)
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	62	01/05/2023	(996)
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	55	01/05/2023	(1,102)
New York Community Bancorp, Inc.	LIBOR Minus 0.30%	Monthly	USD	38	07/15/2025	(1,506)
JPMorgan Chase Bank, NA
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	2	08/12/2022	(90)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	2	08/12/2022	(104)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	4	08/12/2022	(239)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	9	08/12/2022	(680)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	21	08/12/2022	(1,527)
First Citizens BancShares, Inc.	LIBOR Minus 0.30%	Monthly	USD	28	08/12/2022	(1,619)

54 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	2	08/12/2022	$(216)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	2	08/12/2022	(217)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	2	08/12/2022	(247)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	5	08/12/2022	(294)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	4	08/12/2022	(554)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	10	08/12/2022	(576)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	15	08/12/2022	(592)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	14	08/12/2022	(747)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	15	08/12/2022	(753)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	4	08/12/2022	(761)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	10	08/12/2022	(798)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	6	08/12/2022	(855)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	7	08/12/2022	(912)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	19	08/12/2022	(949)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	18	08/12/2022	(1,040)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	31	08/12/2022	(1,176)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	21	08/12/2022	(1,234)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	19	08/12/2022	(1,329)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	27	08/12/2022	(1,338)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	29	08/12/2022	(1,448)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	13	08/12/2022	(1,506)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	13	08/12/2022	(1,609)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	13	08/12/2022	(1,627)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	13	08/12/2022	(1,677)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	25	08/12/2022	(1,711)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 55

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	29	08/12/2022	$(1,829)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	13	08/12/2022	(1,938)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	31	08/12/2022	(2,315)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	18	08/12/2022	(3,106)
First Citizens BancShares, Inc.	LIBOR Minus 0.31%	Monthly	USD	39	08/12/2022	(5,134)
JPQABHYS	LIBOR Minus 0.14%	Quarterly	USD	94	06/15/2022	(2,326)
MKS Instruments, Inc.	LIBOR Minus 0.30%	Monthly	USD	16	08/12/2022	490
MKS Instruments, Inc.	LIBOR Minus 0.30%	Monthly	USD	1	08/12/2022	80
MKS Instruments, Inc.	LIBOR Minus 0.31%	Monthly	USD	26	08/12/2022	4,174
MKS Instruments, Inc.	LIBOR Minus 0.31%	Monthly	USD	26	08/12/2022	4,090
MKS Instruments, Inc.	LIBOR Minus 0.31%	Monthly	USD	11	08/12/2022	1,193
MKS Instruments, Inc.	LIBOR Minus 0.31%	Monthly	USD	8	08/12/2022	1,180
MKS Instruments, Inc.	LIBOR Minus 0.31%	Monthly	USD	8	08/12/2022	944
MKS Instruments, Inc.	LIBOR Minus 0.31%	Monthly	USD	6	08/12/2022	735
MKS Instruments, Inc.	LIBOR Minus 0.31%	Monthly	USD	6	08/12/2022	717
MKS Instruments, Inc.	LIBOR Minus 0.31%	Monthly	USD	5	08/12/2022	584
MKS Instruments, Inc.	LIBOR Minus 0.31%	Monthly	USD	2	08/12/2022	300
Realty Income Corp.	LIBOR Minus 0.28%	Monthly	USD	2	08/12/2022	(166)
Realty Income Corp.	LIBOR Minus 0.28%	Monthly	USD	24	08/12/2022	(1,621)
Realty Income Corp.	LIBOR Minus 0.28%	Monthly	USD	59	08/12/2022	(3,717)
Realty Income Corp.	LIBOR Minus 0.30%	Monthly	USD	33	08/12/2022	(2,067)
Realty Income Corp.	LIBOR Minus 0.30%	Monthly	USD	38	08/12/2022	(2,342)
Realty Income Corp.	LIBOR Minus 0.31%	Monthly	USD	14	08/12/2022	(579)
Realty Income Corp.	LIBOR Minus 0.31%	Monthly	USD	21	08/12/2022	(1,180)
Realty Income Corp.	LIBOR Minus 0.31%	Monthly	USD	82	08/12/2022	(2,753)

56 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Realty Income Corp.	LIBOR Minus 0.31%	Monthly	USD	86		08/12/2022	$(3,573)
Realty Income Corp.	LIBOR Minus 0.31%	Monthly	USD	126		08/12/2022	(6,885)
Realty Income Corp.	LIBOR Minus 0.32%	Monthly	USD	11		08/12/2022	(471)
Realty Income Corp.	LIBOR Minus 0.32%	Monthly	USD	32		08/12/2022	(1,817)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	4		08/12/2022	(989)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	7		08/12/2022	(1,674)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	36		08/12/2022	(8,585)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	37		08/12/2022	(9,946)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	43		08/12/2022	(11,295)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	46		08/12/2022	(11,436)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	46		08/12/2022	(11,494)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	45		08/12/2022	(11,785)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	48		08/12/2022	(11,875)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	57		08/12/2022	(15,295)
S&P Global, Inc.	LIBOR Minus 0.30%	Monthly	USD	102		08/12/2022	(28,437)
S&P Global, Inc.	LIBOR Minus 0.31%	Monthly	USD	21		08/12/2022	(5,355)
S&P Global, Inc.	LIBOR Minus 0.31%	Monthly	USD	77		08/12/2022	(13,902)
United Community Banks, Inc.	LIBOR Minus 0.30%	Monthly	USD	11		08/12/2022	60
United Community Banks, Inc.	LIBOR Minus 0.31%	Monthly	USD	8		08/12/2022	117
United Community Banks, Inc.	LIBOR Minus 0.31%	Monthly	USD	2		08/12/2022	(111)
United Community Banks, Inc.	LIBOR Minus 0.31%	Monthly	USD	7		08/12/2022	(357)
United Community Banks, Inc.	LIBOR Minus 0.31%	Monthly	USD	26		08/12/2022	(572)
United Community Banks, Inc.	LIBOR Minus 0.31%	Monthly	USD	0	**	08/12/2022	(11)
Ventas, Inc.	LIBOR Minus 0.29%	Monthly	USD	31		08/12/2022	520
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	79		08/12/2022	2,016

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 57

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	25		08/12/2022	$1,017
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	21		08/12/2022	535
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	4		08/12/2022	227
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	6		08/12/2022	121
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	4		08/12/2022	83
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	1		08/12/2022	71
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	1		08/12/2022	31
Ventas, Inc.	LIBOR Minus 0.31%	Monthly	USD	1		08/12/2022	13
Zoom Video Communications, Inc.	LIBOR Minus 0.30%	Monthly	USD	20		08/12/2022	5,203
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	83		08/12/2022	20,848
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	72		08/12/2022	15,738
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	67		08/12/2022	15,123
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	49		08/12/2022	11,553
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	34		08/12/2022	7,025
Zoom Video Communications, Inc.	LIBOR Minus 0.31%	Monthly	USD	97		08/12/2022	223
Morgan Stanley Capital Services LLC
Advanced Micro Devices, Inc.	LIBOR Minus 0.08%	Monthly	USD	73		01/27/2022	(20,683)
Advanced Micro Devices, Inc.	LIBOR Minus 0.08%	Monthly	USD	176		01/27/2022	(44,518)
Advanced Micro Devices, Inc.	LIBOR Minus 0.29%	Annual	USD	52		01/27/2022	(9,029)
Apollo Global Management, Inc.	LIBOR Minus 0.27%	Monthly	USD	17		01/27/2022	(1,288)
Apollo Global Management, Inc.	LIBOR Minus 0.27%	Monthly	USD	38		01/27/2022	(1,966)
Apollo Global Management, Inc.	LIBOR Minus 0.28%	Monthly	USD	11		01/27/2022	(907)
Apollo Global Management, Inc.	LIBOR Minus 0.29%	Monthly	USD	24		01/27/2022	885
Apollo Global Management, Inc.	LIBOR Minus 0.29%	Monthly	USD	15		01/27/2022	390
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	0	**	01/27/2022	(35)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	1		01/27/2022	(118)

58 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	1	01/27/2022	$(213)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	1	01/27/2022	(232)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	2	01/27/2022	(363)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	5	01/27/2022	(380)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	18	01/27/2022	(592)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	11	01/27/2022	(747)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	21	01/27/2022	(840)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	31	01/27/2022	(1,129)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	7	01/27/2022	(1,556)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	31	01/27/2022	(1,647)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	20	01/27/2022	(1,748)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	35	01/27/2022	(2,581)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	42	01/27/2022	(3,388)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	27	01/27/2022	(6,064)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	42	01/27/2022	(8,159)
Apollo Global Management, Inc.	LIBOR Minus 0.30%	Monthly	USD	81	01/27/2022	(10,887)
Apollo Global Management, Inc.	LIBOR Minus 0.31%	Monthly	USD	1	01/27/2022	(218)
Apollo Global Management, Inc.	LIBOR Minus 0.31%	Monthly	USD	1	01/27/2022	(227)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	24	01/27/2022	265
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	11	01/27/2022	171
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	2	01/27/2022	36
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	2	01/27/2022	(26)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	15	01/27/2022	(30)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	17	01/27/2022	(38)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	5	01/27/2022	(59)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 59

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	3		01/27/2022	$(100)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	9		01/27/2022	(165)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	22		01/27/2022	(264)
Citizens Financial Group, Inc.	LIBOR Minus 0.28%	Monthly	USD	19		01/27/2022	(717)
Citizens Financial Group, Inc.	LIBOR Minus 0.29%	Monthly	USD	0	**	01/27/2022	2
Citizens Financial Group, Inc.	LIBOR Minus 0.30%	Monthly	USD	1		01/27/2022	(21)
DraftKings, Inc.	LIBOR Minus 0.28%	Monthly	USD	9		01/27/2022	(1,040)
DraftKings, Inc.	LIBOR Minus 0.28%	Monthly	USD	31		01/27/2022	(3,409)
DraftKings, Inc.	LIBOR Minus 0.28%	Monthly	USD	59		01/27/2022	(7,850)
MSABHOWN	LIBOR Minus 0.30%	Quarterly	USD	135		06/15/2022	(6,167)
NortonLifeLock, Inc.	LIBOR Minus 0.28%	Monthly	USD	0	**	01/27/2022	(6)
NortonLifeLock, Inc.	LIBOR Minus 0.28%	Monthly	USD	2		01/27/2022	(16)
NortonLifeLock, Inc.	LIBOR Minus 0.28%	Monthly	USD	2		01/27/2022	(50)
NortonLifeLock, Inc.	LIBOR Minus 0.28%	Monthly	USD	2		01/27/2022	(62)
NortonLifeLock, Inc.	LIBOR Minus 0.28%	Monthly	USD	3		01/27/2022	(80)
NortonLifeLock, Inc.	LIBOR Minus 0.28%	Monthly	USD	4		01/27/2022	(112)
NortonLifeLock, Inc.	LIBOR Minus 0.28%	Monthly	USD	6		01/27/2022	(323)
NortonLifeLock, Inc.	LIBOR Minus 0.30%	Monthly	USD	1		01/27/2022	9
Penn National Gaming, Inc.	LIBOR Minus 0.08%	Monthly	USD	79		01/27/2022	(8,287)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	0	**	01/27/2022	(45)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	1		01/27/2022	(94)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	8		01/27/2022	(994)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	11		01/27/2022	(1,954)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	10		01/27/2022	(1,988)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	15		01/27/2022	(3,002)

60 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Penn National Gaming, Inc.	LIBOR Minus 0.28%	Monthly	USD	35	01/27/2022	$(5,340)
Penn National Gaming, Inc.	LIBOR Minus 0.29%	Monthly	USD	10	01/27/2022	253
Penn National Gaming, Inc.	LIBOR Minus 0.29%	Monthly	USD	1	01/27/2022	(118)
Penn National Gaming, Inc.	LIBOR Minus 0.29%	Monthly	USD	5	01/27/2022	(285)
Penn National Gaming, Inc.	LIBOR Minus 0.30%	Monthly	USD	0	**	01/27/2022	– 0	–
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	0	**	01/27/2022	(6)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	0	**	01/27/2022	(17)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	1	01/27/2022	(99)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	1	01/27/2022	(114)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	3	01/27/2022	(199)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	3	01/27/2022	(286)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	3	01/27/2022	(375)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	6	01/27/2022	(485)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	6	01/27/2022	(503)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	6	01/27/2022	(589)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	5	01/27/2022	(722)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	7	01/27/2022	(877)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	13	01/27/2022	(982)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	17	01/27/2022	(1,600)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	15	01/27/2022	(1,622)
Performance Food Group Co.	LIBOR Minus 0.28%	Monthly	USD	22	01/27/2022	(2,113)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	1	01/27/2022	(128)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	3	01/27/2022	(362)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	7	01/27/2022	(569)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	5	01/27/2022	(784)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 61

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	9		01/27/2022	$(786)
Performance Food Group Co.	LIBOR Minus 0.29%	Monthly	USD	58		01/27/2022	(6,189)
Performance Food Group Co.	LIBOR Minus 0.30%	Monthly	USD	5		01/27/2022	(187)
RTS Futures	0.00%	Monthly	USD	77		09/16/2021	(2,696)
RTS Futures	0.00%	Monthly	USD	282		09/16/2021	(15,324)
South State Corp.	LIBOR Minus 0.27%	Monthly	USD	3		01/27/2022	9
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	49		01/27/2022	1,652
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	12		01/27/2022	441
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	3		01/27/2022	106
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	2		01/27/2022	94
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	3		01/27/2022	60
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	1		01/27/2022	37
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	1		01/27/2022	34
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	1		01/27/2022	28
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	0	**	01/27/2022	12
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	1		01/27/2022	10
South State Corp.	LIBOR Minus 0.28%	Monthly	USD	0	**	01/27/2022	(1)
South State Corp.	LIBOR Minus 0.29%	Monthly	USD	31		01/27/2022	(38)
South State Corp.	LIBOR Minus 0.30%	Monthly	USD	4		01/27/2022	93
VICI Properties, Inc.	LIBOR Minus 0.28%	Monthly	USD	3		01/27/2022	(72)

							$(284,167)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Buy Contracts
UBS AG
USD/JPY 09/30/2021*	7.85%	Maturity	USD	110	$(34,029)	$	– 0	–	$(34,029)

62 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Sale Contracts
Goldman Sachs Bank USA
USD/JPY 09/30/2021*	7.20%	Maturity	USD	88	$21,977	$	– 0	–	$21,977

					$(12,052)	$	– 0	–	$(12,052)

*	Termination date

**	Notional amount less than $500.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At August 31, 2021, the aggregate market value of these securities amounted to $15,466,857 or 9.8% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2021.

(k)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(l)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
CNY – Chinese Yuan Renminbi
COP – Colombian Peso
CZK – Czech Koruna
EUR – Euro
GBP – Great British Pound
HUF – Hungarian Forint
IDR – Indonesian Rupiah
INR – Indian Rupee
JPY – Japanese Yen

KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Sol
PHP – Philippine Peso
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
THB – Thailand Baht
TWD – New Taiwan Dollar
USD – United States Dollar
ZAR – South African Rand

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 63

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

BIST – Borsa Istanbul Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

RTS – Russian Trading System

SGX – Singapore Exchange

SOFR – Secured Overnight Financing Rate

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WIG – Warszawski Indeks Gieldowy

(1)	The following table represents the 50 largest long equity basket holdings underlying the total return swap with JPABJVAL as of August 31, 2021.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Nippon Yusen Kabushiki Kaisha	94	JPY 831,083	3.7%
SoftBank Group Corp.	124	764,704	3.4%
Sumitomo Mitsui Financial Group, Inc.	189	719,794	3.2%
Nintendo Co., Ltd.	13	707,354	3.1%
Toyota Motor Corp.	64	609,357	2.7%
Japan Tobacco, Inc.	274	583,934	2.6%
Hoya Corp.	30	536,507	2.4%
NEC Corp.	92	530,899	2.4%

64 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Nitto Denko Corp.	63	JPY 525,392	2.3%
Toyo Suisan Kaisha, Ltd.	112	508,663	2.3%
McDonald’s Holdings Co. (Japan)	96	505,226	2.2%
SBI Holdings, Inc. (Japan)	183	489,727	2.2%
Nabtesco Corp.	112	487,528	2.2%
Marubeni Corp.	544	476,695	2.1%
Brother Industries Ltd.	211	475,851	2.1%
NGK Insulators Ltd.	260	474,548	2.1%
TDK Corp.	40	465,765	2.1%
Daito Trust Construction Co., Ltd.	38	463,803	2.1%
T&D Holdings, Inc.	345	459,924	2.0%
Mitsubishi Heavy Industries Ltd.	156	453,188	2.0%
Taisei Corp.	131	451,133	2.0%
ZOZO Inc.	104	436,069	1.9%
Tokyo Electric Power Company Holding Inc.	1,452	419,743	1.9%
Kobe Bussan Co., Ltd	85	363,965	1.6%
Murata Manufacturing Co., Ltd.	33	298,306	1.3%
Sony Group Corp.	24	276,570	1.2%
Makita Corp.	27	171,582	0.8%
Toppan, Inc.	89	168,387	0.7%
Tokyo Electron Ltd.	3	164,135	0.7%
AGC Inc.	30	159,211	0.7%
Dai-ichi Life Holdings, Inc.	64	137,830	0.6%
United Urban Investment Corp.	1	135,970	0.6%
Yamada Holdings Co., Ltd.	282	133,195	0.6%
Keyence Corp.	2	132,929	0.6%
Pigeon Corp.	35	111,262	0.5%
Orix JREIT, Inc.	1	105,117	0.5%
Chubu Electric Power Co., Inc.	76	101,472	0.5%
Fujitsu Ltd .	5	100,300	0.4%
Rohm Company Ltd.	9	91,130	0.4%
Ajinomoto Co., Inc.	27	87,616	0.4%
Obayashi Corp.	96	86,830	0.4%
Daiwa Securities Group, Inc.	128	79,708	0.4%
Toshiba Corp.	16	78,536	0.3%
Sharp Corp.	52	75,485	0.3%
Advantest Corp.	6	57,430	0.3%
Fuji Electric Co., Ltd.	12	55,750	0.2%
Kurita Water Industries Ltd.	8	40,967	0.2%
Hikari Tsushin, Inc.	1	21,241	0.1%
Medipal Holdings Corp.	6	13,053	0.1%
Persol Holdings Co., Ltd.	4	10,237	0.0%
Other Long	2,692	6,882,642	30.6%

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 65

STATEMENT OF ASSETS & LIABILITIES

August 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $99,695,134)	$117,084,581	(a)
Affiliated issuers (cost $37,229,949—including investment of cash collateral for securities loaned of $1,351,803)	39,042,584
Cash	324,643
Cash collateral due from broker	2,884,482
Foreign currencies, at value (cost $1,297,404)	1,298,068
Unrealized appreciation on inflation swaps	1,011,817
Receivable for investment securities sold and foreign currency transactions	1,010,841
Unrealized appreciation on forward currency exchange contracts	409,922
Unaffiliated interest and dividends receivable	344,051
Unrealized appreciation on total return swaps	215,210
Affiliated dividends receivable	93,249
Receivable for shares of beneficial interest sold	25,890
Unrealized appreciation on variance swaps	21,977
Receivable for variation margin on centrally cleared swaps	5,585
Receivable for terminated total return swaps	659
Other assets	2,740

Total assets	163,776,299

Liabilities
Payable for investment securities purchased and foreign currency transactions	2,247,521
Payable for collateral received on securities loaned	1,309,953
Cash collateral due to broker	778,000
Unrealized depreciation on total return swaps	499,377
Unrealized depreciation on forward currency exchange contracts	197,533
Payable for terminated total return swaps	163,347
Payable for shares of beneficial interest redeemed	82,092
Advisory fee payable	57,608
Collateral due to securities lending agent	41,850
Distribution fee payable	36,017
Unrealized depreciation on variance swaps	34,029
Payable for variation margin on futures	7,185
Trustees’ fees payable	5,058
Transfer Agent fee payable	4,452
Foreign capital gains tax payable	127
Accrued expenses	397,908

Total liabilities	5,862,057

Net Assets	$157,914,242

Composition of Net Assets
Shares of beneficial interest, at par	$114
Additional paid-in capital	133,424,947
Distributable earnings	24,489,181

Net Assets	$157,914,242

(a)	Includes securities on loan with a value of $2,170,481 (see Note E).

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$138,752,929	10,053,149	$13.80	*

C	$6,257,011	454,760	$13.76

Advisor	$5,789,923	417,246	$13.88

R	$4,844,445	351,234	$13.79

K	$2,228,637	161,239	$13.82

I	$41,297	2,943	$14.03

*	The maximum offering price per share for Class A shares was $14.41 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 67

STATEMENT OF OPERATIONS

Year Ended August 31, 2021

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $57,940)	$1,449,031
Affiliated issuers	1,400,447
Interest (net of foreign taxes withheld of $1,624)	541,379
Securities lending income	23,533	$3,414,390

Expenses
Advisory fee (see Note B)	856,107
Distribution fee—Class A	335,193
Distribution fee—Class C	91,729
Distribution fee—Class R	23,087
Distribution fee—Class K	5,555
Transfer agency—Class A	129,793
Transfer agency—Class C	9,323
Transfer agency—Advisor Class	5,339
Transfer agency—Class R	11,390
Transfer agency—Class K	4,444
Transfer agency—Class I	48
Custody and accounting	382,285
Audit and tax	96,864
Registration fees	92,356
Printing	45,181
Legal	38,756
Trustees’ fees	20,892
Miscellaneous	42,854

Total expenses	2,191,196
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(178,730)

Net expenses		2,012,466

Net investment income		1,401,924

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(589,207)
Investment transactions(a)		15,012,376
Forward currency exchange contracts		(115,847)
Futures		(3,185,606)
Swaps		565,764
Swaptions written		16,830
Foreign currency transactions		1,034,904
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		4,019,503
Investments(b)		1,822,941
Forward currency exchange contracts		615,282
Futures		1,728,556
Swaps		106,200
Swaptions written		(2,830)
Foreign currency denominated assets and liabilities		(69,831)

Net gain on investment and foreign currency transactions		20,959,035

Net Increase in Net Assets from Operations		$22,360,959

(a)	Net of foreign realized capital gains taxes of $3,275.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $4,065.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2021		Year Ended August 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,401,924		$1,754,980
Net realized gain (loss) on investment and foreign currency transactions	12,739,214		(3,635,193)
Net realized gain distributions from Affiliated Underlying Portfolios	– 0	–	46,863
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,219,821		3,952,736
Contributions from Affiliates (see Note B)	– 0	–	2,404

Net increase in net assets from operations	22,360,959		2,121,790
Distributions to Shareholders
Class A	(4,585,056)		(4,906,979)
Class C	(264,659)		(380,447)
Advisor Class	(198,708)		(234,606)
Class R	(137,730)		(135,975)
Class K	(61,098)		(192,175)
Class I	(1,500)		(1,234)
Transactions in Shares of Beneficial Interest
Net decrease	(14,713,905)		(18,377,337)
Proceeds from third party vendor (see Note F)	– 0	–	2,403

Total increase (decrease)	2,398,303		(22,104,560)
Net Assets
Beginning of period	155,515,939		177,620,499

End of period	$157,914,242		$155,515,939

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2021

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Conservative Wealth Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2021:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$15,749,931		$2,872,420		$	– 0	–	$18,622,351
Financials	8,359,453		3,021,999			– 0	–	11,381,452
Consumer Discretionary	8,620,465		2,490,403			– 0	–	11,110,868
Health Care	9,070,108		2,035,270			– 0	–	11,105,378
Industrials	5,260,220		2,047,735			– 0	–	7,307,955
Communication Services	5,292,627		747,238			– 0	–	6,039,865
Materials	2,244,042		957,935			– 0	–	3,201,977
Real Estate	2,600,041		511,430			– 0	–	3,111,471
Consumer Staples	1,657,775		1,054,158			0	(a)	2,711,933
Utilities	958,614		187,187			– 0	–	1,145,801
Energy	284,188		518,761			– 0	–	802,949
Investment Companies	32,575,088		– 0	–		– 0	–	32,575,088
Governments – Treasuries	– 0	–	18,996,163			– 0	–	18,996,163
Corporates – Investment Grade	– 0	–	6,735,810			– 0	–	6,735,810
Inflation-Linked Securities	– 0	–	2,002,718			– 0	–	2,002,718
Mortgage Pass-Throughs	– 0	–	1,697,788			– 0	–	1,697,788
Governments – Sovereign Bonds	– 0	–	1,137,896			– 0	–	1,137,896
Quasi-Sovereigns	– 0	–	922,872			– 0	–	922,872
Collateralized Loan Obligations	– 0	–	850,454			– 0	–	850,454
Commercial Mortgage-Backed Securities	– 0	–	836,015			– 0	–	836,015
Collateralized Mortgage Obligations	– 0	–	778,009			– 0	–	778,009
Local Governments – Provincial Bonds	– 0	–	517,753			– 0	–	517,753
Asset-Backed Securities	– 0	–	492,911			– 0	–	492,911
Governments – Sovereign Agencies	– 0	–	419,633			– 0	–	419,633
Covered Bonds	– 0	–	244,355			– 0	–	244,355
Local Governments – Regional Bonds	– 0	–	119,650			– 0	–	119,650
Short-Term Investments	9,906,247		– 0	–		– 0	–	9,906,247
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,351,803		– 0	–		– 0	–	1,351,803

Total Investments in Securities	103,930,602		52,196,563			– 0	–	156,127,165
Other Financial Instruments(b):
Assets:
Futures	155,511		– 0	–		– 0	–	155,511	(c)
Forward Currency Exchange Contracts	– 0	–	409,922			– 0	–	409,922
Centrally Cleared Interest Rate Swaps	– 0	–	154,328			– 0	–	154,328	(c)
Inflation (CPI) Swaps	– 0	–	1,011,817			– 0	–	1,011,817
Total Return Swaps	– 0	–	215,210			– 0	–	215,210
Variance Swaps	– 0	–	21,977			– 0	–	21,977

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(771,536)		$	– 0	–	$	– 0	–	$(771,536	)(c)
Forward Currency Exchange Contracts	– 0	–		(197,533)			– 0	–	(197,533)
Centrally Cleared Interest Rate Swaps	– 0	–		(68,455)			– 0	–	(68,455	)(c)
Centrally Cleared Credit Default Swaps	– 0	–		(244,265)			– 0	–	(244,265	)(c)
Total Return Swaps	– 0	–		(499,377)			– 0	–	(499,377)
Variance Swaps	– 0	–		(34,029)			– 0	–	(34,029)

Total	$103,314,577			$52,966,158		$	– 0	–	$156,280,735

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to

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NOTES TO FINANCIAL STATEMENTS (continued)

shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $52,758 for the year ended August 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,065 from the sale of Class A shares and received $618 and $445 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2021, such waiver amounted to $8,604.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2021. For the year ended August 31, 2021, such waivers and/or reimbursements amounted to $169,930.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2021 is as follows:

											Distributions
Fund	Market Value 8/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/21 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$6,038	$64,308	$60,440	$	– 0	–	$	– 0	–	$9,906	$2		$	– 0	–
AB Bond Fund, Inc. – AB All Market Real Return Portfolio	19,081	370	10,736		(216)			2,785		11,284	370			– 0	–
AB High Income Fund, Inc.	17,239	1,040	2,640		(373)			1,235		16,501	1,028			– 0	–
Government Money Market Portfolio*	1,821	33,952	34,421		– 0	–		– 0	–	1,352	0	**		– 0	–

Total					$(589)			$4,020		$39,043	$1,400		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended August 31, 2020, the Adviser reimbursed the Fund $2,404 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services

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NOTES TO FINANCIAL STATEMENTS (continued)

fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$125,209,060	$147,041,225
U.S. government securities	42,078,319	39,795,712

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$137,451,920

Gross unrealized appreciation	$23,285,652
Gross unrealized depreciation	(4,858,352)

Net unrealized appreciation	$18,427,300

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises

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NOTES TO FINANCIAL STATEMENTS (continued)

from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are

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recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended August 31, 2021, the Fund held written options for hedging and non-hedging purposes. During the year ended August 31, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by

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reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker,

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as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a

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compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on

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issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended August 31, 2021, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC

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derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$63,769	*	Receivable/Payable for variation margin on futures	$56,928	*

Equity contracts	Receivable/Payable for variation margin on futures	91,742	*	Receivable/Payable for variation margin on futures	714,608	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	43,521	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	152,511	*	Receivable/Payable for variation margin on centrally cleared swaps	68,454	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	409,922		Unrealized depreciation on forward currency exchange contracts	197,533

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Unrealized appreciation on inflation swaps	$1,011,817

Equity contracts	Unrealized appreciation on total return swaps	215,210	Unrealized depreciation on total return swaps	499,377

Foreign currency contracts	Unrealized appreciation on variance swaps	21,977	Unrealized depreciation on variance swaps	34,029

Total		$1,966,948		$1,614,450

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(999,182)	$(80,018)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,186,424)	1,808,574

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(115,847)	615,282

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	16,830	(2,830)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(305,466)	$1,231,267

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(7,072)	(10,596)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	260,649	(191,740)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	617,653	(922,731)

Total		$(2,718,859)	$2,447,208

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2021:

Futures:
Average notional amount of buy contracts	$43,240,142
Average notional amount of sale contracts	$31,789,621
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$31,416,679
Average principal amount of sale contracts	$56,761,753
Options Written:
Average notional amount	$308,000	(a)
Swaptions Written:
Average notional amount	$443,370	(a)
Inflation Swaps:
Average notional amount	$19,076,154
Centrally Cleared Interest Rate Swaps:
Average notional amount	$18,566,563
Centrally Cleared Inflation Swaps:
Average notional amount	$15,560,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$227,200	(b)

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Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,115,300	(c)
Average notional amount of sale contracts	$21,049,081	(d)
Total Return Swaps:
Average notional amount	$10,819,650
Variance Swaps:
Average notional amount	$1,269,914

(a)	Positions were open for one month during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for nine months during the year.

(d)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$31,802	$(11,171)	$	– 0	–	$	– 0	–	$20,631
Barclays Bank PLC	659,427	(6,377)	(521,000)	– 0	–	132,050
BNP Paribas SA	2,628	(2,628)	– 0	–	– 0	–	– 0	–
Citibank, NA	377,161	(48,697)	(257,000)	– 0	–	71,464
Deutsche Bank AG	7,004	– 0	–	– 0	–	– 0	–	7,004
Goldman Sachs Bank USA/Goldman Sachs International	136,535	(79,175)	– 0	–	– 0	–	57,360
JPMorgan Chase Bank, NA	145,526	(145,526)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	110,847	(110,847)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	29,628	(6,949)	– 0	–	– 0	–	22,679
Standard Chartered Bank	29,308	(11,654)	– 0	–	– 0	–	17,654
State Street Bank & Trust Co.	129,060	(70,740)	– 0	–	– 0	–	58,320

Total	$1,658,926	$(493,764)	$(778,000)	$	– 0	–	$387,162	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$11,171	$(11,171)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	6,377	(6,377)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	3,367	(2,628)			– 0	–		– 0	–		739
Citibank, NA	48,697	(48,697)			– 0	–		– 0	–		– 0	–
Credit Suisse International	2,547	– 0	–		– 0	–		– 0	–		2,547
Goldman Sachs Bank USA/Goldman Sachs International	79,175	(79,175)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	432	– 0	–		– 0	–		– 0	–		432
JPMorgan Chase Bank, NA	218,486	(145,526)			(72,960)			– 0	–		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	237,315	(110,847)			(126,468)			– 0	–		– 0	–
Natwest Markets PLC	6,949	(6,949)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	11,654	(11,654)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	70,740	(70,740)			– 0	–		– 0	–		– 0	–
UBS AG	34,029	– 0	–		– 0	–		– 0	–		34,029

Total	$730,939	$(493,764)			$(199,428)		$	– 0	–		$37,747	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or

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its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$ 2,170,481	$1,351,803	$932,390	$23,126	$407	$196

*	As of August 31, 2021.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2021			Year Ended August 31, 2020

Class A
Shares sold	299,660		437,312		$3,906,358		$5,211,647

Shares issued in reinvestment of dividends and distributions	326,790		350,398		4,071,800		4,383,473

Shares converted from Class B	– 0	–	54,858		– 0	–	701,161

Shares converted from Class C	378,636		241,350		5,027,932		2,875,529

Shares redeemed	(1,671,623)		(1,893,262)		(21,640,581)		(22,730,864)

Net decrease	(666,537)		(809,344)		$(8,634,491)		$(9,559,054)

Class B
Shares sold	– 0	–	8	$	– 0	–	$100

Shares converted to Class A	– 0	–	(53,971)		– 0	–	(701,161)

Shares redeemed	– 0	–	(403)		– 0	–	(5,454)

Net decrease	– 0	–	(54,366)	$	– 0	–	$(706,515)

Class C
Shares sold	36,184		75,557		$476,020		$910,240

Shares issued in reinvestment of dividends and distributions	19,127		27,578		238,896		345,273

Shares converted to Class A	(379,065)		(241,958)		(5,027,932)		(2,875,529)

Shares redeemed	(87,125)		(193,709)		(1,115,502)		(2,293,928)

Net decrease	(410,879)		(332,532)		$(5,428,518)		$(3,913,944)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2021	Year Ended August 31, 2020
Advisor Class
Shares sold	86,461	93,625	$1,123,346	$1,136,658

Shares issued in reinvestment of dividends and distributions	12,869	15,478	160,868	194,255

Shares redeemed	(117,652)	(184,853)	(1,516,311)	(2,174,359)

Net decrease	(18,322)	(75,750)	$(232,097)	$(843,446)

Class R
Shares sold	106,346	83,991	$1,380,459	$1,004,375

Shares issued in reinvestment of dividends and distributions	11,036	10,843	137,730	135,975

Shares redeemed	(111,887)	(115,240)	(1,454,186)	(1,428,808)

Net increase (decrease)	5,495	(20,406)	$64,003	$(288,458)

Class K
Shares sold	7,882	18,598	$102,146	$223,140

Shares issued in reinvestment of dividends and distributions	4,896	15,386	61,096	192,175

Shares redeemed	(50,437)	(299,774)	(644,142)	(3,487,386)

Net decrease	(37,659)	(265,790)	$(480,900)	$(3,072,071)

Class I
Shares sold	198	443	$2,603	$5,393

Shares issued in reinvestment of dividends and distributions	88	67	1,115	850

Shares redeemed	(425)	(7)	(5,620)	(92)

Net increase (decrease)	(139)	503	$(1,902)	$6,151

During the year ended August 31, 2020, a third party vendor reimbursed the Fund $2,403 for losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of changes in net assets.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may

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NOTES TO FINANCIAL STATEMENTS (continued)

decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR

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NOTES TO FINANCIAL STATEMENTS (continued)

benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$5,248,751		$5,317,969
Net long-term capital gains	– 0	–	533,447

Total taxable distributions paid	$5,248,751		$5,851,416

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,573,136
Undistributed capital gains	3,497,420
Other losses	(64,767	)(a)
Unrealized appreciation/(depreciation)	18,483,510	(b)

Total accumulated earnings/(deficit)	$24,489,299	(c)

(a)	As of August 31, 2021, the cumulative deferred loss on straddles was $64,767.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

At a meeting held on August 3-4, 2021, the Fund’s Board of Trustees approved various changes to the Fund, including changing the Fund’s name to “AB Sustainable Thematic Balanced Portfolio” and changes to the Fund’s principal investment strategies. In addition, the advisory fee will be revised to an annual rate of 0.50% of the Fund’s average daily net assets up to $2.5 billion, 0.40% of net assets in excess of $2.5 billion up to $5 billion, and 0.35% of net assets in excess of $5 billion. Furthermore, the Adviser will contractually agree to waive its management fees and/or bear certain expenses of the Fund until December 31, 2022 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.00%, 1.75%, .75%, 1.25%, 1.00% and .75%, of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares. These changes will be effective on or about December 1, 2021.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.38	$ 12.58	$ 12.14	$ 12.79	$ 12.38

Income From Investment Operations

Net investment income(a)(b)	.12	.14	.16	.17	.38

Net realized and unrealized gain on investment transactions	1.74	.10	.37	.10	.34

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.86	.24	.53	.27	.72

Less: Dividends and Distributions

Dividends from net investment income	(.44)	(.40)	(.09)	(.56)	(.31)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.19)	– 0	–

Total dividends and distributions	(.44)	(.44)	(.09)	(.92)	(.31)

Net asset value, end of period	$ 13.80	$ 12.38	$ 12.58	$ 12.14	$ 12.79

Total Return

Total investment return based on net asset value(d)*	15.54%	1.77%	4.47%	2.14%	5.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$138,753	$132,657	$145,002	$160,517	$174,667

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.25%	1.14%	1.05%	1.04%	1.01%

Expenses, before waivers/reimbursements(e)‡	1.36%	1.29%	1.23%	1.25%	1.09%

Net investment income(b)	.95%	1.13%	1.32%	1.36%	3.08%

Portfolio turnover rate	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 106.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.32	$ 12.51	$ 12.07	$ 12.58	$ 12.17

Income From Investment Operations

Net investment income(a)(b)	.02	.05	.07	.08	.29

Net realized and unrealized gain on investment transactions	1.75	.09	.37	.09	.32

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.77	.14	.44	.17	.61

Less: Dividends and Distributions

Dividends from net investment income	(.33)	(.29)	– 0	–	(.38)	(.20)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.13)	– 0	–

Total dividends and distributions	(.33)	(.33)	– 0	–	(.68)	(.20)

Net asset value, end of period	$ 13.76	$ 12.32	$ 12.51	$ 12.07	$ 12.58

Total Return

Total investment return based on net asset value(d)*	14.64%	.97%	3.73%	1.37%	5.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,257	$10,667	$14,989	$22,039	$41,637

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.98%	1.89%	1.80%	1.77%	1.75%

Expenses, before waivers/reimbursements(e)‡	2.09%	2.04%	1.98%	1.98%	1.82%

Net investment income(b)	.18%	.44%	.59%	.64%	2.41%

Portfolio turnover rate	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 106.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.44	$ 12.64	$ 12.20	$ 12.86	$ 12.45

Income From Investment Operations

Net investment income(a)(b)	.16	.17	.19	.20	.41

Net realized and unrealized gain on investment transactions	1.76	.10	.37	.10	.33

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.92	.27	.56	.30	.74

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.43)	(.12)	(.59)	(.33)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.20)	– 0	–

Total dividends and distributions	(.48)	(.47)	(.12)	(.96)	(.33)

Net asset value, end of period	$ 13.88	$ 12.44	$ 12.64	$ 12.20	$ 12.86

Total Return

Total investment return based on net asset value(d)*	15.82%	2.02%	4.81%	2.39%	6.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,790	$5,419	$6,464	$8,772	$9,274

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.00%	.89%	.80%	.79%	.75%

Expenses, before waivers/reimbursements(e)‡	1.11%	1.04%	.97%	1.00%	.83%

Net investment income(b)	1.20%	1.41%	1.58%	1.60%	3.26%

Portfolio turnover rate	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 106.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.37	$ 12.57	$ 12.13	$ 12.76	$ 12.36

Income From Investment Operations

Net investment income(a)(b)	.07	.09	.11	.12	.33

Net realized and unrealized gain on investment transactions	1.75	.10	.38	.09	.32

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.82	.19	.49	.21	.65

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.35)	(.05)	(.50)	(.25)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.17)	– 0	–

Total dividends and distributions	(.40)	(.39)	(.05)	(.84)	(.25)

Net asset value, end of period	$ 13.79	$ 12.37	$ 12.57	$ 12.13	$ 12.76

Total Return

Total investment return based on net asset value(d)*	15.05%	1.36%	4.06%	1.73%	5.42%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,844	$4,278	$4,604	$3,896	$4,078

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.65%	1.53%	1.46%	1.45%	1.42%

Expenses, before waivers/reimbursements(e)‡	1.76%	1.68%	1.63%	1.66%	1.50%

Net investment income(b)	.55%	.74%	.89%	.94%	2.63%

Portfolio turnover rate	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 106.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.35	$ 12.55	$ 12.11	$ 12.75	$ 12.35

Income From Investment Operations

Net investment income(a)(b)	.11	.14	.15	.15	.37

Net realized and unrealized gain on investment transactions	1.74	.08	.37	.11	.32

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.85	.22	.52	.26	.69

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.38)	(.08)	(.55)	(.29)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.18)	– 0	–

Total dividends and distributions	(.38)	(.42)	(.08)	(.90)	(.29)

Net asset value, end of period	$ 13.82	$ 12.35	$ 12.55	$ 12.11	$ 12.75

Total Return

Total investment return based on net asset value(d)*	15.44%	1.58%	4.45%	2.07%	5.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,229	$2,456	$5,832	$6,734	$7,096

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.35%	1.23%	1.15%	1.15%	1.11%

Expenses, before waivers/reimbursements(e)‡	1.46%	1.38%	1.32%	1.36%	1.19%

Net investment income(b)	.83%	1.12%	1.24%	1.23%	2.96%

Portfolio turnover rate	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 106.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.58	$ 12.78	$ 12.34	$ 12.82	$ 12.42

Income From Investment Operations

Net investment income(a)(b)	.16	.16	.18	.25	.40

Net realized and unrealized gain on investment transactions	1.77	.11	.39	.05	.34

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.93	.27	.57	.30	.74

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.43)	(.13)	(.46)	(.34)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.15)	– 0	–

Total dividends and distributions	(.48)	(.47)	(.13)	(.78)	(.34)

Net asset value, end of period	$ 14.03	$ 12.58	$ 12.78	$ 12.34	$ 12.82

Total Return

Total investment return based on net asset value(d)*	15.81%	2.02%	4.72%	2.34%	6.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$41	$39	$33	$10	$36

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.01%	.91%	.86%	.73%	.78%

Expenses, before waivers/reimbursements(e)‡	1.13%	1.06%	1.02%	.94%	.86%

Net investment income(b)	1.18%	1.33%	1.46%	1.99%	3.25%

Portfolio turnover rate	120%	96%	100%	90%	86%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14%	.17%	.20%	.25%	.22%

See footnote summary on page 106.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .11%, .15%, .17%, .21% and .08%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .28%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Conservative Wealth Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Conservative Wealth Strategy (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 28, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2021. For individual shareholders, the Fund designates 25.18% of dividends paid as qualified dividend income. For corporate shareholders, 35.12% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 5.90% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Defne Ozaltun(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy and Ms. Ozaltun are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	73	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Alexander Barenboym 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Daniel J. Loewy 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Defne Ozaltun 30	Vice President	Senior Portfolio Analyst for the Adviser’s Multi-Asset Solutions team and Vice President of the Adviser**, with which she has been associated since prior to 2016.

Emilie D. Wrapp 65	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

At a meeting of the Board of Trustees of The AB Portfolios (the “Company”) held by video conference on August 3-4, 2021 (the “Meeting”), the Adviser recommended an amendment to the Company’s then-current Advisory Agreement with the Adviser (the “Amended Agreement”) to effect a fee reduction in respect of AB Conservative Wealth Strategy (the “Fund”). The Adviser also recommended various other changes to the Fund, including changes to the Fund’s non-fundamental principal investment strategies and a change in the Fund’s name to “AB Sustainable Thematic Balanced Portfolio.” These changes will be effective on or about December 1, 2021.

At the recommendation of the Adviser, the disinterested trustees (the “directors”) unanimously approved the Adviser’s proposals, including the Amended Agreement, conditioned on the Adviser’s agreement to pay the out-of-pocket expenses of implementing such proposals, other than the fees and expenses of their independent counsel, to the extent such expenses are not covered by the Adviser as a result of an effective expense limitation agreement. At the Meeting, the directors also approved the continuance of the Fund’s then-current Advisory Agreement for an additional annual term or, if earlier, until such time as the Amended Agreement takes effect.

Prior to approval of the Amended Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approvals in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

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The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Amended Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing the advisory fee for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Amended Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Amended Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and

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brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the then-current Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2020. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2019 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the then-current advisory fee rate payable by the Fund to the Adviser under the then-current Advisory Agreement and the

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proposed advisory fee rate payable by the Fund to the Adviser under the Amended Agreement, and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate under the then-current Advisory Agreement against a peer group median. The directors also compared the Fund’s proposed contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for separately managed accounts managed by it that utilize investment strategies similar to those proposed for the Fund.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s then-current advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

With respect to the Fund’s proposed advisory fee, the directors considered the pro forma total expense ratio of the Class A shares of the Fund that gave effect to the proposed fee reduction for the entire fiscal year. The directors considered the Adviser’s proposed expense cap for the Fund’s

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Class A shares, with corresponding expense caps for the other classes of shares, for an initial period to end no earlier than December 31, 2022. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment adviser, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund in the Amended Agreement, like the advisory fee schedule in the then-current Advisory Agreement, contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 125

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB CONSERVATIVE WEALTH STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CW-0151-0821

AUG    08.31.21

ANNUAL REPORT

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed All Market Income Portfolio (the "Fund"). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

October 5, 2021

This report provides management’s discussion of fund performance for the AB Tax-Managed All Market Income Portfolio for the annual reporting period ended August 31, 2021.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF AUGUST 31, 2021 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Class A Shares	8.95%	14.87%

Class C Shares	8.47%	13.97%

Advisor Class Shares[1]	9.08%	15.13%

Primary Benchmark: Bloomberg 5-Year GO Municipal Bond Index	1.55%	1.45%

MSCI ACWI (net)	13.80%	28.64%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index, and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended August 31, 2021.

All share classes of the Fund outperformed the primary benchmark and underperformed the MSCI ACWI (net) for both periods, before sales charges. During the 12-month period, overall allocation to equities, fixed-income and nontraditional income assets contributed to absolute performance. Security selection within fixed-income assets also contributed, while selection within equities and nontraditional income assets detracted. During the six-month period, overall allocation to equities and fixed-income assets was positive, while the effect of nontraditional income assets was neutral. Security selection within nontraditional income assets and equities contributed, while selection within fixed income detracted. Active currency management was neutral over both periods.

2 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

The Fund utilized derivatives for hedging and investment purposes in the form of futures, currency forwards, interest rate swaps, written options and inflation Consumer Price Index swaps, which contributed to absolute returns for both periods, while purchased options detracted; credit default swaps detracted for the six-month period, but contributed for the 12-month period; total return swaps contributed for the six-month period, but detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded strong double-digit returns for the 12-month period ended August 31, 2021, as the continuation of accommodative monetary policy, widespread vaccination distribution and strong company earnings growth supported equity markets. Volatility increased in the middle of the period as the rapid economic recovery triggered inflationary fears and prompted intervals of style rotation as growth- and value-oriented shares traded leadership. Global monetary policy remained dovish and markets were calmed after the US Federal Reserve (the “Fed”) and key central banks emphasized the transitory nature of higher current inflation and their commitment to avoid withdrawing support prematurely. At the end of the period, market sentiment fluctuated under the overhang of rapidly rising coronavirus delta variant cases and the fear of sudden tapering of asset purchases by the Fed. Global markets were reassured after Fed Chair Jerome Powell reaffirmed previous comments regarding the possible timing of tapering and rate hikes. Small-cap stocks significantly outperformed large-cap stocks on a relative basis, and despite intervals of market rotation, value-style stocks outperformed their growth-style peers.

Fixed-income market returns were mixed as longer-term treasury yields diverged according to region, with government bonds in Canada, the US and the UK falling, while government bonds in the eurozone, Japan and Australia advanced. Low interest rates also set the stage for a sharp rebound in risk assets. Emerging- and developed-market high-yield corporate bonds and high-yield emerging-market sovereign bonds led significant gains as investors searched for higher yields. Emerging- and developed-market investment-grade corporate bonds also advanced. Investment-grade bonds in the eurozone outperformed the US as yields fell in the eurozone in tandem with government bond yields. Emerging-market local-currency bonds gained, as the US dollar fell against the majority of developed- and emerging-market currencies. Securitized assets outperformed US Treasuries, particularly among commercial mortgage-backed securities. Brent crude and copper prices rose sharply as the global economy continued to recover from the pandemic. Municipal bonds had positive returns over the six and 12-month periods. Higher-income municipal bonds outperformed higher-quality municipal bonds as the credit risk premium declined amid improving economic conditions.

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The Fund’s Senior Investment Management Team (the “Team”) seeks current income with consideration of capital appreciation. The Team’s global multi-asset strategy focuses on generating high, stable income for taxable investors. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of August 31, 2021, the Fund’s percentages of total investments in insured bonds and in insured bonds that have been pre-refunded or escrowed to maturity were 6.15% and 0.00%, respectively.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts or “REITs”), preferred stocks, fixed-income securities (including those with lower credit ratings) and derivatives related to these types of securities. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high dividend yields and that it believes are undervalued by the market relative to their long-term earnings potential. In order to provide diversification and the opportunity for increased return, the Adviser also acquires equity securities for the Fund that are expected to exhibit relatively little correlation with the returns of the Fund’s holdings in high dividend yield equity securities.

The Fund intends to meet the tax requirement for passing municipal bond interest through to Fund shareholders as tax-exempt interest dividends, which currently requires that at least 50% of the Fund’s assets be invested in tax-exempt debt securities. In the event that the

(continued on next page)

4 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should in the future change so as to permit the Fund to pass through tax-exempt dividends when the Fund invests a lesser amount of its assets in tax-exempt debt securities, the Fund’s allocations to equity securities may increase. In selecting tax-exempt securities for the Fund’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings. These fixed-income teams draw on the resources and expertise of the Adviser’s fixed-income research staff, which includes fixed-income research analysts and economists.

In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. For example, the Fund may take long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives or exchange-traded funds.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to certain bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund may be leveraged, with net investment exposure in excess of net assets.

Currency exchange rate fluctuation can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from

(continued on next page)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 5

investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a

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DISCLOSURES AND RISKS (continued)

higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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DISCLOSURES AND RISKS (continued)

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended

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DISCLOSURES AND RISKS (continued)

results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 17, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

10 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2011 TO 8/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed All Market Income Portfolio Class A shares (from 8/31/2011 to 8/31/2021) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.87%	10.03%

5 Years	5.75%	4.83%

10 Years	5.35%	4.89%

CLASS C SHARES

1 Year	13.97%	12.97%

5 Years	4.96%	4.96%

10 Years[1]	4.58%	4.58%

ADVISOR CLASS SHARES[2]

1 Year	15.13%	15.13%

5 Years	6.01%	6.01%

10 Years	5.63%	5.63%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.35%, 2.11% and 1.10% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs, to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2021. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	7.89%

5 Years	4.21%

10 Years	5.06%

CLASS C SHARES

1 Year	10.77%

5 Years	4.33%

10 Years[1]	4.74%

ADVISOR CLASS SHARES[2]

1 Year	12.95%

5 Years	5.39%

10 Years	5.79%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

Returns

CLASS A SHARES

1 Year	6.82%

5 Years	2.87%

10 Years	4.13%

CLASS C SHARES

1 Year	10.00%

5 Years	3.24%

10 Years[1]	3.99%

ADVISOR CLASS SHARES[2]

1 Year	11.73%

5 Years	3.98%

10 Years	4.82%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

Returns

CLASS A SHARES

1 Year	4.89%

5 Years	3.17%

10 Years	3.99%

CLASS C SHARES

1 Year	6.56%

5 Years	3.27%

10 Years[1]	3.72%

ADVISOR CLASS SHARES[2]

1 Year	7.91%

5 Years	4.10%

10 Years	4.60%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

14 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 15

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,089.50	$5.21	0.99%	$5.27	1.00%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%	$5.09	1.00%
Class C
Actual	$1,000	$1,084.70	$9.14	1.74%	$9.20	1.75%
Hypothetical**	$1,000	$1,016.43	$8.84	1.74%	$8.89	1.75%
Advisor Class
Actual	$1,000	$1,090.80	$3.90	0.74%	$3.95	0.75%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%	$3.82	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

August 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $96.2

1

All data are as of August 31, 2021. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” weightings represent 0.9% or less in the following sectors: Industrial, Risk Share Floating Rate and Utilities.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO SUMMARY (continued)

August 31, 2021 (unaudited)

1

All data are as of August 31, 2021. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

18 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

August 31, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 57.3%
Long-Term Municipal Bonds – 55.5%
Alabama – 0.8%
Black Belt Energy Gas District (Morgan Stanley) Series 2019-A 4.00%, 12/01/2049	$265	$301,729
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016-A 5.00%, 09/01/2046	100	148,534
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	250	293,858

		744,121

Arizona – 0.7%
Arizona Industrial Development Authority (Arizona Industrial Development Authority) Series 2019-2 – Class A 3.625%, 05/20/2033	141	160,016
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	100	120,362
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2040	235	253,460
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-A 6.125%, 10/01/2047(a)	110	122,437

		656,275

California – 1.6%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	150	167,967

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022-A 4.00%, 05/15/2051(b)	$500	$574,527
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2054(a)	250	282,542
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(a)	100	108,551
Golden State Tobacco Securitization Corp. Series 2018-A 5.00%, 06/01/2047	200	206,650
Los Angeles Department of Water & Power (Los Angeles Department of Water & Power Power System Revenue) Series 2020-A 5.00%, 07/01/2029	180	238,361

		1,578,598

Colorado – 0.8%
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2028	545	697,621
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(a)	100	102,088

		799,709

Connecticut – 1.3%
State of Connecticut Special Tax Revenue Series 2012 5.00%, 01/01/2027	1,135	1,206,882

Delaware – 0.2%
State of Delaware Series 2017 5.00%, 03/01/2022	225	230,474

20 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.2%
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	$1,625	$158,255

Florida – 6.7%
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 07/01/2050(a)	270	290,275
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2034	500	622,086
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	240	253,951
Central Florida Expressway Authority AGM Series 2021-D 5.00%, 07/01/2034	1,315	1,764,321
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2036	500	635,849
County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	560	589,501
County of Miami-Dade FL Aviation Revenue Series 2014-B 5.00%, 10/01/2025	665	759,401
Florida Higher Educational Facilities Financial Authority (Ringling College of Art & Design, Inc.) Series 2019 5.00%, 03/01/2049	315	372,989
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037-01/01/2048	425	496,793
Tampa Bay Water Series 2011-A 5.00%, 10/01/2023	650	652,537

		6,437,703

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Georgia – 3.5%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2030	$200	$236,226
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	625	694,830
Development Authority for Fulton County (Georgia Tech Athletic Association) Series 2019 5.00%, 10/01/2035	835	1,063,701
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-C 4.00%, 08/01/2048	450	484,893
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2021-C 4.00%, 05/01/2052(b)	220	263,160
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 04/01/2044	210	228,448
State of Georgia Series 2021-A 5.00%, 07/01/2029	305	403,889

		3,375,147

Guam – 0.3%
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011-A 5.125%, 01/01/2042	300	304,777

Illinois – 5.9%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	525	548,343
Series 2016-A 7.00%, 12/01/2044	100	122,250
Series 2017-B 6.75%, 12/01/2030(a)	135	180,887
7.00%, 12/01/2042(a)	100	132,268
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033	105	128,832

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Chicago IL Series 2014-A 5.00%, 01/01/2035	$100	$108,305
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2041	415	500,415
Illinois Finance Authority (CHF-Chicago LLC) Series 2017-A 5.00%, 02/15/2047	210	242,131
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017-C 5.00%, 08/01/2049	425	494,446
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	448	449,617
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041-12/15/2050	675	350,264
Series 2017-A 5.00%, 06/15/2057	115	136,405
Series 2017-B Zero Coupon, 12/15/2054	150	57,520
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2023	365	395,446
State of Illinois Series 2013 5.00%, 07/01/2022	315	327,432
Series 2016 5.00%, 02/01/2027-02/01/2028	650	785,175
Series 2017-A 5.00%, 12/01/2025	135	158,877
Series 2017-D 5.00%, 11/01/2024-11/01/2028	480	567,413

		5,686,026

Indiana – 0.2%
Indiana Finance Authority (RES Polyflow Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	185	178,857

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 1.0%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013-B 5.25%, 12/01/2050	$110	$120,738
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2020-A 5.00%, 08/01/2026	385	470,871
Xenia Rural Water District Series 2016 5.00%, 12/01/2031	340	399,615

		991,224

Kansas – 0.3%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	275	289,278

Kentucky – 1.2%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2037	315	369,265
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2037	410	495,106
Kentucky Public Energy Authority (Morgan Stanley) Series 2019-C 4.00%, 02/01/2050	220	260,588

		1,124,959

Louisiana – 0.5%
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2048	400	475,113

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 0.9%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	$100	$114,082
County of Frederick MD (Mount St. Mary’s University, Inc.) Series 2017-A 5.00%, 09/01/2045(a)	215	239,565
Maryland State Transportation Authority Series 2021-A 5.00%, 07/01/2032	340	464,874

		818,521

Massachusetts – 1.7%
Commonwealth of Massachusetts Series 2019-C 5.00%, 05/01/2022	355	366,650
Massachusetts Development Finance Agency Series 2012-A 5.25%, 07/01/2042 (Pre-refunded/ETM)	635	661,815
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 07/01/2047	320	310,002
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(c)	235	228,213
Series 2017-A 7.75%, 12/01/2044(c)	100	98,808

		1,665,488

Michigan – 2.1%
City of Detroit MI Series 2018 5.00%, 04/01/2036-04/01/2037	65	76,577
Detroit City School District Series 2012-A 5.00%, 05/01/2023	395	407,622
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017-A 5.00%, 11/01/2047	325	352,409

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014-D2 5.00%, 07/01/2028	$500	$567,362
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-B Zero Coupon, 06/01/2065	235	31,818
Michigan State Hospital Finance Authority (Trinity Health Corp.) Series 2017-C 5.00%, 12/01/2023	445	493,104
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	1,000	50,501

		1,979,393

Minnesota – 0.1%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL Series 1998 0.105%, 08/01/2028(d)	75	75,000

Missouri – 0.8%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2036	470	550,860
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2046	245	266,366

		817,226

Nevada – 0.1%
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	100	108,521

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 5.2%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2030	$685	$732,202
Series 2014-P 5.00%, 06/15/2029	500	561,340
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	415	479,692
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2047	415	480,789
New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group) Series 2019 5.00%, 07/01/2042	375	438,711
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 06/15/2038	250	310,560
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2029	675	762,863
Series 2021-A 4.00%, 01/01/2042	500	596,553
Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	515	612,038

		4,974,748

New York – 1.9%
County of Nassau NY Series 2017-C 5.00%, 10/01/2026	225	274,706

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Transportation Authority Series 2019-D 5.00%, 09/01/2022	$310	$324,494
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2032	195	247,125
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	550	97,760
New York Liberty Development Corp. (Goldman Sachs Headquarters LLC) Series 2005 5.25%, 10/01/2035	200	287,246
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	460	514,916
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2020 4.375%, 10/01/2045	100	118,543

		1,864,790

North Carolina – 0.3%
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2017 5.00%, 09/01/2041	250	270,887

Ohio – 2.0%
Buckeye Tobacco Settlement Financing Authority Series 2020-B Zero Coupon, 06/01/2057	395	64,871
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2028	315	397,364

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	$560	$660,711
County of Miami OH (Kettering Health Network Obligated Group) Series 2019 5.00%, 08/01/2033	195	245,701
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009-D 4.25%, 08/01/2029	250	250,394
Ohio University Series 2012 5.00%, 12/01/2042 (Pre-refunded/ETM)	220	228,033
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	45	45,962

		1,893,036

Oregon – 0.1%
Yamhill County Hospital Authority (Friendsview Manor Obligated Group) Series 2021-B 1.75%, 11/15/2026	100	100,306

Pennsylvania – 2.5%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030	305	394,841
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	220	255,170
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2023	600	658,680
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016-A 6.00%, 06/01/2051	215	232,826

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	$220	$259,848
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042(b)	500	582,222

		2,383,587

Puerto Rico – 3.2%
Children’s Trust Fund Series 2008A Zero Coupon, 05/15/2057	2,000	132,086
Commonwealth of Puerto Rico Series 2006-A 5.25%, 07/01/2023(e)(f)	20	18,825
Series 2011-A 5.75%, 07/01/2024(e)(f)	40	37,050
Series 2012-A 5.50%, 07/01/2039(e)(f)	65	58,338
Series 2014-A 8.00%, 07/01/2035(e)(f)	100	84,875
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	77	72,248
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	15	16,448
Series 2012-A 5.00%, 07/01/2022-07/01/2033	90	93,575
5.125%, 07/01/2037	25	26,019
5.25%, 07/01/2029-07/01/2042	120	125,016
5.50%, 07/01/2028	30	31,316
5.75%, 07/01/2037	30	31,378
6.00%, 07/01/2047	30	31,433
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032-07/01/2037(e)(f)	175	171,063
AGM Series 2007-V 5.25%, 07/01/2031	245	287,308
Series 2008-W 5.375%, 07/01/2024(e)(f)	45	44,213

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2028(e)(f)	$90	$87,975
5.50%, 07/01/2036(e)(f)	100	98,375
Series 2010-A 5.25%, 07/01/2030(e)(f)	55	53,969
Series 2010-C 5.00%, 07/01/2021(f)(g)	25	24,438
5.25%, 07/01/2028(e)(f)	65	63,781
Series 2010-D 5.00%, 07/01/2021(g)	15	14,681
Series 2010-X 5.25%, 07/01/2040(e)(f)	70	68,688
Series 2010-Z 5.25%, 07/01/2024(e)(f)	25	24,531
Series 2012-A 5.00%, 07/01/2029(e)(f)	40	39,100
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	225	232,313
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024-07/01/2046	434	153,174
Series 2019-A 4.329%, 07/01/2040	100	113,428
5.00%, 07/01/2058	772	891,937

		3,127,581

Tennessee – 0.5%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.125%, 12/01/2042(a)	280	272,673
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(a)	100	50,845
Tennessee Housing Development Agency Series 2017 4.00%, 07/01/2048	190	206,159

		529,677

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 4.5%
City of Houston TX Series 2017-A 5.00%, 03/01/2026	$405	$487,318
Harris County-Houston Sports Authority AGM Series 2014-A 5.00%, 11/15/2025	615	697,190
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2044	500	584,107
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 01/01/2037	325	353,332
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) Series 2019 7.25%, 12/01/2053	35	25,688
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 06/01/2046	90	103,865
State of Texas Series 2021-B 5.00%, 08/01/2028	365	464,576
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2044	300	330,727
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	180	192,751
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2019 5.00%, 06/30/2058	230	279,017
University of North Texas System Series 2020-A 5.00%, 04/15/2025	400	466,497

32 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Uptown Development Authority Series 2017-A 5.00%, 09/01/2040	$325	$369,246

		4,354,314

Utah – 0.3%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048	255	310,367

Vermont – 0.4%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 04/01/2036(a)	100	119,389
Vermont Economic Development Authority (Wake Robin Corp.) Series 2017-A 5.00%, 05/01/2047	235	264,781

		384,170

Virginia – 1.4%
County of Loudoun VA Series 2021-A 5.00%, 12/01/2026	415	512,751
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 01/01/2037(a)	220	231,677
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	410	412,714
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2020 5.00%, 02/01/2027	155	191,706

		1,348,848

Washington – 1.3%
Kalispel Tribe of Indians Series 2018-B 5.25%, 01/01/2038(a)	155	185,897
King County Public Hospital District No. 1 Series 2018 5.00%, 12/01/2031	265	335,929

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission Series 2012-A 6.75%, 10/01/2047 (Pre-refunded/ETM)(a)	$340	$363,567
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016-A 5.00%, 01/01/2046(a)	315	344,952

		1,230,345

Wisconsin – 1.0%
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	160	177,700
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	265	290,904
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042-05/01/2047	410	471,731

		940,335

Total Long-Term Municipal Bonds (cost $49,860,493)		53,414,538

Short-Term Municipal Notes – 1.8%
New York – 1.8%
New York City Health and Hospitals Corp. Series 2008-E 0.02%, 02/15/2026(h)	850	850,000
County of Clark Department of Aviation Series 2014-D 0.02%, 07/01/2040(h)	850	850,000

		1,700,000

Total Municipal Obligations (cost $51,560,493)		55,114,538

34 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 30.6%
Information Technology – 6.7%
Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	2,963	$227,055
CDW Corp./DE	1,061	212,847
IPG Photonics Corp.(f)	249	42,499

		482,401

IT Services – 1.2%
Accenture PLC – Class A	603	202,946
Akamai Technologies, Inc.(f)	669	75,764
Automatic Data Processing, Inc.	630	131,695
Cognizant Technology Solutions Corp. – Class A	2,977	227,175
International Business Machines Corp.	1,207	169,390
Mastercard, Inc. – Class A	812	281,139
Visa, Inc. – Class A	506	115,925
Wix.com Ltd.(f)	60	13,325

		1,217,359

Semiconductors & Semiconductor Equipment – 0.9%
Applied Materials, Inc.	2,268	306,475
ASML Holding NV	16	13,344
Infineon Technologies AG	1,237	52,669
KLA Corp.	459	156,041
Lam Research Corp.	274	165,721
NVIDIA Corp.	30	6,715
QUALCOMM, Inc.	1,083	158,865

		859,830

Software – 2.9%
Adobe, Inc.(f)	350	232,295
Bentley Systems, Inc.	490	31,600
Cadence Design Systems, Inc.(f)	136	22,233
Crowdstrike Holdings, Inc. – Class A(f)	321	90,201
Fortinet, Inc.(f)	380	119,753
Intuit, Inc.	28	15,851
Microsoft Corp.	5,036	1,520,268
NortonLifeLock, Inc.	3,503	93,040
Oracle Corp.	1,175	104,728
SAP SE	1,567	235,379
ServiceNow, Inc.(f)	285	183,438
SS&C Technologies Holdings, Inc.	90	6,809
Trend Micro, Inc./Japan	305	16,708
VMware, Inc. – Class A(f)	697	103,762

		2,776,065

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 1.2%
Apple, Inc.	4,930	$748,522
NetApp, Inc.	1,335	118,722
Samsung Electronics Co., Ltd.	4,087	269,816

		1,137,060

		6,472,715

Financials – 5.0%
Banks – 0.9%
ABN AMRO Bank NV (GDR)(a)(f)	5,818	81,055
Citigroup, Inc.	126	9,061
Commonwealth Bank of Australia	2,289	166,781
Concordia Financial Group Ltd.	6,600	25,589
Credit Agricole SA	9,771	141,032
ING Groep NV	500	6,897
JPMorgan Chase & Co.	1,119	178,984
Mizuho Financial Group, Inc.	1,600	22,419
National Bank of Canada	1,823	144,695
Nordea Bank Abp	3,490	40,990
Oversea-Chinese Banking Corp., Ltd.	2,500	21,156
PNC Financial Services Group, Inc. (The)	197	37,647
Societe Generale SA	390	12,275

		888,581

Capital Markets – 1.9%
Apollo Global Management, Inc.	100	5,978
BlackRock, Inc. – Class A	176	166,019
Carlyle Group, Inc. (The)	2,164	106,858
Charles Schwab Corp. (The)	2,969	216,292
CME Group, Inc. – Class A	415	83,714
Credit Suisse Group AG	13,687	144,993
Daiwa Securities Group, Inc.	10,300	58,267
EQT AB	149	7,605
Euronext NV(a)	623	72,296
Futu Holdings Ltd. (ADR)(f)	60	5,711
Goldman Sachs Group, Inc. (The)	828	342,387
IGM Financial, Inc.	2,357	85,955
London Stock Exchange Group PLC	755	82,706
Moody’s Corp.	632	240,647
Morgan Stanley	1,303	136,072
T. Rowe Price Group, Inc.	328	73,429

		1,828,929

Consumer Finance – 0.4%
Ally Financial, Inc.	1,876	99,240
American Express Co.	1,448	240,310

		339,550

36 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.4%
Groupe Bruxelles Lambert SA	742	$85,008
Industrivarden AB	813	29,933
Investor AB	5,992	143,320
Kinnevik AB(f)	705	27,623
M&G PLC	37,700	106,791

		392,675

Insurance – 1.1%
Aviva PLC	3,943	21,916
CNP Assurances	7,832	134,201
Japan Post Holdings Co., Ltd.(f)	15,700	134,937
Japan Post Insurance Co., Ltd.	2,800	50,848
Legal & General Group PLC	15,264	56,700
Manulife Financial Corp.	7,263	141,443
Medibank Pvt Ltd.	2,145	5,557
MetLife, Inc.	2,383	147,746
NN Group NV	2,592	134,454
PICC Property & Casualty Co., Ltd. – Class H	86,000	77,754
Principal Financial Group, Inc.	469	31,334
Prudential Financial, Inc.	1,278	135,315

		1,072,205

Mortgage Real Estate Investment Trusts (REITs) – 0.3%
AGNC Investment Corp.	8,476	138,243
Annaly Capital Management, Inc.	16,111	140,005

		278,248

		4,800,188

Consumer Discretionary – 3.8%
Auto Components – 0.2%
Aisin Corp.	300	11,451
Aptiv PLC(f)	1,341	204,087

		215,538

Automobiles – 0.3%
Tesla, Inc.(f)	260	191,287
Toyota Motor Corp.	1,090	94,932

		286,219

Diversified Consumer Services – 0.1%
Service Corp. International/US	2,303	144,536

Hotels, Restaurants & Leisure – 0.5%
Aramark	200	6,958
Chipotle Mexican Grill, Inc. – Class A(f)	21	39,970
Compass Group PLC(f)	4,284	88,507
Darden Restaurants, Inc.	469	70,655

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Domino’s Pizza, Inc.	95	$49,105
Galaxy Entertainment Group Ltd.(f)	18,700	119,897
Starbucks Corp.	1,070	125,714

		500,806

Household Durables – 0.3%
Electrolux AB – Class B	4,003	101,722
Lennar Corp. – Class A	54	5,795
Persimmon PLC	3,452	139,707
PulteGroup, Inc.	692	37,271

		284,495

Internet & Direct Marketing Retail – 1.2%
Alibaba Group Holding Ltd. (Sponsored ADR)(f)	714	119,231
Amazon.com, Inc.(f)	215	746,220
MercadoLibre, Inc.(f)	44	82,168
Prosus NV(f)	2,528	223,767

		1,171,386

Leisure Products – 0.0%
Hasbro, Inc.	90	8,848

Multiline Retail – 0.2%
Target Corp.	667	164,736

Specialty Retail – 0.5%
Best Buy Co., Inc.	550	64,080
Home Depot, Inc. (The)	72	23,485
Lowe’s Cos., Inc.	658	134,160
TJX Cos., Inc. (The)	2,440	177,437
Tractor Supply Co.	221	42,929

		442,091

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	410	45,252
EssilorLuxottica SA	213	41,852
Kering SA	56	44,605
NIKE, Inc. – Class B	1,538	253,370
Pandora A/S	584	70,001

		455,080

		3,673,735

Health Care – 3.7%
Biotechnology – 0.3%
AbbVie, Inc.	1,673	202,065
Moderna, Inc.(f)	146	54,996

		257,061

38 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.3%
Abbott Laboratories	2,240	$283,069
Align Technology, Inc.(f)	123	87,207
Baxter International, Inc.	1,340	102,135
Cooper Cos., Inc. (The)	380	171,270
DexCom, Inc.(f)	94	49,765
IDEXX Laboratories, Inc.(f)	227	152,943
Koninklijke Philips NV	3,632	167,374
Medtronic PLC	1,318	175,927
Stryker Corp.	149	41,288

		1,230,978

Health Care Providers & Services – 0.4%
Anthem, Inc.	937	351,497
Henry Schein, Inc.(f)	778	58,809

		410,306

Life Sciences Tools & Services – 0.6%
Bio-Rad Laboratories, Inc. – Class A(f)	130	104,627
Eurofins Scientific SE	142	20,148
IQVIA Holdings, Inc.(f)	820	212,978
Mettler-Toledo International, Inc.(f)	95	147,519
Thermo Fisher Scientific, Inc.	227	125,974

		611,246

Pharmaceuticals – 1.1%
AstraZeneca PLC (Sponsored ADR)	1,193	69,528
Eli Lilly & Co.	452	116,747
Novo Nordisk A/S – Class B	869	86,995
Roche Holding AG	529	212,423
Sanofi	1,661	172,144
Sumitomo Dainippon Pharma Co., Ltd.	600	10,770
Takeda Pharmaceutical Co., Ltd.	4,400	146,456
Zoetis, Inc.	1,012	207,015

		1,022,078

		3,531,669

Communication Services – 3.0%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	4,829	132,411
Comcast Corp. – Class A	2,147	130,280
Orange SA	2,776	31,561
Spark New Zealand Ltd.	37,245	127,889
Telefonica SA(f)	28,548	141,258
Telenor ASA	7,075	123,947

		687,346

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 0.3%
Electronic Arts, Inc.	1,044	$151,599
Nintendo Co., Ltd.	93	44,681
Sea Ltd. (ADR)(f)	138	46,688

		242,968

Interactive Media & Services – 1.5%
Alphabet, Inc. – Class A(f)	37	107,076
Alphabet, Inc. – Class C(f)	167	485,843
Facebook, Inc. – Class A(f)	2,219	841,845
Snap, Inc. – Class A(f)	120	9,133

		1,443,897

Media – 0.2%
Interpublic Group of Cos., Inc. (The)	2,051	76,359
Omnicom Group, Inc.	1,124	82,299
Publicis Groupe SA	558	36,633

		195,291

Wireless Telecommunication Services – 0.3%
Softbank Corp.	11,077	148,242
SoftBank Group Corp.	2,280	128,486

		276,728

		2,846,230

Industrials – 2.9%
Aerospace & Defense – 0.0%
Huntington Ingalls Industries, Inc.	40	8,167

Air Freight & Logistics – 0.3%
Deutsche Post AG	2,290	161,008
Kuehne & Nagel International AG	395	144,359

		305,367

Building Products – 0.6%
Cie de Saint-Gobain	1,164	84,382
Lennox International, Inc.	66	22,122
Lixil Corp.	500	14,551
Otis Worldwide Corp.	3,251	299,807
Owens Corning	445	42,520
Xinyi Glass Holdings Ltd.	16,097	67,643

		531,025

Commercial Services & Supplies – 0.0%
Copart, Inc.(f)	280	40,410

Construction & Engineering – 0.0%
Kajima Corp.	2,313	29,884

Electrical Equipment – 0.3%
ABB Ltd.	4,116	152,270

40 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Rockwell Automation, Inc.	225	$73,226
Vertiv Holdings Co.	2,187	61,608

		287,104

Industrial Conglomerates – 0.3%
3M Co.	1,618	315,089

Machinery – 0.8%
CNH Industrial NV	1,390	22,978
Cummins, Inc.	599	141,352
Dover Corp.	886	154,483
Mitsubishi Heavy Industries Ltd.	5,000	132,094
Nabtesco Corp.	300	11,864
Parker-Hannifin Corp.	257	76,244
Snap-on, Inc.	562	126,422
Volvo AB – Class B	4,262	96,503

		761,940

Marine – 0.1%
AP Moller – Maersk A/S – Class B	18	51,278
Nippon Yusen KK	400	32,166

		83,444

Professional Services – 0.3%
Adecco Group AG	1,448	80,549
Booz Allen Hamilton Holding Corp.	140	11,467
RELX PLC	2,806	84,399
Verisk Analytics, Inc. – Class A	395	79,695

		256,110

Trading Companies & Distributors – 0.2%
Fastenal Co.	628	35,074
WW Grainger, Inc.	274	118,834

		153,908

		2,772,448

Materials – 1.4%
Chemicals – 0.7%
Celanese Corp. – Class A	108	17,129
Dow, Inc.	2,040	128,316
International Flavors & Fragrances, Inc.	634	96,051
Linde PLC	372	117,027
LyondellBasell Industries NV – Class A	1,357	136,175
Mitsubishi Chemical Holdings Corp.	5,887	51,688
Sumitomo Chemical Co., Ltd.	26,200	132,824

		679,210

Containers & Packaging – 0.2%
Packaging Corp. of America	986	149,576

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Metals & Mining – 0.5%
Evraz PLC	16,443	$133,751
Fortescue Metals Group Ltd.	8,656	131,963
Rio Tinto Ltd.	1,621	131,893
Rio Tinto PLC	1,331	98,473

		496,080

		1,324,866

Real Estate – 1.3%
Equity Real Estate Investment Trusts (REITs) – 1.2%
American Tower Corp.	691	201,889
Extra Space Storage, Inc.	517	96,632
Iron Mountain, Inc.	3,042	145,256
Omega Healthcare Investors, Inc.	3,972	133,181
Orix JREIT, Inc.	72	128,340
Stockland	24,180	81,484
VICI Properties, Inc.	4,704	145,401
Vornado Realty Trust	1,636	68,516
Weyerhaeuser Co.	4,073	146,628

		1,147,327

Real Estate Management & Development – 0.1%
CBRE Group, Inc. – Class A(f)	1,380	132,894
Nomura Real Estate Holdings, Inc.	900	23,048

		155,942

		1,303,269

Energy – 1.0%
Oil, Gas & Consumable Fuels – 1.0%
BP PLC	16,280	66,232
Canadian Natural Resources Ltd.	957	31,669
Enbridge, Inc.	896	35,260
Eni SpA	2,170	26,773
Equinor ASA	790	16,743
Inpex Corp.	9,900	68,022
Keyera Corp.	3,148	75,803
LUKOIL PJSC (Sponsored ADR)	864	73,915
Neste Oyj	1,134	69,074
OMV AG	550	30,465
ONEOK, Inc.	2,519	132,298
Royal Dutch Shell PLC – Class A	3,260	64,611
Royal Dutch Shell PLC – Class B	7,349	144,610
TotalEnergies SE	2,100	92,889
Valero Energy Corp.	406	26,922

		955,286

42 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 0.9%
Beverages – 0.3%
Asahi Group Holdings Ltd.	3,415	$158,745
Coca-Cola Co. (The)	2,686	151,248
Constellation Brands, Inc. – Class A	220	46,451

		356,444

Food & Staples Retailing – 0.1%
Kroger Co. (The)	1,200	55,236

Tobacco – 0.5%
Altria Group, Inc.	3,333	167,417
Imperial Brands PLC	6,321	134,048
Philip Morris International, Inc.	1,790	184,370

		485,835

		897,515

Utilities – 0.9%
Electric Utilities – 0.3%
Endesa SA	4,422	106,314
Evergy, Inc.	1,226	83,920
Iberdrola SA	3,440	42,627
NRG Energy, Inc.	764	34,892
Red Electrica Corp. SA	1,637	32,647

		300,400

Gas Utilities – 0.3%
AltaGas Ltd.	5,225	104,654
Snam SpA	22,756	134,547
UGI Corp.	1,149	53,210

		292,411

Independent Power and Renewable Electricity Producers – 0.1%
Uniper SE	1,832	72,735

Multi-Utilities – 0.2%
AGL Energy Ltd.	9,610	45,213
Atco Ltd./Canada – Class I	1,056	35,530
E.ON SE	4,659	61,469
Sempra Energy	656	86,828

		229,040

		894,586

Total Common Stocks (cost $27,774,338)		29,472,507

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 6.8%
Real Estate – 6.8%
Diversified REITs – 1.6%
Armada Hoffler Properties, Inc. Series A 6.75%	8,050	$224,273
DigitalBridge Group, Inc. Series H 7.125%	10,210	261,070
DigitalBridge Group, Inc. Series I 7.15%	4,928	126,896
DigitalBridge Group, Inc. Series J 7.125%	4,575	117,440
Gladstone Commercial Corp. Series E 6.625%	5,818	158,366
Global Net Lease, Inc. Series A 7.25%	4,357	116,332
Global Net Lease, Inc. Series B 6.875%	3,646	106,062
PS Business Parks, Inc. Series X 5.25%	193	5,115
PS Business Parks, Inc. Series Y 5.20%	2,193	58,509
PS Business Parks, Inc. Series Z 4.875%	7,626	213,604
Vornado Realty Trust Series K 5.70%	1,463	38,082
Vornado Realty Trust Series L 5.40%	3,588	93,790

		1,519,539

Health Care REITs – 0.1%
Global Medical REIT, Inc. Series A 7.50%	2,191	58,281

44 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotel & Resort REITs – 1.1%
Chatham Lodging Trust Series A 6.625%	3,444	$90,922
DiamondRock Hospitality Co. 8.25%	6,828	192,550
Hersha Hospitality Trust Series C 6.875%	782	19,667
Hersha Hospitality Trust Series D 6.50%	3,104	74,279
Hersha Hospitality Trust Series E 6.50%	2,424	57,473
Pebblebrook Hotel Trust Series E 6.375%	1,093	27,631
Pebblebrook Hotel Trust Series F 6.30%	5,683	143,155
Pebblebrook Hotel Trust Series H 5.70%	8,025	204,557
Summit Hotel Properties, Inc. Series D 6.45%	150	3,750
Summit Hotel Properties, Inc. Series E 6.25%	8,671	231,255
Summit Hotel Properties, Inc. Series F 5.875%	1,400	35,546

		1,080,785

Industrial REITs – 0.5%
Monmouth Real Estate Investment Corp. Series C 6.125%	8,101	204,631
Plymouth Industrial REIT, Inc. Series A 7.50%	2,572	70,087
Rexford Industrial Realty, Inc. Series B 5.875%	5,575	147,459
Rexford Industrial Realty, Inc. Series C 5.625%	3,099	86,555

		508,732

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Office REITs – 0.2%
City Office REIT, Inc. Series A 6.625%	2,067	$52,977
Vornado Realty Trust Series M 5.25%	3,061	81,209
Vornado Realty Trust Series N 5.25%	1,410	38,775

		172,961

Real Estate Development – 0.3%
American Finance Trust, Inc. Series C 7.375%	8,150	219,153
Sunstone Hotel Investors, Inc. Series H 6.125%	3,275	87,901

		307,054

Real Estate Operating Companies – 0.1%
Brookfield Property Partners LP Series A2 6.375%	3,477	89,533

Real Estate Services – 0.1%
CTO Realty Growth, Inc. Series A 6.375%	2,142	56,227
Sunstone Hotel Investors, Inc. Series I 5.70%	3,450	90,321

		146,548

Residential REITs – 0.8%
American Homes 4 Rent Series F 5.875%	6,218	163,534
American Homes 4 Rent Series G 5.875%	459	12,076
American Homes 4 Rent Series H 6.25%	3,506	97,677
Bluerock Residential Growth REIT, Inc. Series D 7.125%	2,905	74,223

46 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Centerspace Series C 6.625%	3,132	$83,859
UMH Properties, Inc. Series C 6.75%	9,292	244,287
UMH Properties, Inc. Series D 6.375%	2,825	74,608

		750,264

Retail REITs – 1.1%
American Finance Trust, Inc. Series A 7.50%	1,350	36,693
Cedar Realty Trust, Inc. Series C 6.50%	5,761	148,979
National Retail Properties, Inc. Series F 5.20%	1,176	29,670
Saul Centers, Inc. Series D 6.125%	6,875	187,481
SITE Centers Corp. Series A 6.375%	9,125	237,980
Spirit Realty Capital, Inc. Series A 6.00%	5,825	155,062
Urstadt Biddle Properties, Inc. Series H 6.25%	6,790	180,275
Urstadt Biddle Properties, Inc. Series K 5.875%	1,424	38,420

		1,014,560

Specialized REITs – 0.9%
Digital Realty Trust, Inc. Series K 5.85%	3,025	84,367
Digital Realty Trust, Inc. Series L 5.20%	10,725	292,042
National Storage Affiliates Trust Series A 6.00%	8,130	219,429

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Public Storage Series H 5.60%		989	$27,712
Public Storage Series L 4.625%		5,384	149,137
Public Storage Series M 4.125%		1,644	42,941
Public Storage Series P 4.00%		2,805	71,247
QTS Realty Trust, Inc. Series A 7.125%		976	24,575

			911,450

Total Preferred Stocks (cost $6,107,881)			6,559,707

INVESTMENT COMPANIES – 1.8%
Funds and Investment Trusts – 1.8%(i)
Energy Select Sector SPDR Fund		5,945	287,738
Financial Select Sector SPDR Fund		9,931	381,350
Industrial Select Sector SPDR Fund		2,735	285,835
iShares MSCI Europe Financials ETF		17,450	350,658
SPDR MSCI Europe Industrials UCITS ETF(f)		1,260	377,367

Total Investment Companies (cost $1,626,728)			1,682,948

		Notional Amount
OPTIONS PURCHASED – PUTS – 1.2%
Options on Equity Indices – 1.2%
Euro STOXX 50 Index Expiration: Feb 2022; Contracts: 1,950; Exercise Price: EUR 3,525.00; Counterparty: Bank of America, NA(f)	EUR	6,873,750	140,693
FTSE 100 Index Expiration: Feb 2022; Contracts: 410; Exercise Price: GBP 6,100.00; Counterparty: Bank of America, NA(f)	GBP	2,501,000	53,564
Nikkei 225 Index Expiration: Feb 2022; Contracts: 23,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(f)	JPY	517,500,000	46,554

48 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

Nikkei 225 Index Expiration: Feb 2022; Contracts: 3,000; Exercise Price: JPY 22,500.00; Counterparty: UBS AG(f)	JPY	67,500,000	$6,072
S&P 500 Index Expiration: Feb 2022; Contracts: 14,800; Exercise Price: USD 3,750.00; Counterparty: UBS AG(f)	USD	55,500,000	938,992

Total Options Purchased (cost $1,372,576)			1,185,875

		Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Transportation - Airlines – 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%, 04/20/2029(a) (cost $100,000)		$100	107,585

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Risk Share Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M3 3.834% (LIBOR 1 Month + 3.75%), 09/25/2024(j) (cost $161,664)		159	163,864

		Shares
SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(i)(k)(l) (cost $2,985,044)		2,985,044	2,985,044

Total Investments – 101.1% (cost $91,688,724)			97,272,068
Other assets less liabilities – (1.1)%			(1,023,906)

Net Assets – 100.0%			$96,248,162

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	21	September 2021	$2,239,997	$2,165
10 Yr Canadian Bond Futures	14	December 2021	1,621,543	3,403
Euro STOXX 50 Index Futures	45	September 2021	2,221,789	24,743
FTSE 100 Index Futures	14	September 2021	1,365,927	12,469
FTSE KLCI Futures	68	September 2021	1,299,230	15,179
FTSE Taiwan Index Futures	1	September 2021	60,730	1,532
FTSE/JSE Top 40 Futures	15	September 2021	624,049	10,193
Hang Seng Index Futures	8	September 2021	1,324,547	9,634
MSCI Emerging Markets Futures	5	September 2021	324,800	6,941
S&P 500 E-Mini Futures	80	September 2021	18,082,000	417,796
S&P TSX 60 Index Futures	1	September 2021	194,967	6,835
SET 50 Futures	17	September 2021	103,880	2,788
SPI 200 Futures	2	September 2021	273,490	5,071
TOPIX Index Futures	16	September 2021	2,857,065	40,233
U.S. T-Note 10 Yr (CBT) Futures	92	December 2021	12,277,687	38,642
WIG 20 Index Futures	78	September 2021	954,292	33,576

Sold Contracts
10 Yr Mini Japan Government Bond Futures	14	September 2021	1,936,318	1,293
BIST 30 Futures	543	October 2021	1,060,340	(6,333)
Euro STOXX 50 Index Futures	6	September 2021	296,238	(8,911)
Euro-Bund Futures	14	September 2021	2,900,277	7,092
FTSE China A50 Futures	19	September 2021	280,326	3,960
Long Gilt Futures	10	December 2021	1,763,108	3,975
MEX BOLSA Index Futures	9	September 2021	238,578	(9,090)
MSCI Singapore IX ETS Futures	32	September 2021	838,172	6,704
OMXS30 Index Futures	30	September 2021	818,273	7,765
S&P 500 E-Mini Futures	1	September 2021	226,025	(5,660)
S&P TSX 60 Index Futures	6	September 2021	1,169,801	(19,532)
SGX Nifty 50 Futures	52	September 2021	1,781,052	(47,631)

				$564,832

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	NZD	2,458	USD	1,725	09/15/2021	$(6,620)
Bank of America, NA	PEN	1,084	USD	265	09/16/2021	(74)
Bank of America, NA	USD	553	PEN	2,172	09/16/2021	(21,690)
Bank of America, NA	CZK	24,908	USD	1,161	09/17/2021	4,700
Bank of America, NA	USD	2,697	RUB	201,395	09/30/2021	42,254
Barclays Bank PLC	CAD	519	USD	415	09/15/2021	3,483
Barclays Bank PLC	EUR	676	USD	796	09/15/2021	(2,731)
Barclays Bank PLC	GBP	623	USD	853	09/15/2021	(2,599)
Barclays Bank PLC	USD	1,080	AUD	1,500	09/15/2021	17,979
Barclays Bank PLC	USD	529	CAD	673	09/15/2021	3,646

50 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,566	NOK	13,783	09/15/2021	$19,763
Barclays Bank PLC	PLN	2,432	USD	627	09/17/2021	(8,037)
Barclays Bank PLC	MYR	2,555	USD	622	09/23/2021	7,057
Barclays Bank PLC	USD	2,372	MYR	9,807	09/23/2021	(12,956)
Barclays Bank PLC	USD	374	MYR	1,559	09/23/2021	739
Barclays Bank PLC	RUB	6,858	USD	93	09/30/2021	(389)
Barclays Bank PLC	INR	49,867	USD	681	10/08/2021	538
Barclays Bank PLC	IDR	4,137,637	USD	290	10/15/2021	(312)
Barclays Bank PLC	USD	279	IDR	4,098,441	10/15/2021	8,347
Barclays Bank PLC	USD	345	PHP	17,220	10/21/2021	363
BNP Paribas SA	HUF	482,182	USD	1,632	09/17/2021	1,343
Citibank, NA	CLP	231,002	USD	306	09/16/2021	7,957
Citibank, NA	CLP	377,702	USD	487	09/16/2021	(527)
Citibank, NA	USD	180	CNY	1,173	09/16/2021	1,321
Citibank, NA	USD	202	COP	784,232	09/16/2021	5,852
Citibank, NA	USD	2,760	INR	207,876	10/08/2021	78,251
Credit Suisse International	USD	781	JPY	85,744	09/15/2021	(1,287)
Credit Suisse International	CNY	6,933	USD	1,067	09/16/2021	(5,299)
Credit Suisse International	USD	212	CNY	1,370	09/16/2021	(144)
Credit Suisse International	USD	742	CZK	15,908	09/17/2021	(3,649)
Deutsche Bank AG	AUD	1,501	USD	1,099	09/15/2021	1,145
Deutsche Bank AG	AUD	785	USD	570	09/15/2021	(3,825)
Deutsche Bank AG	USD	2,366	SEK	20,487	09/15/2021	8,520
Deutsche Bank AG	COP	4,902,386	USD	1,276	09/16/2021	(24,173)
Deutsche Bank AG	RUB	7,481	USD	100	09/30/2021	(1,534)
Goldman Sachs Bank USA	BRL	4,094	USD	796	09/02/2021	4,233
Goldman Sachs Bank USA	USD	789	BRL	4,094	09/02/2021	3,240
Goldman Sachs Bank USA	CAD	293	USD	234	09/15/2021	1,309
Goldman Sachs Bank USA	EUR	2,009	USD	2,363	09/15/2021	(10,478)
Goldman Sachs Bank USA	NOK	5,265	USD	590	09/15/2021	(15,858)
Goldman Sachs Bank USA	USD	1,409	GBP	1,026	09/15/2021	1,188
Goldman Sachs Bank USA	USD	336	NOK	2,966	09/15/2021	5,166
Goldman Sachs Bank USA	USD	133	COP	501,986	09/16/2021	(63)
Goldman Sachs Bank USA	RUB	93,706	USD	1,263	09/30/2021	(11,601)
Goldman Sachs Bank USA	USD	963	RUB	71,808	09/30/2021	14,218
Goldman Sachs Bank USA	USD	496	BRL	2,551	10/04/2021	(4,974)
Goldman Sachs Bank USA	USD	1,503	PHP	76,333	10/21/2021	29,938
Morgan Stanley Capital Services, Inc.	BRL	4,094	USD	781	09/02/2021	(10,456)
Morgan Stanley Capital Services, Inc.	USD	796	BRL	4,094	09/02/2021	(4,233)
Morgan Stanley Capital Services, Inc.	PEN	4,283	USD	1,077	09/16/2021	29,625
Morgan Stanley Capital Services, Inc.	USD	3	CLP	1,910	09/16/2021	(55)
Morgan Stanley Capital Services, Inc.	USD	778	BRL	4,094	10/04/2021	10,480
Natwest Markets PLC	ZAR	19,867	USD	1,428	09/16/2021	63,069
Natwest Markets PLC	MYR	3,238	USD	782	09/23/2021	3,389
Standard Chartered Bank	CHF	737	USD	809	09/15/2021	4,049
Standard Chartered Bank	GBP	631	USD	874	09/15/2021	6,134

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	JPY	126,400	USD	1,159	09/15/2021	$9,455
Standard Chartered Bank	USD	2,300	EUR	1,952	09/15/2021	4,981
Standard Chartered Bank	USD	374	CNY	2,429	09/16/2021	2,079
Standard Chartered Bank	INR	14,638	USD	195	10/08/2021	(4,915)
Standard Chartered Bank	TWD	34,967	USD	1,255	10/21/2021	(15,101)
Standard Chartered Bank	USD	814	PHP	41,073	10/21/2021	10,281
Standard Chartered Bank	KRW	1,139,354	USD	992	10/28/2021	9,342
State Street Bank & Trust Co.	AUD	722	USD	525	09/15/2021	(3,676)
State Street Bank & Trust Co.	CAD	377	USD	299	09/15/2021	(187)
State Street Bank & Trust Co.	CHF	130	USD	142	09/15/2021	(7)
State Street Bank & Trust Co.	CHF	434	USD	475	09/15/2021	1,140
State Street Bank & Trust Co.	EUR	103	USD	121	09/15/2021	(88)
State Street Bank & Trust Co.	GBP	453	USD	622	09/15/2021	(1,217)
State Street Bank & Trust Co.	JPY	75,032	USD	684	09/15/2021	1,941
State Street Bank & Trust Co.	JPY	21,843	USD	199	09/15/2021	(32)
State Street Bank & Trust Co.	NOK	5,967	USD	670	09/15/2021	(16,357)
State Street Bank & Trust Co.	NOK	1,210	USD	140	09/15/2021	783
State Street Bank & Trust Co.	NZD	591	USD	414	09/15/2021	(2,847)
State Street Bank & Trust Co.	SEK	6,088	USD	698	09/15/2021	(7,602)
State Street Bank & Trust Co.	USD	608	CAD	765	09/15/2021	(1,847)
State Street Bank & Trust Co.	USD	782	CAD	987	09/15/2021	268
State Street Bank & Trust Co.	USD	286	CHF	262	09/15/2021	526
State Street Bank & Trust Co.	USD	284	CHF	259	09/15/2021	(866)
State Street Bank & Trust Co.	USD	860	EUR	733	09/15/2021	5,800
State Street Bank & Trust Co.	USD	314	GBP	228	09/15/2021	(205)
State Street Bank & Trust Co.	USD	517	NZD	750	09/15/2021	11,548
State Street Bank & Trust Co.	USD	163	SEK	1,414	09/15/2021	1,311
State Street Bank & Trust Co.	USD	170	SEK	1,464	09/15/2021	(278)
State Street Bank & Trust Co.	USD	478	ZAR	6,906	09/16/2021	(3,108)
State Street Bank & Trust Co.	USD	136	ZAR	2,021	09/16/2021	2,668
State Street Bank & Trust Co.	PLN	284	USD	73	09/17/2021	(931)
State Street Bank & Trust Co.	USD	302	CZK	6,524	09/17/2021	1,500
State Street Bank & Trust Co.	USD	409	HUF	120,790	09/17/2021	(267)
State Street Bank & Trust Co.	USD	328	HUF	99,848	09/17/2021	9,811
State Street Bank & Trust Co.	USD	75	PLN	284	09/17/2021	(653)
State Street Bank & Trust Co.	THB	63,716	USD	1,946	10/07/2021	(30,488)
State Street Bank & Trust Co.	USD	158	NOK	1,379	10/13/2021	830
State Street Bank & Trust Co.	NZD	210	USD	146	10/15/2021	(1,958)
UBS AG	USD	515	MXN	10,547	10/28/2021	6,666

						$224,032

52 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	(5.00)%	Quarterly	2.76%	USD	750	$(81,062)	$(58,537)	$(22,525)

Sale Contracts
CDX-NAHY Series 36, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.76	USD	3,710	400,985	341,714	59,271
iTraxx Xover Series 35, 5 Year Index, 06/20/2026*	5.00	Quarterly	2.28	EUR	840	131,014	116,847	14,167

						$450,937	$400,024	$50,913

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD 290	01/15/2025	2.565%	CPI#	Maturity	$9,737	$	– 0	–	$9,737
USD 145	01/15/2025	2.585%	CPI#	Maturity	4,745		– 0	–	4,745
USD 145	01/15/2025	2.613%	CPI#	Maturity	4,575		– 0	–	4,575
USD 1,170	01/15/2028	0.735%	CPI#	Maturity	200,312		– 0	–	200,312
USD 1,080	01/15/2028	1.230%	CPI#	Maturity	141,454		– 0	–	141,454
USD 310	01/15/2028	1.230%	CPI#	Maturity	40,602		– 0	–	40,602
USD 630	01/15/2030	1.585%	CPI#	Maturity	75,284		– 0	–	75,284
USD 75	01/15/2030	1.572%	CPI#	Maturity	9,066		– 0	–	9,066
USD 75	01/15/2030	1.587%	CPI#	Maturity	8,947		– 0	–	8,947
USD 220	01/15/2031	2.680%	CPI#	Maturity	2,372		– 0	–	2,372
USD 130	04/15/2032	CPI#	2.722%	Maturity	317		– 0	–	317
USD 191	02/15/2041	CPI#	2.500%	Maturity	(1,816)		– 0	–	(1,816)
USD 189	02/15/2041	CPI#	2.505%	Maturity	(1,567)		– 0	–	(1,567)
USD 120	02/15/2041	CPI#	2.553%	Maturity	419		– 0	–	419
USD 180	02/15/2046	CPI#	2.391%	Maturity	(6,428)		– 0	–	(6,428)

					$488,019	$	– 0	–	$488,019

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	820	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	$25,139	$	– 0	–	$25,139
USD	2,420	11/29/2024	3 Month LIBOR	1.535%	Quarterly/ Semi-Annual	84,584		– 0	–	84,584
USD	2,150	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/ Quarterly	(24,642)		– 0	–	(24,642)
USD	145	10/09/2029	3 Month LIBOR	1.476%	Quarterly/ Semi-Annual	3,836		– 0	–	3,836
USD	145	10/09/2029	3 Month LIBOR	1.479%	Quarterly/ Semi-Annual	3,872		– 0	–	3,872
NOK	1,230	05/05/2030	6 Month NIBOR	0.885%	Semi-Annual/ Annual	(7,154)		– 0	–	(7,154)
NOK	1,130	06/23/2030	6 Month NIBOR	0.916%	Semi-Annual/ Annual	(6,427)		– 0	–	(6,427)
NOK	960	07/02/2030	6 Month NIBOR	0.890%	Semi-Annual/ Annual	(5,724)		– 0	–	(5,724)
NOK	540	07/10/2030	6 Month NIBOR	0.900%	Semi-Annual/ Annual	(3,196)		– 0	–	(3,196)
NOK	50	11/11/2030	6 Month NIBOR	1.031%	Semi-Annual/ Annual	(129)		– 0	–	(129)
SEK	40	06/09/2031	0.819%	3 Month STIBOR	Annual/ Quarterly	(105)		– 0	–	(105)
SEK	5,010	07/12/2031	0.618%	3 Month STIBOR	Annual/ Quarterly	(1,025)		(3)		(1,022)
NZD	1,400	07/12/2031	3 Month BKBM	1.695%	Quarterly/ Semi-Annual	(21,480)		– 0	–	(21,480)
CHF	160	07/12/2031	6 Month LIBOR	(0.093)%	Semi-Annual/ Annual	343		2		341
SEK	6,390	07/26/2031	0.593%	3 Month STIBOR	Annual/ Quarterly	780		– 0	–	780
CHF	420	07/26/2031	6 Month LIBOR	(0.125)%	Semi-Annual/ Annual	(790)		– 0	–	(790)
SEK	1,150	08/13/2031	0.576%	3 Month STIBOR	Annual/ Quarterly	438		– 0	–	438
CHF	310	08/13/2031	6 Month LIBOR	(0.142)%	Semi-Annual/ Annual	(1,350)		– 0	–	(1,350)
SEK	4,430	08/30/2031	0.615%	3 Month STIBOR	Annual/ Quarterly	(30)		(2)		(28)
USD	350	02/15/2041	3 Month LIBOR	2.166%	Quarterly/ Semi-Annual	32,574		– 0	–	32,574
USD	80	02/15/2051	1.942%	3 Month LIBOR	Semi-Annual/ Quarterly	(5,642)		– 0	–	(5,642)

						$73,872		$(3)		$73,875

54 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	8	$(2,185)	$(767)	$(1,418)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	70	(19,118)	(8,664)	(10,454)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3	(819)	(290)	(529)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4	(1,092)	(480)	(612)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	54	(14,748)	(5,235)	(9,513)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	81	(22,123)	(7,650)	(14,473)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	138	(37,690)	(16,454)	(21,236)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	7	(1,912)	(863)	(1,049)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	26	(7,101)	(3,204)	(3,897)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	69	(18,846)	(6,325)	(12,521)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	149	$(40,291)	$(20,747)	$(19,544)

						$(165,925)	$(70,679)	$(95,246)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	195	10/09/2029	1.120%	SIFMA	*	Quarterly	$(4,005)	$	– 0	–	$(4,005)
Citibank, NA	USD	195	10/09/2029	1.125%	SIFMA	*	Quarterly	(4,091)		– 0	–	(4,091)

								$(8,096)	$	– 0	–	$(8,096)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
JPABSAA1(1)	0.14%	Maturity	USD	4,717	09/30/2021	$	– 0	–
Morgan Stanley Capital Services LLC
IBOVESPA Futures	0.00%	Maturity	BRL	1,192	10/13/2021	4,675
IBOVESPA Futures	0.00%	Maturity	BRL	596	10/13/2021	(1,096)
KOSPI 200 Futures	0.00%	Maturity	KRW	314,625	09/09/2021	10,938
KOSPI 200 Futures	0.00%	Maturity	KRW	209,750	09/09/2021	2,302
KOSPI 200 Futures	0.00%	Maturity	KRW	104,875	09/09/2021	(2,642)
KOSPI 200 Futures	0.00%	Maturity	KRW	209,750	09/09/2021	(6,955)
Swiss Market Index Futures	0.00%	Maturity	CHF	124	09/17/2021	2,898
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
RTS Futures	0.00%	Maturity	USD	262	09/16/2021	(11,560)
RTS Futures	0.00%	Maturity	USD	295	09/16/2021	(16,054)

$(17,494)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At August 31, 2021, the aggregate market value of these securities amounted to $4,844,937 or 5.0% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)	When-Issued or delayed delivery security.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.34% of net assets as of August 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022	12/07/2017	$222,508	$228,213	0.24%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017-A 7.75%, 12/01/2044	12/07/2017	100,000	98,808	0.10%

(d)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of August 31, 2021 and the aggregate market value of this security amounted to $75,000 or 0.08% of net assets.

(e)	Defaulted.

(f)	Non-income producing security.

(g)	Defaulted matured security.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2021.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

As of August 31, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.2% and 0.0%, respectively.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

BIST – Borsa Istanbul Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CPI – Consumer Price Index

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

ETF – Exchange Traded Fund

ETM – Escrowed to Maturity

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NATL – National Interstate Corporation

NIBOR – Norwegian Interbank Offered Rate

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

RTS – Russian Trading System

SET – Stock Exchange of Thailand

SGX – Singapore Exchange

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

UCITS – Undertaking for Collective Investment in Transferable Securities

UPMC – University of Pittsburgh Medical Center

WIG – Warszawski Indeks Gieldowy

58 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap with JPABSAA1 as of August 31, 2021.

Security Description	Shares	Current Notional	Percent of Basket’s Value
S&P 500 Total Return Index	(287)	$(2,704,053)	(57.3)%
MSCI Daily TR Gross EAFE Index	(119)	(1,244,455)	(26.4)%
JPMorgan Cash Index	(2,407)	(733,729)	(15.6)%
Microsoft Corp.	742	224,056	4.8%
Alphabet, Inc.	52	151,298	3.2%
MSCI Daily TR Gross Canada Index	(12)	(122,573)	(2.6)%
Apple, Inc.	758	115,160	2.4%
Roche Holding AG	286	114,678	2.4%
Amazon.com, Inc.	32	109,378	2.3%
Oracle Corp.	1,157	103,114	2.2%
Facebook, Inc.	262	99,259	2.1%
Paychex, Inc.	859	98,296	2.1%
AutoZone, Inc.	63	97,332	2.1%
UnitedHealth Group, Inc.	230	95,887	2.0%
Koninklijke Ahold Delhaize	2,529	85,286	1.8%
Royal Bank of Canada	832	85,286	1.8%
Walmart, Inc.	566	83,840	1.8%
Swedish Match AB	8,881	81,913	1.7%
S&P Global, Inc.	181	80,468	1.7%
RELX PLC	2,595	78,058	1.7%
Novo Nordisk A/S	774	77,095	1.6%
Constellation Software, Inc./Canada	45	75,649	1.6%
Partners Group Holding AG	39	68,903	1.5%
Texas Instruments, Inc.	351	66,976	1.4%
Salmar ASA	993	66,494	1.4%
Capgemini SE	296	66,494	1.4%
JPMorgan Chase & Co.	416	66,494	1.4%
Procter & Gamble Co. (The)	467	66,494	1.4%
Home Depot, Inc. (The)	196	64,085	1.4%
Deckers Outdoor Corp.	138	57,821	1.2%
Royal Dutch Shell PLC	29	57,339	1.2%
T. Rowe Price Group, Inc.	243	54,448	1.2%
Nippon Telegraph & Telephone Co.	2,019	53,966	1.1%
Automatic Data Processing, Inc.	256	53,484	1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	449	53,484	1.1%
Oracle Corp./Japan	632	52,039	1.1%
Progressive Corp. (The)	530	51,075	1.1%
CME Group, Inc.	244	49,148	1.0%
Electronic Arts, Inc.	338	49,148	1.0%
NextEra Energy, Inc.	579	48,666	1.0%
Toronto-Dominion Bank (The)	743	48,184	1.0%
NortonLifeLock, Inc.	1,778	47,220	1.0%
Booz Allen Hamilton Holding Corp.	571	46,739	1.0%
Thermo Fisher Scientific, Inc.	84	46,739	1.0%
Visa, Inc.	202	46,257	1.0%
Philip Morris International, Inc.	449	46,257	1.0%
DBS Group Holdings Ltd.	2,054	45,775	1.0%
Bank Leumi Le-Israel BM	55	45,293	1.0%
Adobe, Inc.	67	44,329	0.9%
Anthem, Inc.	117	43,848	0.9%
Other Long	29,101	1,455,162	30.9%

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 59

STATEMENT OF ASSETS & LIABILITIES

August 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $88,703,680)	$94,287,024
Affiliated issuers (cost $2,985,044)	2,985,044
Cash	3,053
Cash collateral due from broker	2,970,173
Foreign currencies, at value (cost $170,161)	170,266
Unaffiliated interest and dividends receivable	722,511
Unrealized appreciation on forward currency exchange contracts	470,226
Receivable for variation margin on futures	65,274
Unrealized appreciation on total return swaps	20,813
Receivable for investment securities sold and foreign currency transactions	14,823
Receivable for terminated total return swaps	13,569
Receivable for shares of beneficial interest sold	321
Affiliated dividends receivable	14

Total assets	101,723,111

Liabilities
Payable for investment securities purchased and foreign currency transactions	3,223,452
Cash collateral due to broker	1,464,000
Unrealized depreciation on forward currency exchange contracts	246,194
Market value on credit default swaps (net premiums received $70,679)	165,925
Unrealized depreciation on total return swaps	38,307
Payable for shares of beneficial interest redeemed	18,260
Distribution fee payable	12,948
Unrealized depreciation on interest rate swaps	8,096
Payable for terminated total return swaps	7,274
Trustees’ fees payable	4,856
Advisory fee payable	4,093
Transfer Agent fee payable	2,919
Payable for variation margin on centrally cleared swaps	2,603
Foreign capital gains tax payable	233
Accrued expenses	275,789

Total liabilities	5,474,949

Net Assets	$96,248,162

Composition of Net Assets
Shares of beneficial interest, at par	$73
Additional paid-in capital	88,668,969
Distributable earnings	7,579,120

Net Assets	$96,248,162

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$53,519,813	4,063,741	$13.17	*

C	$2,438,608	181,316	$13.45

Advisor	$40,289,741	3,054,555	$13.19

*	The maximum offering price per share for Class A shares was $13.75 which reflects a sales charge of 4.25%.

See notes to financial statements.

60 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2021

Investment Income
Interest	$1,682,655
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $47,847)	1,152,322
Affiliated issuers	1,256
Other income	250	$2,836,483

Expenses
Advisory fee (see Note B)	497,767
Distribution fee—Class A	135,718
Distribution fee—Class C	32,907
Transfer agency—Class A	40,022
Transfer agency—Class C	2,632
Transfer agency—Advisor Class	24,010
Custody and accounting	209,283
Audit and tax	86,883
Registration fees	51,693
Legal	36,353
Printing	35,931
Trustees’ fees	20,057
Miscellaneous	35,069

Total expenses	1,208,325
Less: expenses waived and reimbursed by the Adviser (see Note B)	(373,686)

Net expenses		834,639

Net investment income		2,001,844

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		4,005,787
Forward currency exchange contracts		309,922
Futures		4,509,931
Options written		33,279
Swaps		(345,181)
Foreign currency transactions		98,858
Net change in unrealized appreciation/depreciation of:
Investments(b)		3,015,302
Forward currency exchange contracts		193,488
Futures		(1,209,809)
Options written		(2,681)
Swaps		(12,015)
Foreign currency denominated assets and liabilities		(53,884)

Net gain on investment and foreign currency transactions		10,542,997

Contributions from Affiliates (see Note B)		77

Net Increase in Net Assets from Operations		$12,544,918

(a)	Net of foreign realized capital gains taxes of $5,631.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $1,181.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 61

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2021	Year Ended August 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,001,844	$2,595,448
Net realized gain (loss) on investment and foreign currency transactions	8,612,596	(5,784,162)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,930,401	(227,651)
Contributions from Affiliates (see Note B)	77	– 0	–

Net increase (decrease) in net assets from operations	12,544,918	(3,416,365)
Distributions to Shareholders
Class A	(1,655,580)	(2,986,845)
Class B	– 0	–	(1,897)
Class C	(72,699)	(201,470)
Advisor Class	(1,075,197)	(1,617,428)
Transactions in Shares of Beneficial Interest
Net decrease	(3,564,890)	(5,914,904)

Total increase (decrease)	6,176,552	(14,138,909)
Net Assets
Beginning of period	90,071,610	104,210,519

End of period	$96,248,162	$90,071,610

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2021

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed All Market Income Portfolio (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

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NOTES TO FINANCIAL STATEMENTS (continued)

unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$53,414,538		$	– 0	–	$53,414,538
Short-Term Municipal Notes		– 0	–	1,700,000			– 0	–	1,700,000
Common Stocks:							– 0	–
Information Technology		5,884,799		587,916			– 0	–	6,472,715
Financials		2,907,085		1,893,103			– 0	–	4,800,188
Consumer Discretionary		2,692,042		981,693			– 0	–	3,673,735
Health Care		2,715,359		816,310			– 0	–	3,531,669
Communication Services		2,063,533		782,697			– 0	–	2,846,230
Industrials		1,606,520		1,165,928			– 0	–	2,772,448
Materials		644,274		680,592			– 0	–	1,324,866
Real Estate		1,070,397		232,872			– 0	–	1,303,269
Energy		375,867		579,419			– 0	–	955,286
Consumer Staples		604,722		292,793			– 0	–	897,515
Utilities		399,034		495,552			– 0	–	894,586
Preferred Stocks		6,559,707		– 0	–		– 0	–	6,559,707
Investment Companies		1,682,948		– 0	–		– 0	–	1,682,948
Options Purchased—Puts		– 0	–	1,185,875			– 0	–	1,185,875
Corporates—Non-Investment Grade		– 0	–	107,585			– 0	–	107,585
Collateralized Mortgage Obligations		– 0	–	163,864			– 0	–	163,864
Short-Term Investments		2,985,044		– 0	–		– 0	–	2,985,044

Total Investments in Securities		32,191,331		65,080,737			– 0	–	97,272,068
Other Financial Instruments(a):
Assets:
Futures		661,989		– 0	–		– 0	–	661,989	(b)
Forward Currency Exchange Contracts		– 0	–	470,226			– 0	–	470,226
Centrally Cleared Credit Default Swaps		– 0	–	531,999			– 0	–	531,999	(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	497,830			– 0	–	497,830	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	151,566			– 0	–	151,566	(b)
Total Return Swaps		– 0	–	20,813			– 0	–	20,813
Liabilities:
Futures		(97,157)		– 0	–		– 0	–	(97,157	)(b)
Forward Currency Exchange Contracts		– 0	–	(246,194)			– 0	–	(246,194)
Centrally Cleared Credit Default Swaps		– 0	–	(81,062)			– 0	–	(81,062	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(9,811)			– 0	–	(9,811	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(77,694)			– 0	–	(77,694	)(b)
Credit Default Swaps		– 0	–	(165,925)			– 0	–	(165,925)
Interest Rate Swaps		– 0	–	(8,096)			– 0	–	(8,096)
Total Return Swaps		– 0	–	(38,307)			– 0	–	(38,307)

Total		$32,756,163		$66,126,082		$	– 0	–	$98,882,245

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the

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securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or to bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs), on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of the daily average net assets for the Class A, Class C and Advisor Class shares, respectively. For the year ended August 31, 2021, such reimbursement amounted to $369,811. The Expense Caps will remain in effect through December 31, 2021.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

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networking services. Such compensation retained by ABIS amounted to $35,023 for the year ended August 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $333 from the sale of Class A shares and received $261 and $531 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2021, such waiver amounted to $3,875.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2021 is as follows:

Fund	Market Value 8/31/20 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$76,014	$73,029	$2,985	$1

During the year ended August 31, 2021, the Adviser reimbursed the Fund $77 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution

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and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$61,995,305	$55,627,674
U.S. government securities	758,813	749,719

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$91,845,752

Gross unrealized appreciation	$8,354,637
Gross unrealized depreciation	(2,329,171)

Net unrealized appreciation	$6,025,466

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates

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on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for

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written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended August 31, 2021, the Fund held purchased options for hedging and non-hedging purposes. During the year ended August 31, 2021, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the

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failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is

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the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

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greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended August 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$56,570	*

Equity contracts	Receivable/Payable for variation margin on futures	605,419	*	Receivable/Payable for variation margin on futures	$97,157	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	73,438	*	Receivable/Payable for variation margin on centrally cleared swaps	22,525	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	649,394	*	Receivable/Payable for variation margin on centrally cleared swaps	87,500	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	470,226		Unrealized depreciation on forward currency exchange contracts	246,194

Equity contracts	Investments in securities, at value	1,185,875

Interest rate contracts				Unrealized depreciation on interest rate swaps	8,096

Credit contracts				Market value on credit default swaps	165,925

Equity contracts	Unrealized appreciation on total return swaps	20,813		Unrealized depreciation on total return swaps	38,307

Total		$3,061,735			$665,704

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

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This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(355,294)	$62,043

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	4,865,225	(1,271,852)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	309,922	193,488

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,031,822)	(186,701)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	33,279	(2,681)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(70,253)	147,247

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	146,003	(138,629)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(420,931)	(20,633)

Total		$3,476,129	$(1,217,718)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2021:

Futures:
Average notional amount of buy contracts	$31,418,823
Average notional amount of sale contracts	$8,678,263
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$17,863,808
Average principal amount of sale contracts	$18,873,726
Purchased Options:
Average notional amount	$66,208,249	(a)
Options Written:
Average notional amount	$9,682,239	(b)
Interest Rate Swaps:
Average notional amount	$390,000
Inflation Swaps:
Average notional amount	$5,707,500	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$12,257,013
Centrally Cleared Inflation Swaps:
Average notional amount	$4,414,000
Credit Default Swaps:
Average notional amount of sale contracts	$609,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$733,846
Average notional amount of sale contracts	$2,444,869	(d)
Total Return Swaps:
Average notional amount	$12,844,399

(a)	Positions were open for five months during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for one month during the year.

(d)	Positions were open for nine months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2021. Exchange-traded derivatives

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NOTES TO FINANCIAL STATEMENTS (continued)

and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$241,211	$(28,384)		$(212,827)		$	– 0	–	$	– 0	–
Barclays Bank PLC	61,915	(27,024)		– 0	–		– 0	–		34,891
BNP Paribas SA	1,343	– 0	–	– 0	–		– 0	–		1,343
Citibank, NA/Citigroup Global Markets, Inc.	93,381	(29,926)		– 0	–		– 0	–		63,455
Deutsche Bank AG	9,665	(9,665)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	59,292	(59,292)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	60,918	(53,051)		– 0	–		– 0	–		7,867
Natwest Markets PLC	66,458	– 0	–	– 0	–		– 0	–		66,458
Standard Chartered Bank	46,321	(20,016)		– 0	–		– 0	–		26,305
State Street Bank & Trust Co.	38,126	(38,126)		– 0	–		– 0	–		– 0	–
UBS AG	998,284	– 0	–	(998,284)			– 0	–		– 0	–

Total	$1,676,914	$(265,484)		$(1,211,111)		$	– 0	–		$200,319	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$28,384	$(28,384)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	27,024	(27,024)	– 0	–	– 0	–	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	29,926	(29,926)	– 0	–	– 0	–	– 0	–
Credit Suisse International	86,851	– 0	–	– 0	–	– 0	–	86,851
Deutsche Bank AG	29,532	(9,665)	– 0	–	– 0	–	19,867
Goldman Sachs Bank USA/Goldman Sachs International	111,124	(59,292)	(51,832)	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	53,051	(53,051)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	20,016	(20,016)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	72,614	(38,126)	– 0	–	– 0	–	34,488

Total	$458,522	$(265,484)	$(51,832)	$	– 0	–	$141,206	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2021			Year Ended August 31, 2020

Class A
Shares sold	22,718		215,245		$282,212		$2,743,264

Shares issued in reinvestment of dividends	116,701		212,644		1,452,606		2,623,471

Shares converted from Class B	– 0	–	42,297		– 0	–	546,700

Shares converted from Class C	108,239		78,955		1,360,446		946,823

Shares redeemed	(807,608)		(1,024,381)		(10,111,097)		(11,875,720)

Net decrease	(559,950)		(475,240)		$(7,015,833)		$(5,015,462)

Class B
Shares sold	– 0	–	225	$	– 0	–	$2,968

Shares issued in reinvestment of dividends	– 0	–	133		– 0	–	1,757

Shares converted to Class A	– 0	–	(41,244)		– 0	–	(546,700)

Shares redeemed	– 0	–	(314)		– 0	–	(4,141)

Net decrease	– 0	–	(41,200)	$	– 0	–	$(546,116)

Class C
Shares sold	6,955		55,349		$87,721		$617,544

Shares issued in reinvestment of dividends	5,290		14,105		66,843		178,494

Shares converted to Class A	(106,049)		(77,461)		(1,360,446)		(946,823)

Shares redeemed	(67,354)		(75,986)		(845,748)		(879,064)

Net decrease	(161,158)		(83,993)		$(2,051,630)		$(1,029,849)

Advisor Class
Shares sold	914,429		1,001,535		$11,625,588		$11,746,117

Shares issued in reinvestment of dividends	63,877		101,699		797,031		1,253,140

Shares redeemed	(563,557)		(1,059,496)		(6,920,046)		(12,322,734)

Net increase	414,749		43,738		$5,502,573		$676,523

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged

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NOTES TO FINANCIAL STATEMENTS (continued)

to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,525,942	$1,888,525
Net long-term capital gains	4,701	– 0	–

Total taxable distributions paid	$1,530,643	$1,888,525
Tax-exempt income	1,272,833	2,919,115

Total distributions paid	$2,803,476	$4,807,640

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$1,574,220	(a)
Other losses	(81,419	)(b)
Unrealized appreciation/(depreciation)	6,086,319	(c)

Total accumulated earnings/(deficit)	$7,579,120

(a)	During the fiscal year, the Fund utilized $4,971,237 of capital loss carry forwards to offset current year net realized gains.

(b)	As of August 31, 2021, the cumulative deferred loss on straddles was $81,419.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.83	$ 12.75	$ 12.68	$ 13.93	$ 13.20

Income From Investment Operations

Net investment income(a)(b)	.27	.32	.35	.36	.34	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.45	(.64)	.49	(.01)	.65

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.72	(.32)	.84	.35	.99

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.60)	(.37)	(.69)	(.19)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.40)	(.91)	(.07)

Total dividends and distributions	(.38)	(.60)	(.77)	(1.60)	(.26)

Net asset value, end of period	$ 13.17	$ 11.83	$ 12.75	$ 12.68	$ 13.93

Total Return

Total investment return based on net asset value(d)*	14.87%	(2.72)%	7.22%	2.54	%+	7.64	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$53,519	$54,677	$64,994	$68,946	$77,486

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.99%	.98%	.99%	.99%	1.08%

Expenses, before waivers/reimbursements(e)(f)‡	1.40%	1.33%	1.35%	1.31%	1.25%

Net investment income(b)	2.16%	2.66%	2.85%	2.77%	2.57	%†

Portfolio turnover rate	68%	35%	22%	50%	85%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.04%	.11%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 12.06	$ 12.98	$ 12.90	$ 13.93	$ 13.19

Income From Investment Operations

Net investment income(a)(b)	.18	.24	.26	.27	.23	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.49	(.66)	.49	(.02)	.66

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.67	(.42)	.75	.25	.89

Less: Dividends and Distributions

Dividends from net investment income	(.28)	(.50)	(.27)	(.37)	(.08)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.40)	(.91)	(.07)

Total dividends and distributions	(.28)	(.50)	(.67)	(1.28)	(.15)

Net asset value, end of period	$ 13.45	$ 12.06	$ 12.98	$ 12.90	$ 13.93

Total Return

Total investment return based on net asset value(d)*	13.97%	(3.37)%	6.33%	1.83	%+	6.82	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,439	$4,131	$5,537	$7,383	$11,986

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.74%	1.73%	1.74%	1.74%	1.86%

Expenses, before waivers/reimbursements(e)(f)‡	2.14%	2.09%	2.10%	2.05%	1.99%

Net investment income(b)	1.43%	1.92%	2.11%	2.02%	1.72	%†

Portfolio turnover rate	68%	35%	22%	50%	85%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.04%	.11%

See	footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$11.84	$12.77	$12.70	$13.96	$13.24

Income From Investment Operations

Net investment income(a)(b)	.30	.35	.38	.39	.37	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.46	(.65)	.49	.00	(c)	.64

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.76	(.30)	.87	.39	1.01

Less: Dividends and Distributions

Dividends from net investment income	(.41)	(.63)	(.40)	(.74)	(.22)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.40)	(.91)	(.07)

Total dividends and distributions	(.41)	(.63)	(.80)	(1.65)	(.29)

Net asset value, end of period	$13.19	$11.84	$12.77	$12.70	$13.96

Total Return

Total investment return based on net asset value(d)	15.13%	(2.47)%	7.48%	2.95%	7.84	%†+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$40,290	$31,264	$33,141	$35,479	$39,646

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.74%	.73%	.74%	.74%	.84%

Expenses, before waivers/reimbursements(e)(f)‡	1.15%	1.08%	1.10%	1.06%	1.00%

Net investment income(b)	2.38%	2.91%	3.10%	3.02%	2.81	%†

Portfolio turnover rate	68%	35%	22%	50%	85%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.02%	.02%	.04%	.11%

See	footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2020 and August 31, 2017, such waiver amounted to .01% and .04%, respectively.

(f)	The expense ratios presented below exclude bank overdraft expense:

	Year Ended August 31,
	2021	2020	2019	2018	2017
Class A
Net of waivers/reimbursements	.99%	.98%	.99%	.99%	1.08%
Before waivers/reimbursements	1.40%	1.33%	1.35%	1.30%	1.25%

Class C
Net of waivers/reimbursements	1.74%	1.73%	1.74%	1.74%	1.86%
Before waivers/reimbursements	2.14%	2.09%	2.10%	2.04%	1.99%

Advisor Class
Net of waivers/reimbursements	.74%	.73%	.74%	.74%	.84%
Before waivers/reimbursements	1.15%	1.08%	1.10%	1.05%	1.00%

†	For the year ended August 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.012	.09%	.09%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .01% and .01%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed All Market Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed All Market Income Portfolio (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 28, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2021. For individual shareholders, the Fund designates 61.91% of dividends paid as qualified dividend income. For corporate shareholders, 32.30% of dividends paid qualify for the dividends received deduction. The Fund designates $4,701 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Karen Watkin(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting and Loewy and Ms. Watkin are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	73	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Morgan C. Harting 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Daniel J. Loewy 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Asset Allocation.

Karen Watkin 44	Vice President	Portfolio Manager for the Multi-Asset Solutions business in EMEA and Senior Vice President of the Adviser**, with which she has been associated since prior to 2016.

Emilie D. Wrapp 65	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed All Market Income Portfolio (the “Fund”) at a meeting held by video conference on August 3-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

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Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advised accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give

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effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 113

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

114 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 115

NOTES

116 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAMI-0151-0821

AUG    08.31.21

ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 6, 2021

This report provides management’s discussion of fund performance for the AB Tax-Managed Wealth Appreciation Strategy for the annual reporting period ended August 31, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2021 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Class A Shares	14.53%	29.83%

Class C Shares	14.13%	28.85%

Advisor Class Shares[1]	14.74%	30.14%

MSCI ACWI (net)	13.80%	28.64%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2021.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Stock selection was the primary driver of outperformance, relative to the benchmark. Country selection was also positive, and sector selection detracted somewhat. The Fund’s overweight to smaller-cap stocks globally added to performance, as did underweights to non-US and emerging-market stocks. Stock selection contributed within the most cyclical sectors, as world equity markets recovered strongly, with positive stock selection within financials, consumer discretionary and industrials adding to returns. This was partially offset by weak stock selection in the materials sector and non-US securities. An underweight to financials and an overweight to consumer discretionary also detracted.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Outperformance was led by positive

2 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

stock selection across all regions. While global equity markets continued to experience double-digit returns, leadership rotated away from small-cap, value and emerging-market stocks and back into US, large-cap and growth stocks. The Fund’s overweight to smaller-cap stocks detracted modestly, but this was offset by an overweight to US large-cap stocks and positive stock selection across all regions. Contributions came from strong stock selection within communication services, consumer discretionary and financials. Sector selection also detracted due to an overweight to consumer discretionary.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded strong double-digit returns for the 12-month period ended August 31, 2021, as the continuation of accommodative monetary policy, widespread vaccination distribution and strong company earnings growth supported equity markets. Volatility increased in the middle of the period as the rapid economic recovery triggered inflationary fears and prompted intervals of style rotation as growth- and value-oriented shares traded leadership. Global monetary policy remained dovish and markets were calmed after the US Federal Reserve (the “Fed”) and key central banks emphasized the transitory nature of higher current inflation and their commitment to avoid withdrawing support prematurely. At the end of the period, market sentiment fluctuated under the overhang of rapidly rising coronavirus delta variant cases and the fear of sudden tapering of asset purchases by the Fed. Global markets were reassured after Fed Chair Jerome Powell reaffirmed previous comments regarding the possible timing of tapering and rate hikes. Small-cap stocks significantly outperformed large-cap stocks on a relative basis, and despite intervals of market rotation, value-style stocks outperformed their growth-style peers.

Throughout the reporting period, the Fund maintained a balanced approach with exposure across many parts of the world. The Fund continues to feature US and non-US large-cap stocks designed to provide stable participation in global equity markets as well as exposure to emerging markets and global smaller-cap stocks to provide higher returns. The Fund also remains style balanced, with equal exposures to growth, value and core styles of investing, which is intended to help the Fund seek to generate active returns across the full economic cycle.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 3

higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

(continued on next page)

4 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both

6 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2011 TO 8/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/2011 to 8/31/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	29.83%	24.28%

5 Years	13.10%	12.12%

10 Years	10.93%	10.45%

CLASS C SHARES

1 Year	28.85%	27.85%

5 Years	12.25%	12.25%

10 Years[1]	10.11%	10.11%

ADVISOR CLASS SHARES[2]

1 Year	30.14%	30.14%

5 Years	13.39%	13.39%

10 Years	11.22%	11.22%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.38%, 2.13% and 1.13% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.02%, 1.77% and 0.77% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2021. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	22.37%

5 Years	11.04%

10 Years	11.09%

CLASS C SHARES

1 Year	25.91%

5 Years	11.18%

10 Years[1]	10.77%

ADVISOR CLASS SHARES[2]

1 Year	28.15%

5 Years	12.30%

10 Years	11.88%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

Returns

CLASS A SHARES

1 Year	22.01%

5 Years	9.59%

10 Years	9.99%

CLASS C SHARES

1 Year	25.85%

5 Years	10.00%

10 Years[1]	9.90%

ADVISOR CLASS SHARES[2]

1 Year	27.69%

5 Years	10.76%

10 Years	10.69%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

Returns

CLASS A SHARES

1 Year	13.35%

5 Years	8.32%

10 Years	8.81%

CLASS C SHARES

1 Year	15.38%

5 Years	8.56%

10 Years[1]	8.65%

ADVISOR CLASS SHARES[2]

1 Year	16.79%

5 Years	9.32%

10 Years	9.47%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,145.30	$3.46	0.64%	$5.52	1.02%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$5.19	1.02%
Class C
Actual	$1,000	$1,141.30	$7.50	1.39%	$9.55	1.77%
Hypothetical**	$1,000	$1,018.20	$7.07	1.39%	$9.00	1.77%
Advisor Class
Actual	$1,000	$1,147.40	$2.11	0.39%	$4.17	0.77%
Hypothetical**	$1,000	$1,023.24	$1.99	0.39%	$3.92	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

August 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $853.4

1

All data are as of August 31, 2021. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS

August 31, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.1%
Information Technology – 14.1%
Communications Equipment – 0.1%
Cisco Systems, Inc./Delaware	14,232	$839,973

Electronic Equipment, Instruments & Components – 0.5%
CDW Corp./DE	20,234	4,059,143

IT Services – 2.7%
Automatic Data Processing, Inc.	2,038	426,023
FleetCor Technologies, Inc.(a)	5,009	1,318,769
Genpact Ltd.	79,503	4,124,616
PayPal Holdings, Inc.(a)	17,527	5,059,344
Visa, Inc. – Class A	50,990	11,681,809

		22,610,561

Semiconductors & Semiconductor Equipment – 2.6%
NVIDIA Corp.	28,732	6,431,658
NXP Semiconductors NV	22,646	4,871,834
QUALCOMM, Inc.	43,920	6,442,625
Texas Instruments, Inc.	22,265	4,250,611
Xilinx, Inc.	2,373	369,215

		22,365,943

Software – 5.6%
Adobe, Inc.(a)	6,667	4,424,888
Citrix Systems, Inc.	11,400	1,172,718
Microsoft Corp.	110,004	33,208,007
NortonLifeLock, Inc.	135,521	3,599,438
Oracle Corp.	63,936	5,698,616

		48,103,667

Technology Hardware, Storage & Peripherals – 2.6%
Apple, Inc.	128,412	19,496,794
Western Digital Corp.(a)	41,550	2,625,960

		22,122,754

		120,102,041

Consumer Discretionary – 7.6%
Auto Components – 0.5%
Goodyear Tire & Rubber Co. (The)(a)	9,110	144,303
Magna International, Inc. – Class A (United States)	50,674	3,998,685

		4,142,988

Automobiles – 0.3%
Stellantis NV	131,510	2,632,830

16 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Distributors – 0.4%
LKQ Corp.(a)	70,411	$3,709,956

Diversified Consumer Services – 0.2%
Chegg, Inc.(a)	18,228	1,516,934

Hotels, Restaurants & Leisure – 0.2%
Booking Holdings, Inc.(a)	306	703,699
Starbucks Corp.	8,298	974,932

		1,678,631

Internet & Direct Marketing Retail – 2.2%
Amazon.com, Inc.(a)	4,124	14,313,538
eBay, Inc.	37,053	2,843,447
Etsy, Inc.(a)	7,970	1,723,592

		18,880,577

Specialty Retail – 2.5%
AutoZone, Inc.(a)	4,111	6,368,556
Home Depot, Inc. (The)	29,493	9,620,027
TJX Cos., Inc. (The)	70,480	5,125,305

		21,113,888

Textiles, Apparel & Luxury Goods – 1.3%
Deckers Outdoor Corp.(a)	8,024	3,357,643
NIKE, Inc. – Class B	50,290	8,284,774

		11,642,417

		65,318,221

Communication Services – 7.0%
Diversified Telecommunication Services – 1.0%
Comcast Corp. – Class A	143,339	8,697,810

Entertainment – 0.5%
Electronic Arts, Inc.	27,119	3,937,950
Walt Disney Co. (The)(a)	3,242	587,775

		4,525,725

Interactive Media & Services – 4.9%
Alphabet, Inc. – Class A(a)	700	2,025,765
Alphabet, Inc. – Class C(a)	8,352	24,297,972
Facebook, Inc. – Class A(a)	40,962	15,540,164

		41,863,901

Wireless Telecommunication Services – 0.6%
T-Mobile US, Inc.(a)	33,967	4,654,158

		59,741,594

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 6.9%
Biotechnology – 0.7%
Gilead Sciences, Inc.	412	$29,985
Regeneron Pharmaceuticals, Inc.(a)	4,270	2,875,418
Vertex Pharmaceuticals, Inc.(a)	16,472	3,299,177

		6,204,580

Health Care Equipment & Supplies – 1.9%
Edwards Lifesciences Corp.(a)	46,200	5,413,716
Intuitive Surgical, Inc.(a)	784	825,991
Medtronic PLC	54,172	7,230,879
Zimmer Biomet Holdings, Inc.	16,256	2,445,715

		15,916,301

Health Care Providers & Services – 2.1%
Anthem, Inc.	13,407	5,029,368
UnitedHealth Group, Inc.	31,410	13,075,041

		18,104,409

Pharmaceuticals – 2.2%
Johnson & Johnson	16,264	2,815,786
Merck & Co., Inc.	10,156	774,801
Organon & Co.	1,015	34,398
Pfizer, Inc.	15,219	701,139
Roche Holding AG (Sponsored ADR)	154,834	7,775,764
Viatris, Inc.	3,219	47,094
Zoetis, Inc.	30,246	6,187,122

		18,336,104

		58,561,394

Financials – 5.1%
Banks – 2.8%
Bank of America Corp.	255,472	10,665,956
Citigroup, Inc.	44,028	3,166,053
JPMorgan Chase & Co.	7,890	1,262,006
PNC Financial Services Group, Inc. (The)	12,300	2,350,530
Wells Fargo & Co.	150,755	6,889,504

		24,334,049

Capital Markets – 1.9%
CME Group, Inc. – Class A	17,488	3,527,679
Goldman Sachs Group, Inc. (The)	20,839	8,617,135
LPL Financial Holdings, Inc.	23,086	3,413,265
S&P Global, Inc.	957	424,736

		15,982,815

Insurance – 0.4%
Progressive Corp. (The)	35,998	3,468,047

		43,784,911

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 4.6%
Aerospace & Defense – 0.4%
L3Harris Technologies, Inc.	14,387	$3,352,315

Airlines – 0.3%
Southwest Airlines Co.(a)	51,957	2,586,420

Construction & Engineering – 0.5%
AECOM(a)	66,087	4,332,664

Electrical Equipment – 0.8%
Eaton Corp. PLC	31,912	5,372,704
Regal Beloit Corp.	7,837	1,171,005

		6,543,709

Industrial Conglomerates – 0.1%
Honeywell International, Inc.	3,497	810,989

Machinery – 0.2%
Ingersoll Rand, Inc.(a)	37,770	2,002,565

Professional Services – 0.6%
Booz Allen Hamilton Holding Corp.	16,622	1,361,508
Robert Half International, Inc.	34,921	3,610,831

		4,972,339

Road & Rail – 1.2%
CSX Corp.	148,905	4,843,880
Knight-Swift Transportation Holdings, Inc.	78,845	4,094,421
Norfolk Southern Corp.	4,252	1,078,052

		10,016,353

Trading Companies & Distributors – 0.5%
United Rentals, Inc.(a)	12,382	4,366,512

		38,983,866

Consumer Staples – 2.5%
Beverages – 0.4%
Coca-Cola Co. (The)	63,907	3,598,603

Food & Staples Retailing – 1.2%
Costco Wholesale Corp.	7,999	3,643,465
Walmart, Inc.	46,273	6,853,031

		10,496,496

Household Products – 0.9%
Procter & Gamble Co. (The)	52,526	7,479,177

		21,574,276

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 1.5%
Equity Real Estate Investment Trusts (REITs) – 1.5%
American Campus Communities, Inc.	41,608	$2,115,767
American Tower Corp.	9,691	2,831,419
CubeSmart	6,439	344,487
Mid-America Apartment Communities, Inc.	28,681	5,517,364
Prologis, Inc.	15,294	2,059,490

		12,868,527

Real Estate Management & Development – 0.0%
CBRE Group, Inc. – Class A(a)	450	43,335

		12,911,862

Utilities – 1.2%
Electric Utilities – 1.2%
American Electric Power Co., Inc.	56,656	5,074,678
Edison International	4,800	277,632
NextEra Energy, Inc.	54,624	4,587,870

		9,940,180

Materials – 0.9%
Chemicals – 0.9%
Linde PLC	13,431	4,225,259
LyondellBasell Industries NV – Class A	27,469	2,756,514
Westlake Chemical Corp.	4,866	425,045

		7,406,818

Energy – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
Chevron Corp.	35,795	3,463,882
EOG Resources, Inc.	39,363	2,657,790

		6,121,672

Total Common Stocks (cost $206,130,978)		444,446,835

INVESTMENT COMPANIES – 47.7%
Funds and Investment Trusts – 47.7%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z	1,563,310	26,685,696
AB Trust – AB Discovery Value Fund – Class Z	1,096,809	28,593,816
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	3,756,855	51,882,170
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	18,240,390	258,831,131
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,286,134	20,050,825

20 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	624,013	$21,597,090

Total Investment Companies (cost $339,182,272)		407,640,728

Total Investments – 99.8% (cost $545,313,250)		852,087,563
Other assets less liabilities – 0.2%		1,351,249

Net Assets – 100.0%		$853,438,812

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Affiliated investments.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment trust

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF ASSETS & LIABILITIES

August 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $206,130,978)	$444,446,835
Affiliated issuers (cost $339,182,272)	407,640,728
Foreign currencies, at value (cost $99,858)	102,654
Receivable for investment securities sold	2,669,200
Unaffiliated dividends receivable	517,209
Receivable for shares of beneficial interest sold	211,139
Affiliated dividends receivable	7
Other assets	10,586

Total assets	855,598,358

Liabilities
Due to custodian	559,045
Payable for shares of beneficial interest redeemed	962,355
Advisory fee payable	211,213
Payable for investment securities purchased	144,211
Administrative fee payable	39,730
Distribution fee payable	11,008
Trustees’ fees payable	7,147
Transfer Agent fee payable	6,437
Foreign capital gains tax payable	2,429
Accrued expenses	215,971

Total liabilities	2,159,546

Net Assets	$853,438,812

Composition of Net Assets
Shares of beneficial interest, at par	$393
Additional paid-in capital	514,600,788
Distributable earnings	338,837,631

Net Assets	$853,438,812

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$48,742,192	2,256,306	$21.60	*

C	$1,378,204	64,617	$21.33

Advisor	$803,318,416	36,984,728	$21.72

*	The maximum offering price per share for Class A shares was $22.56 which reflects a sales charge of 4.25%.

See notes to financial statements.

22 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2021

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $87,502)	$5,380,944
Affiliated issuers	3,883,903	$9,264,847

Expenses
Advisory fee (see Note B)	5,010,415
Distribution fee—Class A	108,248
Distribution fee—Class C	19,027
Transfer agency—Class A	7,484
Transfer agency—Class C	424
Transfer agency—Advisor Class	125,436
Custody and accounting	144,640
Administrative	87,676
Audit and tax	71,280
Registration fees	55,488
Printing	51,405
Legal	43,526
Trustees’ fees	29,184
Miscellaneous	31,026

Total expenses	5,785,259
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,717,791)

Net expenses		3,067,468

Net investment income		6,197,379

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Affiliated Underlying Portfolios		232,906
Investment transactions		30,556,891
Foreign currency transactions		1,106
Net realized gain distributions from Affiliated Underlying Portfolios		2,823,876
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		80,284,785
Investments		82,699,835
Foreign currency denominated assets and liabilities		(2,629)

Net gain on investment and foreign currency transactions		196,596,770

Contributions from Affiliates (see Note B)		3,159

Net Increase in Net Assets from Operations		$202,797,308

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2021	Year Ended August 31, 2020
Increase in Net Assets from Operations
Net investment income	$6,197,379	$9,483,742
Net realized gain on investment and foreign currency transactions	30,790,903	4,772,783
Net realized gain distributions from Affiliated Underlying Portfolios	2,823,876	1,582,338
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	162,981,991	61,897,482
Contributions from Affiliates (see Note B)	3,159	– 0	–

Net increase in net assets from operations	202,797,308	77,736,345
Distributions to Shareholders
Class A	(417,754)	(1,818,152)
Class C	(4,650)	(169,302)
Advisor Class	(8,582,612)	(33,352,145)
Transactions in Shares of Beneficial Interest
Net decrease	(39,043,294)	(41,164,215)

Total increase	154,748,998	1,232,531
Net Assets
Beginning of period	698,689,814	697,457,283

End of period	$853,438,812	$698,689,814

See notes to financial statements.

24 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

August 31, 2021

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

26 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input,

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$444,446,835		$	– 0	–	$	– 0	–	$444,446,835
Investment Companies	407,640,728			– 0	–		– 0	–	407,640,728

Total Investments in Securities	852,087,563			– 0	–		– 0	–	852,087,563
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$852,087,563		$	– 0	–	$	– 0	–	$852,087,563

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2021, the reimbursement for such services amounted to $87,676.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $79,805 for the year ended August 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $487 from the sale of Class A shares and received $0 and $12 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2021, such waiver amounted to $2,078.

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NOTES TO FINANCIAL STATEMENTS (continued)

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until May 1, 2022. For the year ended August 31, 2021, such waivers and/or reimbursements amounted to $2,715,713.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2021 is as follows:

															Distributions
Fund	Market Value 8/31/20 (000)	Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/21 (000)			Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$237	$75,182		$75,419		$	– 0	–	$	– 0	–	$	– 0	–	$1	$	– 0	–
AB Discovery Growth Fund, Inc.	19,995	4,300		1,884			542			3,733			26,686		76		2,824
AB Trust – AB Discovery Value Fund	16,342	2,522		1,121			(153)			11,004			28,594		196		– 0	–
Bernstein Fund, Inc.:
International Small Cap Portfolio	41,474	529		2,561			(28)			12,468			51,882		529		– 0	–
International Strategic Equities Portfolio	136,733	84,278	†	3,952			171			41,601			258,831		1,907		– 0	–
Small Cap Core Portfolio	19,085	85		5,311			(530)			6,722			20,051		85		– 0	–
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	18,561	422		2,134			241			4,507			21,597		422		– 0	–
Tax-Managed International Portfolio	77,625	668		78,533	†		(10)			250			– 0	–	668		– 0	–

Total							$233			$80,285			$407,641		$3,884		$2,824

†

Includes $77,442,511 of purchases / sales resulting from the merger of the Tax-Managed International Portfolio into the International Strategic Equities Portfolio, which took place on December 4, 2020.

During the year ended August 31, 2021, the Adviser reimbursed the Fund $3,159 for trading losses incurred due to a trade entry error.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the year ended August 31, 2021 amounted to $38,120, of which $492 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$110,945,174		$147,730,616
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$545,601,544

Gross unrealized appreciation	$307,658,857
Gross unrealized depreciation	(1,172,838)

Net unrealized appreciation	$306,486,019

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended August 31, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2021			Year Ended August 31, 2020

Class A
Shares sold	46,346		27,520		$863,359		$435,509

Shares issued in reinvestment of dividends and distributions	20,852		99,482		371,580		1,626,540

Shares converted from Class B	– 0	–	13,839		– 0	–	230,023

Shares converted from Class C	54,526		71,358		1,032,666		1,119,363

Shares redeemed	(184,252)		(250,404)		(3,371,515)		(3,791,428)

Net decrease	(62,528)		(38,205)		$(1,103,910)		$(379,993)

Class B
Shares sold	– 0	–	6	$	– 0	–	$143

Shares converted to Class A	– 0	–	(13,939)		– 0	–	(230,023)

Net decrease	– 0	–	(13,933)	$	– 0	–	$(229,880)

Class C
Shares sold	1,944		5,268		$36,240		$83,473

Shares issued in reinvestment of dividends and distributions	251		9,401		4,436		152,481

Shares converted to Class A	(55,190)		(72,274)		(1,032,666)		(1,119,363)

Shares redeemed	(27,856)		(89,780)		(527,962)		(1,317,146)

Net decrease	(80,851)		(147,385)		$(1,519,952)		$(2,200,555)

Advisor Class
Shares sold	2,495,754		3,039,670		$47,548,608		$47,527,142

Shares issued in reinvestment of dividends and distributions	429,733		1,891,323		7,687,922		31,017,696

Shares redeemed	(4,837,677)		(7,712,813)		(91,655,962)		(116,898,625)

Net decrease	(1,912,190)		(2,781,820)		$(36,419,432)		$(38,353,787)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the

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NOTES TO FINANCIAL STATEMENTS (continued)

intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$6,191,520	$12,291,441
Net long-term capital gains	2,813,496	23,048,158

Total taxable distributions paid	$9,005,016	$35,339,599

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$32,346,475
Unrealized appreciation/(depreciation)	306,491,156	(a)

Total accumulated earnings/(deficit)	$338,837,631

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund did not have any capital loss carryforwards.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 37

NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 16.81	$ 15.66	$ 16.76	$ 16.85	$ 15.08

Income From Investment Operations

Net investment income(a)(b)	.11	.18	.20	.18	.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.87	1.75	(.57)	1.78	1.78

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.98	1.93	(.37)	1.96	2.20

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.33)	(.16)	(.39)	(.29)

Distributions from net realized gain on investment transactions	(.04)	(.45)	(.57)	(1.66)	(.14)

Total dividends and distributions	(.19)	(.78)	(.73)	(2.05)	(.43)

Net asset value, end of period	$ 21.60	$ 16.81	$ 15.66	$ 16.76	$ 16.85

Total Return

Total investment return based on net asset value(d)*	29.83%	12.44%	(1.66)%	12.13%	14.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$48,742	$38,983	$36,908	$39,519	$39,479

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.63%	.63%	.63%	.62%	.88%

Expenses, before waivers/reimbursements(e)‡	.98%	.99%	.99%	1.00%	1.01%

Net investment income(b)	.57%	1.15%	1.30%	1.05%	2.70%

Portfolio turnover rate	15%	21%	19%	25%	112%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.38%	.39%	.39%	.40%	.23%

See footnote summary on page 42.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 16.59	$ 15.44	$ 16.47	$ 16.55	$ 14.82

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.09	.08	.05	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.79	1.69	(.54)	1.75	1.78

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	4.78	1.78	(.46)	1.80	2.05

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.18)	– 0	–	(.22)	(.18)

Distributions from net realized gain on investment transactions	(.04)	(.45)	(.57)	(1.66)	(.14)

Total dividends and distributions	(.04)	(.63)	(.57)	(1.88)	(.32)

Net asset value, end of period	$ 21.33	$ 16.59	$ 15.44	$ 16.47	$ 16.55

Total Return

Total investment return based on net asset value(d)*	28.85%	11.63%	(2.42)%	11.31%	14.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,378	$2,413	$4,522	$8,577	$9,373

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.38%	1.38%	1.38%	1.38%	1.65%

Expenses, before waivers/reimbursements(e)‡	1.74%	1.74%	1.74%	1.75%	1.76%

Net investment income (loss)(b)	(.05)%	.58%	.53%	.32%	1.78%

Portfolio turnover rate	15%	21%	19%	25%	112%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.38%	.39%	.39%	.40%	.23%

See footnote summary on page 42.

40 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 16.90	$ 15.73	$ 16.84	$ 16.92	$ 15.14

Income From Investment Operations

Net investment income(a)(b)	.16	.22	.24	.21	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.89	1.77	(.58)	1.80	1.80

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	5.05	1.99	(.34)	2.01	2.25

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.37)	(.20)	(.43)	(.33)

Distributions from net realized gain on investment transactions	(.04)	(.45)	(.57)	(1.66)	(.14)

Total dividends and distributions	(.23)	(.82)	(.77)	(2.09)	(.47)

Net asset value, end of period	$ 21.72	$ 16.90	$ 15.73	$ 16.84	$ 16.92

Total Return

Total investment return based on net asset value(d)*	30.14%	12.78%	(1.44)%	12.41%	15.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$803,319	$657,294	$655,810	$700,240	$638,666

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.38%	.38%	.38%	.38%	.64%

Expenses, before waivers/reimbursements(e)‡	.73%	.74%	.74%	.75%	.76%

Net investment income(b)	.82%	1.41%	1.51%	1.28%	2.89%

Portfolio turnover rate	15%	21%	19%	25%	112%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.38%	.39%	.39%	.40%	.23%

See footnote summary on page 42.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2021, August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .35%, 36%, .36%, .37% and .12%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .02% and .02%, respectively.

See notes to financial statements.

42 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 28, 2021

44 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2021. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 73.47% of dividends paid qualify for the dividends received deduction. The Fund designates $2,813,496 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 45

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	75	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Ding Liu 44	Vice President	Senior Vice President and Senior Quantitative Analyst of the Adviser**, with which he has been associated since prior to 2016.

Nelson Yu 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer – Investment Sciences and Insights since 2021 and Head – Blend Strategies since 2017.

Emilie D. Wrapp 65	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

58 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors

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noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

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services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

62 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 63

NOTES

64 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 65

NOTES

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NOTES

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 67

NOTES

68 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0151-0821

AUG    08.31.21

ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 5, 2021

This report provides management’s discussion of fund performance for the AB Wealth Appreciation Strategy for the annual reporting period ended August 31, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2021 (unaudited)

	6 Months	12 Months

AB WEALTH APPRECIATION STRATEGY

Class A Shares	14.86%	30.41%

Class C Shares	14.40%	29.39%

Advisor Class Shares[1]	14.96%	30.73%

Class R Shares[1]	14.56%	29.78%

Class K Shares[1]	14.75%	30.24%

MSCI ACWI (net)	13.80%	28.64%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2021.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Stock selection was the primary driver of outperformance, relative to the benchmark. Country selection was also positive, and sector selection detracted somewhat. The Fund’s overweight to smaller-cap stocks globally added to performance, as did underweights to non-US and emerging-market stocks. Stock selection contributed within the most cyclical sectors, as world equity markets recovered strongly, with positive stock selection within financials, consumer discretionary and industrials adding to returns. This was partially offset by weak stock selection in the materials sector and non-US securities. An underweight to financials and an overweight to consumer discretionary also detracted.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Outperformance was led by positive stock selection across all regions. While global equity markets continued to

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

experience double-digit returns, leadership rotated away from small-cap, value and emerging-market stocks and back into US, large-cap and growth stocks. The Fund’s overweight to smaller-cap stocks detracted modestly, but this was offset by an overweight to US large-cap stocks and positive stock selection across all regions. Contributions came from strong stock selection within communication services, consumer discretionary and financials. Sector selection also detracted due to an overweight to consumer discretionary.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded strong double-digit returns for the 12-month period ended August 31, 2021, as the continuation of accommodative monetary policy, widespread vaccination distribution and strong company earnings growth supported equity markets. Volatility increased in the middle of the period as the rapid economic recovery triggered inflationary fears and prompted intervals of style rotation as growth- and value-oriented shares traded leadership. Global monetary policy remained dovish and markets were calmed after the US Federal Reserve (the “Fed”) and key central banks emphasized the transitory nature of higher current inflation and their commitment to avoid withdrawing support prematurely. At the end of the period, market sentiment fluctuated under the overhang of rapidly rising coronavirus delta variant cases and the fear of sudden tapering of asset purchases by the Fed. Global markets were reassured after Fed Chair Jerome Powell reaffirmed previous comments regarding the possible timing of tapering and rate hikes. Small-cap stocks significantly outperformed large-cap stocks on a relative basis, and despite intervals of market rotation, value-style stocks outperformed their growth-style peers.

Throughout the reporting period, the Fund maintained a balanced approach with exposure across many parts of the world. The Fund continues to feature US and non-US large-cap stocks designed to provide stable participation in global equity markets as well as exposure to emerging markets and global smaller-cap stocks to provide higher returns. The Fund also remains style balanced, with equal exposures to growth, value and core styles of investing, which is intended to help the Fund seek to generate active returns across the full economic cycle.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

4 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2011 TO 8/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Wealth Appreciation Strategy Class A shares (from 8/31/2011 to 8/31/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	30.41%	24.84%

5 Years	13.15%	12.17%

10 Years	10.44%	9.96%

CLASS C SHARES

1 Year	29.39%	28.39%

5 Years	12.28%	12.28%

10 Years[1]	9.62%	9.62%

ADVISOR CLASS SHARES[2]

1 Year	30.73%	30.73%

5 Years	13.43%	13.43%

10 Years	10.73%	10.73%

CLASS R SHARES[2]

1 Year	29.78%	29.78%

5 Years	12.63%	12.63%

10 Years	9.97%	9.97%

CLASS K SHARES[2]

1 Year	30.24%	30.24%

5 Years	12.98%	12.98%

10 Years	10.31%	10.31%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.41%, 2.16%, 1.16%, 1.86% and 1.55% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.04%, 1.79%, 0.79%, 1.49% and 1.18% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2021. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	22.89%

5 Years	11.07%

10 Years	10.69%

CLASS C SHARES

1 Year	26.40%

5 Years	11.19%

10 Years[1]	10.36%

ADVISOR CLASS SHARES[2]

1 Year	28.74%

5 Years	12.31%

10 Years	11.46%

CLASS R SHARES[2]

1 Year	27.88%

5 Years	11.53%

10 Years	10.70%

CLASS K SHARES[2]

1 Year	28.26%

5 Years	11.88%

10 Years	11.05%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,148.60	$3.47	0.64%	$5.52	1.02%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$5.19	1.02%
Class C
Actual	$1,000	$1,144.00	$7.57	1.40%	$9.62	1.78%
Hypothetical**	$1,000	$1,018.15	$7.12	1.40%	$9.05	1.78%
Advisor Class
Actual	$1,000	$1,149.60	$2.11	0.39%	$4.17	0.77%
Hypothetical**	$1,000	$1,023.24	$1.99	0.39%	$3.92	0.77%
Class R
Actual	$1,000	$1,145.60	$6.00	1.11%	$8.06	1.49%
Hypothetical**	$1,000	$1,019.61	$5.65	1.11%	$7.58	1.49%
Class K
Actual	$1,000	$1,147.50	$4.33	0.80%	$6.39	1.18%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%	$6.01	1.18%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

PORTFOLIO SUMMARY

August 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,414.7

1

All data are as of August 31, 2021. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

August 31, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 51.2%
Information Technology – 14.2%
Electronic Equipment, Instruments & Components – 0.5%
CDW Corp./DE	32,841	$6,588,233

IT Services – 2.8%
FleetCor Technologies, Inc.(a)	14,746	3,882,327
Genpact Ltd.	128,006	6,640,951
PayPal Holdings, Inc.(a)	33,450	9,655,677
Visa, Inc. – Class A	87,097	19,953,923

		40,132,878

Semiconductors & Semiconductor Equipment – 2.6%
NVIDIA Corp.	45,163	10,109,737
NXP Semiconductors NV	38,929	8,374,796
QUALCOMM, Inc.	74,342	10,905,228
Texas Instruments, Inc.	37,536	7,165,998

		36,555,759

Software – 5.7%
Adobe, Inc.(a)	10,865	7,211,101
Citrix Systems, Inc.	37,521	3,859,785
Microsoft Corp.	178,111	53,768,149
NortonLifeLock, Inc.	277,221	7,362,990
Oracle Corp.	92,749	8,266,718

		80,468,743

Technology Hardware, Storage & Peripherals – 2.6%
Apple, Inc.	200,658	30,465,904
Western Digital Corp.(a)	99,310	6,276,392

		36,742,296

		200,487,909

Consumer Discretionary – 7.2%
Auto Components – 0.4%
Goodyear Tire & Rubber Co. (The)(a)	32,395	513,137
Magna International, Inc. – Class A (United States)	66,867	5,276,475

		5,789,612

Automobiles – 0.3%
Stellantis NV(b)	232,590	4,656,452

Distributors – 0.3%
LKQ Corp.(a)	83,019	4,374,271

Diversified Consumer Services – 0.3%
Chegg, Inc.(a)	42,992	3,577,794

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 2.6%
Amazon.com, Inc.(a)	7,896	$27,405,358
eBay, Inc.	75,309	5,779,213
Etsy, Inc.(a)	16,770	3,626,680

		36,811,251

Specialty Retail – 2.0%
AutoZone, Inc.(a)	4,528	7,014,551
Home Depot, Inc. (The)	48,577	15,844,846
TJX Cos., Inc. (The)	81,324	5,913,881

		28,773,278

Textiles, Apparel & Luxury Goods – 1.3%
Deckers Outdoor Corp.(a)	14,518	6,075,057
NIKE, Inc. – Class B	73,207	12,060,121

		18,135,178

		102,117,836

Communication Services – 7.0%
Diversified Telecommunication Services – 1.0%
Comcast Corp. – Class A	235,092	14,265,382

Entertainment – 0.5%
Electronic Arts, Inc.	47,714	6,928,550

Interactive Media & Services – 4.9%
Alphabet, Inc. – Class C(a)	14,768	42,963,656
Facebook, Inc. – Class A(a)	70,829	26,871,106

		69,834,762

Wireless Telecommunication Services – 0.6%
T-Mobile US, Inc.(a)	60,331	8,266,554

		99,295,248

Health Care – 6.6%
Biotechnology – 0.8%
Regeneron Pharmaceuticals, Inc.(a)	7,169	4,827,605
Vertex Pharmaceuticals, Inc.(a)	31,607	6,330,566

		11,158,171

Health Care Equipment & Supplies – 1.9%
Edwards Lifesciences Corp.(a)	61,414	7,196,493
Medtronic PLC	103,674	13,838,405
Zimmer Biomet Holdings, Inc.	39,552	5,950,598

		26,985,496

14 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.1%
Anthem, Inc.	21,869	$8,203,718
UnitedHealth Group, Inc.	51,157	21,295,124

		29,498,842

Pharmaceuticals – 1.8%
Johnson & Johnson	31,174	5,397,155
Roche Holding AG (Sponsored ADR)	236,553	11,879,692
Zoetis, Inc.	42,801	8,755,372

		26,032,219

		93,674,728

Financials – 5.1%
Banks – 2.9%
Bank of America Corp.	346,699	14,474,683
Citigroup, Inc.	115,852	8,330,918
PNC Financial Services Group, Inc. (The)	31,770	6,071,247
Wells Fargo & Co.	256,869	11,738,913

		40,615,761

Capital Markets – 1.8%
CME Group, Inc. – Class A	25,789	5,202,157
Goldman Sachs Group, Inc. (The)	37,500	15,506,625
LPL Financial Holdings, Inc.	35,169	5,199,737

		25,908,519

Insurance – 0.4%
Progressive Corp. (The)	54,283	5,229,624

		71,753,904

Industrials – 4.7%
Aerospace & Defense – 0.5%
L3Harris Technologies, Inc.	30,328	7,066,727

Airlines – 0.3%
Southwest Airlines Co.(a)	82,416	4,102,668

Construction & Engineering – 0.5%
AECOM(a)	105,484	6,915,531

Electrical Equipment – 1.1%
Eaton Corp. PLC	57,380	9,660,497
Regal Beloit Corp.	39,728	5,936,158

		15,596,655

Professional Services – 0.9%
Booz Allen Hamilton Holding Corp.	47,714	3,908,254
Robert Half International, Inc.	78,846	8,152,676

		12,060,930

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Road & Rail – 1.1%
CSX Corp.	292,370	$9,510,796
Knight-Swift Transportation Holdings, Inc.	128,405	6,668,072

		16,178,868

Trading Companies & Distributors – 0.3%
United Rentals, Inc.(a)	14,108	4,975,186

		66,896,565

Consumer Staples – 2.3%
Beverages – 0.6%
Coca-Cola Co. (The)	156,292	8,800,803

Food & Staples Retailing – 1.1%
Costco Wholesale Corp.	11,226	5,113,331
Walmart, Inc.	69,765	10,332,196

		15,445,527

Household Products – 0.6%
Procter & Gamble Co. (The)	61,143	8,706,152

		32,952,482

Real Estate – 1.4%
Equity Real Estate Investment Trusts (REITs) – 1.4%
American Campus Communities, Inc.	76,891	3,909,907
American Tower Corp.	17,275	5,047,237
Mid-America Apartment Communities, Inc.	30,292	5,827,272
Prologis, Inc.	39,779	5,356,640

		20,141,056

Utilities – 1.2%
Electric Utilities – 1.2%
American Electric Power Co., Inc.	84,421	7,561,589
NextEra Energy, Inc.	114,640	9,628,614

		17,190,203

Energy – 0.9%
Oil, Gas & Consumable Fuels – 0.9%
Chevron Corp.	67,069	6,490,267
EOG Resources, Inc.	79,429	5,363,046

		11,853,313

Materials – 0.6%
Chemicals – 0.6%
Linde PLC	26,557	8,354,567

Total Common Stocks (cost $421,242,176)		724,717,811

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 48.4%
Funds and Investment Trusts – 48.4%(c)(d)
AB Discovery Growth Fund, Inc. – Class Z	2,702,545	$46,132,444
AB Trust – AB Discovery Value Fund – Class Z	1,747,568	45,559,092
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	6,099,181	84,229,690
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	30,876,190	438,133,137
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	2,126,837	33,157,390
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,078,086	37,312,546

Total Investment Companies (cost $570,058,745)		684,524,299

SHORT-TERM INVESTMENTS – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $177,805)	177,805	177,805

Total Investments – 99.6% (cost $991,478,726)		1,409,419,915
Other assets less liabilities – 0.4%		5,270,605

Net Assets – 100.0%		$1,414,690,520

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

STATEMENT OF ASSETS & LIABILITIES

August 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $421,242,176)	$724,717,811	(a)
Affiliated issuers (cost $570,236,550)	684,702,104
Foreign currencies, at value (cost $242,606)	258,234
Receivable for investment securities sold	5,777,731
Unaffiliated dividends receivable	965,198
Receivable for shares of beneficial interest sold	248,584
Other assets	18,693

Total assets	1,416,688,355

Liabilities
Payable for shares of beneficial interest redeemed	907,831
Advisory fee payable	346,947
Payable for investment securities purchased	288,484
Custody and accounting fees payable	100,814
Distribution fee payable	96,335
Administrative fee payable	39,425
Transfer Agent fee payable	24,579
Trustees’ fees payable	8,868
Accrued expenses	184,552

Total liabilities	1,997,835

Net Assets	$1,414,690,520

Composition of Net Assets
Shares of beneficial interest, at par	$639
Additional paid-in capital	917,878,198
Distributable earnings	496,811,683

Net Assets	$1,414,690,520

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$425,622,812	19,190,675	$22.18	*

C	$8,023,094	360,729	$22.24

Advisor	$967,876,461	43,727,254	$22.13

R	$2,350,569	106,678	$22.03

K	$10,817,584	491,267	$22.02

(a)	Includes securities on loan with a value of $3,969,466 (see Note E).

*	The maximum offering price per share for Class A shares was $23.16 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2021

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $85,905)	$9,390,198
Affiliated issuers	6,547,807
Securities lending income	8,284	$15,946,289

Expenses
Advisory fee (see Note B)	8,638,200
Distribution fee—Class A	969,585
Distribution fee—Class C	135,241
Distribution fee—Class R	10,436
Distribution fee—Class K	24,115
Transfer agency—Class A	177,178
Transfer agency—Class C	7,168
Transfer agency—Advisor Class	419,406
Transfer agency—Class R	5,427
Transfer agency—Class K	19,292
Custody and accounting	183,035
Administrative	87,154
Registration fees	83,119
Printing	82,551
Audit and tax	68,948
Legal	52,615
Trustees’ fees	36,630
Miscellaneous	50,943

Total expenses	11,051,043
Less: expenses waived and reimbursed by the Adviser (see Note B)	(4,700,064)

Net expenses		6,350,979

Net investment income		9,595,310

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Affiliated Underlying Portfolios		2,941,638
Investment transactions		80,916,995
Foreign currency transactions		2,746
Net realized gain distributions from Affiliated Underlying Portfolios		5,021,276
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		138,091,274
Investments		119,029,915
Foreign currency denominated assets and liabilities		(6,541)

Net gain on investment and foreign currency transactions		345,997,303

Contributions from Affiliates (see Note B)		8,544

Net Increase in Net Assets from Operations		$355,601,157

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2021	Year Ended August 31, 2020
Increase in Net Assets from Operations
Net investment income	$9,595,310	$16,489,808
Net realized gain on investment and foreign currency transactions	83,861,379	15,785,520
Net realized gain distributions from Affiliated Underlying Portfolios	5,021,276	2,855,551
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	257,114,648	110,804,247
Contributions from Affiliates (see Note B)	8,544	– 0	–

Net increase in net assets from operations	355,601,157	145,935,126
Distributions to Shareholders
Class A	(10,399,971)	(14,132,922)
Class C	(287,019)	(647,878)
Advisor Class	(27,251,883)	(36,481,767)
Class R	(49,181)	(59,482)
Class K	(244,459)	(393,909)
Class I	– 0	–	(17,215)
Transactions in Shares of Beneficial Interest
Net decrease	(149,863,806)	(107,267,390)

Total increase (decrease)	167,504,838	(13,065,437)
Net Assets
Beginning of period	1,247,185,682	1,260,251,119

End of period	$1,414,690,520	$1,247,185,682

See notes to financial statements.

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

August 31, 2021

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R and Class K shares. Class B, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 21

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

22 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$724,717,811		$	– 0	–	$	– 0	–	$724,717,811
Investment Companies	684,524,299			– 0	–		– 0	–	684,524,299
Short-Term Investments	177,805			– 0	–		– 0	–	177,805

Total Investments in Securities	1,409,419,915			– 0	–		– 0	–	1,409,419,915
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,409,419,915		$	– 0	–	$	– 0	–	$1,409,419,915

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2021, the reimbursement for such services amounted to $87,154.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $279,998 for the year ended August 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,885 from the sale of Class A shares and received $412 and $410 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2021, such waiver amounted to $1,696.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the

26 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until May 1, 2022. For the year ended August 31, 2021, such waivers and/or reimbursements amounted to $4,698,368.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2021 is as follows:

															Distributions
Fund	Market Value 8/31/20 (000)		Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/21 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$2,995		$122,663		$125,480		$	– 0	–	$	– 0	–	$178		$1		$	– 0	–
AB Discovery Growth Fund, Inc.	35,906		7,422		4,640			1,301			6,143		46,132		135			5,021
AB Trust—AB Discovery Value Fund	28,050		5,587		6,841			10			18,753		45,559		332			– 0	–
Bernstein Fund, Inc.:
International Small Cap Portfolio	73,856		938		12,284			499			21,221		84,230		938			– 0	–
International Strategic Equities Portfolio	243,778		146,985	†	22,588			1,379			68,579		438,133		3,382			– 0	–
Small Cap Core Portfolio	34,552		152		12,355			(602)			11,410		33,157		153			– 0	–
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	33,805		765		5,670			432			7,981		37,313		765			– 0	–
International Portfolio	137,262		843		142,032	†		(77)			4,004		– 0	–	842			– 0	–
Government Money Market Portfolio*	– 0	–	18,735		18,735			– 0	–		– 0	–	– 0	–	– 0	–		– 0	–

Total								$2,942			$138,091		$684,702		$6,548			$5,021

†	Includes $140,239,507 of purchases / sales resulting from the merger of the International Portfolio into the International Strategic Equities Portfolio, which took place on December 4, 2020.

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended August 31, 2021, the Adviser reimbursed the Fund $8,544 for trading losses incurred due to a trade entry error.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the year ended August 31, 2021 amounted to $71,737, of which $2,333 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$191,362,779		$363,516,488
U.S. government securities	– 0	–	– 0	–

28 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$994,334,258

Gross unrealized appreciation	$423,059,840
Gross unrealized depreciation	(7,974,183)

Net unrealized appreciation	$415,085,657

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended August 31, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*			Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
						Income Earned	Advisory Fee Waived
$3,969,466	$	– 0	–	$4,088,012	$8,253	$31	$	– 0	–

*	As of August 31, 2021.

30 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2021			Year Ended August 31, 2020

Class A
Shares sold	287,997		532,296		$5,633,614		$8,669,759

Shares issued in reinvestment of dividends and distributions	534,181		783,909		9,748,848		13,310,783

Shares converted from Class B	– 0	–	232,717		– 0	–	3,978,652

Shares converted from Class C	526,068		305,044		10,598,927		4,860,832

Shares redeemed	(2,477,281)		(3,273,492)		(48,189,697)		(51,978,107)

Net decrease	(1,129,035)		(1,419,526)		$(22,208,308)		$(21,158,081)

Class B
Shares sold	– 0	–	809	$	– 0	–	$13,784

Shares converted to Class A	– 0	–	(230,288)		– 0	–	(3,978,652)

Shares redeemed	– 0	–	(4,629)		– 0	–	(77,453)

Net decrease	– 0	–	(234,108)	$	– 0	–	$(4,042,321)

Class C
Shares sold	25,458		55,363		$500,282		$869,409

Shares issued in reinvestment of dividends and distributions	14,813		34,958		272,558		597,439

Shares converted to Class A	(524,010)		(304,314)		(10,598,927)		(4,860,832)

Shares redeemed	(104,463)		(299,721)		(2,021,069)		(4,744,056)

Net decrease	(588,202)		(513,714)		$(11,847,156)		$(8,138,040)

Advisor Class
Shares sold	2,748,034		4,522,411		$53,467,404		$71,519,773

Shares issued in reinvestment of dividends and distributions	1,447,054		2,062,329		26,307,441		34,873,984

Shares redeemed	(9,975,132)		(11,150,478)		(195,227,016)		(177,034,483)

Net decrease	(5,780,044)		(4,565,738)		$(115,452,171)		$(70,640,726)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 31

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended August 31, 2021		Year Ended August 31, 2020	Year Ended August 31, 2021			Year Ended August 31, 2020

Class R
Shares sold	9,231		13,003		$181,767		$197,780

Shares issued in reinvestment of dividends and distributions	2,704		3,512		49,180		59,482

Shares redeemed	(12,506)		(49,896)		(240,323)		(836,228)

Net decrease	(571)		(33,381)		$(9,376)		$(578,966)

Class K
Shares sold	52,523		59,458		$1,016,484		$957,846

Shares issued in reinvestment of dividends and distributions	13,476		23,350		244,457		393,907

Shares redeemed	(85,282)		(239,301)		(1,607,736)		(3,728,898)

Net decrease	(19,283)		(156,493)		$(346,795)		$(2,377,145)

Class I
Shares sold	– 0	–	1,463	$	– 0	–	$23,635

Shares issued in reinvestment of dividends and distributions	– 0	–	1,017		– 0	–	17,215

Shares redeemed	– 0	–	(26,306)		– 0	–	(372,961)

Net decrease	– 0	–	(23,826)	$	– 0	–	$(332,111)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to

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NOTES TO FINANCIAL STATEMENTS (continued)

include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2021.

34 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$17,132,564	$16,856,078
Net long-term capital gains	21,099,949	34,877,095

Total taxable distributions	$38,232,513	$51,733,173

As of August 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,881,869
Undistributed capital gains	72,824,481
Unrealized appreciation/(depreciation)	415,105,333	(a)

Total accumulated earnings/(deficit)	$496,811,683

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 17.50	$ 16.11	$ 16.99	$ 16.27	$ 15.06

Income From Investment Operations

Net investment income(a)(b)	.11	.19	.21	.17	.48

Net realized and unrealized gain (loss) on investment transactions	5.10	1.86	(.58)	1.77	1.58

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	5.21	2.05	(.37)	1.94	2.06

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.20)	(.16)	(.43)	(.48)

Distributions from net realized gain on investment transactions	(.31)	(.46)	(.35)	(.79)	(.37)

Total dividends and distributions	(.53)	(.66)	(.51)	(1.22)	(.85)

Net asset value, end of period	$ 22.18	$ 17.50	$ 16.11	$ 16.99	$ 16.27

Total Return
Total investment return based on net asset value(d)*	30.41%	12.85%	(1.78)%	12.21%	14.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$425,623	$355,496	$350,232	$393,100	$386,168

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.64%	.64%	.64%	.64%	.85%

Expenses, before waivers/reimbursements(e)‡	.99%	1.01%	1.01%	1.01%	1.01%

Net investment income(b)	.55%	1.20%	1.34%	1.02%	3.14%

Portfolio turnover rate	15%	18%	20%	22%	111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.38%	.40%	.40%	.40%	.34%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 17.52	$ 16.10	$ 16.91	$ 16.15	$ 14.95

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.08	.10	.06	.36

Net realized and unrealized gain (loss) on investment transactions	5.10	1.84	(.56)	1.73	1.57

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	5.08	1.92	(.46)	1.79	1.93

Less: Dividends and Distributions

Dividends from net investment income	(.05)	(.04)	(.00	)(c)	(.24)	(.36)

Distributions from net realized gain on investment transactions	(.31)	(.46)	(.35)	(.79)	(.37)

Total dividends and distributions	(.36)	(.50)	(.35)	(1.03)	(.73)

Net asset value, end of period	$ 22.24	$ 17.52	$ 16.10	$ 16.91	$ 16.15

Total Return

Total investment return based on net asset value(d)*	29.39%	11.98%	(2.46)%	11.31%	13.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,023	$16,621	$23,546	$38,133	$55,532

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.39%	1.39%	1.40%	1.39%	1.62%

Expenses, before waivers/reimbursements(e)‡	1.75%	1.76%	1.76%	1.77%	1.76%

Net investment income (loss)(b)	(.10)%	.50%	.64%	.34%	2.38%

Portfolio turnover rate	15%	18%	20%	22%	111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.38%	.40%	.40%	.40%	.34%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 17.46	$ 16.08	$ 16.96	$ 16.25	$ 15.04

Income From Investment Operations

Net investment income(a)(b)	.16	.23	.25	.21	.52

Net realized and unrealized gain (loss) on investment transactions	5.08	1.85	(.57)	1.76	1.58

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	5.24	2.08	(.32)	1.97	2.10

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.24)	(.21)	(.47)	(.52)

Distributions from net realized gain on investment transactions	(.31)	(.46)	(.35)	(.79)	(.37)

Total dividends and distributions	(.57)	(.70)	(.56)	(1.26)	(.89)

Net asset value, end of period	$ 22.13	$ 17.46	$ 16.08	$ 16.96	$ 16.25

Total Return

Total investment return based on net asset value(d)*	30.73%	13.08%	(1.49)%	12.44%	14.66%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$967,876	$864,334	$869,353	$931,834	$857,397

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.39%	.39%	.39%	.39%	.60%

Expenses, before waivers/reimbursements(e)‡	.74%	.76%	.76%	.76%	.76%

Net investment income(b)	.81%	1.44%	1.58%	1.26%	3.39%

Portfolio turnover rate	15%	18%	20%	22%	111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.38%	.40%	.40%	.40%	.34%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 17.40	$ 15.99	$ 16.84	$ 16.14	$ 14.94

Income From Investment Operations

Net investment income(a)(b)	.02	.11	.15	.10	.41

Net realized and unrealized gain (loss) on investment transactions	5.07	1.84	(.57)	1.73	1.57

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	5.09	1.95	(.42)	1.83	1.98

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.08)	(.08)	(.34)	(.41)

Distributions from net realized gain on investment transactions	(.31)	(.46)	(.35)	(.79)	(.37)

Total dividends and distributions	(.46)	(.54)	(.43)	(1.13)	(.78)

Net asset value, end of period	$ 22.03	$ 17.40	$ 15.99	$ 16.84	$ 16.14

Total Return

Total investment return based on net asset value(d)*	29.78%	12.31%	(2.17)%	11.62%	13.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,351	$1,866	$2,248	$2,898	$3,308

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.11%	1.09%	1.10%	1.09%	1.30%

Expenses, before waivers/reimbursements(e)‡	1.46%	1.46%	1.46%	1.47%	1.46%

Net investment income(b)	.09%	.69%	.93%	.59%	2.67%

Portfolio turnover rate	15%	18%	20%	22%	111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.38%	.40%	.40%	.40%	.34%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 17.37	$ 16.00	$ 16.87	$ 16.17	$ 14.97

Income From Investment Operations

Net investment income(a)(b)	.08	.17	.19	.15	.48

Net realized and unrealized gain (loss) on investment transactions	5.07	1.83	(.57)	1.75	1.55

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	5.15	2.00	(.38)	1.90	2.03

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.17)	(.14)	(.41)	(.46)

Distributions from net realized gain on investment transactions	(.31)	(.46)	(.35)	(.79)	(.37)

Total dividends and distributions	(.50)	(.63)	(.49)	(1.20)	(.83)

Net asset value, end of period	$ 22.02	$ 17.37	$ 16.00	$ 16.87	$ 16.17

Total Return

Total investment return based on net asset value(d)*	30.24%	12.63%	(1.90)%	12.01%	14.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,818	$8,869	$10,672	$11,729	$12,527

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.80%	.78%	.79%	.78%	.99%

Expenses, before waivers/reimbursements(e)‡	1.15%	1.15%	1.15%	1.16%	1.14%

Net investment income(b)	.39%	1.08%	1.19%	.92%	3.18%

Portfolio turnover rate	15%	18%	20%	22%	111%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.38%	.40%	.40%	.40%	.34%

See footnote summary on page 42.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2021, August 31, 2020, August 31, 2019 August 31, 2018 and August 31, 2017, such waiver amounted to .35%, .37%, .36%, .37% and .16%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .05% and .05%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Wealth Appreciation Strategy (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 28, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2021. For individual shareholders, the Fund designates 75.54% of dividends paid as qualified dividend income. For corporate shareholders, 37.44% of dividends paid qualify for the dividends received deduction. The Fund designates $21,099,949 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Earl D. Weiner,## 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	73	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Ding Liu 44	Vice President	Senior Vice President and Senior Quantitative Analyst of the Adviser**, with which he has been associated since prior to 2016.

Nelson Yu 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer — Investment Sciences and Insights since 2021 and Head — Blend Strategies since 2017.

Emilie D. Wrapp 65	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

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the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors

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noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

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services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

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Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0151-0821

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees

AB All Market Total Return	2020	$101,410	$—	$32,265
	2021	$101,410		$45,521

AB Wealth Appreciation Strategy	2020	$42,593	$—	$22,700
	2021	$42,593		$33,716

AB Conservative Wealth Strategy	2020	$65,372	$—	$28,738
	2021	$65,372		$36,511

AB TM All Market Income Portfolio	2020	$49,146	$—	$43,847
	2021	$49,146		$54,499

AB TM Wealth Appreciation Strategy	2020	$42,593	$—	$23,308
	2021	$42,593		$35,427

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB All Market Total Return	2020	$1,100,972	$32,265
			$—
			$(32,265)
	2021	$886,256	$45,521
			$—
			$(45,521)

AB Wealth Appreciation Strategy	2020	$1,091,407	$22,700
			$—
			$(22,700)
	2021	$874,452	$33,716
			$—
			$(33,716)

AB Conservative Wealth Strategy	2020	$1,097,445	$28,738
			$—
			$(28,738)
	2021	$877,247	$36,511
			$—
			$(36,511)

AB TM All Market Income Portfolio	2020	$1,112,554	$43,847
			$—
			$(43,847)
	2021	$895,235	$54,499
			$—
			$(54,499)

AB TM Wealth Appreciation Strategy	2020	$1,092,015	$23,308
			$—
			$(23,308)
	2021	$876,162	$35,427
			$—
			$(35,427)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	October 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	October 29, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 29, 2021